Exhibit 4.18(a)

Execution Version

Dated 18 June 2018

US$27,000,000

of which US$21,750,000 is outstanding

AMENDMENT NO. 1 TO TERM LOAN FACILITY

GRINDROD MARITIME LLC

as Borrower

guaranteed by

GRINDROD SHIPPING PTE. LTD.

GRINDROD LIMITED

as Existing Guarantors

with

GRINDROD SHIPPING HOLDINGS LTD.

as New Parent Guarantor

DVB BANK SE SINGAPORE BRANCH

as Facility Agent

DVB BANK SE SINGAPORE BRANCH

as Security Agent

and

DVB BANK SE

as Account Bank

AMENDING AND RESTATING AGREEMENT

relating to the financing of

m.t. "MATUKU"

Index

Clause		Page

1	Definitions and Interpretation	2
2	Agreement of the Finance Parties	3
3	Conditions Precedent	3
4	Representations	3
5	Guarantee and Indemnity of New Parent Guarantor	4
6	Release of Parent Guarantor	4
7	Amendment and Restatement of Facility Agreement and other Finance Documents	4
8	Further Assurance	5
9	Costs and Expenses	5
10	Notices	5
11	Counterparts	5
12	Governing Law	5
13	Enforcement	5

Schedules

Schedule 1 The Lenders	7
Schedule 2 Conditions Precedent	8

Execution

Execution Pages	9

Appendices

Appendix Part A Form of Amended and Restated Facility Agreement marked to indicate amendments to the Facility Agreement
Appendix Part B Form of clean copy Amended and Restated Facility Agreement

THIS AGREEMENT is made on 18 June 2018

PARTIES

(1)	GRINDROD MARITIME LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as borrower (the "Borrower")

(2)	GRINDROD SHIPPING PTE. LTD., a company incorporated in Singapore whose registered office is at 200 Cantonment Road, #03-01 Southpoint, Singapore 089763 as guarantor ("GSPL")

(3)	GRINDROD LIMITED, a company incorporated in South Africa with registration number 1966/009846/06 whose registered office is at Grindrod Mews, 106 Margaret Mncadi Avenue, Durban 4001 South Africa as guarantor (the "Parent Guarantor", and together with GSPL the "Existing Guarantors" and each an "Existing Guarantor")

(4)	GRINDROD SHIPPING HOLDINGS LTD., a company incorporated in Singapore with company number 201731497H whose registered office is at 10 Anson Road #32-15, International Plaza, Singapore 079903 as new guarantor (the "New Parent Guarantor")

(5)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 (The Lenders) as lenders (the "Lenders")

(6)	DVB BANK SE SINGAPORE BRANCH as agent of the other Finance Parties (the "Facility Agent")

(7)	DVB BANK SE SINGAPORE BRANCH as security agent for the Secured Parties (the "Security Agent")

(8)	DVB BANK SE acting through its office at Platz der Republik 6, 60325, Frankfurt/Main, Germany as account bank (the "Account Bank")

BACKGROUND

(A)	By the Facility Agreement, the Lenders agreed to make available to the Borrower a facility of (originally) up to US$27,000,000 of which US$21,750,000 is outstanding at the date of this Agreement.

(B)	In anticipation of the proposed reorganisation and listing of the Parent Guarantor's shipping business, each of the Borrower, the Existing Guarantors and the New Parent Guarantor have requested that the Lenders and the other Finance Parties consent to the following:

(i)	the transfer of ownership of GSPL from the Parent Guarantor to the New Parent Guarantor;

(ii)	the release of the Parent Guarantor from its obligations under the Finance Documents and its replacement by the New Parent Guarantor as a new guarantor; and

(iii)	the dual listing of the New Parent Guarantor on NASDAQ and the Johannesburg Stock Exchange.

(C)	This Agreement sets out the terms and conditions on which the Lenders and the other Finance Parties agree, with effect on and from the Effective Time, to the request of the Borrower, the Existing Guarantors and the New Parent Guarantor referred to in Recital (B) above and in connection with this request the Parties agree to:

(i)	increase the Margin under the Facility Agreement;

(ii)	amend the provisions relating to the minimum required security cover provided for in clause 25.1 (Minimum required security cover) of the Facility Agreement;

(iii)	amend the financial covenants contained in clause 20 (financial covenants) of the Facility Agreement; and

(iv)	the Borrower maintaining a minimum cash balance in the Retention Account, and to the consequential amendment of the Facility Agreement and the other Finance Documents in connection with those matters.

OPERATIVE PROVISIONS

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

"Amended and Restated Facility Agreement" means the Facility Agreement as amended and restated by this Agreement in the form set out in the Appendix.

"Effective Time" means the time at which, on the date on which, the transfer of ownership of GSPL from the Parent Guarantor to the New Parent Guarantor as referred to in paragraph (i) of Recital (B) occurs, provided that the Facility Agent has confirmed to the other Parties that the conditions precedent in Clause 3 (Conditions Precedent) are satisfied.

"Facility Agreement" means the facility agreement dated 9 December 2016 and made between (i) the Borrower, (ii) the Existing Guarantors, (iii) the Lenders, (iv) the Facility Agent, (v) the Security Agent and (vi) the Account Bank.

"Party" means a party to this Agreement.

1.2	Defined expressions

Defined expressions in the Facility Agreement and the other Finance Documents shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

1.3	Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (construction) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

1.4	Designation as a Finance Document

The Borrower and the Facility Agent designate this Agreement as a Finance Document.

1.5	Third party rights

Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Third Parties Act to enforce or to enjoy the benefit of any term of this Agreement.

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2	AGREEMENT OF THE FINANCE PARTIES

2.1	Agreement of the Lenders

The Lenders agree, subject to and upon the terms and conditions of this Agreement, to the request set out in Recital (B).

2.2	Agreement of the Finance Parties

The Finance Parties agree, subject to and upon the terms and conditions of this Agreement, to the consequential amendment of the Facility Agreement and the other Finance Documents in connection with the matters referred to in Clause 2.1 (Agreement of the Lenders).

2.3	Effective Time

The agreement of the Lenders and the other Finance Parties contained in Clause 2.1 (Agreement of the Lenders) and Clause 2.2 (Agreement of the Finance Parties) shall have effect on and from the Effective Time.

3	CONDITIONS PRECEDENT

The agreement of the Lenders and the other Finance Parties contained in Clause 2.1 (Agreement of the Lenders) and Clause 2.2 (Agreement of the Finance Parties) is subject to:

(a)	no Default continuing on the date of this Agreement and the Effective Time or resulting from the occurrence of the Effective Time;

(b)	the Repeating Representations to be made by each Obligor being true on the date of this Agreement and the Effective Time;

(c)	no event described in clause 7.4 (mandatory prepayment on sale or Total Loss) of the Facility Agreement having occurred on the date of this Agreement or the Effective Time;

(d)	at the Effective Time, the market value of the Vessel plus the net realisable value of additional Security previously provided under clause 25 (Security cover) of the Facility Agreement is greater than 143 per cent. of the Loan; and

(e)	the Facility Agent having received all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Facility Agent on or before 30 June 2018 or such later date as the Facility Agent may agree with the Borrower.

4	REPRESENTATIONS

4.1	Facility Agreement representations

(a)	Each of the Borrower and the Existing Guarantors makes the representations and warranties set out in clause 18 (representations) of the Facility Agreement, updated with appropriate modifications to refer to this Agreement, by reference to the circumstances then existing on the date of this Agreement.

(b)	Each of the Borrower, GSPL and the New Parent Guarantor makes the representations and warranties set out in clause 18 (representations) of the Facility Agreement, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement, by reference to the circumstances then existing on the Effective Time.

4.2	Finance Document representations

Each of the Borrower and GSPL makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, as amended and restated and/or supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, by reference to the circumstances then existing on the date of this Agreement and on the Effective Time.

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5	GUARANTEE AND INDEMNITY OF NEW PARENT GUARANTOR

5.1	Guarantee and Indemnity

With effect on and from the Effective Time, the New Parent Guarantor shall accede to the Facility as a Guarantor and:

(a)	irrevocably and unconditionally guarantees to each Finance Party, undertakes with each Finance Party and agrees with each Finance Party to indemnify each Finance Party those matters set out in clause 17.1 (Guarantee and indemnity) of the Facility Agreement, as amended and restated by this Agreement; and

(b)	agrees to be bound by all the other provisions of the Amended and Restated Facility Agreement as a Guarantor under the Amended and Restated Facility Agreement including (without limitation):

(i)	to pay all moneys due or to become due to the Finance Parties under the Amended and Restated Facility Agreement and the other Finance Documents as amended and supplemented by this Agreement; and

(ii)	to perform and observe all the other terms and conditions imposed on it as a Guarantor under the Amended and Restated Facility Agreement.

5.2	Confirmation

The New Parent Guarantor confirms that it is familiar with, and agrees to, the other terms and conditions of the Finance Documents.

6	RELEASE OF PARENT GUARANTOR

With effect on and from the Effective Time, the Finance Parties release the Parent Guarantor from its obligations under the Facility Agreement.

7	AMENDMENT AND RESTATEMENT OF FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS

7.1	Specific amendments to the Facility Agreement

With effect on and from the Effective Time the Facility Agreement shall be, and shall be deemed by this Agreement to have been, amended and restated in the form of the Amended and Restated Facility Agreement and, as so amended and restated, the Facility Agreement shall continue to be binding on each of the parties to it in accordance with its terms as so amended and restated.

7.2	Amendments to Finance Documents

With effect on and from the Effective Time each of the Finance Documents other than the Facility Agreement, shall be, and shall be deemed by this Agreement to have been, amended as follows:

(a)	the definition of, and references throughout each of the Finance Documents to, the Facility Agreement and any of the other Finance Documents shall be construed as if the same referred to the Facility Agreement and those Finance Documents as amended and restated by this Agreement; and

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(b)	by construing references throughout each of the Finance Documents to "this Agreement", "this Deed" and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Agreement.

7.3	Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect:

(a)	in the case of the Facility Agreement as amended and restated pursuant to Clause 7.1 (Specific amendments to the Facility Agreement); and

(b)	in the case of the Finance Documents other than the Facility Agreement as supplemented by the amendments to such Finance Documents contained or referred to in Clause 7.2 (Amendments to Finance Documents), and subject to such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

8	FURTHER ASSURANCE

Clause 21.25 (Further assurance) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

9	COSTS AND EXPENSES

Clause 16.2 (amendment costs) of the Facility Agreement, as amended and restated by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

10	NOTICES

Clause 37 (notices) of the Facility Agreement, as amended and restated by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

11	COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

12	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

13	ENFORCEMENT

13.1	Jurisdiction

(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.

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(c)	This Clause 13.1 (Jurisdiction) is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

13.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(i)	irrevocably appoints Grindrod Shipping Services UK Ltd as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within 3 days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

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SCHEDULE 1

THE LENDERS

Lender	Lending Office

DVB Bank SE Singapore Branch	77 Robinson Road, #30-02 068896 Singapore
Fax no.: +65 6511 0789
tls.tm.singapore@dvbbank.com Attention:
Transaction and Loan Services

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SCHEDULE 2

CONDITIONS PRECEDENT

1	Obligors

In relation to each of the Borrower, the Existing Guarantors and the New Parent Guarantor, documents of the kind specified in schedule 2 part A paragraph 1 of the Facility Agreement (excluding the document specified in paragraph 1.7).

2	Legal opinions

2.1	Draft agreed form legal opinion of Watson Farley & Williams LLP, legal advisers to the Facility Agent and the Security Agent in England.

2.2	Draft agreed form legal opinion of Allen & Gledhill LLP, legal advisers to the Facility Agent and the Security Agent in Singapore.

2.3	Draft agreed form legal opinion of Watson Farley & Williams LLP (New York), legal advisers to the Facility Agent and the Security Agent as to Marshall Islands law.

3	Other documents and evidence

3.1	A valuation of the Vessel addressed to the Facility Agent on behalf of the Finance Parties, stated to be for the purposes of this Agreement and dated not earlier than 15 days before the Effective Time from an Approved Valuer which shows a market value for the Vessel evidencing compliance with paragraph (d) of Clause 3 (Conditions precedent).

3.2	Evidence that an amount has been paid into the Retention Account sufficient to ensure compliance with clause 26.9 (minimum balance in Retention Account) of the Amended and Restated Facility Agreement.

3.3	Evidence that any process agent for the Obligors has accepted its appointment in relation to this Agreement.

3.4	A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by this Agreement or for the validity and enforceability of any Finance Document as amended and restated and/or supplemented by this Agreement.

3.5	Evidence that the any costs and expenses then due from the Borrower pursuant to Clause 9 (Costs and Expenses) have been paid or will be paid by the Effective Time.

3.6	Such evidence as the Facility Agent may require for the Finance Parties to be able to satisfy each of their "know your customer" or similar identification procedures in relation to the transactions contemplated by this Agreement and in particular in relation to the New Parent Guarantor.

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EXECUTION PAGES

BORROWER

SIGNED by	)	/s/ Gerald Christopher Kingsley-Wilkins
duly authorised	)	Gerald Christopher Kingsley-Wilkins
for and on behalf of	)
GRINDROD MARITIME LLC	)
in the presence of:	)

Witness' signature:	)	/s/ Yvette Kingsley-Wilkins
Witness' name:	)	Yvette Kingsley-Wilkins
Witness' address:	)	200 Cantonment Road
#03-01 South Point
Singapore 089763

EXISTING GUARANTORS

SIGNED by	)	/s/ Mark Gregory Keen
duly authorised	)	Mark Gregory Keen
for and on behalf of	)
GRINDROD SHIPPING PTE. LTD.	)
in the presence of:	)

Witness' signature:	)	/s/ Yvette Kingsley-Wilkins
Witness' name:	)	Yvette Kingsley-Wilkins
Witness' address:	)	200 Cantonment Road
#03-01 South Point
Singapore 089763

SIGNED by	)	/s/ Andrew Waller
duly authorised	)	Andrew Waller
for and on behalf of	)
GRINDROD LIMITED	)
in the presence of:	)

Witness' signature:	)	/s/ Gertruida Quintal
Witness' name:	)	Gertruida Quintal
Witness' address:	)	106 Margaret Mncadi Avenue
Durban

NEW PARENT GUARANTOR

SIGNED by	)	/s/ Gerald Christopher Kingsley-Wilkins
duly authorised	)	Gerald Christopher Kingsley-Wilkins
for and on behalf of	)
GRINDROD SHIPPING HOLDINGS LTD.	)
in the presence of:	)

Witness' signature:	)	/s/ Yvette Kingsley-Wilkins
Witness' name:	)	Yvette Kingsley-Wilkins
Witness' address:	)	200 Cantonment Road
#03-01 South Point
Singapore 089763

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LENDERS

SIGNED by	)	/s/ Meryl Montefiore
duly authorised	)	Meryl Montefiore
for and on behalf of	)	Attorney-in-Fact
DVB BANK SE SINGAPORE BRANCH	)
in the presence of:	)

Witness' signature:	)	/s/ Solveig De Sousa
Witness' name:	)	Solveig De Sousa
Witness' address:	)	Associate Watson Farley & Williams LLP
6 Battery Road, #28-00, Singapore 049909
FACILITY AGENT

SIGNED by	)	/s/ Meryl Montefiore
duly authorised	)	Meryl Montefiore
for and on behalf of	)	Attorney-in-Fact
DVB BANK SE SINGAPORE BRANCH	)
in the presence of:	)

Witness' signature:	)	/s/ Solveig De Sousa
Witness' name:	)	Solveig De Sousa
Witness' address:	)	Associate Watson Farley & Williams LLP
6 Battery Road, #28-00, Singapore 049909
SECURITY AGENT

SIGNED by	)	/s/ Meryl Montefiore
duly authorised	)	Meryl Montefiore
for and on behalf of	)	Attorney-in-Fact
DVB BANK SE SINGAPORE BRANCH	)
in the presence of:	)

Witness' signature:	)	/s/ Solveig De Sousa
Witness' name:	)	Solveig De Sousa
Witness' address:	)	Associate Watson Farley & Williams LLP
6 Battery Road, #28-00, Singapore 049909
ACCOUNT BANK

SIGNED by	)	/s/ Meryl Montefiore
duly authorised	)	Meryl Montefiore
for and on behalf of	)	Attorney-in-Fact
DVB BANK SE	)
in the presence of:	)

Witness' signature:	)	/s/ Solveig De Sousa
Witness' name:	)	Solveig De Sousa
Witness' address:	)	Associate Watson Farley & Williams LLP
6 Battery Road, #28-00, Singapore 049909

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APPENDIX

PART A

FORM OF AMENDED AND RESTATED FACILITY AGREEMENT MARKED TO

INDICATE AMENDMENTS TO THE FACILITY AGREEMENT

Amendments are indicated as follows:

1	additions are indicated by underlined text; and

2	deletions are shown by strike-through text.

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Execution Version

US$27,000,000

FACILITY AGREEMENT

Dated                                                       9 December 2016

for

GRINDROD MARITIME LLC

as Borrower

guaranteed by

GRINDROD SHIPPING PTE. LTD.

GRINDROD ~~LIMITED~~SHIPPING HOLDINGS LTD.

as Guarantors

with

DVB BANK SE SINGAPORE BRANCH

acting as Facility Agent

DVB BANK SE SINGAPORE BRANCH

acting as Security Agent

and

DVB BANK SE

acting as Account Bank

FACILITY AGREEMENT

as amended by an Amending and Restating Agreement dated                                            2018

relating to the financing of

m.t. ~~Matuku~~"MATUKU"

Index

Clause		Page

Section 1 Interpretation		2
1	Definitions and Interpretation	2
Section 2 The Facility		23
2	The Facility	23
3	Purpose	23
4	Conditions of Drawdown	23
Section 3 Drawdown		25
5	Drawdown	25
Section 4 Repayment, Prepayment and Cancellation		26
6	Repayment	26
7	Prepayment and Cancellation	26
Section 5 Costs of Drawdown		29
8	Interest	29
9	Interest Periods	30
10	Changes to the Calculation of Interest	30
11	Fees	32
Section 6 Additional Payment Obligations		33
12	Tax Gross Up and Indemnities	33
13	Increased Costs	36
14	Other Indemnities	37
15	Mitigation by the Finance Parties	40
16	Costs and Expenses	40
Section 7 Guarantee		42
17	Guarantee and Indemnity	42
Section 8 Representations, Undertakings and Events of Default		45
18	Representations	45
19	Information Undertakings	51
20	Financial Covenants	54
21	General Undertakings	56
22	Insurance Undertakings	61
23	Bareboat Charterer Undertakings	66
24	Vessel Undertakings	67
25	Security Cover	72
26	Accounts and Application of Earnings	74
27	Events of Default	76
Section 9 Changes to Parties		81
28	Changes to the Lenders	81
29	Changes to the Transaction Obligors	85
Section 10 The Finance Parties		87
30	The Facility Agent	87
31	The Security Agent	96
32	Conduct of Business by the Finance Parties	110
33	Sharing among the Finance Parties	110
Section 11 Administration		112
34	Payment Mechanics	112
35	Set-Off	115
36	Bail-in	115
37	Notices	116
38	Calculations and Certificates	117
39	Partial Invalidity	118
40	Remedies and Waivers	118

41	Settlement or Discharge Conditional	118
42	Irrevocable Payment	118
43	Amendments and Waivers	118
44	Confidentiality	120
45	Counterparts	123
Section 12 Governing Law and Enforcement		124
46	Governing Law	124
47	Enforcement	124

Schedule 1 The Parties		125
Part A The Obligors		125
Part B The Original Lenders		126
Part C The Servicing Parties		127
Schedule 2 Conditions Precedent and Subsequent		128
Part A Conditions precedent to Drawdown Request		128
Part B Conditions Precedent to Disbursement		131
Part C Conditions Subsequent		133
Schedule 3 Requests		134
Part A Drawdown Request		134
Part B Selection Notice		135
Schedule 4 Form of Transfer Certificate		136
Schedule 5 Form of Assignment Agreement		138
Schedule 6 Form of Compliance Certificate		140
Schedule 7 Timetables		141
Schedule 8 Classification Society Undertaking		142
Part A Letter to Approved Classification Society		142
Part B Undertaking from Approved Classification Society		143

Execution

Execution Pages		144

Schedules

THIS AGREEMENT is made on                                                           ~~2016~~9 December 2016 as amended and restated by the Amending and Restating Agreement on                                             2018

PARTIES

(1)	GRINDROD MARITIME LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as borrower (the "Borrower")

(2)	GRINDROD SHIPPING PTE. LTD., a company incorporated in Singapore with Registration Number 200407212K whose registered office is at 200 Cantonment Road, #03-01 Southpoint, Singapore 089763 as guarantor ("GSPL")

(3)	GRINDROD ~~LIMITED~~SHIPPING HOLDINGS LTD., a company incorporated in ~~South Africa~~ Singapore with registration number ~~1966/009846/06~~ 201731497H whose registered office is at ~~Quadrant House, 115 Margaret Mncadi Avenue, Durban 4001 South Africa~~ 10 Anson Road #32-15, International Plaza, Singapore 079903 as guarantor (the "Parent Guarantor", and together with GSPL the "Guarantors" and each a "Guarantor")

(4)	THE FINANCIAL INSTITUTIONS listed in Part B of Schedule 1 (The Parties) as lenders (the "Original Lenders")

(5)	DVB BANK SE SINGAPORE BRANCH, as agent of the other Finance Parties (the "Facility Agent")

(6)	DVB BANK SE SINGAPORE BRANCH, as security agent for the Creditor Parties (the "Security Agent")

(7)	DVB BANK SE acting through its office at Platz der Republik 6, 60325, Frankfurt/Main, Germany as account bank (the "Account Bank")

BACKGROUND

(A)	~~The~~ By a facility agreement dated 9 December 2016 and made between, amongst others, (i) the Borrower, (ii) GSPL, (iii) the Original Lenders ~~have~~ , (iv) the Facility Agent, (v) the Security Agent and the Account Bank, the Lenders agreed to make available to the Borrower a ~~term loan~~ facility of up to US$27,000,000 for the ~~purposes referred to in Clause 3.1 (Purpose).~~purpose of refinancing the acquisition cost of the Vessel.

(B)	By the Amending and Restating Agreement, the Finance Parties agreed to certain amendments to the facility agreement and the other Finance Documents.

(C)	This Agreement sets out the terms and conditions of the facility agreement as amended and restated by the Amending and Restating Agreement.

OPERATIVE PROVISIONS

SECTION 1

INTERPRETATION

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

"Account Bank" means DVB Bank SE acting through its office at Platz der Republik 6, 60325, Frankfurt/Main, Germany or such other bank or financial institution acceptable to the Facility Agent (acting on the instructions of the Lenders).

"Accounts" means:

(a)	the Earnings Account;

(b)	the Retention Account; and

(c)	with the express written consent of the Facility Agent, any other accounts opened by the Borrower with the Account Bank, the Facility Agent or the Security Agent for the purposes of the Finance Documents.

"Account Security" means a document creating Security over any Account in agreed form. "Advance" means the borrowing of the Facility under this Agreement.

"Affiliate" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

"Amending and Restating Agreement" means the amending and restating agreement dated                     2018 and made between, amongst others, (i) the Borrower, (ii) the Guarantors, (iii) the Lenders, (iv) the Facility Agent, (v) the Security Agent and (vi) the Account Bank.

"Approved Broker" means any firm or firms of insurance brokers approved in writing by the Facility Agent, acting with the authorisation of the Lenders.

"Approved Classification" means, as at the date of this Agreement, ✠ 1A1 Tanker for chemicals and oil BIS BWM(E(s)) Clean COAT-PSPC(B) CSR E0 ESP Recyclable SPM TMON VCS(2) with the Approved Classification Society or the equivalent classification with another Approved Classification Society.

"Approved Classification Society" means, as at the date of this Agreement, DNV GL or any other classification society which is a member of the International Association of Classification Societies and has been approved in writing by the Facility Agent acting with the authorisation of the Majority Lenders.

"Approved Flag" means New Zealand, Singapore, Marshall Islands or such other flag approved in writing by the Facility Agent acting with the authorisation of all the Lenders.

"Approved Technical Manager" means any person approved in writing by the Facility Agent, acting with the authorisation of the Majority Lenders, as the technical manager of the Vessel.

"Approved Valuer" means each of Clarksons, Braemar ACM, MSI Ltd, Arrow Valuations (a division of Arrow Research Ltd.), Compass Maritime Services, LLC and Fearnleys AS (or any Affiliate of such person through which valuations are commonly issued) and any other firm or firms of independent sale and purchase shipbrokers approved in writing by the Facility Agent, acting with the authorisation of the Lenders.

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"Assignment Agreement" means an agreement substantially in the form set out in Schedule 5 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee.

"Authorisation" means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation, legalisation or registration.

"Availability Period" means the period from and including the date of this Agreement to and including the earlier of:

(a)	23 December 2016 or such later date as the Facility Agent, acting with the authorisation of the Lenders, may agree in writing with the Borrower; and

(b)	the date on which the Commitments are cancelled under the terms of this Agreement; or

any later date approved in writing by the Facility Agent, acting with the authorisation of all of the Lenders.

"Available Commitment" means a Lender's Commitment minus:

(a)	the amount of its participation in the outstanding Loan; and

(b)	in relation to the proposed Drawdown, the amount of its participation in the Advance that is due to be made on or before the proposed Drawdown Date.

"Available Facility" means the aggregate for the time being of each Lender's Available Commitment.

"Bail-In Action" means the exercise of any Write-down and Conversion Powers.

"Bail-In Legislation" means:

(a)	in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time; and

(b)	in relation to any other state, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation.

"Bareboat Charter" means each of the First Bareboat Charter and the Second Bareboat Charter.

"Bareboat Charterer" means each of the First Bareboat Charterer and the Second Bareboat Charterer.

"Bareboat Charterers’ Assignment and Direct Agreement" means the agreement dated 23 December 2016 entered into by and between (i) the Security Agent, (ii) the Borrower and (iii) each Bareboat Charterer providing for:

(a)	assignments by the Bareboat Charterers in relation to the earnings, insurances and requisition compensation in respect of the Vessel;

(b)	quiet enjoyment undertakings granted by the Security Agent in favour of each Bareboat Charterer; and

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(c)	step-in rights in relation to the Borrower under the First Bareboat Charter in favour of the Security Agent,.

~~in agreed form.~~

"Break Costs" means the amount (if any) by which:

(a)	the interest (excluding the Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in the Loan or Unpaid Sum to the last day of the current Interest Period in relation to the Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

exceeds

(b)	the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Interbank Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

"Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business:

(a)	in relation to provisions of this Agreement relating to the calculation of LIBOR, in London;

(b)	in relation to provisions of this Agreement relating to payment obligations in dollars, in New York; and

(c)	in relation to all other provisions of this Agreement, in Singapore, London, Frankfurt and South Africa.

"CACIB Facility Agent" means Crédit Agricole Corporate and Investment Bank acting in its role as facility agent under the CACIB Facility.

"CACIB Facility" means the loan facility of (originally) US$123,000,000 as documented by the loan agreement dated 7 July 2011 (as amended from time to time) made between (i) GSPL as borrower, (ii) the banks and financial institutions listed therein as lenders, (iii) the banks and financial institutions listed therein as swap banks, (iv) the mandated lead arrangers as such term is defined therein, (v) the CACIB Facility Agent and (vi) Crédit Agricole Corporate and Investment Bank as security agent.

"Charter" means each Bareboat Charter, the Time Charter and any other charter relating to the Vessel, or other contract for its employment, whether or not already in existence.

"Charterer" means each Bareboat Charterer and the Time Charterer.

"Closing Date" means the date on which this Agreement is executed by all the Parties.

"Code" means the US Internal Revenue Code of 1986.

"Commitment" means:

(a)	in relation to an Original Lender, the amount set opposite its name under the heading "Commitment" in Part B of Schedule 1 (The Parties) and the amount of any other Commitment transferred to it under this Agreement; and

(b)	in relation to any other Lender, the amount of any Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement.

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"Compliance Certificate" means a certificate in the form set out in Schedule 6 (Form of Compliance Certificate) or in any other form agreed between GSPL and the Facility Agent.

"Confidential Information" means all information relating to any Obligor, the Group, the Finance Documents or the Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facility from either:

(a)	any member of the Group or any of its advisers; or

(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:

(i)	is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 44 (Confidentiality); or

(ii)	is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or

(iii)	is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.

"Confidentiality Undertaking" means a confidentiality undertaking in substantially the appropriate form recommended by the LMA from time to time or in any other form agreed between the Borrower and the Facility Agent.

"Corresponding Debt" means any amount, other than any Parallel Debt, which an Obligor owes to a Creditor Party under or in connection with the Finance Documents.

"Creditor Party" means each Finance Party from time to time party to this Agreement and any Receiver or Delegate.

"Deed of Covenant" means the deed of covenant dated 12 December 2016 collateral to the Mortgage and creating Security over the Vessel ~~in agreed form~~as amended and supplemented by the Amending and Restating Agreement.

"Default" means an Event of Default or a Potential Event of Default.

"Delegate" means any delegate, agent, attorney, co-trustee or other person appointed by the Security Agent.

"Disruption Event" means either or both of:

(a)	a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

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(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other, Party:

(i)	from performing its payment obligations under the Finance Documents; or

(ii)	from communicating with other Parties in accordance with the terms of the Finance Documents, and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.

"Document of Compliance" has the meaning given to it in the ISM Code.

"dollars" and "US$" mean the lawful currency, for the time being, of the United States of America.

"Drawdown" means the drawdown of the Facility.

"Drawdown Date" means the date of the Drawdown, being the date on which the Advance is to be made.

"Drawdown Request" means a notice substantially in the form set out in Part A of Schedule 3 (Requests).

"Earnings" means all moneys whatsoever which are now, or later become, payable (actually or contingently) to the Borrower, either Bareboat Charterer or the Security Agent and which arise out of the use or operation of the Vessel, including (but not limited to):

(a)	the following, save to the extent that any of them is, with the prior written consent of the Facility Agent, pooled or shared with any other person:

(i)	all freight, hire and passage moneys;

(ii)	compensation payable to the Borrower, that Bareboat Charterer or the Security Agent in the event of requisition of the Vessel for hire;

(iii)	remuneration for salvage and towage services;

(iv)	demurrage and detention moneys;

(v)	damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of the Vessel;

(vi)	all moneys which are at any time payable under any Insurances in relation to loss of hire;

(vii)	all monies which are at any time payable to the Borrower or that Bareboat Charterer in relation to general average contribution; and

(b)	if and whenever the Vessel is employed on terms whereby any moneys falling within sub-paragraphs (i) to (vi) of paragraph (a) above are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to the Vessel.

"Earnings Account" means:

(a)	an account in the name of the Borrower with the Account Bank with account number 2910059120, designated "Earnings Account"; or

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(b)	any other account (with that or another office of the Account Bank or with a bank or financial institution other than the Account Bank) which is designated by the Facility Agent as the Earnings Account of the Borrower for the purposes of this Agreement.

"EEA Member Country" means any member state of the European Union, Iceland, Liechtenstein and Norway.

"Environmental Approval" means any present or future permit, ruling, variance or other Authorisation required under Environmental Laws.

"Environmental Claim" means any claim by any governmental, judicial or regulatory authority or any other person which arises out of an Environmental Incident or an alleged Environmental Incident or which relates to any Environmental Law and, for this purpose, "claim" includes a claim for damages, compensation, contribution, injury, fines, losses and penalties or any other payment of any kind, including in relation to clean-up and removal, whether or not similar to the foregoing; an order or direction to take, or not to take, certain action or to desist from or suspend certain action; and any form of enforcement or regulatory action, including the arrest or attachment of any asset.

"Environmental Incident" means:

(a)	any release, emission, spill or discharge into the Vessel or into or upon the air, sea, land or soils (including the seabed) or surface water of Environmentally Sensitive Material within or from the Vessel; or

(b)	any incident in which Environmentally Sensitive Material is released, emitted, spilled or discharged into or upon the air, sea, land or soils (including the seabed) or surface water from a vessel other than the Vessel and which involves a collision between the Vessel and such other vessel or some other incident of navigation or operation, in either case, in connection with which the Vessel is actually or potentially liable to be arrested, attached, detained or injuncted and/or the Vessel and/or any Transaction Obligor and/or any operator or manager of the Vessel is at fault or allegedly at fault or otherwise liable to any legal or administrative action; or

(c)	any other incident in which Environmentally Sensitive Material is released, emitted, spilled or discharged into or upon the air, sea, land or soils (including the seabed) or surface water otherwise than from the Vessel and in connection with which the Vessel is actually or potentially liable to be arrested and/or where any Transaction Obligor and/or any operator or manager of the Vessel is at fault or allegedly at fault or otherwise liable to any legal or administrative action, other than in accordance with an Environmental Approval.

"Environmental Law" means any present or future law relating to pollution or protection of human health or the environment, to conditions in the workplace, to the carriage, generation, handling, storage, use, release or spillage of Environmentally Sensitive Material or to actual or threatened releases of Environmentally Sensitive Material.

"Environmentally Sensitive Material" means and includes all contaminants, oil, oil products, toxic substances and any other substance (including any chemical, gas or other hazardous or noxious substance) which is (or is capable of being or becoming) polluting, toxic or hazardous.

"EU Bail-In Legislation Schedule" means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

"Event of Default" means any event or circumstance specified as such in Clause 27 (Events of Default).

"Facility" means the term loan facility made available under this Agreement as described in Clause 2 (The Facility).

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"Facility Office" means the office or offices notified by a Lender to the Facility Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than 5 Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement.

"FATCA" means:

(a)	sections 1471 to 1474 of the Code or any associated regulations;

(b)	any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or

(c)	any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

"FATCA Application Date" means:

(a)	in relation to a "withholdable payment" described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014;

(b)	in relation to a "withholdable payment" described in section 1473(1)(A)(ii) of the Code (which relates to "gross proceeds" from the disposition of property of a type that can produce interest from sources within the US), 1 January 2019; or

(c)	in relation to a "passthru payment" described in section 1471(d)(7) of the Code not falling within paragraphs (a) or (b) above, 1 January 2019, or, in each case, such other date from which such payment may become subject to a deduction or withholding required by FATCA as a result of any change in FATCA after the date of this Agreement.

"FATCA Deduction" means a deduction or withholding from a payment under a Finance Document required by FATCA.

"FATCA Exempt Party" means a Party that is entitled to receive payments free from any FATCA Deduction.

"Fee Letter" means any letter or letters dated on or about the date of this Agreement between any of the Facility Agent and the Security Agent and any Obligor setting out any of the fees referred to in Clause 11 (Fees).

"Finance Document" means:

(a)	this Agreement;

(b)	any Fee Letter;

(c)	the Drawdown Request;

(d)	any Security Document;

(e)	the Subordination Deed;

(f)	any other document which is executed for the purpose of establishing any priority or subordination arrangement in relation to the Secured Liabilities; or

8

(g)       any other document designated as such by the Facility Agent and the Borrower.

"Finance Party" means the Facility Agent, the Security Agent, the Account Bank or a Lender.

"Financial Indebtedness" means any indebtedness for or in relation to:

(a)	moneys borrowed;

(b)	any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in relation to any lease or hire purchase contract which would, in accordance with GAAP, be treated as a balance sheet liability (other than any liability in respect of a lease or hire purchase contract which would, in accordance with GAAP in force prior to 1 January 2019 have been treated as an operating lease);

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)	any amount raised under any other transaction (including any forward sale or purchase agreement) of a type not referred to in any other paragraph of this definition having the commercial effect of a borrowing;

(g)	any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that derivative transaction, that amount) shall be taken into account);

(h)	any counter-indemnity obligation in relation to a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

(i)	the amount of any liability in relation to any guarantee or indemnity for any of the items referred to in paragraphs (a) to (f) above.

"First Bareboat Charter" means the bareboat charterparty agreement dated 23 July 2015, as amended and supplemented by the addendum thereto dated 6 May 2016 and further amended and supplemented by an addendum entered or to be entered into on or around the date of this Agreement, and originally made between GSPL as owner, the First Bareboat Charterer as charterer and the First Bareboat Charter Guarantor as charter guarantor and under which the Borrower was nominated as owner of the Vessel by GSPL.

"First Bareboat Charterer" means Nyathi Shipping B.V. a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its registered office in Amsterdam, the Netherlands, with its address at Herikerbergweg 238, Luna ArenA, 1101CM Amsterdam, the Netherlands, registered with the trade register of the Dutch Chamber of Commerce under file number 34288028.

"First Bareboat Charter Guarantee" means the guarantee set out in clause 48 of the First Bareboat Charter and any other guarantee, bond, letter of credit or other instrument (whether or not already issued) supporting the First Bareboat Charter.

"First Bareboat Charter Guarantor" means ASP Holdings Limited and any other guarantor providing a guarantee pursuant to a First Bareboat Charter Guarantee.

9

"GAAP" means generally accepted accounting principles acceptable to the Facility Agent, including IFRS.

"General Assignment" means the general assignment dated 23 December 2016 granted by the Borrower to the Security Agent creating Security over (amongst other things):

(a)	the Earnings, the Insurances and any Requisition Compensation; and

(b)	the First Bareboat Charter and the First Bareboat Charter Guarantee,

~~in agreed form.~~

as amended and supplemented by the Amending and Restating Agreement.

"Group" means ~~GSPL and each wholly owned Subsidiary of GSPL~~ the Parent Guarantor and its Subsidiaries for the time being.

"Guarantee" means the guarantee of the Guarantors contained in this Agreement.

"Holding Company" means, in relation to a person, any other person in relation to which it is a Subsidiary.

"IFRS" means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.

"Indemnified Person" has the meaning given to it in Clause 14.2 (Other indemnities).

"Indirect Tax" means any goods and services tax, consumption tax, value added tax or any tax of a similar nature.

"Indirect Tax Group" means two or more companies or limited liability partnerships which register as a single taxable entity for Indirect Tax purposes.

"Insurances" means, in relation to the Vessel:

(a)	all policies and contracts of insurance, including entries of the Vessel in any protection and indemnity or war risks association, effected in relation to the Vessel, the Earnings or otherwise in relation to the Vessel whether before, on or after the date of this Agreement; and

(b)	all rights and other assets relating to, or derived from, any of such policies, contracts or entries, including any rights to a return of premium and any rights in relation to any claim whether or not the relevant policy, contract of insurance or entry has expired on or before the date of this Agreement.

"Interest Period" means, in relation to the Advance or the Loan, each period determined in accordance with Clause 9 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 8.3 (Default interest).

"Interpolated Screen Rate" means, in relation to LIBOR for the Advance, the Loan or any Unpaid Sum, the rate which results from interpolating on a linear basis between:

(a)	the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of the Advance, the Loan or that Unpaid Sum; and

(b)	the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of the Advance, the Loan or that Unpaid Sum, each as of the Specified Time on the Quotation Day for the currency of the Advance, the Loan or that Unpaid Sum.

10

"ISM Code" means the International Safety Management Code for the Safe Operation of Ships and for Pollution Prevention (including the guidelines on its implementation), adopted by the International Maritime Organisation, as the same may be amended or supplemented from time to time.

"ISPS Code" means the International Ship and Port Facility Security (ISPS) Code as adopted by the International Maritime Organization's (IMO) Diplomatic Conference of December 2002, as the same may be amended or supplemented from time to time.

"ISSC" means an International Ship Security Certificate issued under the ISPS Code.

"Legal Reservations" means:

(a)	the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)	the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim;

(c)	similar principles, rights and defences under the laws of any Relevant Jurisdiction; and

(d)	any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion delivered pursuant to Clause 4 (Conditions of Drawdown).

"Lender" means:

(a)	any Original Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party in accordance with Clause 28 (Changes to the Lenders), which in each case has not ceased to be a Party in accordance with this Agreement.

"LIBOR" means, in relation to the Advance, the Loan or any Unpaid Sum:

(a)	the applicable Screen Rate;

(b)	(if no Screen Rate is available for the Interest Period of the Advance, the Loan or that Unpaid Sum), the applicable Interpolated Screen Rate; or

(c)	if:

(i)	no Screen Rate is available for the currency of the Advance, the Loan or that Unpaid Sum); or

(ii)	no Screen Rate is available for the Interest Period of the Advance, the Loan or that Unpaid Sum and it is not possible to calculate an Interpolated Screen Rate for the Advance, the Loan or that Unpaid Sum, the Reference Bank Rate,

as of, in the case of paragraphs (a) and (c) above, the Specified Time on the Quotation Day for dollars for the Advance, the Loan or that Unpaid Sum and for a period equal in length to the Interest Period of the Advance, the Loan or that Unpaid Sum and, if any such rate is below zero, LIBOR shall be deemed to be zero.

11

"Limitation Acts" means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984.

"LMA" means the Loan Market Association.

"Loan" means the loan to be made available under the Facility or the aggregate principal amount outstanding for the time being of the borrowings under the Facility.

"Major Casualty" means any casualty to the Vessel in relation to which the claim or the aggregate of the claims against all insurers, before adjustment for any relevant franchise or deductible, exceeds US$500,000 or the equivalent in any other currency.

"Majority Lenders" means:

(a)	if no Advance has yet been made, a Lender or Lenders whose Commitments aggregate more than 66⅔ per cent. of the Total Commitments; or

(b)	at any other time, a Lender or Lenders whose participations in the Loan aggregate more than 66⅔ per cent. of the amount of the Loan then outstanding or, if the Loan has been repaid or prepaid in full, a Lender or Lenders whose participations in the Loan immediately before repayment or prepayment in full aggregate more than 66⅔ per cent. of the Loan immediately before such repayment.

"Manager’s Undertaking" means a letter of undertaking entered into or to be entered into by an Approved Technical Manager in favour of the Security Agent in agreed form.

"Margin" means ~~2.45~~ 2.65 per cent. per annum or otherwise as determined in accordance with paragraph (b)(i) of Clause 6.1 (Repayment of Loan).

"Market Disruption Event" has the meaning given to it in Clause 10.2 (Market disruption).

"Market Value" means, in relation to the Vessel or any other vessel, at any date, the market value of the Vessel or vessel shown by the arithmetic mean of two valuations (or, if there is a discrepancy of 10 per cent or more between those two valuations, three valuations), each addressed to the Facility Agent and prepared:

(a)	unless otherwise specified, as at a date not more than 14 days previously;

(b)	by an Approved Valuer or Approved Valuers, both selected and appointed by the Facility Agent and, where three valuations are required, by a third Approved Valuer selected and appointed by the Borrower (but still addressed to the Facility Agent);

(c)	without physical inspection of the Vessel or vessel; and

(d)	on the basis of a sale for prompt delivery for cash on normal arm's length commercial terms as between a willing seller and a willing buyer, free of any Charter, after deducting the estimated amount of the usual and reasonable expenses which would be incurred in connection with the sale.

"Material Adverse Effect" means in the reasonable opinion of the Majority Lenders a material adverse effect on:

(a)	the business, operations, property, condition (financial or otherwise) or prospects of any member of the Group or the Group as a whole; or

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(b)	the ability of any Transaction Obligor to perform its obligations under any Finance Document; or

(c)	the validity or enforceability of, or the effectiveness or ranking of any Security granted or intended to be granted pursuant to any of, the Finance Documents or the rights or remedies of any Finance Party under any of the Finance Documents.

"Maturity Date" means the date on which the final Repayment Instalment is payable under Clause 6 (Repayment) being the date falling six years or (as the case may be) four years after the Drawdown Date.

"Membership Interests Security" means a document creating security in respect of the membership interests in the Borrower ~~in agreed form~~dated 23 December 2016 and made between GSPL and the Security Agent as amended and supplemented by the Amending and Restating Agreement.

"Month" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)	(subject to paragraph (c) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(b)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

(c)	if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.

The above rules will only apply to the last Month of any period.

"Mortgage" means the first priority New Zealand statutory ship mortgage on the Vessel and a deed of covenant collateral to said mortgage in agreed form.

"New Zealand Security Deed" means the specific security deed supplementary to the Mortgage and the Deed of Covenant dated 23 December 2016 and made between the Borrower and the Security Agent ~~in agreed form~~as amended and supplemented by the Amending and Restating Agreement.

"Obligor" means the Borrower and each Guarantor.

"Original Financial Statements" means in relation to each Guarantor, the audited consolidated financial statements of that Guarantor for its financial year ended 31 December 2015.

"Overseas Regulations" means the Overseas Companies Regulations 2009 (SI 2009/1801).

"Parallel Debt" means any amount which an Obligor owes to the Security Agent under Clause 31.2 (Parallel Debt (Covenant to pay the Security Agent)) or under that clause as incorporated by reference or in full in any other Finance Document.

"Participating Member State" means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

"Party" means a party to this Agreement.

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"Permitted Financial Indebtedness" means:

(a)	any Financial Indebtedness incurred under the Finance Documents;

(b)	any Financial Indebtedness that is subordinated to all Financial Indebtedness incurred under the Finance Documents pursuant to the Subordination Deed and pursuant to, and is assigned in favour of the Security Agent under, the Subordination and Assignment Agreement.

"Permitted Security" means:

(a)	Security created by the Finance Documents;

(b)	any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances;

(c)	liens for unpaid master's and crew's wages in accordance with usual maritime practice;

(d)	liens for salvage;

(e)	liens for master's disbursements incurred in the ordinary course of trading; and

(f)	any other lien arising by operation of law or otherwise in the ordinary course of the operation, repair or maintenance of the Vessel and not as a result of any default or omission by the Borrower and subject, in the case of liens for repair or maintenance, to Clause 24.16 (Restrictions on chartering, appointment of managers etc.).

~~"Permitted GSPL Share Sale" means a sale of up to 40 per cent. of the shares in GSPL by way of initial public offering at the London Stock Exchange (LSE), New York Stock Exchange (NYSE) or Singapore Stock Exchange (SGX).~~

"Potential Event of Default" means any event or circumstance specified in Clause 27 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

"Prohibited Person" means any person (whether designated by name or by reason of being included in a class of persons) against whom Sanctions are directed.

"Protected Party" has the meaning given to it in Clause 12.1 (Definitions).

"Quotation Day" means, in relation to any period for which an interest rate is to be determined, two Business Days before the first day of that period unless market practice differs in the Relevant Interbank Market in which case the Quotation Day will be determined by the Facility Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of those days).

"Receiver" means a receiver or receiver and manager or administrative receiver of the whole or any part of the Security Assets.

"Reference Bank Rate" means the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Facility Agent at its request by the Reference Banks as the rate at which the relevant Reference Bank could borrow funds in the London interbank market in dollars for the relevant period, were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in that currency and for that period.

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"Reference Banks" means the principal London offices of any three of ICE Benchmark Administration Limited’s (or its successor’s) reference panel banks for dollars (as published by ICE Limited Benchmark Administration Limited or its successor) or such other banks as may be appointed by the Facility Agent in consultation with the Borrower.

"Related Fund" in relation to a fund (the "first fund"), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

"Relevant Debt Service Reserve Account" has the meaning given to the term "Debt Service Reserve Account" in the facility agreement dated 8 May 2018 in relation to a facility of up to $100,000,000 and made between, amongst others, (i) GSPL as borrower, (ii) Crédit Agricole Corporate and Investment Bank, DVB Bank SE Singapore Branch and Standard Chartered Bank, Singapore Branch as mandated lead arrangers and (iii) DVB Bank SE Singapore Branch as facility agent and as security agent.

"Relevant Interbank Market" means the London interbank market.

"Relevant Jurisdiction" means, in relation to a Transaction Obligor:

(a)	its jurisdiction of incorporation;

(b)	any jurisdiction where any asset subject to, or intended to be subject to, any of the Transaction Security created, or intended to be created, by it is situated;

(c)	any jurisdiction where it conducts its business; and

(d)	the jurisdiction whose laws govern the perfection of any of the Security Documents entered into by it.

"Repayment Date" means each date on which a Repayment Instalment is required to be paid under Clause 6.1 (Repayment of Loan).

"Repayment Instalment" has the meaning given to it in Clause 6.1 (Repayment of Loan).

"Repeating Representation" means each of the representations set out in Clause 18 (Representations) except Clause 18.11 (Insolvency), Clause 18.12 (No filing or stamp taxes), Clause 18.13 (Deduction of Tax) and Clause 18.18 (No proceedings pending or threatened) and any representation of any Transaction Obligor made in any other Finance Document that is expressed to be a "Repeating Representation" or is otherwise expressed to be repeated.

"Representative" means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.

"Requisition" means:

(a)	any expropriation, confiscation, requisition or acquisition of the Vessel, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a government or official authority (excluding a requisition for hire for a fixed period not exceeding one year without any right to an extension) unless it is within 30 days redelivered to the full control of the Borrower; and

(b)	any arrest, capture, seizure or detention of the Vessel (including any hijacking or theft) unless it is within 30 days redelivered to the full control of the Borrower.

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"Requisition Compensation" includes all compensation or other moneys payable by reason of any Requisition.

"Resolution Authority" means any body which has authority to exercise any Write-down and Conversion Powers.

"Retention Account" means:

(a)	an account in the name of the Borrower with the Account Bank with account number 2910059138, designated "Retention Account"; or

(b)	any other account (with that or another office of the Account Bank or with a bank or financial institution other than the Account Bank) which is designated by the Facility Agent as the Retention Account of that Borrower for the purposes of this Agreement.

"Safety Management Certificate" has the meaning given to it in the ISM Code.

"Safety Management System" has the meaning given to it in the ISM Code.

"Sanctions" means any economic sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced by:

(a)	the United States government including, but not limited to, the US Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010;

(b)	the United Nations;

(c)	the European Union or its Member States, including without limitation, the United Kingdom;

(d)	New Zealand;

(e)	any country to which any Obligor, or any other member of the Group or any Affiliate of any of them is bound; or

the respective governmental institutions and agencies of any of the foregoing, including without limitation, the Office of Foreign Assets Control of the US Department of Treasure ("OFAC"), the United States Department of State, and her Majesty's Treasury ("HMT") (together "Sanctions Authorities").

"Screen Rate" means the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for dollars for the relevant period displayed on pages LIBOR01 or LIBOR02 of the Reuters screen (or any replacement Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Reuters. If such page or service ceases to be available, the Facility Agent may specify another page or service displaying the relevant rate after consultation with the Borrower.

"Second Bareboat Charter" means the bareboat charterparty agreement dated 1 May 2016, as amended and supplemented by the addendum thereto entered or to be entered into on or about the date of this Agreement, and made between the Second Bareboat Charterer and the First Bareboat Charterer.

"Second Bareboat Charterer" means Silver Fern Shipping Limited, a company incorporated in New Zealand with registered number 628372 whose registered office is at Level 8, Resimac House, 45 Johnston Street, Wellington 6011, New Zealand.

"Secured Liabilities" means all present and future obligations and liabilities, (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of each Transaction Obligor to any Creditor Party under or in connection with each Finance Document.

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"Security" means a mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having the effect of conferring security.

"Security Assets" means all of the assets of the Transaction Obligors which from time to time are, or are expressed to be, the subject of the Transaction Security.

"Security Document" means:

(a)	any Membership Interests Security;

(b)	any Mortgage;

(c)	~~any~~ the Deed of Covenant;

(d)	~~any~~ the General Assignment;

(e)	any Account Security;

(f)	any Manager’s Undertaking;

(g)	the Subordination and Assignment Agreement;

(h)	the Bareboat Charterers’ Assignment and Direct Agreement;

(i)	the New Zealand Security Deed;

(j)	any other document (whether or not it creates Security) which is executed as security for the Secured Liabilities; or

(k)	any other document designated as such by the Facility Agent and the Borrower.

"Security Period" means the period starting on the date of this Agreement and ending on the date on which the Facility Agent is satisfied that there is no outstanding Commitment in force and that the Secured Liabilities have been irrevocably and unconditionally paid and discharged in full.

"Security Property" means:

(a)	the Transaction Security expressed to be granted in favour of the Security Agent as trustee for the Creditor Parties and all proceeds of that Transaction Security;

(b)	all obligations expressed to be undertaken by a Transaction Obligor to pay amounts in relation to the Secured Liabilities to the Security Agent as trustee for the Creditor Parties and secured by the Transaction Security together with all representations and warranties expressed to be given by a Transaction Obligor or any other person in favour of the Security Agent as trustee for the Creditor Parties;

(c)	the Security Agent's interest in any turnover trust created under the Finance Documents;

(d)	any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Agent is required by the terms of the Finance Documents to hold as trustee on trust for the Creditor Parties, except:

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(i)	rights intended for the sole benefit of the Security Agent; and

(ii)	any moneys or other assets which the Security Agent has transferred to the Facility Agent or (being entitled to do so) has retained in accordance with the provisions of this Agreement.

"Selection Notice" means a notice substantially in the form set out in Part B of Schedule 3 (Requests) given in accordance with Clause 9 (Interest Periods).

"Servicing Party" means the Facility Agent or the Security Agent.

"Specified Time" means a time determined in accordance with Schedule 7 (Timetables).

"Subordinated Finance Document" means:

(a)	the Subordinated Loan Agreement; and

(b)	any other document relating to or evidencing Subordinated Liabilities.

"Subordinated Liabilities" means all indebtedness owed or expressed to be owed by the Borrower to GSPL whether under the Subordinated Finance Documents or otherwise.

"Subordinated Loan Agreement" means any loan agreement made between the Borrower and GSPL in relation to intra-group debt owed by the Borrower to GSPL.

"Subordination and Assignment Agreement" means an agreement ~~entered into or to be~~ dated 23 December 2016 and entered into by GSPL, the Borrower and the Security Agent ~~in agreed form~~as amended and supplemented by the Amending and Restating Agreement.

"Subordination Deed" means the subordination deed ~~entered into or to be~~ dated 23 December 2016 and entered into by the Borrower, the First Bareboat Charterer, the Second Bareboat Charterer, Commonwealth Bank of Australia ABN 48 123 123 124 and the Security Agent ~~in agreed form~~.

"Subsidiary" means a subsidiary within the meaning of section 1159 of the Companies Act 2006.

"Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

"Tax Credit" has the meaning given to it in Clause 12.1 (Definitions).

"Tax Deduction" has the meaning given to it in Clause 12.1 (Definitions).

"Tax Payment" has the meaning given to it in Clause 12.1 (Definitions).

"Third Parties Act" has the meaning given to it in Clause 1.5 (Third party rights).

"Time Charter" means a time charterparty dated 23 July 2015 and made between the Second Bareboat Charterer and the Time Charterer.

"Time Charterer" means Coastal Oil Logistics Limited a company incorporated in New Zealand with registered number 972809 whose registered office is at 10th Floor, The Bayley Building, Gr Brandon Street and Lambton Quay, Wellington 6011.

"Total Commitments" means the aggregate of the Commitments, being US$27,000,000 at the date of this Agreement.

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"Total Loss" means:

(a)	actual, constructive, compromised, agreed or arranged total loss of the Vessel; or

(b)	any Requisition.

"Total Loss Date" means, in relation to the Total Loss of the Vessel:

(a)	in the case of an actual loss of the Vessel, the date on which it occurred or, if that is unknown, the date when the Vessel was last heard of;

(b)	in the case of a constructive, compromised, agreed or arranged total loss of the Vessel, the earlier of:

(i)	the date on which a notice of abandonment is given to the insurers; and

(ii)	the date of any compromise, arrangement or agreement made by or on behalf of the Borrower with the Vessel's insurers in which the insurers agree to treat the Vessel as a total loss; and

(c)	in the case of any other type of Total Loss, the date (or the most likely date) on which it appears to the Facility Agent that the event constituting the total loss occurred.

"Transaction Document" means:

(a)	a Finance Document;

(b)	a Subordinated Finance Document;

(c)	a Bareboat Charter; or

(d)	any other document designated as such by the Facility Agent and the Borrower.

"Transaction Obligor" means each Obligor, each Bareboat Charterer, any Approved Technical Manager who is a member of the Group or any other member of the Group who executes a Transaction Document.

"Transaction Security" means the Security created or evidenced or expressed to be created or evidenced under the Security Documents.

"Transfer Certificate" means a certificate in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Facility Agent and the Borrower.

"Transfer Date" means, in relation to an assignment or a transfer, the later of:

(a)	the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and

(b)	the date on which the Facility Agent executes the relevant Assignment Agreement or Transfer Certificate.

"UK Establishment" means a UK establishment as defined in the Overseas Regulations.

"Unpaid Sum" means any sum due and payable but unpaid by a Transaction Obligor under the Finance Documents.

"US" means the United States of America.

"US Tax Obligor" means:

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(a)	a person which is resident for tax purposes in the US; or

(b)	a person some or all of whose payments under the Finance Documents are from sources within the US for US federal income tax purposes.

"Vessel" means the 50,000 dwt MR product tanker named "MATUKU" having IMO number 9657806 and registered in the name of the Borrower under the Approved Flag.

"Write-down and Conversion Powers" means:

(a)	in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule ; and

(b)	in relation to any other applicable Bail-In Legislation:

(i)	any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and

(ii)	any similar or analogous powers under that Bail-In Legislation.

1.2	Construction

(a)	Unless a contrary indication appears, a reference in this Agreement to:

(i)	the "Account Bank", the "Facility Agent", any "Finance Party", any "Lender", any "Obligor", any "Party", any "Creditor Party", the "Security Agent", any "Transaction Obligor" or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents;

(ii)	"assets" includes present and future properties, revenues and rights of every description;

(iii)	a liability which is "contingent" means a liability which is not certain to arise and/or the amount of which remains unascertained;

(iv)	"document" includes a deed and also a letter, fax or telex;

(v)	"expense" means any kind of cost, charge or expense (including all legal costs, charges and expenses) and any applicable Tax including Indirect Tax;

(vi)	a "Finance Document", a "Security Document" or "Transaction Document" or any other agreement or instrument is a reference to that Finance Document, Security Document or Transaction Document or other agreement or instrument as amended or novated;

(vii)	"indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

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(viii)	"law" includes any order or decree, any form of delegated legislation, any treaty or international convention and any regulation or resolution of the Council of the European Union, the European Commission, the United Nations or its Security Council;

(ix)	"proceedings" means, in relation to any enforcement provision of a Finance Document, proceedings of any kind, including an application for a provisional or protective measure;

(x)	a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership or other entity (whether or not having separate legal personality);

(xi)	a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(xii)	a provision of law is a reference to that provision as amended or re-enacted;

(xiii)	a time of day is a reference to Singapore time;

(xiv)	any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of a jurisdiction other than England, be deemed to include that which most nearly approximates in that jurisdiction to the English legal term;

(xv)	words denoting the singular number shall include the plural and vice versa; and

(xvi)	"including" and "in particular" (and other similar expressions) shall be construed as not limiting any general words or expressions in connection with which they are used.

(b)	Section, Clause and Schedule headings are for ease of reference only and are not to be used for the purposes of construction or interpretation of the Finance Documents.

(c)	Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under, or in connection with, any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(d)	A Potential Event of Default is "continuing" if it has not been remedied or waived and an Event of Default is "continuing" if it has not been waived.

1.3	Construction of insurance terms

In this Agreement:

"approved" means, for the purposes of Clause 22 (Insurance Undertakings), approved in writing by the Facility Agent;

"excess risks" means the proportion of claims for general average, salvage and salvage charges not recoverable under the hull and machinery policies in respect of the Vessel in consequence of its insured value being less than the value at which the Vessel is assessed for the purpose of such claims;

"obligatory insurances" means all insurances effected, or which the Borrower is obliged to effect, under Clause 22 (Insurance Undertakings) or any other provision of this Agreement or of another Finance Document;

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"policy" includes a slip, cover note, certificate of entry or other document evidencing the contract of insurance or its terms;

"protection and indemnity risks" means the usual risks covered by a protection and indemnity association managed in London, including pollution risks and the proportion (if any) of any sums payable to any other person or persons in case of collision which are not recoverable under the hull and machinery policies by reason of the incorporation in them of clause 6 of the International Hull Clauses (1/11/02 or 1/11/03), clause 8 of the Institute Time Clauses (Hulls) (1/10/83)(1/11/95) or the Institute Amended Running Down Clause (1/10/71) or any equivalent provision; and

"war risks" includes the risk of mines and all risks excluded by clause 29 of the International Hull Clauses (1/11/02 or 1/11/03), clause 24 of the Institute Time Clauses (Hulls) (1/11/95) or clause 23 of the Institute Time Clauses (Hulls)(1/10/83).

1.4	Agreed forms of Finance Documents

References in Clause 1.1 (Definitions) to any Finance Document being in "agreed form" are to that Finance Document:

(a)	in a form attached to a certificate dated the same date as this Agreement (and signed by the Borrower and the Facility Agent); or

(b)	in any other form agreed in writing between the Borrower and the Facility Agent acting with the authorisation of the Majority Lenders or, where Clause 43.2 (All Lender matters) applies, all the Lenders.

1.5	Third party rights

(a)	Unless expressly provided to the contrary in a Finance Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

(c)	Any Receiver, Delegate or any other person described in paragraph (d) of Clause 14.2 (Other indemnities), paragraph (b) of Clause 30.10 (Exclusion of liability) or paragraph (b) of Clause 31.11 (Exclusion of liability) may, subject to this Clause 1.5 (Third party rights) and the Third Parties Act, rely on any Clause of this Agreement which expressly confers rights on it.

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SECTION 2

THE FACILITY

2	THE FACILITY

2.1	The Facility

Subject to the terms of this Agreement, the Lenders agree to make available to the Borrower a dollar term loan facility in an aggregate amount not exceeding the Total Commitments.

2.2	Finance Parties' rights and obligations

(a)	The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)	The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from a Transaction Obligor is a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with paragraph (c) below. The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of the Loan or any other amount owed by a Transaction Obligor which relates to a Finance Party's participation in the Facility or its role under a Finance Document (including any such amount payable to the Facility Agent on its behalf) is a debt owing to that Finance Party by that Transaction Obligor.

(c)	A Finance Party may, except as specifically provided in the Finance Documents, separately enforce its rights under or in connection with the Finance Documents.

3	PURPOSE

3.1	Purpose

The Borrower shall apply all amounts borrowed by it under the Facility only for the purpose of refinancing part of the acquisition cost of the Vessel in an aggregate principal amount not exceeding the lower of:

(a)	US$27,000,000; and

(b) 70	per cent. of the Market Value of the Vessel (as determined not earlier than three weeks before the Drawdown Date and not later than one week before the Drawdown Date, unless otherwise agreed by the Facility Agent).

3.2	Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4	CONDITIONS OF DRAWDOWN

4.1	Conditions precedent to delivery of a Drawdown Request

The Borrower may not deliver a Drawdown Request unless the Facility Agent has received all of the documents and other evidence listed in Part A of Schedule 2 (Conditions Precedent and Subsequent) in form and substance satisfactory to the Facility Agent.

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4.2	Conditions precedent to release of the Advance

The Facility Agent shall only be obliged to release the Advance to the Borrower on the Drawdown Date if:

(a)	on the Drawdown Date and before the Advance is released:

(i)	no Default is continuing or would result from the proposed release; and

(ii)	the Repeating Representations to be made by each Transaction Obligor are true;

(b)	on the Drawdown Date, the Facility Agent has received, or is satisfied that it will receive, all of the documents and other evidence listed in Part B of Schedule 2 (Conditions Precedent and Subsequent) in form and substance satisfactory to the Facility Agent.

4.3	Conditions subsequent

The Borrower undertakes to deliver or cause to be delivered to the Facility Agent within the period stated, the additional documents and other evidence listed in Part C of Schedule 2 (Conditions Precedent and Subsequent) in form and substance satisfactory to the Facility Agent.

4.4	Notification of satisfaction of conditions precedent and subsequent

(a)	The Facility Agent shall notify the Borrower and the Lenders promptly upon being satisfied as to the satisfaction of the conditions precedent and subsequent referred to in Clause 4.1 (Conditions precedent to delivery of a Drawdown Request) and Clause 4.3 (Conditions subsequent).

(b)	Other than to the extent that the Majority Lenders notify the Facility Agent in writing to the contrary before the Facility Agent gives the notification described in paragraph (a) above, the Lenders authorise (but do not require) the Facility Agent to give that notification. The Facility Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

4.5	Waiver of conditions precedent

If the Majority Lenders, at their discretion, permit the Advance to be released before any of the conditions precedent referred to in Clause 4.1 (Conditions precedent to delivery of a Drawdown Request) or 4.2 (Conditions precedent to release of the Advance) has been satisfied, the Borrower shall ensure that that condition is satisfied within five Business Days after the Drawdown Date or such later date as the Facility Agent, acting with the authorisation of the Majority Lenders, may agree in writing with the Borrower.

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SECTION 3

DRAWDOWN

5	DRAWDOWN

5.1	Delivery of a Drawdown Request

The Borrower may utilise the Facility by delivery to the Facility Agent of a duly completed Drawdown Request not later than the Specified Time.

5.2	Completion of a Drawdown Request

(a)	The Drawdown Request is irrevocable and will not be regarded as having been duly completed unless:

(i)	the proposed Drawdown Date is a Business Day within the Availability Period;

(ii)	the currency and amount of the Drawdown comply with Clause 5.3 (Currency and amount); and

(iii)	the proposed Interest Period complies with Clause 9 (Interest Periods).

(b)	Only one Drawdown Request may be delivered.

5.3	Currency and amount

(a)	The currency specified in a Drawdown Request must be dollars.

(b)	The amount of the proposed Advance must be an amount which is not more than the Total Commitments.

(c)	The amount of the proposed Advance must be an amount which would not oblige the Borrower to provide additional security or prepay part of the Advance if the ratio set out in Clause 25 (Security Cover) were applied and notice was given by the Facility Agent under Clause 25.1 (Minimum required security cover) immediately after the Advance was made.

5.4	Lenders' participation

(a)	If the conditions set out in this Agreement have been met, each Lender shall make its participation in the Advance available by the Drawdown Date through its Facility Office.

(b)	The amount of each Lender's participation in the Advance will be equal to the proportion borne by its Commitment to the Total Commitments immediately before making the Advance.

(c)	The Facility Agent shall notify each Lender of the amount of the Advance and the amount of its participation in the Advance by the Specified Time.

5.5	Cancellation of Commitments

The Commitments which are unutilised at the end of the Availability Period shall then be cancelled.

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SECTION 4

REPAYMENT, PREPAYMENT AND CANCELLATION

6	REPAYMENT

6.1	Repayment of Loan

(a)	Subject to paragraph (b) below, the Borrower shall repay the Loan by 24 consecutive quarterly instalments, the first of which shall be repaid on the date falling three Months after the Drawdown Date, each in the following amounts:

(i)	the first 16 such instalments, each in an amount of US$480,000; and

(ii)	the following eight such instalments, each in an amount of US$420,000,

(each a "Repayment Instalment"), together with a balloon instalment of US$15,960,000 to be paid concurrently with the final Repayment Instalment.

(b)	On the date falling four years after the Drawdown Date (the "Fourth Anniversary Date") at the option of the Lenders, in their discretion, following consultation with the Borrower, one of the following shall occur:

(i)	The Borrower shall agree an amendment to the Margin to reflect the then current pricing of the Lenders (the "Margin Adjustment"); or

(ii)	the Borrower shall repay the Loan outstanding in full.

If the Margin Adjustment has not been agreed and documented to the satisfaction of the Facility Agent (acting with the authorisation of all of the Lenders) by no later than five Business Days prior to the last day of the Interest Period ending on, or (as the case may be) immediately before, the Fourth Anniversary Date then the Borrower shall repay the Loan outstanding in full on the Fourth Anniversary Date. Any Margin Adjustment shall take effect on and from the Fourth Anniversary Date.

6.2	Reduction of Repayment Instalments

If any part of the Facility is cancelled, the Repayment Instalments falling after that cancellation, starting with the balloon instalment, shall be reduced in inverse chronological order by the amount cancelled.

6.3	Maturity Date

On the Maturity Date, the Borrower shall additionally pay to the Facility Agent for the account of the Finance Parties all other sums then accrued and owing under the Finance Documents.

6.4	Reborrowing

The Borrower may not reborrow any part of the Facility which is repaid.

7	PREPAYMENT AND CANCELLATION

7.1	Illegality

(a)	If it becomes unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in the Advance or the Loan or it becomes unlawful for any Affiliate of a Lender for that Lender to do so:

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(i)	that Lender shall promptly notify the Facility Agent upon becoming aware of that event;

(ii)	upon the Facility Agent notifying the Borrower, the Available Commitment of that Lender will be immediately cancelled; and

(iii)	the Borrower shall prepay that Lender's participation in the Loan on the last day of the Interest Period for the Loan occurring after the Facility Agent has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the Facility Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Lender's corresponding Commitment shall be cancelled in the amount of the participation prepaid.

(b)	Any partial prepayment under this Clause 7.1 (Illegality) shall reduce pro rata the amount of each Repayment Instalment falling after that prepayment,starting with the balloon instalment, by the amount prepaid.

7.2	Automatic cancellation

The unutilised Commitment (if any) of each Lender shall be automatically cancelled at close of business on the date on which the Advance is made available.

7.3	Voluntary prepayment of Loan

(a)	Subject to paragraph (b) below, the Borrower may, if it gives the Facility Agent not less than five Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of the Loan (but, if in part, being an amount that reduces the amount of the Loan by a minimum amount of US$500,000 or a multiple of that amount).

(b)	The Loan may only be prepaid after the last day of the Availability Period (or, if earlier, the day on which the Available Facility is zero).

(c)	Any partial prepayment under this Clause 7.3 (Voluntary prepayment of Loan) shall reduce in inverse chronological order the amount of each Repayment Instalment, starting with the balloon instalment, falling after that prepayment by the amount prepaid.

7.4	Mandatory prepayment on sale or Total Loss

If the Vessel is sold or becomes a Total Loss, the Borrower shall repay the Loan. Such repayment shall be made:

(a)	in the case of a sale of the Vessel, on or before the date on which the sale is completed by delivery of the Vessel to the buyer;

(b)	in the case of any arrest of the Vessel where the Vessel is not within 30 days redelivered to the full control of the Borrower, on or before the date falling 37 days after the date of the arrest of the Vessel; or

(c)	in the case of any other Total Loss, on the earlier of (i) the date falling 90 days after the Total Loss Date and (ii) the date of receipt by the Security Agent of the proceeds of insurance relating to such Total Loss.

7.5	Restrictions

(a)	Any notice of cancellation or prepayment given by any Party under this Clause 7 (Prepayment and Cancellation) shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

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(b)	Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to the fee provided for in Clause 11.3 (Prepayment fee) and any Break Costs, without premium or penalty.

(c)	The Borrower may not reborrow any part of the Facility which is prepaid.

(d)	The Borrower shall not repay or prepay all or any part of the Loan or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

(e)	No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.

(f)	If the Facility Agent receives a notice under this Clause 7 (Prepayment and Cancellation) it shall promptly forward a copy of that notice to either the Borrower or the affected Lender, as appropriate.

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SECTION 5

COSTS OF DRAWDOWN

8	INTEREST

8.1	Calculation of interest

The rate of interest on the Loan or any part of the Loan for each Interest Period is the percentage rate per annum which is the aggregate of:

(a)	the Margin; and

(b)	LIBOR.

8.2	Payment of interest

(a)	The Borrower shall pay accrued interest on the Loan on the last day of each Interest Period (each an "Interest Payment Date").

(b)	If an Interest Period is longer than three Months, the Borrower shall also pay interest then accrued on the Loan on the dates falling at three Monthly intervals after the first day of the Interest Period.

8.3	Default interest

(a)	If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the Unpaid Sum from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is 2 per cent. per annum higher than the rate which would have been payable if the Unpaid Sum had, during the period of non-payment, constituted part of a Loan in the currency of the Unpaid Sum for successive Interest Periods, each of a duration selected by the Facility Agent. Any interest accruing under this Clause 8.3 (Default interest) shall be immediately payable by the Obligor on demand by the Facility Agent.

(b)	If an Unpaid Sum consists of all or part of the Loan which became due on a day which was not the last day of an Interest Period relating to the Loan:

(i)	the first Interest Period for that Unpaid Sum shall have a duration equal to the unexpired portion of the current Interest Period relating to the Loan; and

(ii)	the rate of interest applying to that Unpaid Sum during that first Interest Period shall be 2 per cent. per annum higher than the rate which would have applied if that Unpaid Sum had not become due.

(c)	Default interest (if unpaid) accruing on an Unpaid Sum will be compounded with the Unpaid Sum at the end of each Interest Period applicable to that Unpaid Sum but will remain immediately due and payable.

8.4	Notification of rates of interest

The Facility Agent shall promptly notify the Lenders and the Borrower of the determination of a rate of interest under this Agreement.

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9	INTEREST PERIODS

9.1	Selection of Interest Periods

(a)	The first Interest Period for the Loan as specified in the Drawdown Request shall be three Months from the Drawdown Date or such other period as may be agreed in accordance with paragraph (e) below.

(b)	Subject to paragraphs (e) and (g) below, the Borrower may select each subsequent Interest Period in respect of the Loan in a Selection Notice.

(c)	Each Selection Notice is irrevocable and must be delivered to the Facility Agent by the Borrower not later than the Specified Time.

(d)	If the Borrower fails to deliver a Selection Notice to the Facility Agent in accordance with paragraphs (b) and (c) above, the relevant Interest Period will, subject to Clause 9.2 (Changes to Interest Periods) and paragraph (g) below, be three Months.

(e)	Subject to this Clause 9 (Interest Periods), the Borrower may select an Interest Period of three Months or any other period (up to a maximum of 12 Months) agreed between the Borrower and the Facility Agent (acting on the instructions of all the Lenders).

(f)	An Interest Period in respect of the Loan shall not extend beyond the Maturity Date.

(g)	In respect of a Repayment Instalment, an Interest Period for a part of the Loan equal to such Repayment Instalment shall end on the Repayment Date relating to it if such date is before the end of the Interest Period then current.

(h)	Subject to paragraph (i) below, the first Interest Period for the Loan shall start on the Drawdown Date and each subsequent Interest Period shall start on the last day of the preceding Interest Period.

(i)	Except for the purposes of paragraph (g) above, the Loan shall have one Interest Period only at any time.

9.2	Changes to Interest Periods

(a)	If after the Borrower has selected and the Lenders have agreed an Interest Period longer than six Months, any Lender notifies the Facility Agent within two Business Days after the Specified Time relating to the relevant Drawdown Request or Selection Notice that it is not satisfied that deposits in dollars for a period equal to the Interest Period will be available to it in the Relevant Interbank Market when the Interest Period commences, the Facility Agent shall shorten the Interest Period to six Months.

(b)	If the Facility Agent makes any change to an Interest Period referred to in this Clause 9.2 (Changes to Interest Periods), it shall promptly notify the Borrower and the Lenders.

9.3	Non-Business Days

If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

10	CHANGES TO THE CALCULATION OF INTEREST

10.1	Absence of quotations

Subject to Clause 10.2 (Market disruption), if LIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by the Specified Time on the Quotation Day, the applicable LIBOR shall be determined on the basis of the quotations of the remaining Reference Banks.

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10.2	Market disruption

(a)	If a Market Disruption Event occurs in relation to the Advance or the Loan for any Interest Period, then the rate of interest on each Lender's share of the Advance or the Loan for the Interest Period shall be the rate per annum which is the sum of:

(i)	the Margin; and

(ii)	the rate notified to the Facility Agent by that Lender as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Lender of funding its participation in the Advance or the Loan from whatever source it may reasonably select.

(b)	In this Agreement "Market Disruption Event" means:

(i)	at or about noon on the Quotation Day for the relevant Interest Period, LIBOR is to be determined by reference to the Reference Banks and none or only one of the Reference Banks supplies a rate to the Facility Agent to determine LIBOR for dollars for the relevant Interest Period; or

(ii)	before close of business in London on the Quotation Day for the relevant Interest Period, the Facility Agent receives notifications from a Lender or Lenders (whose participations in the Loan exceed 25 per cent. of the Loan) that the cost to it or them of obtaining matching deposits in the Relevant Interbank Market would be in excess of LIBOR; or

(iii)	at least one Business Day before the start of an Interest Period, the Facility Agent receives notification from a Lender (the "Affected Lender") that for any reason it is unable to obtain dollars in the Relevant Interbank Market in order to fund its participation in the Advance or the Loan.

10.3	Alternative basis of interest or funding, suspension

(a)	If a Market Disruption Event occurs and the Facility Agent or the Borrower so requires, the Facility Agent and the Borrower shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest or (as the case may be) an alternative basis for funding.

(b)	Any substitute or alternative basis agreed pursuant to paragraph (a) above shall, with the prior consent of all the Lenders and the Borrower, be binding on all Parties to the Finance Documents.

(c)	If a Market Disruption Event occurs before the Advance is made:

(i)	in circumstances falling within sub-paragraph (i) of paragraph (b) of Clause 10.2 (Market disruption) or sub-paragraph (ii) of paragraph (b) of Clause 10.2 (Market disruption), the Lenders' obligation to make the Advance; or

(ii)	in circumstances falling within sub-paragraph (iii) of paragraph (b) of Clause 10.2 (Market disruption), the Affected Lender's obligation to participate in the Advance, shall be suspended while the circumstances giving rise to the Market Disruption Event continue.

10.4	Break Costs

(a)	The Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of the Loan or Unpaid Sum being paid by the Borrower on a day other than the last day of an Interest Period for the Loan or Unpaid Sum.

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(b)	Each Lender shall, as soon as reasonably practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue.

11	FEES

11.1	Commitment fee

(a)	The Borrower shall pay to the Facility Agent (for the account of each Lender) a fee computed at the rate of 1.1 per cent. per annum on that Lender's Available Commitment from time to time for the Availability Period.

(b)	The accrued commitment fee is payable on the last day of each successive period of three Months which ends during the Availability Period, on the last day of the Availability Period and, if cancelled, on the cancelled amount of the relevant Lender's Commitment at the time the cancellation is effective.

11.2	Upfront fee

The Borrower shall pay to the Facility Agent an upfront fee in the amount and at the times agreed in a Fee Letter.

11.3	Prepayment fee

(a)	Subject to paragraph (c) below, the Borrower must pay to the Facility Agent for the account of each Lender a prepayment fee on the date of prepayment of all or any part of the Loan.

(b)	The amount of the prepayment fee is:

(i)	if the prepayment occurs on or before the first anniversary of the Closing Date, three per cent. of the amount prepaid;

(ii)	if the prepayment occurs after the first but on or before the second anniversary of the Closing Date, two per cent. of the amount prepaid;

(iii)	if the prepayment occurs after the second but on or before the third anniversary of the Closing Date, one per cent. of the amount prepaid; and

(iv)	if the prepayment occurs after the third anniversary of the Closing Date half of one per cent. of the amount prepaid; and

(c)	No prepayment fee shall be payable under this Clause if the prepayment is made under:

(i)	Clause 7.1 (Illegality);

(ii)	Clause 7.3 (Voluntary prepayment of Loan) if the prepayment is the result of a refinancing in relation to which the Facility Agent is party as facility agent;

(iii)	Clause 7.4 (Mandatory prepayment on sale or Total Loss) in the case of a sale, unless the sale is to a member of the Group or any of their respective Affiliates; or

(iv)	Clause 25.2 (Provision of additional security; prepayment).

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SECTION 6

ADDITIONAL PAYMENT OBLIGATIONS

12	TAX GROSS UP AND INDEMNITIES

12.1	Definitions

(a)	In this Agreement:

"Protected Party" means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

"Tax Credit" means a credit against, relief or remission for, or repayment of any Tax.

"Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.

"Tax Payment" means either the increase in a payment made by an Obligor to a Finance Party under Clause 12.2 (Tax gross-up) or a payment under Clause 12.3 (Tax indemnity).

(b)	Unless a contrary indication appears, in this Clause 12 (Tax Gross Up and Indemnities) reference to "determines" or "determined" means a determination made in the absolute discretion of the person making the determination.

12.2	Tax gross-up

(a)	Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

(b)	The Borrower shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Facility Agent accordingly. Similarly, a Lender shall notify the Facility Agent on becoming so aware in respect of a payment payable to that Lender. If the Facility Agent receives such notification from a Lender it shall notify the Borrower and that Obligor.

(c)	If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)	If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(e)	Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Facility Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

12.3	Tax indemnity

(a)	The Obligors shall (within three Business Days of demand by the Facility Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.

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(b)	Paragraph (a) above shall not apply:

(i)	with respect to any Tax assessed on a Finance Party:

(A)	under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(B)	under the law of the jurisdiction in which that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction, if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

(ii)	to the extent a loss, liability or cost:

(A)	is compensated for by an increased payment under Clause 12.2 (Tax gross- up); or

(B)	relates to a FATCA Deduction required to be made by a Party.

(c)	A Protected Party making, or intending to make, a claim under paragraph (a) above shall promptly notify the Facility Agent of the event which will give, or has given, rise to the claim, following which the Facility Agent shall notify the Obligors.

(d)	A Protected Party shall, on receiving a payment from an Obligor under this Clause 12.3 (Tax indemnity), notify the Facility Agent.

12.4	Tax Credit

If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)	a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was received; and

(b)	that Finance Party has obtained, utilised and retained that Tax Credit, the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

12.5	Stamp taxes

The Obligors shall pay and, within three Business Days of demand, indemnify each Creditor Party against any cost, loss or liability which that Creditor Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.

12.6	Indirect Tax

(a)	All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for Indirect Tax purposes are deemed to be exclusive of any Indirect Tax which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if Indirect Tax is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the Indirect Tax, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the Indirect Tax (and such Finance Party must promptly provide an appropriate Indirect Tax invoice to that Party).

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(b)	If Indirect Tax is or becomes chargeable on any supply made by any Finance Party (the "Supplier") to any other Finance Party (the "Recipient") under a Finance Document, and any Party other than the Recipient (the "Relevant Party") is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):

(i)	(where the Supplier is the person required to account to the relevant tax authority for the Indirect Tax) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the Indirect Tax. The Recipient must (where this sub-paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the Indirect Tax chargeable on that supply; and

(ii)	(where the Recipient is the person required to account to the relevant tax authority for the Indirect Tax) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the Indirect Tax chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that Indirect Tax.

(c)	Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part of it as represents Indirect Tax, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such Indirect Tax from the relevant tax authority.

(d)	Any reference in this Clause 12.6 (Indirect Tax) to any Party shall, at any time when such Party is treated as a member of a group for Indirect Tax purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term "representative member" to have the same meaning as in the Value Added Tax Act 1994).

(e)	In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party's Indirect Tax registration and such other information as is reasonably requested in connection with such Finance Party's Indirect Tax reporting requirements in relation to such supply.

12.7	FATCA Information

(a)	Subject to paragraph (c) below, each Party shall, within 10 Business Days of a reasonable request by another Party:

(i)	confirm to that other Party whether it is:

(A)	a FATCA Exempt Party; or

(B)	not a FATCA Exempt Party; and

(ii)	supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and

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(iii)	supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliance with any other law, regulation, or exchange of information regime.

(b)	If a Party confirms to another Party pursuant to sub-paragraph (i) of paragraph (a) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)	Paragraph (a) above shall not oblige any Finance Party to do anything and sub-paragraph (iii) of paragraph (a) above shall not oblige any other Party to do anything which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any fiduciary duty; or

(iii)	any duty of confidentiality.

(d)	If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with sub-paragraphs (i) or (ii) of paragraph (a) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

12.8	FATCA Deduction

(a)	Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)	Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify each Obligor and the Facility Agent and the Facility Agent shall notify the other Finance Parties.

13	INCREASED COSTS

13.1	Increased costs

(a)	Subject to Clause 13.3 (Exceptions), the Borrower shall, within three Business Days of a demand by the Facility Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation; or

(ii)	compliance with any law or regulation made, after the date of this Agreement.

(b)	In this Agreement, "Increased Costs" means:

(i)	a reduction in the rate of return from the Facility or on a Finance Party's (or its Affiliate's) overall capital;

(ii)	an additional or increased cost; or

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(iii)	a reduction of any amount due and payable under any Finance Document, which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document.

13.2	Increased cost claims

(a)	A Finance Party intending to make a claim pursuant to Clause 13.1 (Increased costs) shall notify the Facility Agent of the event giving rise to the claim, following which the Facility Agent shall promptly notify the Borrower.

(b)	Each Finance Party shall, as soon as practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Increased Costs.

13.3	Exceptions

Clause 13.1 (Increased costs) does not apply to the extent any Increased Cost is:

(a)	attributable to a Tax Deduction required by law to be made by an Obligor;

(b)	attributable to a FATCA Deduction required to be made by a Party;

(c)	compensated for by Clause 12.3 (Tax indemnity) (or would have been compensated for under Clause 12.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 12.3 (Tax indemnity) applied);

(d)	compensated for by any payment made pursuant to Clause 14.3 (Mandatory Cost); or

(e)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation.

14	OTHER INDEMNITIES

14.1	Currency indemnity

(a)	If any sum due from an Obligor under the Finance Documents (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of:

(i)	making or filing a claim or proof against that Obligor; or

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, that Obligor shall, as an independent obligation, on demand, indemnify each Creditor Party to which that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

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14.2	Other indemnities

(a)	Each Obligor shall, on demand, indemnify each Creditor Party against any cost, loss or liability incurred by it as a result of:

(i)	the occurrence of any Event of Default;

(ii)	a failure by a Transaction Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 33 (Sharing among the Finance Parties);

(iii)	funding, or making arrangements to fund, its participation in the Advance or the Loan requested by the Borrower in a Drawdown Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Creditor Party alone); or

(iv)	the Loan (or part of the Loan) not being prepaid in accordance with a notice of prepayment given by the Borrower.

(b)	Each Obligor shall, on demand, indemnify each Finance Party, each Affiliate of a Finance Party and each officer or employee of a Finance Party or its Affiliate (each such person for the purposes of this Clause 14.2 (Other indemnities) an "Indemnified Person"), against any cost, loss or liability incurred by that Indemnified Person pursuant to or in connection with any litigation, arbitration or administrative proceedings or regulatory enquiry, in connection with or arising out of the entry into and the transactions contemplated by the Finance Documents, having the benefit of any Security constituted by the Finance Documents or which relates to the condition or operation of, or any incident occurring in relation to, the Vessel unless such cost, loss or liability is caused by the gross negligence or wilful misconduct of that Indemnified Person.

(c)	Without limiting, but subject to any limitations set out in paragraph (b) above, the indemnity in paragraph (b) above shall cover any cost, loss or liability incurred by each Indemnified Person in any jurisdiction:

(i)	arising or asserted under or in connection with any law relating to safety at sea, the ISM Code, any Environmental Law or any Sanctions; or

(ii)	in connection with any Environmental Claim.

(d)	Any Affiliate or any officer or employee of a Finance Party or of any of its Affiliates may rely on this Clause 14.2 (Other indemnities) subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Act.

14.3	Mandatory Cost

The Borrower shall, on demand by the Facility Agent, pay to the Facility Agent for the account of the relevant Lender, such amount which any Lender certifies in a notice to the Facility Agent to be its good faith determination of the amount necessary to compensate it for complying with:

(a)	in the case of a Lender lending from a Facility Office in a Participating Member State, the minimum reserve requirements (or other requirements having the same or similar purpose) of the European Central Bank or any other authority or agency which replaces all or any of its functions) in respect of loans made from that Facility Office; and

(b)	in the case of any Lender lending from a Facility Office in the United Kingdom, any reserve asset, special deposit or liquidity requirements (or other requirements having the same or similar purpose) of the Bank of England (or any other governmental authority or agency) and/or paying any fees to the Financial Conduct Authority and/or the Prudential Regulation Authority (or any other governmental authority or agency which replaces all or any of their functions), which, in each case, is referable to that Lender's participation in the Loan.

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14.4	Indemnity to the Facility Agent

Each Obligor shall, on demand, indemnify the Facility Agent against:

(a)	any cost, loss or liability incurred by the Facility Agent (acting reasonably) as a result of:

(i)	investigating any event which it reasonably believes is a Default; or

(ii)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or

(iii)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under the Finance Documents; and

(b)	any cost, loss or liability incurred by the Facility Agent (otherwise than by reason of the Facility Agent's gross negligence or wilful misconduct) or, in the case of any cost, loss or liability pursuant to Clause 34.11 (Disruption to Payment Systems etc.) notwithstanding the Facility Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Facility Agent in acting as Facility Agent under the Finance Documents.

14.5	Indemnity to the Security Agent

(a)	Each Obligor shall, on demand, indemnify the Security Agent and every Receiver and Delegate against any cost, loss or liability incurred by any of them:

(i)	in relation to or as a result of:

(A)	any failure by the Borrower to comply with its obligations under Clause 16 (Costs and Expenses);

(B)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised;

(C)	the taking, holding, protection or enforcement of the Finance Documents and the Transaction Security;

(D)	the exercise of any of the rights, powers, discretions, authorities and remedies vested in the Security Agent and each Receiver and Delegate by the Finance Documents or by law;

(E)	any default by any Transaction Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents;

(F)	any action by any Transaction Obligor which vitiates, reduces the value of, or is otherwise prejudicial to, the Transaction Security; and

(G)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under the Finance Documents.

(ii)	acting as Security Agent, Receiver or Delegate under the Finance Documents or which otherwise relates to any of the Security Property or the performance of the terms of this Agreement or the other Finance Documents (otherwise, in each case, than by reason of the relevant Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct).

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(b)	The Security Agent and every Receiver and Delegate may, in priority to any payment to the Creditor Parties, indemnify itself out of the Security Assets in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 14.5 (Indemnity to the Security Agent) and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all monies payable to it.

15	MITIGATION BY THE FINANCE PARTIES

15.1	Mitigation

(a)	Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 7.1 (Illegality), Clause 12 (Tax Gross Up and Indemnities), Clause 13 (Increased Costs) or paragraph (a) of Clause 14.3 (Mandatory Cost).

(b)	Paragraph (a) above does not in any way limit the obligations of any Transaction Obligor under the Finance Documents.

15.2	Limitation of liability

(a)	Each Obligor shall, on demand, indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 15.1 (Mitigation).

(b)	A Finance Party is not obliged to take any steps under Clause 15 (Mitigation by the Finance Parties) if either:

(i)	a Default has occurred and is continuing; or

(ii)	in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

16	COSTS AND EXPENSES

16.1	Transaction expenses

The Obligors shall, on demand, pay the Facility Agent and the Security Agent the amount of all costs and expenses (including legal fees) reasonably incurred by any Creditor Party in connection with the negotiation, preparation, printing, execution, syndication and perfection of:

(a)	this Agreement and any other documents referred to in this Agreement;

(b)	the Transaction Security; and

(c)	any other Finance Documents executed after the date of this Agreement.

16.2	Amendment costs

If:

(a)	a Transaction Obligor requests an amendment, waiver or consent; or

(b)	an amendment is required pursuant to Clause 34.9 (Change of currency); or

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(c)	a Transaction Obligor requests, and the Security Agent agrees to, the release of all or any part of the Security Assets from the Transaction Security, the Obligors shall, on demand, reimburse each of the Facility Agent and the Security Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by each Creditor Party in responding to, evaluating, negotiating or complying with that request or requirement.

16.3	Enforcement and preservation costs

The Obligors shall, on demand, pay to each Creditor Party the amount of all costs and expenses (including legal fees) incurred by that Creditor Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document or the Transaction Security and with any proceedings instituted by or against that Creditor Party as a consequence of it entering into a Finance Document, taking or holding the Transaction Security, or enforcing those rights.

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SECTION 7

GUARANTEE

17	GUARANTEE AND INDEMNITY

17.1	Guarantee and indemnity

Each Guarantor irrevocably and unconditionally:

(a)	guarantees to each Finance Party punctual performance by the Borrower of all the Borrower's obligations under the Finance Documents;

(b)	undertakes with each Finance Party that whenever the Borrower does not pay any amount when due under or in connection with any Finance Document, it shall immediately on demand pay that amount as if it were the principal obligor; and

(c)	agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of the Borrower not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by a Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 17 (Guarantee and Indemnity) if the amount claimed had been recoverable on the basis of a guarantee.

17.2	Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Transaction Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

17.3	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Transaction Obligor or any security for those obligations or otherwise) is made by a Creditor Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Guarantor under this Clause 17 (Guarantee and Indemnity) will continue or be reinstated as if the discharge, release or arrangement had not occurred.

17.4	Waiver of defences

The obligations of each Guarantor under this Clause 17 (Guarantee and Indemnity) and in respect of any Transaction Security will not be affected or discharged by an act, omission, matter or thing which, but for this Clause 17.4 (Waiver of defences), would reduce, release or prejudice any of its obligations under this Clause 17 (Guarantee and Indemnity) or in respect of any Transaction Security (without limitation and whether or not known to it or any Creditor Party) including:

(a)	any time, waiver or consent granted to, or composition with, any Transaction Obligor or other person;

(b)	the release of any other Transaction Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect or delay in perfecting, or refusal or neglect to take up or enforce, or delay in taking or enforcing any rights against, or security over assets of, any Transaction Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

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(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of a Transaction Obligor or any other person;

(e)	any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including, without limitation, any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or

(g)	any insolvency or similar proceedings.

17.5	Immediate recourse

Each Guarantor waives any right it may have of first requiring any Creditor Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person (including without limitation to commence any proceedings under any Finance Document or to enforce any Transaction Security) before claiming or commencing proceedings under this Clause 17 (Guarantee and Indemnity). This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

17.6	Appropriations

Until all amounts which may be or become payable by the Transaction Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Creditor Party (or any trustee or agent on its behalf) may:

(a)	refrain from applying or enforcing any other moneys, security or rights held or received by that Creditor Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and neither Guarantor shall be entitled to the benefit of the same; and

(b)	hold in an interest-bearing suspense account any moneys received from either Guarantor or on account of that Guarantor's liability under this Clause 17 (Guarantee and Indemnity).

17.7	Deferral of Guarantors’ rights

All rights which either Guarantor at any time has (whether in respect of this guarantee, a mortgage or any other transaction) against the Borrower, any other Transaction Obligor or their respective assets shall be fully subordinated to the rights of the Creditor Parties under the Finance Documents and until the end of the Security Period and unless the Facility Agent otherwise directs, neither Guarantor will exercise any rights which it may have (whether in respect of any Finance Document to which it is a Party or any other transaction) by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 17 (Guarantee and Indemnity):

(a)	to be indemnified by a Transaction Obligor;

(b)	to claim any contribution from any third party providing security for, or any other guarantor of, any Transaction Obligor's obligations under the Finance Documents;

(c)	to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Creditor Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Creditor Party;

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(d)	to bring legal or other proceedings for an order requiring any Transaction Obligor to make any payment, or perform any obligation, in respect of which the Guarantors have given a guarantee, undertaking or indemnity under Clause 17.1 (Guarantee and indemnity);

(e)	to exercise any right of set-off against any Transaction Obligor; and/or

(f)	to claim or prove as a creditor of any Transaction Obligor in competition with any Creditor Party.

If either Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Creditor Parties by the Transaction Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Creditor Parties and shall promptly pay or transfer the same to the Facility Agent or as the Facility Agent may direct for application in accordance with Clause 34 (Payment Mechanics).

17.8	Additional security

This guarantee and any other Security given by either Guarantor is in addition to and is not in any way prejudiced by, and shall not prejudice, any other guarantee or Security or any other right of recourse now or subsequently held by any Creditor Party or any right of set-off or netting or right to combine accounts in connection with the Finance Documents.

17.9	Applicability of provisions of Guarantee to other Security

Clauses 17.2 (Continuing guarantee), 17.3 (Reinstatement), 17.4 (Waiver of defences), 17.5 (Immediate recourse), 17.6 (Appropriations), 17.7 (Deferral of Guarantors’ rights) and 17.8 (Additional security) shall apply, with any necessary modifications, to any Security which either Guarantor creates (whether at the time at which it signs this Agreement or at any later time) to secure the Secured Liabilities or any part of them.

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SECTION 8

REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

18	REPRESENTATIONS

18.1	General

Each Obligor makes the representations and warranties set out in this Clause 18 (Representations) to each Finance Party on the date of this Agreement.

18.2	Status

(a)	It is a limited liability company, duly incorporated and validly existing in good standing under the law of its jurisdiction of incorporation.

(b)	It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted.

18.3	Membership interest and ownership

(a)	The Borrower's membership interests are 100 per cent. held by GSPL free of any Security or any other claim by GSPL.

(b)	None of the membership interests in the Borrower is subject to any option to purchase, pre- emption rights or similar rights.

18.4	Share capital and ownership of GSPL

The legal title to and beneficial interest in the shares in GSPL is held free of any Security directly or indirectly by the Parent Guarantor ~~less any shares sold by way of Permitted GSPL Share Sale~~.

18.5	Binding obligations

Subject to the Legal Reservations, the obligations expressed to be assumed by it in each Transaction Document to which it is a party are legal, valid, binding and enforceable obligations.

18.6	Validity, effectiveness and ranking of Security

(a)	Each Finance Document to which it is a party does now or, as the case may be, will upon execution and delivery and, where applicable, registration as provided for in that Finance Document create, subject to the Legal Reservations, the Security it purports to create over any assets to which such Security, by its terms, relates, and such Security will, when created or intended to be created, be valid and effective.

(b)	No third party has or will have any Security (except for Permitted Security) over any assets that are the subject of any Transaction Security granted by it.

(c)	The Transaction Security granted by it to the Security Agent or any other Creditor Party has or will when created or intended to be created have first ranking priority or such other priority it is expressed to have in the Finance Documents and is not subject to any prior ranking or pari passu ranking security.

(d)	No concurrence, consent or authorisation of any person is required for the creation of or otherwise in connection with any Transaction Security.

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18.7	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, each Transaction Document to which it is a party do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	the constitutional documents of any member of the Group; or

(c)	any agreement or instrument binding upon it or any member of the Group or any member of the Group's assets or constitute a default or termination event (however described) under any such agreement or instrument.

18.8	Power and authority

(a)	It has the power to enter into, perform and deliver, and has taken all necessary action to authorise:

(i)	its entry into, performance and delivery of, each Transaction Document to which it is or will be a party and the transactions contemplated by those Transaction Documents; and

(ii)	in the case of the Borrower, its registration of the Vessel under the Approved Flag.

(b)	No limit on its powers will be exceeded as a result of the borrowing, granting of security or giving of guarantees or indemnities contemplated by the Transaction Documents to which it is a party.

18.9	Validity and admissibility in evidence

All Authorisations required or desirable:

(a)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Transaction Documents to which it is a party; and

(b)	to make the Transaction Documents to which it is a party admissible in evidence in its Relevant Jurisdictions, have been obtained or effected and are in full force and effect.

18.10	Governing law and enforcement

(a)	Subject to the Legal Reservations, the choice of governing law of each Transaction Document to which it is a party will be recognised and enforced in its Relevant Jurisdictions.

(b)	Subject to the Legal Reservations, any judgment obtained in relation to a Transaction Document to which it is a party in the jurisdiction of the governing law of that Transaction Document will be recognised and enforced in its Relevant Jurisdictions.

18.11	Insolvency

No:

(a)	corporate action, legal proceeding or other procedure or step described in paragraph (a) of Clause 27.8 (Insolvency proceedings); or

(b)	creditors' process described in Clause 27.9 (Creditors' process),

has been taken or, to its knowledge, threatened in relation to a member of the Group; and none of the circumstances described in Clause 27.7 (Insolvency) applies to a member of the Group.

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18.12	No filing or stamp taxes

Under the laws of its Relevant Jurisdictions it is not necessary that the Finance Documents to which it is a party be registered, filed, recorded, notarised or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to the Finance Documents to which it is a party or the transactions contemplated by those Finance Documents except:

(a)	registration of the Membership Interest Security with the Accounting and Corporate Regulatory Authority of Singapore, which filings will be made in Singapore promptly after the date of the relevant Finance Documents; and

(b)	any other filing, recording or enrolling or any tax or fee payable in relation to any Finance Document which is referred to in any legal opinion delivered pursuant to Clause 4 (Conditions of Drawdown) and which will be made or paid promptly after the date of the relevant Finance Document.

18.13	Deduction of Tax

It is not required to make any Tax Deduction from any payment it may make under any Finance Document to which it is a party.

18.14	No default

(a)	No Event of Default and, on the date of this Agreement, the Drawdown Date, no Default is continuing or might reasonably be expected to result from the making of the Drawdown or the release of the Advance by the Prepositioning Bank (on the instructions of the Facility Agent) or the entry into, the performance of, or any transaction contemplated by, any Transaction Document.

(b)	No other event or circumstance is outstanding which constitutes a default or a termination event (however described) under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which its (or any of its Subsidiaries') assets are subject (and which, in the case of the Parent Guarantor, has or is reasonably likely to have a Material Adverse Effect).

18.15	No misleading information

(a)	Any factual information provided by any member of the Group for the purposes of this Agreement was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated.

(b)	The financial projections contained in any such information have been prepared on the basis of recent historical information and on the basis of reasonable assumptions.

(c)	Nothing has occurred or been omitted from any such information and no information has been given or withheld that results in any such information being untrue or misleading in any material respect.

18.16	Financial Statements

(a)	In relation to each Guarantor, its Original Financial Statements were prepared in accordance with GAAP consistently applied.

(b)	In relation to each Guarantor, its Original Financial Statements give a true and fair view of its financial condition as at the end of the relevant financial year and results of operations during the relevant financial year.

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(c)	There has been no material adverse change in its assets, business or financial condition (or the assets, business or consolidated financial condition of the Group, in the case of each Guarantor) since 31 December 2015.

(d)	Its most recent financial statements delivered pursuant to Clause 19.2 (Financial statements):

(i)	have been prepared in accordance with Clause 19.4 (Requirements as to financial statements); and

(ii)	give a true and fair view of (if audited) or fairly represent (if unaudited) its financial condition as at the end of the relevant financial year and operations during the relevant financial year (consolidated in the case of the Guarantor).

(e)	Since the date of the most recent financial statements delivered pursuant to Clause 19.2 (Financial statements) there has been no material adverse change in its business, assets or financial condition (or the business or consolidated financial condition of the Group, in the case of the Guarantor).

18.17	Pari passu ranking

Its payment obligations under the Finance Documents to which it is a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

18.18	No proceedings pending or threatened

No litigation, arbitration or administrative proceedings or investigations (including proceedings or investigations relating to any alleged or actual breach of the ISM Code or of the ISPS Code) of or before any court, arbitral body or agency have (to the best of its knowledge and belief (having made due and careful enquiry)) been started or threatened against it or any of its Subsidiaries and which, in the case of the Parent Guarantor and GSPL, (i) has or is reasonably likely to have a Material Adverse Effect and (ii) relates to a claim or claims for a total value in aggregate of over US$200,000, but in all cases excluding any claim that is fully covered by an insurance policy held in the name of the relevant Obligor and that Obligor has provided the Facility Agent with evidence in form and substance acceptable to the Facility Agent of such insurance coverage.

18.19	Validity and completeness of the Transaction Documents

(a)	Each of the Transaction Documents to which each Transaction Obligor (other than the Bareboat Charterers) is a party constitutes legal, valid, binding and enforceable obligations of each Transaction Obligor (other than the Bareboat Charterers).

(b)	The copies of the Transaction Documents delivered to the Facility Agent before the date of this Agreement are true and complete copies.

(c)	No amendments or additions to the Transaction Documents have been agreed nor has any Transaction Obligor waived any of its respective rights under the Transaction Documents.

18.20	Valuations

(a)	All information supplied by it or on its behalf to an Approved Valuer for the purposes of a valuation delivered to the Facility Agent in accordance with this Agreement was true and accurate as at the date it was supplied or (if appropriate) as at the date (if any) at which it is stated to be given.

(b)	It has not omitted to supply any information to an Approved Valuer which, if disclosed, would adversely affect any valuation prepared by such Approved Valuer.

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(c)	There has been no change to the factual information provided pursuant to paragraph (a) above in relation to any valuation between the date such information was provided and the date of that valuation which, in either case, renders that information untrue or misleading in any material respect.

18.21	No breach of laws

It has not (and no member of the Group has) breached any law or regulation which breach has or is reasonably likely to have a Material Adverse Effect.

18.22	No Charter

The Vessel is not subject to any Charter other than the Bareboat Charters and the Time Charter.

18.23	Compliance with Environmental Laws

All Environmental Laws relating to the ownership, operation and management of the Vessel and the business of each member of the Group (as now conducted and as reasonably anticipated to be conducted in the future) and the terms of all Environmental Approvals have been complied with.

18.24	No Environmental Claim

No Environmental Claim has been made or threatened against any member of the Group or the Vessel.

18.25	No Environmental Incident

No Environmental Incident has occurred and no person has claimed that an Environmental Incident has occurred.

18.26	ISM and ISPS Code compliance

All requirements of the ISM Code and the ISPS Code as they relate to the Borrower, any Approved Technical Manager and the Vessel have been complied with.

18.27	Taxes paid

(a)	It is not and no other member of the Group is materially overdue in the filing of any Tax returns and it is not (and no other member of the Group is) overdue in the payment of any amount in respect of Tax.

(b)	No claims or investigations are being, or are reasonably likely to be, made or conducted against it (or any other member of the Group) with respect to Taxes.

18.28	Financial Indebtedness

The Borrower does not have any Financial Indebtedness outstanding other than as permitted by this Agreement.

18.29	Overseas companies

No Obligor has delivered particulars, whether in its name stated in the Finance Documents or any other name, of any UK Establishment to the Registrar of Companies as required under the Overseas Regulations or, if it has so registered, it has provided to the Facility Agent sufficient details to enable an accurate search against it to be undertaken by the Lenders at the Companies Registry.

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18.30	Good title to assets

It and each other member of the Group has good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business as presently conducted.

18.31	Ownership

(a)	The Borrower is the sole legal and beneficial owner of all rights and interests which any Charter and the Bareboat Charterers’ Assignment and Direct Agreement creates in favour of the Borrower.

(b)	The Borrower is the sole legal and beneficial owner of the Vessel, the Earnings and the Insurances.

(c)	With effect on and from the date of its creation or intended creation, each Transaction Obligor will be the sole legal and beneficial owner of any asset that is the subject of any Transaction Security created or intended to be created by such Transaction Obligor.

(d)	The constitutional documents of each Obligor do not and could not restrict or inhibit any transfer of the membership interests of the Borrower on creation or enforcement of the security conferred by the Security Documents.

18.32	Centre of main interests and establishments

For the purposes of The Council of the European Union Regulation No. 1346/2000 on Insolvency Proceedings (the "Regulation"), its centre of main interest (as that term is used in Article 3(1) of the Regulation) is situated in its jurisdiction of incorporation and it has no "establishment" (as that term is used in Article 2(h) of the Regulation) in any other jurisdiction.

18.33	Place of business

No Obligor has a principal or registered place of business in any country other than as disclosed to the Facility Agent in writing, and agreed to by the Lenders, on or around the date of this Agreement.

18.34	No employee or pension arrangements

The Borrower does not have any employees or any liabilities under any pension scheme.

18.35	Sanctions

(a)	No Transaction Obligor:

(i)	and no director or officer of a Transaction Obligor, is a Prohibited Person;

(ii)	is owned or controlled by or acting directly or indirectly on behalf of or for the benefit of, a Prohibited Person; or

(iii)	owns or controls a Prohibited Person.

(b)	No proceeds of the Loan shall be made available, directly or indirectly, to or for the benefit of a Prohibited Person nor shall they be otherwise directly or indirectly, applied in a manner or for a purpose prohibited by Sanctions.

18.36	US Tax Obligor

No Obligor is a US Tax Obligor.

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18.37	Repetition

The Repeating Representations are deemed to be made by each Obligor by reference to the facts and circumstances then existing on the date of the Drawdown Request, the Drawdown Date and the first day of each Interest Period.

19	INFORMATION UNDERTAKINGS

19.1	General

The undertakings in this Clause 19 (Information Undertakings) remain in force throughout the Security Period unless the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders), may otherwise permit.

19.2	Financial statements

(a)	Subject to paragraph (b) below, the Borrower shall supply to the Facility Agent in sufficient copies for all the Lenders:

(i)	as soon as they become available, but in any event within 180 days after the end of each of its financial years, the audited consolidated financial statements of each Guarantor for that financial year; and

(ii)	as soon as the same become available, but in any event within 90 days after the end of the first half of each of its financial years, the unaudited consolidated financial statement of each Guarantor for that financial half year.

(b)	To the extent that the financial statements and other information required to be provided by each Obligor to the Facility Agent under paragraph (a) above are published on the internet by, or on behalf of such Obligor, such statements and information must be made immediately available to the Facility Agent.

19.3	Compliance Certificate

(a)	GSPL shall supply to the Facility Agent, with each set of financial statements delivered pursuant to sub-paragraph (i) or sub-paragraph (ii) of paragraph (a) of Clause 19.2 (Financial statements), a Compliance Certificate setting out (in reasonable detail) computations as to compliance with Clause 20 (Financial Covenants) as at the date as at which those financial statements were drawn up.

(b)	Each Compliance Certificate shall be signed by two directors of GSPL and (as appropriate) by the Guarantors’ auditors.

19.4	Requirements as to financial statements

(a)	Each set of financial statements delivered by the Borrower pursuant to Clause 19.2 (Financial statements) shall be certified by a director of the company as giving a true and fair view (if audited) or fairly representing (if unaudited) its financial condition and operations as at the date as at which those financial statements were drawn up.

(b)	The Borrower shall procure that each set of financial statements of an Obligor delivered pursuant to Clause 19.2 (Financial statements) includes or is supplemented by the most up to date details of all off-balance sheet and time charter hire commitments.

(c)	The Borrower shall procure that each set of financial statements of an Obligor delivered pursuant to Clause 19.2 (Financial statements) is prepared using GAAP, accounting practices and financial reference periods which, in relation to each Guarantor, are consistent with those applied in the preparation of the Original Financial Statements unless, in relation to any set of financial statements, it notifies the Facility Agent that there has been a change in GAAP, the accounting practices or reference periods and its auditors (or, if appropriate, the auditors of the Obligor) deliver to the Facility Agent:

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(i)	a description of any change necessary for those financial statements to reflect the GAAP, accounting practices and reference periods upon which that Guarantor's Original Financial Statements were prepared; and

(ii)	sufficient information, in form and substance as may be reasonably required by the Facility Agent, to enable the Lenders to determine whether Clause 20 (Financial Covenants) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and that Guarantor's Original Financial Statements.

Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.

19.5	Information: miscellaneous

Each Obligor shall and shall procure that each other Transaction Obligor (to the extent, in the case of the Bareboat Charterers, it is entitled to do so under the terms of the Bareboat Charters) shall supply to the Facility Agent (in sufficient copies for all the Lenders, if the Facility Agent so requests):

(a)	all documents dispatched by it to its shareholders (or any class of them) or its creditors generally at the same time as they are dispatched;

(b)	promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings or investigations (including proceedings or investigations relating to any alleged or actual breach of the ISM Code or of the ISPS Code) which are current, threatened or pending against any member of the Group and which, in the case of the Parent Guarantor, has or is reasonably likely to have a Material Adverse Effect;

(c)	promptly, its constitutional documents where these have been amended or varied, subject to the consent of the Facility Agent if applicable as provided for in paragraph (b) of Clause 21.24 (Constitutional documents);

(d)	promptly, such further information and/or documents regarding:

(i)	the Vessel, goods transported on the Vessel, the Earnings or the Insurances;

(ii)	the Security Assets;

(iii)	compliance of the Transaction Obligors with the terms of the Finance Documents;

(iv)	the financial condition, business and operations of any member of the Group, as any Finance Party (through the Facility Agent) may reasonably request; and

(e)	promptly, such further information and/or documents as any Finance Party (through the Facility Agent) may reasonably request so as to enable such Finance Party to comply with any laws applicable to it or as may be required by any regulatory authority.

19.6	Notification of Default

(a)	Each Obligor shall notify the Facility Agent (i) of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor); and (ii) promptly upon becoming aware of the same, of any breach of any Sanctions applicable to the Vessel, any Transaction Obligor or any party to any agreement relating to the Vessel.

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(b)	Promptly upon a request by the Facility Agent, the Borrower shall supply to the Facility Agent a certificate signed by two of its directors or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

19.7	Use of websites

(a)	Each Obligor may satisfy its obligation under the Finance Documents to which it is a party to deliver any information in relation to those Lenders (the "Website Lenders") which accept this method of communication by posting this information onto an electronic website designated by the Borrower and the Facility Agent (the "Designated Website") if:

(i)	the Facility Agent expressly agrees (after consultation with each of the Lenders) that it will accept communication of the information by this method;

(ii)	both the relevant Obligor and the Facility Agent are aware of the address of and any relevant password specifications for the Designated Website; and

(iii)	the information is in a format previously agreed between the relevant Obligor and the Facility Agent.

If any Lender (a "Paper Form Lender") does not agree to the delivery of information electronically then the Facility Agent shall notify the Obligors accordingly and each Obligor shall supply the information to the Facility Agent (in sufficient copies for each Paper Form Lender) in paper form. In any event each Obligor shall supply the Facility Agent with at least one copy in paper form of any information required to be provided by it.

(b)	The Facility Agent shall supply each Website Lender with the address of and any relevant password specifications for the Designated Website following designation of that website by the Obligors or any of them and the Facility Agent.

(c)	An Obligor shall promptly upon becoming aware of its occurrence notify the Facility Agent if:

(i)	the Designated Website cannot be accessed due to technical failure;

(ii)	the password specifications for the Designated Website change;

(iii)	any new information which is required to be provided under this Agreement is posted onto the Designated Website;

(iv)	any existing information which has been provided under this Agreement and posted onto the Designated Website is amended; or

(v)	if that Obligor becomes aware that the Designated Website or any information posted onto the Designated Website is or has been infected by any electronic virus or similar software.

If an Obligor notifies the Facility Agent under sub-paragraph (i) or (v) of paragraph (c) above, all information to be provided by the Obligors under this Agreement after the date of that notice shall be supplied in paper form unless and until the Facility Agent and each Website Lender is satisfied that the circumstances giving rise to the notification are no longer continuing.

(d)	Any Website Lender may request, through the Facility Agent, one paper copy of any information required to be provided under this Agreement which is posted onto the Designated Website. The Obligors shall comply with any such request within 10 Business Days.

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19.8	"Know your customer" checks

(a)	If:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(ii)	any change in the status of a Transaction Obligor (including, without limitation, a change of ownership of a Transaction Obligor) after the date of this Agreement; or

(iii)	a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer,

obliges a Finance Party (or, in the case of sub-paragraph (iii) above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of any Finance Party supply, or procure the supply of, such documentation and other evidence as is reasonably requested by a Servicing Party (for itself or on behalf of any other Finance Party) or any Lender (for itself or, in the case of the event described in sub-paragraph (iii) above, on behalf of any prospective new Lender) in order for such Finance Party or, in the case of the event described in sub-paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(b)	Each Lender shall promptly upon the request of a Servicing Party supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Servicing Party (for itself) in order for that Servicing Party to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

20	FINANCIAL COVENANTS

20.1	Financial covenants

The Borrower will ensure that the consolidated financial position of the Group shall at all times during the Security Period be such that:

(a)	Book Value Net Worth is ~~not less than US$275,000,000 in 2016 and~~ not less than US$250,000,000 in 2017 and 2018, not less than US$265,000,000 in 2019 and 2020 and not less than US$275,000,000 thereafter;

(b)	Cash and Cash Equivalents of not less than US$30,000,000 unencumbered cash, including the minimum cash balance in the Relevant Debt Service Reserve Account, but not including (for the avoidance of doubt) the minimum cash balance to be maintained in the Retention Account pursuant to Clause 26.9 (Minimum balance on Retention Account) or any other amount in the Retention Account as a result of the operation of Clause 26.4 (Monthly retentions); and

(c)	the ratio of Debt to Market Adjusted Tangible Fixed Assets shall be not more than 75 per cent.

20.2	Financial covenant definitions

In this Clause 20 (Financial Covenants):

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"Book Value Net Worth" means the aggregate amount (without double counting) of the book value of the following:

(a)	the amounts paid up, or credited as paid up, on the issued share capital of the Group;

(b)	any credit balance on the consolidated profit and loss account of the Group; and

(c)	any amount standing to the credit of any other consolidated capital and revenue reserves of the Group including any share premium account and capital redemption reserve, less the aggregate amount (without double counting) of the following:

(a)	any debt balance on the consolidated profit and loss account of the Group; and

(b)	any reserves attributable to interests of minority shareholders in any subsidiary (whether direct or indirect) of the Group, all as determined in accordance with IFRS applied in the preparation of the Latest Accounts but adjusted by:

(i)	deducting any dividend or other distribution declared, recommended or made by the Group;

(ii)	deducting any amount attributable to goodwill or any other intangible asset;

(iii)	reflecting any variation required to be made to the asset value attributable to any ship owned by the Group in order to reflect the book value of any such ship;

(iv)	excluding any amount attributable to deferred taxation;

(v)	excluding any amount attributable to minority interests; and

(vi)	eliminating inconsistencies (if any) between the accounting principles;

"Cash and Cash Equivalents" means the cash and cash equivalents set out in the Latest Accounts;

"Debt" means the aggregate (without double counting) of secured or unsecured bank loans, finance lease obligations, bonds and any other financial obligations included as a liability on the balance sheet in terms of IFRS, but excluding the mark to market of swaps and other derivative instruments and excluding contingent liabilities as shown in the Latest Accounts;

"Latest Accounts" means, at any date, the audited consolidated accounts of the Group most recently delivered to the Facility Agent under paragraph (a) of Clause 19.2 (Financial statements); and

"Market Adjusted Tangible Fixed Assets" means the aggregate of the book value of:

(a)	ships (including ships under construction) either wholly or partially owned by the Group; and

(b)	land and buildings either wholly or partially owned by the Group, as stated in the Latest Accounts adjusted by such amount to reflect the current open market value of such assets evidenced to the Facility Agent’s satisfaction and acceptable to the Lenders.

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20.3	Favoured nations

(a)	The Borrower undertakes to procure that the Finance Parties shall receive equal treatment with creditors under any other financing which any Obligor (other than the Parent Guarantor) or any other member of the Group has entered or will enter into in relation to any financial covenant on terms similar to those set out in this Clause 20 (Financial Covenants) which that Obligor or any other member of the Group provide.

(b)	Accordingly, should the Borrower provide to any other creditor additional or more favourable financial covenants than those which the Finance Parties have been provided under this Clause 20 (Financial Covenants), the Borrower shall advise the Facility Agent of those financial covenants and, if required, shall enter into such documentation supplemental to the Finance Documents as the Facility Agent may require in order to achieve parity with the lenders under such other financing.

(c)	For the avoidance of doubt this Clause 20.3 (Favoured nations) shall not apply to any commercial terms applicable to any financing rating to pricing and interest rates, tenor or fees.

21	GENERAL UNDERTAKINGS

21.1	General

The undertakings in this Clause 21 (General Undertakings) remain in force throughout the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.

21.2	Authorisations

Each Obligor shall, and shall procure that each other Transaction Obligor will, promptly:

(a)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(b)	supply certified copies to the Facility Agent of, any Authorisation required under any law or regulation of a Relevant Jurisdiction or the state of the Approved Flag at any time of the Vessel to enable it to:

(i)	perform its obligations under the Transaction Documents to which it is a party;

(ii)	ensure the legality, validity, enforceability or admissibility in evidence in any Relevant Jurisdiction or in the state of the Approved Flag at any time of the Vessel or any Transaction Document to which it is a party; and

(iii)	own and operate the Vessel (in the case of the Borrower).

21.3	Compliance with laws

Each Obligor shall comply in all respects with all laws and regulations to which it may be subject, if failure so to comply has or is reasonably likely to have a Material Adverse Effect.

21.4	Environmental compliance

Each Obligor shall, and shall procure that each other Transaction Obligor will, and each Guarantor shall ensure that each other member of the Group will:

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(a)	comply with all Environmental Laws;

(b)	obtain, maintain and ensure compliance with all requisite Environmental Approvals;

(c)	implement procedures to monitor compliance with and to prevent liability under any Environmental Law, where failure to do so has or is reasonably likely to have a Material Adverse Effect.

21.5	Environmental claims

Each Obligor shall, and shall procure that each other Transaction Obligor will, (through the Guarantor), promptly upon becoming aware of the same, inform the Facility Agent in writing of:

(a)	any Environmental Claim against any member of the Group which is current, pending or threatened; and

(b)	any facts or circumstances which are reasonably likely to result in any Environmental Claim being commenced or threatened against any member of the Group, where the claim, if determined against that member of the Group, has or is reasonably likely to have a Material Adverse Effect.

21.6	Taxation

(a)	Each Obligor shall and each Guarantor shall ensure that each other member of the Group will pay and discharge all Taxes imposed upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that:

(i)	such payment is being contested in good faith;

(ii)	adequate reserves are maintained for those Taxes and the costs required to contest them have been disclosed in its latest financial statements delivered to the Facility Agent under Clause 19.2 (Financial statements); and

(iii)	such payment can be lawfully withheld.

(b)	No Obligor shall change its residence for Tax purposes.

21.7	Overseas companies

Each Obligor shall promptly inform the Facility Agent if it delivers to the Registrar particulars required under the Overseas Regulations of any UK Establishment and it shall comply with any directions given to it by the Facility Agent regarding the recording of any Transaction Security on the register which it is required to maintain under The Overseas Companies (Execution of Documents and Registration of Charges) Regulations 2009.

21.8	Pari passu ranking

Each Obligor shall ensure that at all times any unsecured and unsubordinated claims of a Finance Party against it under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies.

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21.9	Title

(a)	The Borrower shall hold the legal title to, and own the entire beneficial interest in:

(i)	the First Bareboat Charter and its assignment under the Bareboat Charterers’ Assignment and Direct Agreement;

(ii)	its Earnings and Insurances; and

(iii)	with effect on and from its creation or intended creation, any other assets the subject of any Transaction Security created or intended to be created by the Borrower.

(b)	Each Guarantor shall hold the legal title to, and own the entire beneficial interest in with effect on and from its creation or intended creation, any assets the subject of any Transaction Security created or intended to be created by it.

21.10	Negative pledge

(a)	The Borrower shall not create or permit to subsist any Security over any of its assets or revenues.

(b)	The Borrower shall not:

(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor;

(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)	enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(iv)	enter into any other preferential arrangement having a similar effect, in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(c)	Paragraphs (a) and (b) above do not apply to any Permitted Security.

21.11	Disposals

(a)	The Borrower shall not, enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset (including without limitation the Vessel, the Earnings or the Insurances).

(b)	Paragraph (a) above does not apply to any Charter to which Clause 24.16 (Restrictions on chartering, appointment of managers etc.) applies.

21.12	Merger

No Obligor shall enter into any amalgamation, demerger, merger, consolidation or corporate reconstruction.

21.13	Change of business

(a)	Each Guarantor shall procure that no substantial change is made to the general nature of the business of that Guarantor or the Group from that carried on at the date of this Agreement.

(b)	The Borrower shall not engage in any business other than the ownership and operation of the Vessel.

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21.14	Financial Indebtedness

The Borrower shall not incur or permit to be outstanding any Financial Indebtedness except Permitted Financial Indebtedness.

21.15	Expenditure

The Borrower shall not incur any expenditure, except for general administration expenditure reasonably incurred in the ordinary course of its business and expenditure reasonably incurred in the ordinary course of owning, operating, maintaining and repairing the Vessel.

21.16	Membership interests

The Borrower shall not:

(a)	purchase, cancel or diversify any of its membership interests;

(b)	issue any further membership interests, except to GSPL and provided such membership interests are made subject to the terms of the Membership Interests Security immediately upon the issue thereof in a manner satisfactory to the Security Agent and the terms of the Membership Interests Security are complied with; or

(c)	appoint any further director or officer (unless the provisions of the Membership Interests Security are complied with).

21.17	Dividends

(a)	The Borrower shall not make or pay any dividend or other distribution (in cash or in kind) in respect of its membership interests.

(b)	GSPL shall not make or pay any dividend or other distribution (in cash or in kind) in respect of its share capital following the occurrence of a Default which is continuing or where the making or payment of such dividend or distribution would (i) cause a breach of Clause 20 (Financial Covenants) or (ii) otherwise cause a Default.

21.18	Accounts

The Borrower shall not open or maintain any account with any bank or financial institution except the Accounts.

21.19	Other transactions

The Borrower shall not:

(a)	be the creditor in respect of any loan or any form of credit to any person other than where such loan or form of credit is Permitted Financial Indebtedness;

(b)	give or allow to be outstanding any guarantee or indemnity to or for the benefit of any person in respect of any obligation of any other person or enter into any document under which it assumes any liability of any other person other than any guarantee or indemnity given under the Finance Documents.

(c)	enter into any material agreement other than:

(i)	the Transaction Documents to which it is a party;

(ii)	any other agreement expressly allowed under any other term of this Agreement; and

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(d)	enter into any transaction on terms which are, in any respect, less favourable to the Borrower than those which it could obtain in a bargain made at arms' length; or

(e)	acquire any shares or other securities other than US or UK Treasury bills and certificates of deposit issued by major North American or European banks.

21.20	Unlawfulness, invalidity and ranking; Security imperilled

No Obligor shall, and the Obligors shall procure that no other Transaction Obligor will, do (or fail to do) or cause or permit another person to do (or omit to do) anything which is likely to:

(a)	make it unlawful for a Transaction Obligor to perform any of its obligations under the Transaction Documents;

(b)	cause any obligation of a Transaction Obligor under the Transaction Documents to cease to be legal, valid, binding or enforceable;

(c)	cause any Transaction Document to cease to be in full force and effect;

(d)	cause any Transaction Security to rank after, or lose its priority to, any other Security; and

(e)	imperil or jeopardise the Transaction Security.

21.21	Separate corporate existence

The Borrower shall maintain separate corporate existence and identity, shall keep separate records, books and accounts and shall not co-mingle its assets nor become a member of a Indirect Tax Group.

21.22	Accounting reference date

No Obligor shall change its year end accounting reference date.

21.23	Securitisation

Each Obligor shall, assist the Facility Agent and/or any Lender in achieving a successful securitisation (or similar transaction) in respect of the Facility and the Finance Documents and such Obligor's reasonable costs for providing such assistance shall be met by the relevant Lender. The Borrower, if requested by the Facility Agent, shall provide documentation evidencing the purchase price of the Vessel when acquired by the Borrower.

21.24	Constitutional documents

(a)	Without prejudice to Clause 21.16 (Membership interests) and the terms of any Membership Interests Security, no Obligor shall allow any amendment or variation to its constitutional documents unless such amendment or variation would clearly be immaterial to this Agreement and the other Finance Documents.

(b)	For the avoidance of doubt, the Borrower shall not change its name.

21.25	Further assurance

(a)	Each Obligor shall (and each Guarantor shall procure that each member of the Group will) promptly, and in any event within the time period specified by the Security Agent do all such acts (including procuring or arranging any registration, notarisation or authentication or the giving of any notice) or execute or procure execution of all such documents (including assignments, transfers, mortgages, charges, notices, instructions, acknowledgments, proxies and powers of attorney), as the Security Agent may specify (and in such form as the Security Agent may require in favour of the Security Agent or its nominee(s)):

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(i)	to create, perfect, vest in favour of the Security Agent or protect the priority of the Security or any right of any kind created or intended to be created under or evidenced by the Finance Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security) or for the exercise of any rights, powers and remedies of the Security Agent, any Receiver or the Creditor Parties provided by or pursuant to the Finance Documents or by law;

(ii)	to confer on the Security Agent or confer on the Creditor Parties Security over any property and assets of that Obligor located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Finance Documents;

(iii)	to facilitate or expedite the realisation and/or sale of, the transfer of title to or the grant of, any interest in or right relating to the assets which are, or are intended to be, the subject of the Transaction Security or to exercise any power specified in any Finance Document in respect of which the Security has become enforceable; and/or

(iv)	to enable or assist the Security Agent to enter into any transaction to commence, defend or conduct any proceedings and/or to take any other action relating to any item of the Security Property.

(b)	Each Obligor shall (and each Guarantor shall procure that each member of the Group will) take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Security Agent or the Creditor Parties by or pursuant to the Finance Documents.

(c)	At the same time as an Obligor delivers to the Security Agent any document executed by itself pursuant to this Clause 21.25 (Further assurance), that Obligor shall deliver to the Security Agent reasonable evidence that that Obligor's execution of such document has been duly authorised by it.

22	INSURANCE UNDERTAKINGS

22.1	General

The undertakings in this Clause 22 (Insurance Undertakings) remain in force throughout the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.

22.2	Maintenance of obligatory insurances

The Borrower shall keep the Vessel insured at its expense, or shall procure that the Vessel is insured by the Bareboat Charterers (or either of them), against:

(a)	hull and machinery plus freight interest and hull interest and/or increased value and any other usual marine risks (including excess risks);

(b)	war risks (including the London Blocking and Trapping addendum or its equivalent);

(c)	protection and indemnity risks (including liability for oil pollution for an amount of no less than US$1,000,000,000 and excess war risk P&I cover) on standard Club Rules, covered by a Protection and Indemnity association which is a member of the International Group of Protection and Indemnity Associations (or, if the International Group ceases to exist, any other leading protection and indemnity association or other leading provider of protection and indemnity insurance) (including, without limitation, the proportion (if any) of any collision liability not covered under the terms of the hull cover);

(d)	freight, demurrage and defence; and

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(e)	any other risks against which the Facility Agent considers, having regard to practices and other circumstances prevailing at the relevant time, it would be reasonable for the Borrower to insure and which are specified by the Facility Agent by notice to the Borrower.

22.3	Terms of obligatory insurances

The Borrower shall effect such insurances (or, as the case may be, shall procure that such insurances are effected):

(a)	in dollars;

(b)	in the case of hull and machinery and usual marine risks and war risks, in an amount on an agreed value basis at least the greater of:

(i)	120 per cent. of the Loan; and

(ii)	the Market Value of the Vessel;

(c)	in the case of oil pollution liability risks, for an aggregate amount equal to the highest level of cover from time to time available under basic protection and indemnity club entry and in the international marine insurance market but such amount shall not be less than US$1,000,000,000;

(d)	in the case of protection and indemnity risks, in respect of the full tonnage of the Vessel;

(e)	in the case of the hull and machinery insurance, on the basis that the deductible is not higher than the Major Casualty figure;

(f)	in the case where the Vessel is insured on a fleet policy, on the basis that each vessel insured on that fleet policy is deemed to be insured on an individual basis;

(g)	on approved terms; and

(h)	through Approved Brokers and with approved insurance companies and/or underwriters or, in the case of war risks and protection and indemnity risks, in approved war risks and protection and indemnity risks associations.

22.4	Further protections for the Finance Parties

In addition to the terms set out in Clause 22.3 (Terms of obligatory insurances), the Borrower shall procure that the obligatory insurances shall:

(a)	subject always to paragraph (b), name no-one other than the Borrower, the First Bareboat Charterer and the Second Bareboat Charterer as co-assureds unless the interest of every other named insured is limited:

(i)	in respect of any obligatory insurances for hull and machinery and war risks;

(A)	to any provable out-of-pocket expenses that it has incurred and which form part of any recoverable claim on underwriters; and

(B)	to any third party liability claims where cover for such claims is provided by the policy (and then only in respect of discharge of any claims made against it); and

(ii)	in respect of any obligatory insurances for protection and indemnity risks, to any recoveries it is entitled to make by way of reimbursement following discharge of any third party liability claims made specifically against it;

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and every other such named insured has undertaken in writing to the Security Agent (in such form as it requires) that any deductible shall be apportioned between the Borrower, the First Bareboat Charterer, the Second Bareboat Charterer, and every other named insured in proportion to the gross claims made or paid by each of them and that it shall do all things necessary and provide all documents, evidence and information to enable the Security Agent to collect or recover any moneys which at any time become payable in respect of the obligatory insurances;

(b)	whenever the Facility Agent requires, name (or be amended to name) the Security Agent as additional named insured for its rights and interests, warranted no operational interest and with full waiver of rights of subrogation against the Security Agent, but without the Security Agent being liable to pay (but having the right to pay) premiums, calls or other assessments in respect of such insurance;

(c)	name the Security Agent as loss payee with such directions for payment as the Facility Agent may specify;

(d)	provide that all payments by or on behalf of the insurers under the obligatory insurances to the Security Agent shall be made without set off, counterclaim or deductions or condition whatsoever;

(e)	provide that the obligatory insurances shall be primary without right of contribution from other insurances which may be carried by the Security Agent or any other Finance Party; and

(f)	provide that the Security Agent may make proof of loss if the Borrower fails to do so.

22.5	Renewal of obligatory insurances

The Borrower shall:

(a)	at least 10 days before the expiry of any obligatory insurance:

(i)	notify the Facility Agent of the Approved Brokers (or other insurers) and any protection and indemnity or war risks association through or with which the Borrower, or (as the case may be) the relevant Bareboat Charterer, proposes to renew that obligatory insurance and of the proposed terms of renewal; and

(ii)	obtain the Facility Agent’s approval to the matters referred to in sub-paragraph (i) of paragraph (a) above;

(b)	at least 14 days before the expiry of any obligatory insurance, renew, or (as the case may be) procure the renewal of, that obligatory insurance in accordance with the Facility Agent's approval pursuant to paragraph (a) above; and

(c)	procure that the Approved Brokers and/or the approved war risks and protection and indemnity associations with which such a renewal is effected shall promptly after the renewal notify the Facility Agent in writing of the terms and conditions of the renewal.

22.6	Copies of policies; letters of undertaking

The Borrower shall ensure that the Approved Brokers provide the Security Agent with:

(a)	pro forma copies of all policies relating to the obligatory insurances which they are to effect or renew; and

(b)	a letter or letters or undertaking in a form required by the Facility Agent and including undertakings by the Approved Brokers that:

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(i)	they will have endorsed on each policy, immediately upon issue, a loss payable clause and a notice of assignment complying with the provisions of Clause 22.4 (Further protections for the Finance Parties);

(ii)	they will hold such policies, and the benefit of such insurances, to the order of the Security Agent in accordance with such loss payable clause;

(iii)	they will advise the Security Agent immediately of any material change to the terms of the obligatory insurances;

(iv)	they will, if they have not received notice of renewal instructions from the Borrower, the First Bareboat Charterer or (as the case may be) the Second Bareboat Charterer, or their respective agents, notify the Security Agent not less than 14 days before the expiry of the obligatory insurances;

(v)	if they receive instructions to renew the obligatory insurances, they will promptly notify the Facility Agent of the terms of the instructions;

(vi)	they will not set off against any sum recoverable in respect of a claim relating to the Vessel under such obligatory insurances any premiums or other amounts due to them or any other person whether in respect of the Vessel or otherwise, they waive any lien on the policies, or any sums received under them, which they might have in respect of such premiums or other amounts and they will not cancel such obligatory insurances by reason of non-payment of such premiums or other amounts; and

(vii)	they will arrange for a separate policy to be issued in respect of the Vessel forthwith upon being so requested by the Facility Agent.

22.7	Copies of certificates of entry

The Borrower shall ensure that any protection and indemnity and/or war risks associations in which the Vessel is entered provide the Security Agent with:

(a)	a certified copy of the certificate of entry for the Vessel;

(b)	a letter or letters of undertaking in such form as may be required by the Facility Agent; and

(c)	a certified copy of each certificate of financial responsibility for pollution by oil or other Environmentally Sensitive Material issued by the relevant certifying authority in relation to the Vessel.

22.8	Deposit of original policies

The Borrower shall ensure that all policies relating to obligatory insurances are deposited with the Approved Brokers through which the insurances are effected or renewed.

22.9	Payment of premiums

The Borrower shall punctually pay, or (as the case may be) procure payment by the relevant Bareboat Charterer of, all premiums or other sums payable in respect of the obligatory insurances and produce all relevant receipts when so required by the Facility Agent or the Security Agent.

22.10	Guarantees

The Borrower shall ensure that any guarantees required by a protection and indemnity or war risks association are promptly issued and remain in full force and effect.

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22.11	Compliance with terms of insurances

(a)	The Borrower shall not do nor omit to do (nor permit to be done or not to be done) any act or thing which would or might render any obligatory insurance invalid, void, voidable or unenforceable or render any sum payable under an obligatory insurance repayable in whole or in part.

(b)	Without limiting paragraph (a) above, the Borrower shall:

(i)	take all necessary action and comply with all requirements which may from time to time be applicable to the obligatory insurances, and (without limiting the obligation contained in sub-paragraph (iii) of paragraph (b) of Clause 22.6 (Copies of policies; letters of undertaking)) ensure that the obligatory insurances are not made subject to any exclusions or qualifications to which the Facility Agent has not given its prior approval;

(ii)	not make any changes relating to the classification or classification society or manager or operator of the Vessel approved by the underwriters of the obligatory insurances;

(iii)	make (and promptly supply copies to the Facility Agent of) all quarterly or other voyage declarations which may be required by the protection and indemnity risks association in which the Vessel is entered to maintain cover for trading to the United States of America and Exclusive Economic Zone (as defined in the United States Oil Pollution Act 1990 or any other applicable legislation); and

(iv)	not employ the Vessel, nor allow it to be employed, otherwise than in conformity with the terms and conditions of the obligatory insurances, without first obtaining the consent of the insurers and complying with any requirements (as to extra premium or otherwise) which the insurers specify.

22.12	Alteration to terms of insurances

The Borrower shall not make or agree to any alteration to the terms of any obligatory insurance or waive any right relating to any obligatory insurance.

22.13	Settlement of claims

The Borrower shall:

(a)	not settle, compromise or abandon any claim under any obligatory insurance for Total Loss or for a Major Casualty; and

(b)	do all things necessary and provide all documents, evidence and information to enable the Security Agent to collect or recover any moneys which at any time become payable in respect of the obligatory insurances.

22.14	Provision of copies of communications

The Borrower shall provide the Security Agent, at the time of each such communication, with copies of all written communications between the Borrower and:

(a)	the Approved Brokers;

(b)	the approved protection and indemnity and/or war risks associations; and

(c)	the approved insurance companies and/or underwriters, which relate directly or indirectly to:

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(i)	the Borrower's obligations relating to the obligatory insurances including, without limitation, all requisite declarations and payments of additional premiums or calls; and

(ii)	any credit arrangements made between the Borrower and any of the persons referred to in paragraphs (a) or (b) above relating wholly or partly to the effecting or maintenance of the obligatory insurances.

22.15	Provision of information

The Borrower shall promptly provide the Facility Agent (or any persons which it may designate) with any information which the Facility Agent (or any such designated person) requests for the purpose of:

(a)	obtaining or preparing any report from an independent marine insurance broker as to the adequacy of the obligatory insurances effected or proposed to be effected; and/or

(b)	effecting, maintaining or renewing any such insurances as are referred to in Clause 22.16 (Mortgagee's interest, additional perils and mortgagee's rights insurances) or dealing with or considering any matters relating to any such insurances, and the Borrower shall, forthwith upon demand, indemnify the Facility Agent in respect of all fees and other expenses incurred by or for the account of the Facility Agent in connection with any such report as is referred to in paragraph (a) above.

22.16	Mortgagee's interest, additional perils and mortgagee's rights insurances

The Security Agent shall be entitled from time to time to effect, maintain and renew:

(a)	a mortgagee's interest insurance in an amount equal to 120 per cent. of the Loan;

(b)	a mortgagee's interest additional perils (pollution) insurance in an amount equal to 120 per cent. of the Loan;

(c)	a mortgagee's rights insurance in an amount equal to 120 per cent. of the Loan, and the Borrower shall upon demand fully indemnify the Finance Parties in respect of all premiums and other expenses which are incurred in connection with or with a view to effecting, maintaining or renewing any such insurance or dealing with, or considering, any matter arising out of any such insurance.

23	BAREBOAT CHARTERER UNDERTAKINGS

23.1	General

The undertakings in this Clause 23 (Bareboat Charterer Undertakings) remain in force throughout the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.

23.2	No variation, release etc. of Bareboat Charters

The Borrower shall not, whether by a document, by conduct, by acquiescence or in any other way:

(a)	materially vary the First Bareboat Charter and shall procure that there is no material variation to the Second Bareboat Charter; or

(b)	release, waive, suspend, subordinate or permit to be lost or impaired any interest or right of any kind which the Borrower has at any time to, in or in connection with either Bareboat Charter or in relation to any matter arising out of or in connection with either Bareboat Charter.

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23.3	Provision of information relating to Bareboat Charters

Without prejudice to Clause 19.5 (Information: miscellaneous) the Borrower shall:

(a)	without limitation to Clause 23.2 (No variation, release etc. of Bareboat Charters), immediately inform the Facility Agent of any variation (which is not material) to either Bareboat Charter and details of the variations or amendments made;

(b)	immediately inform the Facility Agent if any breach of either Bareboat Charter occurs or a serious risk of such a breach arises and of any other event or matter affecting either Bareboat Charter;

(c)	provide the Facility Agent, promptly after service, with copies of all notices served on or by the Borrower under or in connection with either Bareboat Charter; and

(d)	provide the Facility Agent with any information which it requests about any interest or right of any kind which the Borrower has at any time to, in or in connection with either Bareboat Charter or in relation to any matter arising out of or in connection with either Bareboat Charter.

23.4	No assignment etc. of Bareboat Charters

The Borrower shall not, and shall procure that neither Bareboat Charterer will, assign, novate, transfer or dispose of any of its rights or obligations under either Bareboat Charter other than under the Finance Documents.

24	VESSEL UNDERTAKINGS

24.1	General

The undertakings in this Clause 24 (Vessel Undertakings) remain in force throughout the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.

24.2	Vessel's names and registration

The Borrower shall:

(a)	keep the Vessel registered in its name under the Approved Flag from time to time at its port of registration;

(b)	not do or allow to be done anything as a result of which such registration might be suspended, cancelled or imperilled; and

(c)	not change the name of the Vessel.

24.3	Repair and classification

The Borrower shall keep the Vessel in a good and safe condition and state of repair:

(a)	consistent with first class ship ownership and management practice; and

(b)	so as to maintain the Approved Classification free of overdue recommendations and conditions.

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24.4	Classification society undertaking

The Borrower shall instruct (by sending a letter in the form set out in Part A of Schedule 8 (Classification Society Undertaking)) the Approved Classification Society, and procure that the Approved Classification Society undertakes with the Security Agent (by entering into an undertaking in the form set out in Part B of Schedule 8 (Classification Society Undertaking)):

(a)	to send to the Security Agent, following receipt of a written request from the Security Agent, certified true copies of all original class records held by the Approved Classification Society in relation to the Vessel;

(b)	to allow the Security Agent (or its agents), at any time and from time to time, to inspect the original class and related records of the Borrower and the Vessel at the offices of the Approved Classification Society and to take copies of them;

(c)	to notify the Security Agent immediately in writing (at TM.Singapore@dvbbank.com and techcom@dvbbank.com) if the Approved Classification Society:

(i)	receives notification from the Borrower or any person that the Vessel's Approved Classification Society is to be changed; or

(ii)	becomes aware of any facts or matters which may result in or have resulted in a change, suspension, discontinuance, withdrawal or expiry of the Vessel's class under the rules or terms and conditions of the Borrower or the Vessel's membership of the Approved Classification Society;

(d)	following receipt of a written request from the Security Agent:

(i)	to confirm that the Borrower is not in default of any of its contractual obligations or liabilities to the Approved Classification Society, including confirmation that it has paid in full all fees or other charges due and payable to the Approved Classification Society; or

(ii)	to confirm that the Borrower is in default of any of its contractual obligations or liabilities to the Approved Classification Society, to specify to the Security Agent in reasonable detail the facts and circumstances of such default, the consequences of such default, and any remedy period agreed or allowed by the Approved Classification Society.

24.5	Modifications

The Borrower shall not make any modification or repairs to, or replacement of, the Vessel or equipment installed on it which would or might materially alter the structure, type or performance characteristics of the Vessel or materially reduce its value.

24.6	Removal and installation of parts

(a)	Subject to paragraph (b) below, the Borrower shall not remove any material part of the Vessel, or any item of equipment installed on the Vessel unless:

(i)	the part or item so removed is forthwith replaced by a suitable part or item which is in the same condition as or better condition than the part or item removed;

(ii)	the replacement part or item is free from any Security in favour of any person other than the Security Agent; and

(iii)	the replacement part or item becomes, on installation on the Vessel, the property of the Borrower and subject to the security constituted by the Mortgage, the Deed of Covenant and/or the New Zealand Security Deed.

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(b)	The Borrower may install equipment owned by a third party if the equipment can be removed without any risk of damage to the Vessel.

24.7	Surveys

The Borrower shall submit the Vessel regularly to all periodic or other surveys which may be required for classification purposes and, if so required by the Facility Agent, provide the Facility Agent, with copies of all survey reports.

24.8	Inspection

(a)	The Borrower shall permit the Security Agent (acting through surveyors or other persons appointed by it for that purpose) to board the Vessel at all reasonable times to inspect its condition or to satisfy themselves about proposed or executed repairs and shall afford all proper facilities for such inspections.

(b)	The cost of all inspections under this Clause 24.8 (Inspection) shall be for the account of the Borrower.

24.9	Prevention of and release from arrest

(a)	The Borrower shall promptly (or, to the extent it is entitled to do so under the terms of the Bareboat Charters, procure that the relevant Bareboat Charterer shall) discharge:

(i)	all liabilities which give or may give rise to maritime or possessory liens on or claims enforceable against the Vessel, the Earnings or the Insurances;

(ii)	all Taxes, dues and other amounts charged in respect of the Vessel, the Earnings or the Insurances; and

(iii)	all other outgoings whatsoever in respect of the Vessel, the Earnings or the Insurances.

(b)	The Borrower shall immediately and, forthwith upon receiving notice of the arrest of the Vessel or of its detention in exercise or purported exercise of any lien or claim, procure its release by providing (or, to the extent it is entitled to do so under the terms of the Bareboat Charters, procuring the relevant Bareboat Charterer provides) bail or otherwise as the circumstances may require.

24.10	Compliance with laws etc.

The Borrower shall:

(a)	comply, or procure compliance with all laws or regulations:

(i)	relating to its business generally; and

(ii)	relating to the Vessel, its ownership, employment, operation, management and registration, including, but not limited to, the ISM Code, the ISPS Code, all Environmental Laws, all Sanctions and the laws of the Approved Flag;

(b)	obtain, comply with and do all that is necessary to maintain in full force and effect any Environmental Approvals;

(c)	without limiting paragraph (a) above, not employ the Vessel nor allow its employment, operation or management in any manner contrary to any law or regulation including but not limited to the ISM Code, the ISPS Code, all Environmental Laws and all Sanctions; and

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(d)	not appoint any manager or agent to manage the Vessel unless such party is an Approved Technical Manager and undertakes to procure that any agreement entered into relating to the management, employment or operation of the Vessel contains a clause in which the counterparty undertakes to comply with all Sanctions. The Borrower shall further procure that any Approved Technical Manager shall enter into a Manager’s Undertaking if requested to do so.

24.11	ISPS Code

Without limiting paragraph (a) of Clause 24.10 (Compliance with laws etc.), the Borrower shall:

(a)	procure that the Vessel and the company responsible for the Vessel's compliance with the ISPS Code comply with the ISPS Code; and

(b)	maintain an ISSC for the Vessel; and

(c)	notify the Facility Agent immediately in writing of any actual or threatened withdrawal, suspension, cancellation or modification of the ISSC.

24.12	Trading in war zones

In the event of hostilities in any part of the world (whether war is declared or not), the Borrower shall not cause or permit the Vessel to enter or trade to any zone which is declared a war zone by any government or by the Vessel's war risks insurers unless:

(a)	the prior written consent of the Security Agent acting on the instructions of the Majority Lenders has been given; and

(b)	the Borrower has (at its expense) effected any special, additional or modified insurance cover which the Security Agent acting on the instructions of the Majority Lenders may require.

24.13	Monitoring

(a)	The Borrower shall (or shall procure that any Charterer and any Approved Technical Manager shall) allow the Security Agent (or its agents), at any time and from time to time, to access all information pertaining to the Vessel (including the movement of the Vessel) using any and all available means.

(b)	All costs incurred by the Security Agent (and any of its agents) under paragraph (a) of Clause 24.13 (Monitoring) above shall be for the account of the Lenders.

24.14	Provision of information

Without prejudice to Clause 19.5 (Information: miscellaneous) the Borrower shall promptly provide the Facility Agent with any information which it requests regarding:

(a)	inspections of the Vessel including any independent inspection reports;

(b)	the Vessel, its employment, position and engagements;

(c)	the Earnings and payments and amounts due to its master and crew;

(d)	any expenditure incurred, or likely to be incurred, in connection with the operation, maintenance or repair of the Vessel and any payments made by it in respect of the Vessel;

(e)	any towages and salvages; and

(f)	its compliance, any Approved Technical Manager's compliance and the compliance of the Vessel with the ISM Code and the ISPS Code, and, upon the Facility Agent's request, provide copies of any current Bareboat Charter relating to the Vessel, of any current guarantee of any such Bareboat Charter, the Vessel's Safety Management Certificate and any relevant Document of Compliance.

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24.15	Notification of certain events

The Borrower shall immediately notify the Facility Agent by fax, confirmed forthwith by letter, of:

(a)	any casualty to the Vessel which is or is likely to be or to become a Major Casualty;

(b)	any occurrence as a result of which the Vessel has become or is, by the passing of time or otherwise, likely to become a Total Loss;

(c)	any requisition of the Vessel for hire;

(d)	any requirement or recommendation made in relation to the Vessel by any insurer or classification society or by any competent authority which is not immediately complied with;

(e)	any arrest or detention of the Vessel, any exercise or purported exercise of any lien on the Vessel or the Earnings or any requisition of the Vessel for hire;

(f)	any intended dry docking of the Vessel;

(g)	any Environmental Claim made against the Borrower or in connection with the Vessel, or any Environmental Incident;

(h)	any claim for breach of the ISM Code or the ISPS Code being made against the Borrower, any Approved Technical Manager or otherwise in connection with the Vessel; or

(i)	any other matter, event or incident, actual or threatened, the effect of which will or could lead to the ISM Code or the ISPS Code not being complied with, and the Borrower shall keep the Facility Agent advised in writing on a regular basis and in such detail as the Facility Agent shall require as to the Borrower's, any Approved Technical Manager's or any other person's response to any of those events or matters.

24.16	Restrictions on chartering, appointment of managers etc.

The Borrower shall not:

(a)	let the Vessel on demise charter for any period other than under the First Bareboat Charter;

(b)	enter into any time, voyage or consecutive voyage charter in respect of the Vessel;

(c)	(without limitation to Clause 23 (Bareboat Charterer Undertakings), change, cancel or terminate the First Bareboat Charter or any associated First Bareboat Charter Guarantee;

(d)	appoint a manager, or permit the appointment of a manager, of the Vessel other than an Approved Technical Manager or agree to any alteration to the terms of any Approved Technical Manager's appointment;

(e)	de activate or lay up the Vessel; or

(f)	put the Vessel into the possession of any person for the purpose of work being done upon it in an amount exceeding or likely to exceed US$500,000 (or the equivalent in any other currency) unless that person has first given to the Security Agent and in terms satisfactory to it a written undertaking not to exercise any lien on the Vessel or the Earnings for the cost of such work or for any other reason.

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24.17	Notice of Mortgage

The Borrower shall keep the Mortgage registered against the Vessel as a valid first priority mortgage, carry on board the Vessel a certified copy of the Mortgage and place and maintain in a conspicuous place in the navigation room and the master's cabin of the Vessel a framed printed notice stating that the Vessel is mortgaged by the Borrower to the Security Agent.

24.18	Sharing of Earnings

The Borrower shall not enter into any agreement or arrangement for the sharing of any Earnings.

24.19	Notification of compliance

The Borrower shall promptly provide the Facility Agent from time to time with evidence (in such form as the Facility Agent requires) that it is complying with this Clause 24 (Vessel Undertakings).

24.20	Nuclear materials

The Borrower shall not permit the Vessel to carry any nuclear material or any nuclear waste.

25	SECURITY COVER

25.1	Minimum required security cover

Clause 25.2 (Provision of additional security; prepayment) applies if the Facility Agent notifies the Borrower that:

(a)	the Market Value of the Vessel; plus

(b)	the net realisable value of additional Security previously provided under this Clause 25.1 (Minimum required security cover),

is below :133 per cent. of the Loan.

~~(i)~~	~~until the second anniversary of the Drawdown Date, 120 per cent. of the Loan;~~

~~(ii)~~	~~on and from the second anniversary of the Drawdown Date until the fourth anniversary of the Drawdown Date, 125 per cent. of the Loan; and~~

(iii)	~~on and from the fourth anniversary of the Drawdown Date, 130 per cent. of the Loan.~~

25.2	Provision of additional security; prepayment

(a)	If the Facility Agent serves a notice on the Borrower under Clause 25.1 (Minimum required security cover), the Borrower shall, on or before the date falling one Month after the date (the "Prepayment Date") on which the Facility Agent's notice is served, prepay such part of the Loan as shall eliminate the shortfall.

(b)	The Borrower may, instead of making a prepayment as described in paragraph (a) above, provide, or ensure that a third party has provided, additional security which, in the opinion of the Facility Agent acting on the instructions of the Majority Lenders:

(i)	has a net realisable value at least equal to the shortfall; and

(ii)	is documented in such terms as the Facility Agent may approve or require, before the Prepayment Date; and conditional upon such security being provided in such manner, it shall satisfy such prepayment obligation.

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25.3	Value of additional vessel security

The net realisable value of any additional security which is provided under Clause 25.2 (Provision of additional security; prepayment) and which consists of Security over a vessel shall be the Market Value of the vessel concerned.

25.4	Valuations binding

Any valuation under this Clause 25 (Security Cover) shall be binding and conclusive as regards the Borrower.

25.5	Provision of information

(a)	The Borrower shall promptly provide the Facility Agent and any shipbroker acting under this Clause 25 (Security Cover) with any information which the Facility Agent or the shipbroker may request for the purposes of the valuation.

(b)	If the Borrower fails to provide the information referred to in paragraph (a) above by the date specified in the request, the valuation may be made on any basis and assumptions which the shipbroker or the Facility Agent considers prudent.

25.6	Prepayment mechanism

Any prepayment pursuant to Clause 25.2 (Provision of additional security; prepayment) shall be made in accordance with the relevant provisions of Clause 7 (Prepayment and Cancellation) and shall be treated as a voluntary prepayment pursuant to Clause 7.3 (Voluntary prepayment of Loan).

25.7	Provision of valuations

(a)	The Facility Agent shall be entitled to test the security requirements under Clause 25.1 (Minimum required security cover) by reference to valuations in respect of the Vessel from the required number of Approved Valuers semi-annually and on dates to be selected by the Facility Agent.

(b)	The Facility Agent shall at the request of the Lenders additionally be entitled to test the security cover requirement under Clause 25.1 (Minimum required security cover) by reference to a valuation in respect of the Vessel from the required number of Approved Valuers at any time and each such valuation shall be at the expense of the Lenders except where the Borrower is by means of such valuation(s) shown to be in breach of Clause 25.1 (Minimum required security cover).

(c)	The Market Value of the Vessel shall be determined by the arithmetic average of two valuations of the Vessel each as given by an Approved Valuer selected and appointed by the Facility Agent.

(d)	If one such valuation in respect of the Vessel obtained pursuant to paragraphs (c) above differs by at least 10 per cent. from the other valuation, then a third valuation for the Vessel shall be obtained from an Approved Valuer selected and appointed by the Borrower and the Market Value of the Vessel shall be the arithmetic average of all three such valuations.

(e)	The Facility Agent may at any time after a Default has occurred and is continuing obtain valuations of the Vessel and any other vessel over which additional security has been created in accordance with Clause 25.2 (Provision of additional security; prepayment) from Approved Valuers to enable the Facility Agent to determine the Market Values of the Vessel and any other vessel.

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(f)	The valuations referred to in paragraph (a), (b), (c) and (d) above shall be obtained at the cost and expense of the Borrower (except where specified in paragraph (b) above) and the Borrower shall within three Business Days of demand by the Facility Agent pay to the Facility Agent all costs and expenses incurred by it in obtaining any such valuation.

26	ACCOUNTS AND APPLICATION OF EARNINGS

26.1	Account bank

Subject to Clause 26.8 (Location of Accounts), each Account must be held with the Account Bank.

26.2	Accounts

(a)	The Borrower must operate each Account in accordance with this Clause 26 (Accounts and Application of Earnings) and the provisions of the Account Security.

(b)	Account Security must be provided in respect of any Account opened after the date of this Agreement.

26.3	Payment of Earnings

(a)	The Borrower shall ensure that, subject only to the provisions of the General Assignment, all the Earnings are paid in to the Earnings Account.

(b)	At the end of each calendar month, provided that the provisions contained in Clause 26.4 (Monthly retentions) are complied with and no Default has occurred and is continuing (or would occur from a release of funds from the Earnings Account), the Borrower may withdraw any surplus in the Earnings Account.

26.4	Monthly retentions

The Borrower shall ensure that, in each calendar month after the Delivery Date, on such dates as the Facility Agent may from time to time specify, there is transferred to the Retention Account out of the Earnings received in the Earnings Account during the preceding calendar month:

(a)	one-third of the amount of the Repayment Instalment falling due under Clause 6.1 (Repayment of Loan) on the next Repayment Date; and

(b)	the relevant fraction of the aggregate amount of interest on the Loan which is payable on the next due date for payment of interest on the Loan under this Agreement.

The "relevant fraction" is a fraction of which:

(i)	the numerator is one; and

(ii)	the denominator is:

(A)	the number of months comprised in the then current Interest Period; or

(B)	if the period is shorter, the number of months from the later of the commencement of the current Interest Period or the last due date for payment of interest on the Loan to the next due date for payment of interest on the Loan under this Agreement).

26.5	Application of Earnings

The Borrower shall transfer from the Retention Account to the Facility Agent:

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(a)	on each Repayment Date, the amount of the Repayment Instalment then due on the Repayment Date;

(b)	on the last day of each Interest Period, the amount of interest then due on that date; and

(c)	on any day on which an amount is otherwise due from the Borrower under a Finance Document, an amount necessary to meet that due amount, and the Borrower irrevocably authorises and instructs:

(i)	the Account Bank to make those transfers in accordance with the instructions of the Facility Agent (copied to the Security Agent, who, as security taker under the Accounts Security, agrees for itself and on behalf of the other pledgees that such transfers may be made);

(ii)	the Facility Agent to apply the transferred amounts in payment of the relevant Repayment Instalment, interest amount or other amount due.

26.6	Shortfall in Earnings

(a)	If the credit balance on the Earnings Account is insufficient in any calendar month for the required amount to be transferred to the Retention Account under Clause 26.4 (Monthly retentions), the Borrower shall make up the amount of the insufficiency on demand from the Facility Agent.

(b)	Without prejudicing the Facility Agent's right to make such demand at any time, the Facility Agent may, if so authorised by the Majority Lenders, permit the Borrower to make up all or part of the insufficiency by increasing the amount of any transfer to the Retention Account under Clause 26.4 (Monthly retentions) from the Earnings received in the next or subsequent calendar months.

(c)	The Borrower may not make up all or any part of the insufficiency from the Minimum Liquidity Amount.

26.7	Application of funds

Until an Event of Default occurs, the Facility Agent shall on each Repayment Date and on each due date for the payment of interest under this Agreement distribute to the Finance Parties in accordance with Clause 34.2 (Distributions by the Facility Agent) so much of the then balance on the Retention Account as equals:

(a)	the Repayment Instalment due on that Repayment Date; and

(b)	the amount of interest payable on that Interest Payment Date,

in discharge of the Borrower's liability for that Repayment Instalment or that interest.

26.8	Location of Accounts

The Borrower shall promptly:

(a)	comply with any requirement of the Facility Agent as to the location or relocation of the Accounts (or any of them); and

(b)	execute any documents which the Facility Agent specifies to create or maintain in favour of the Security Agent Security over (and/or rights of set-off, consolidation or other rights in relation to) each Account.

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26.9	Minimum balance on Retention Account

In addition to any amounts in the Retention Account as a result of the operation of Clause 26.4 (Monthly retentions), the Borrower shall maintain a minimum balance in the Retention Account at any time during the Security Period of not less than the aggregate of:

(a)	the amounts of the next two Repayment Instalments payable under Clause 6.1 (Repayment of Loan); and

(b)	the amount of interest which would accrue on the Loan for the next six calendar months at the then current interest rate under Clause 8 (Interest) taking into account scheduled reductions in the amount of the Loan by way of repayment under Clause 6.1 (Repayment of Loan) during such six month period.

27	EVENTS OF DEFAULT

27.1	General

Each of the events or circumstances set out in this Clause 27 (Events of Default) is an Event of Default except for Clause 27.19 (Acceleration) and Clause 27.20 (Enforcement of security).

27.2	Non-payment

An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:

(a)	its failure to pay is caused by:

(i)	administrative or technical error; or

(ii)	a Disruption Event; and

(b)	payment is made within three Business Days of its due date.

27.3	Specific obligations

A breach occurs of Clause 4.5 (Waiver of conditions precedent), Clause 20 (Financial Covenants), Clause 21.9 (Title), Clause 21.10 (Negative pledge), Clause 21.20 (Unlawfulness, invalidity and ranking; Security imperilled), Clause 22.2 (Maintenance of obligatory insurances), Clause 22.3 (Terms of obligatory insurances), Clause 22.5 (Renewal of obligatory insurances) or Clause 25 (Security Cover).

27.4	Other obligations

(a)	An Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 27.2 (Non-payment) and Clause 27.3 (Specific obligations)).

(b)	No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within five Business Days of the Facility Agent giving notice to the Borrower or (if earlier) any Obligor becoming aware of the failure to comply.

27.5	Misrepresentation

Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading when made or deemed to be made.

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27.6	Cross default

(a)	Any Financial Indebtedness of any member of the Group is not paid when due nor within any originally applicable grace period.

(b)	Any Financial Indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(c)	Any commitment for any Financial Indebtedness of any member of the Group is cancelled or suspended by a creditor of any member of the Group as a result of an event of default (however described).

(d)	Any creditor of any member of the Group becomes entitled to declare any Financial Indebtedness of any member of the Group due and payable prior to its specified maturity as a result of an event of default (however described).

(e)	No Event of Default will occur under this Clause 27.6 (Cross default) in respect of a person other than the Borrower if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than US$100,000 (or its equivalent in any other currency).

27.7	Insolvency

(a)	Any Obligor or any other member of the Group:

(i)	is unable or admits inability to pay its debts as they fall due;

(ii)	is deemed to, or is declared to, be unable to pay its debts under applicable law;

(iii)	suspends or threatens to suspend making payments on any of its debts; or

(iv)	by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness.

(b)	The value of the assets of any Obligor or any other member of the Group is less than its liabilities (taking into account contingent and prospective liabilities).

(c)	A moratorium is declared in respect of any indebtedness of any Obligor or any other member of the Group. If a moratorium occurs, the ending of the moratorium will not remedy any Event of Default caused by that moratorium.

27.8	Insolvency proceedings

(a)	Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(i)	the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any Obligor or any other member of the Group (other than in respect to solvent liquidation of a member of the Group which is not an Obligor);

(ii)	a composition, compromise, assignment or arrangement with any creditor of any Obligor or any other member of the Group;

(iii)	the appointment of a liquidator, receiver, administrator, administrative receiver, compulsory manager or other similar officer in respect of any Obligor or any other member of the Group or any of its assets; or

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(iv)	enforcement of any Security over any assets of any Obligor or any other member of the Group, or any analogous procedure or step is taken in any jurisdiction.

(b)	Paragraph (a) above shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement.

27.9	Creditors' process

Any expropriation, attachment, sequestration, distress, detention or execution or any analogous process in any jurisdiction affects:

(a)	the Vessel (other than an arrest where paragraph (a) of Clause 7.4 (Mandatory prepayment on sale or Total Loss) shall apply); or

(b)	any other asset or assets of an Obligor or any other member of the Group.

27.10	Ownership of the Obligors

(a)	GSPL ceases to own one hundred per cent of the membership interests of the Borrower.

(b)	GSPL ceases to control the Borrower.

(c)	The legal title to and beneficial interest in the shares in GSPL cease to be held directly or indirectly by the Parent Guarantor ~~(subject to any shares in GSPL being sold by way of Permitted GSPL Share Sale)~~.

(d)	For the purpose of paragraph (b) above "control" means:

(i)	the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(A)	cast, or control the casting of, more than 51 per cent. of the maximum number of votes that might be cast at a general meeting of the Borrower; or

(B)	appoint or remove all, or the majority, of the directors or other equivalent officers of the Borrower; or

(C)	give directions with respect to the operating and financial policies of the Borrower with which the directors or other equivalent officers of the Borrower are obliged to comply; and/or

(ii)	the holding beneficially of not less than 60 per cent. of the issued share capital of the Borrower (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital).

(e)	Without the Majority Lenders’ prior consent, any other change has occurred after the date of this Agreement in the legal or beneficial ownership of any of the membership interests in the Borrower, or in the ultimate control of the voting rights attaching to any of those interests.

27.11	Unlawfulness, invalidity and ranking

(a)	It is or becomes unlawful for a Transaction Obligor to perform any of its obligations under any Finance Document to which it is a party.

(b)	Any obligation of a Transaction Obligor under any Finance Document to which it is a party is not or ceases to be legal, valid, binding or enforceable.

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(c)	Any Finance Document ceases to be in full force and effect or to be continuing or is or purports to be determined or any Transaction Security is alleged by a party to it (other than a Finance Party) to be ineffective.

(d)	Any Transaction Security proves to have ranked after, or loses its priority to, any other Security.

27.12	Security imperilled; flag instability

(a)	Subject to the Legal Reservations, any Security created or intended to be created by a Finance Document is in any way imperilled or in jeopardy.

(b)	The state of the Approved Flag of the Vessel is or becomes involved in hostilities or civil war or there is a seizure of power in such state by unconstitutional means, or any other event occurs in relation to the Vessel, the Mortgage or the Approved Flag and in the reasonable opinion of the Facility Agent such event is likely to have a Material Adverse Effect unless the Borrower, within 14 days of the occurrence of such event (or such longer period as may be agreed by the Facility Agent acting with the authorisation of all of the Lenders) re-registers the Vessel on an alternative flag approved pursuant to Clause 24.2 (Vessel's names and registration) and subject to:

(i)	the Vessel remaining subject to Security created by a first priority or preferred ship mortgage on the Vessel and, if appropriate, a first priority deed of covenant collateral to that mortgage (or equivalent first priority security) on substantially the same terms as the Mortgage and if applicable, a Deed of Covenant and on such other terms and in such other form as the Facility Agent, acting with the authorisation of all of the Lenders, shall reasonably approve or require; and

(ii)	the execution of such other documentation amending and supplementing the Finance Documents, as the Facility Agent, acting with the authorisation of all of the Lenders, shall reasonably approve or require.

27.13	Cessation of business

Any Obligor suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a material part of its business.

27.14	Cancellation of any Charter

Any Charter is cancelled or terminated.

27.15	Expropriation

The authority or ability of any Obligor or any other member of the Group to conduct its business is limited or wholly or substantially curtailed by any seizure, expropriation, nationalisation, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority or other person in relation to any Obligor or any other member of the Group or any of its assets.

27.16	Repudiation and rescission of agreements

An Obligor rescinds or purports to rescind or repudiates or purports to repudiate a Transaction Document or any of the Transaction Security or evidences an intention to rescind or repudiate a Transaction Document or any Transaction Security.

27.17	Litigation

Any litigation, arbitration, administrative, governmental, regulatory or other investigations, proceedings or disputes are commenced or threatened in relation to any of the Transaction Documents or the transactions contemplated in any of the Transaction Documents or against any Obligor or any other member of the Group or its assets which has or is reasonably likely to have a Material Adverse Effect.

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27.18	Material adverse change

Any event or circumstance occurs which has or is reasonably likely to have a Material Adverse Effect.

27.19	Acceleration

On and at any time after the occurrence of an Event of Default which is continuing the Facility Agent may, and shall if so directed by the Majority Lenders, by notice to the Borrower:

(a)	cancel the Total Commitments, whereupon they shall immediately be cancelled;

(b)	declare that all or part of the Loan, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon it shall become immediately due and payable; and/or

(c)	declare that all or part of the Loan be payable on demand, whereupon it shall immediately become payable on demand by the Facility Agent acting on the instructions of the Majority Lenders,

and the Facility Agent may serve notices under paragraphs (a), (b) and (c) above simultaneously or on different dates and the Security Agent may take any action referred to in Clause 27.20 (Enforcement of security) if no such notice is served or simultaneously with or at any time after the service of any of such notice.

27.20	Enforcement of security

On and at any time after the occurrence of an Event of Default which is continuing the Security Agent may, and shall if so directed by the Majority Lenders, take any action which, as a result of the Event of Default or any notice served under Clause 27.19 (Acceleration), the Security Agent is entitled to take under any Finance Document or any applicable law or regulation.

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SECTION 9

CHANGES TO PARTIES

28	CHANGES TO THE LENDERS

28.1	Assignments and transfers by the Lenders

Subject to this Clause 28 (Changes to the Lenders), a Lender (the "Existing Lender") may:

(a)	assign any of its rights; or

(b)	transfer by novation any of its rights and obligations, under the Finance Documents to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the "New Lender").

28.2	Conditions of assignment or transfer

(a)	Subject to paragraph (b) of this Clause, the consent of the Borrower (or any other Transaction Obligor) is not required for an assignment or transfer by an Existing Lender. The consent of the Facility Agent is required for an assignment or transfer by an Existing Lender, such consent not to be unreasonably withheld.

(b)	The consent of the Borrower is required for a transfer by an Existing Lender to an equity fund or credit fund unless the transfer is made at a time when an Event of Default has occurred and is continuing.

(c)	The consent of the Borrower (where such consent is required) to a transfer must not be unreasonably withheld or delayed. The Borrower will be deemed to have given its consent five Business Days after the Existing Lender has requested it unless consent is expressly withheld by the Borrower within that time.

(d)	The consent of the Borrower to a transfer must not be withheld solely because the assignment or transfer may result in an increase to any amount payable under Clause 14.3 (Mandatory Cost).

(e)	An assignment will only be effective on:

(i)	receipt by the Facility Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Facility Agent) that the New Lender will assume the same obligations to the other Creditor Parties as it would have been under if it were an Original Lender; and

(ii)	performance by the Facility Agent of all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the Facility Agent shall promptly notify to the Existing Lender and the New Lender.

(f)	A transfer will only be effective if the procedure set out in Clause 28.5 (Procedure for transfer) is complied with.

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(g)	If:

(i)	a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

(ii)	as a result of circumstances existing at the date the assignment, transfer or change occurs, a Transaction Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 12 (Tax Gross Up and Indemnities) or under that clause as incorporated by reference or in full in any other Finance Document or Clause 13 (Increased Costs), then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred. This paragraph (g) shall not apply in respect of an assignment or transfer made in the ordinary course of the primary syndication of the Facility.

(h)	Each New Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that:

(i)	the Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender; and

(ii)	it has received a copy of each of the Security Documents which are governed by German law and which are account pledges, is aware of the contents of such account pledges and expressly consents to the declarations of the Security Agent made on behalf of the New Lender (as future pledgee) in such account pledges.

28.3	Assignment or transfer fee

The New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Facility Agent (for its own account) a fee of US$5,000.

28.4	Limitation of responsibility of Existing Lenders

(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents, the Transaction Security or any other documents;

(ii)	the financial condition of any Transaction Obligor;

(iii)	the performance and observance by any Transaction Obligor of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document, and any representations or warranties implied by law are excluded.

(b)	Each New Lender confirms to the Existing Lender and the other Finance Parties and the Creditor Parties that it:

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(i)	has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Transaction Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender or any other Finance Party in connection with any Finance Document or the Transaction Security; and

(ii)	will continue to make its own independent appraisal of the creditworthiness of each Transaction Obligor (and to the extent possible, each Charterer) and its related entities throughout the Security Period.

(c)	Nothing in any Finance Document obliges an Existing Lender to:

(i)	accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this Clause 28 (Changes to the Lenders); or

(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Transaction Obligor of its obligations under the Finance Documents or otherwise.

28.5	Procedure for transfer

(a)	Subject to the conditions set out in 28.2 (Conditions of assignment or transfer), a transfer is effected in accordance with paragraph (c) below when the Facility Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to paragraph (b) below as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with this Agreement and delivered in accordance with this Agreement, execute that Transfer Certificate. Upon execution by the Facility Agent, the Security Agent shall also execute the Transfer Certificate.

(b)	The Facility Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.

(c)	Subject to Clause 28.9 (Pro rata interest settlement), on the Transfer Date:

(i)	to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents and in respect of the Transaction Security, each of the Transaction Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and in respect of the Transaction Security and their respective rights against one another under the Finance Documents and in respect of the Transaction Security shall be cancelled (being the "Discharged Rights and Obligations");

(ii)	each of the Transaction Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Transaction Obligor and the New Lender have assumed and/or acquired the same in place of that Transaction Obligor and the Existing Lender;

(iii)	the Facility Agent, the Security Agent, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves and in respect of the Transaction Security as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Facility Agent, the Security Agent and the Existing Lenders shall each be released from further obligations to each other under the Finance Documents; and

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(iv)	the New Lender shall become a Party as a "Lender".

28.6	Procedure for assignment

(a)	Subject to the conditions set out in Clause 28.2 (Conditions of assignment or transfer) an assignment may be effected in accordance with paragraph (c) below when the Facility Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement. Upon execution by the Facility Agent, the Security Agent shall also execute the Assignment Agreement.

(b)	The Facility Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.

(c)	Subject to Clause 28.9 (Pro rata interest settlement), on the Transfer Date:

(i)	the Existing Lender will assign absolutely to the New Lender its rights under the Finance Documents and in respect of the Transaction Security expressed to be the subject of the assignment in the Assignment Agreement;

(ii)	the Existing Lender will be released from the obligations (the "Relevant Obligations") expressed to be the subject of the release in the Assignment Agreement (and any corresponding obligations by which it is bound in respect of the Transaction Security); and

(iii)	the New Lender shall become a Party as a "Lender" and will be bound by obligations equivalent to the Relevant Obligations.

(d)	Lenders may utilise procedures other than those set out in this Clause 28.6 (Procedure for assignment) to assign their rights under the Finance Documents (but not, without the consent of the relevant Transaction Obligor or unless in accordance with Clause 28.5 (Procedure for transfer), to obtain a release by that Transaction Obligor from the obligations owed to that Transaction Obligor by the Lenders nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in Clause 28.2 (Conditions of assignment or transfer).

28.7	Copy of Transfer Certificate or Assignment Agreement to Borrower

The Facility Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate or an Assignment Agreement, send to the Borrower a copy of that Transfer Certificate or Assignment Agreement.

28.8	Security over Lenders' rights

In addition to the other rights provided to Lenders under this Clause 28 (Changes to the Lenders), each Lender may without consulting with or obtaining consent from any Transaction Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:

(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and

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(b)	in the case of any Lender which is a fund, any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall:

(i)	release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or

(ii)	require any payments to be made by a Transaction Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

28.9	Pro rata interest settlement

If the Facility Agent has notified the Lenders that it is able to distribute interest payments on a "pro rata basis" to Existing Lenders and New Lenders then (in respect of any transfer pursuant to Clause 28.5 (Procedure for transfer) or any assignment pursuant to Clause 28.6 (Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):

(a)	any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date ("Accrued Amounts") and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period (or, if the Interest Period is longer than six Months, on the next of the dates which falls at six Monthly intervals after the first day of that Interest Period); and

(b)	The rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt:

(i)	when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and

(ii)	the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause 28.9 (Pro rata interest settlement), have been payable to it on that date, but after deduction of the Accrued Amounts.

(c)	In this Clause 28.9 (Pro rata interest settlement) references to "Interest Period" shall be construed to include a reference to any other period for accrual of fees.

28.10	Parent Guarantor’s consent

The Parent Guarantor consents to any splitting of claims that may arise as a result of any Lender exercising any of its rights under this Clause 28 (Changes to the Lenders).

29	CHANGES TO THE TRANSACTION OBLIGORS

29.1	Assignment or transfer by Transaction Obligors

No Transaction Obligor may assign any of its rights or transfer any of its rights or obligations under any Finance Document to which it is a party.

29.2	Release of security

(a)	If a disposal of any asset subject to security created by a Security Document is made in the following circumstances:

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(i)	the disposal is permitted by the terms of any Finance Document;

(ii)	the Majority Lenders agree to the disposal;

(iii)	the disposal is being made at the request of the Security Agent in circumstances where any security created by the Security Documents has become enforceable; or

(iv)	the disposal is being effected by enforcement of a Security Document,

the Security Agent may release the asset(s) being disposed of from any security over those assets created by a Security Document. However, the proceeds of any disposal (or an amount corresponding to them) must be applied in accordance with the requirements of the Finance Documents (if any).

(b)	If the Security Agent is satisfied that a release is allowed under this Clause 29.2 (Release of security) (at the request and expense of the Borrower) each Finance Party must enter into any document and do all such other things which are reasonably required to achieve that release. Each other Finance Party irrevocably authorises the Security Agent to enter into any such document. Any release will not affect the obligations of any other Transaction Obligor under the Finance Documents.

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SECTION 10

THE FINANCE PARTIES

30	THE FACILITY AGENT

30.1	Appointment of the Facility Agent

(a)	Each other Finance Party appoints the Facility Agent to act as its agent under and in connection with the Finance Documents.

(b)	Each other Finance Party authorises the Facility Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Facility Agent under, or in connection with, the Finance Documents together with any other incidental rights, powers, authorities and discretions.

30.2	Instructions

(a)	The Facility Agent shall:

(i)	unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Facility Agent in accordance with any instructions given to it by:

(A)	all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and

(B)	in all other cases, the Majority Lenders; and

(ii)	not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with sub-paragraph (i) above (or, if this Agreement stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties).

(b)	The Facility Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Facility Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.

(c)	Save in the case of decisions stipulated to be a matter for any other Finance Party or group of Finance Parties under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Facility Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)	Paragraph (a) above shall not apply:

(i)	where a contrary indication appears in a Finance Document;

(ii)	where a Finance Document requires the Facility Agent to act in a specified manner or to take a specified action;

(iii)	in respect of any provision which protects the Facility Agent's own position in its personal capacity as opposed to its role of Facility Agent for the relevant Finance Parties.

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(e)	If giving effect to instructions given by the Majority Lenders would in the Facility Agent's opinion have an effect equivalent to an amendment or waiver referred to in Clause 43 (Amendments and Waivers), the Facility Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than the Facility Agent) whose consent would have been required in respect of that amendment or waiver.

(f)	In exercising any discretion to exercise a right, power or authority under the Finance Documents where it has not received any instructions as to the exercise of that discretion the Facility Agent shall do so having regard to the interests of all the Finance Parties.

(g)	The Facility Agent may refrain from acting in accordance with any instructions of any Finance Party or group of Finance Parties until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable Indirect Tax) which it may incur in complying with those instructions.

(h)	Without prejudice to the remainder of this Clause 30.2 (Instructions), in the absence of instructions, the Facility Agent shall not be obliged to take any action (or refrain from taking action) even if it considers acting or not acting to be in the best interests of the Finance Parties. The Facility Agent may act (or refrain from acting) as it considers to be in the best interest of the Finance Parties.

(i)	The Facility Agent is not authorised to act on behalf of a Finance Party (without first obtaining that Finance Party's consent) in any legal or arbitration proceedings relating to any Finance Document. This paragraph (i) shall not apply to any legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Security Documents or enforcement of the Transaction Security or Security Documents.

30.3	Duties of the Facility Agent

(a)	The Facility Agent's duties under the Finance Documents are solely mechanical and administrative in nature.

(b)	Subject to paragraph (c) below, the Facility Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Facility Agent for that Party by any other Party.

(c)	Without prejudice to Clause 28.7 (Copy of Transfer Certificate or Assignment Agreement to Borrower), paragraph (b) above shall not apply to any Transfer Certificate or any Assignment Agreement.

(d)	Except where a Finance Document specifically provides otherwise, the Facility Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(e)	If the Facility Agent receives notice from a Party referring to any Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(f)	If the Facility Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Facility Agent or the Security Agent) under this Agreement, it shall promptly notify the other Finance Parties.

(g)	The Facility Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

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30.4	No fiduciary duties

(a)	Nothing in any Finance Document constitutes the Facility Agent as a trustee or fiduciary of any other person.

(b)	The Facility Agent shall not be bound to account to other Finance Party for any sum or the profit element of any sum received by it for its own account.

30.5	Application of receipts

Except as expressly stated to the contrary in any Finance Document, any moneys which the Facility Agent receives or recovers in its capacity as Facility Agent shall be applied by the Facility Agent in accordance with Clause 34.5 (Application of receipts; partial payments).

30.6	Business with the Group

The Facility Agent may accept deposits from, lend money to, and generally engage in any kind of banking or other business with, any member of the Group.

30.7	Rights and discretions

(a)	The Facility Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume that:

(A)	any instructions received by it from the Majority Lenders, any Finance Parties or any group of Finance Parties are duly given in accordance with the terms of the Finance Documents; and

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing, as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	The Facility Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Finance Parties) that:

(i)	no Default has occurred (unless it has actual knowledge of a Default arising under Clause 27.2 (Non-payment));

(ii)	any right, power, authority or discretion vested in any Party or any group of Finance Parties has not been exercised; and

(iii)	any notice or request made by the Borrower (other than a Drawdown Request or a Selection Notice) is made on behalf of and with the consent and knowledge of all the Transaction Obligors.

(c)	The Facility Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

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(d)	Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Facility Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Facility Agent (and so separate from any lawyers instructed by the Lenders) if the Facility Agent in its reasonable opinion deems this to be desirable.

(e)	The Facility Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Facility Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Facility Agent may act in relation to the Finance Documents and the Security Property through its officers, employees and agents and shall not:

(i)	be liable for any error of judgment made by any such person; or

(ii)	be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of any such person, unless such error or such loss was directly caused by the Facility Agent's gross negligence or wilful misconduct.

(g)	Unless a Finance Document expressly provides otherwise the Facility Agent may disclose to any other Party any information it reasonably believes it has received as agent under the Finance Documents.

(h)	Notwithstanding any other provision of any Finance Document to the contrary, the Facility Agent is not obliged to do or omit to do anything if it would or might, in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)	Notwithstanding any provision of any Finance Document to the contrary, the Facility Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

30.8	Responsibility for documentation

The Facility Agent is not responsible or liable for:

(a)	the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Facility Agent, the Security Agent, a Transaction Obligor or any other person in, or in connection with, any Transaction Document or the transactions contemplated in the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document or the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Transaction Document or the Security Property; or

(c)	any determination as to whether any information provided or to be provided to any Finance Party or Creditor Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

30.9	No duty to monitor

The Facility Agent shall not be bound to enquire:

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(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Transaction Obligor of its obligations under any Transaction Document; or

(c)	whether any other event specified in any Transaction Document has occurred.

30.10	Exclusion of liability

(a)	Without limiting paragraph (b) below (and without prejudice to paragraph (e) of Clause 34.11 (Disruption to Payment Systems etc.) or any other provision of any Finance Document excluding or limiting the liability of the Facility Agent), the Facility Agent will not be liable for (unless directly caused by its gross negligence or wilful misconduct):

(i)	any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Transaction Document or the Security Property;

(ii)	exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Transaction Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Transaction Document or the Security Property; or

(iii)	any shortfall which arises on the enforcement or realisation of the Security Property; or

(iv)	without prejudice to the generality of paragraphs (i) to (iii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)	No Party other than the Facility Agent may take any proceedings against any officer, employee or agent of the Facility Agent in respect of any claim it might have against the Facility Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Transaction Document or any Security Property and any officer, employee or agent of the Facility Agent may rely on this Clause subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Act.

(c)	The Facility Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Facility Agent if the Facility Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Facility Agent for that purpose.

(d)	Nothing in this Agreement shall oblige the Facility Agent to carry out:

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(i)	any "know your customer" or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Finance Party, on behalf of any Finance Party and each Finance Party confirms to the Facility Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Facility Agent.

(e)	Without prejudice to any provision of any Finance Document excluding or limiting the Facility Agent's liability, any liability of the Facility Agent arising under or in connection with any Transaction Document or the Security Property shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Facility Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Facility Agent at any time which increase the amount of that loss. In no event shall the Facility Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Facility Agent has been advised of the possibility of such loss or damages.

30.11	Lenders' indemnity to the Facility Agent

(a)	Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Facility Agent, within three Business Days of demand, against any cost, loss or liability incurred by the Facility Agent (otherwise than by reason of the Facility Agent's gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 34.11 (Disruption to Payment Systems etc.) notwithstanding the Facility Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Facility Agent) in acting as Facility Agent under the Finance Documents (unless the Facility Agent has been reimbursed by a Transaction Obligor pursuant to a Finance Document).

(b)	Subject to paragraph (c) below, the Borrower shall immediately on demand reimburse any Lender for any payment that Lender makes to the Facility Agent pursuant to paragraph (a) above.

(c)	Paragraph (b) above shall not apply to the extent that the indemnity payment in respect of which the Lender claims reimbursement relates to a liability of the Facility Agent to an Obligor.

30.12	Resignation of the Facility Agent

(a)	The Facility Agent may resign and appoint one of its Affiliates as successor by giving notice to the other Finance Parties and the Borrower.

(b)	Alternatively, the Facility Agent may resign by giving 30 days' notice to the other Finance Parties and the Borrower, in which case the Majority Lenders may appoint a successor Facility Agent.

(c)	If the Majority Lenders have not appointed a successor Facility Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Facility Agent may appoint a successor Facility Agent.

(d)	If the Facility Agent wishes to resign because (acting reasonably) it has concluded that it is no longer appropriate for it to remain as agent and the Facility Agent is entitled to appoint a successor Facility Agent under paragraph (c) above, the Facility Agent may (if it concludes (acting reasonably) that it is necessary to do so in order to persuade the proposed successor Facility Agent to become a party to this Agreement as Facility Agent) agree with the proposed successor Facility Agent amendments to this Clause 30 (The Facility Agent ) and any other term of this Agreement dealing with the rights or obligations of the Facility Agent consistent with then current market practice for the appointment and protection of corporate trustees together with any reasonable amendments to the agency fee payable under this Agreement which are consistent with the successor Facility Agent's normal fee rates and those amendments will bind the Parties.

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(e)	The retiring Facility Agent shall make available to the successor Facility Agent such documents and records and provide such assistance as the successor Facility Agent may reasonably request for the purposes of performing its functions as Facility Agent under the Finance Documents. The Borrower shall, within three Business Days of demand, reimburse the retiring Facility Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance.

(f)	The Facility Agent's resignation notice shall only take effect upon the appointment of a successor.

(g)	Upon the appointment of a successor, the retiring Facility Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (e) above) but shall remain entitled to the benefit of Clause 14.4 (Indemnity to the Facility Agent) and this Clause 30 (The Facility Agent ) and any other provisions of a Finance Document which are expressed to limit or exclude its liability (or to indemnify it) in acting as Facility Agent. Any fees for the account of the retiring Facility Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(h)	The Majority Lenders may, by notice to the Facility Agent, require it to resign in accordance with paragraph (b) above. In this event, the Facility Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (e) above shall be for the account of the Borrower.

(i)	The consent of the Borrower (or any other Transaction Obligor) is not required for an assignment or transfer of rights and/or obligations by the Facility Agent.

(j)	The Facility Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Facility Agent pursuant to paragraph (c) above) if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Facility Agent under the Finance Documents, either:

(i)	the Facility Agent fails to respond to a request under Clause 12.7 (FATCA Information) and a Lender reasonably believes that the Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)	the information supplied by the Facility Agent pursuant to Clause 12.7 (FATCA Information) indicates that the Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)	the Facility Agent notifies the Borrower and the Lenders that the Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

and (in each case) a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Facility Agent were a FATCA Exempt Party, and that Lender, by notice to the Facility Agent, requires it to resign.

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30.13	Confidentiality

(a)	In acting as Facility Agent for the Finance Parties, the Facility Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)	If information is received by a division or department of the Facility Agent other than the division or department responsible for complying with the obligations assumed by it under the Finance Documents, that information may be treated as confidential to that division or department, and the Facility Agent shall not be deemed to have notice of it nor shall it be obliged to disclose such information to any Party.

30.14	Relationship with the other Finance Parties

(a)	Subject to Clause 28.9 (Pro rata interest settlement), the, Facility Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Facility Agent's principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day, unless it has received not less than five Business Days' prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)	Each Finance Party shall supply the Facility Agent with any information that the Security Agent may reasonably specify (through the Facility Agent) as being necessary or desirable to enable the Security Agent to perform its functions as Security Agent. Each Finance Party shall deal with the Security Agent exclusively through the Facility Agent and shall not deal directly with the Security Agent.

(c)	Any Lender may by notice to the Facility Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under Clause 37.5 (Electronic communication) electronic mail address and/or any other information required to enable the sending and receipt of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address, department and officer by that Lender for the purposes of Clause 37.2 (Addresses) and sub- paragraph (ii) of paragraph (a) of Clause 37.5 (Electronic communication) and the Facility Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

30.15	Credit appraisal by the Finance Parties

Without affecting the responsibility of any Transaction Obligor for information supplied by it or on its behalf in connection with any Transaction Document, each Finance Party confirms to the Facility Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under, or in connection with, any Transaction Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document or the Security Property;

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(c)	whether that Finance Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under, or in connection with, any Transaction Document, the Security Property, the transactions contemplated by the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document or the Security Property;

(d)	the adequacy, accuracy or completeness of any information provided by the Facility Agent, any Party or by any other person under, or in connection with, any Transaction Document, the transactions contemplated by any Transaction Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document; and

(e)	the right or title of any person in or to or the value or sufficiency of any part of the Security Assets, the priority of any of the Transaction Security or the existence of any Security affecting the Security Assets.

30.16	Reference Banks

The Facility Agent shall (if so instructed by the Majority Lenders and in consultation with the Borrower) replace a Reference Bank with another bank or financial institution.

30.17	Facility Agent's management time

Any amount payable to the Facility Agent under Clause 14.4 (Indemnity to the Facility Agent), Clause 16 (Costs and Expenses) and Clause 30.11 (Lenders' indemnity to the Facility Agent) shall include the cost of utilising the Facility Agent's management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Facility Agent may notify to the Borrower and the other Finance Parties, and is in addition to any fee paid or payable to the Facility Agent under Clause 11 (Fees).

30.18	Deduction from amounts payable by the Facility Agent

If any Party owes an amount to the Facility Agent under the Finance Documents, the Facility Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Facility Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

30.19	Reliance and engagement letters

Each Creditor Party confirms that the Facility Agent has authority to accept on its behalf (and ratifies the acceptance on its behalf of any letters or reports already accepted by the Facility Agent) the terms of any reliance letter or engagement letters or any reports or letters provided by accountants, auditors or providers of due diligence reports in connection with the Finance Documents or the transactions contemplated in the Finance Documents and to bind it in respect of those, reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.

30.20	Full freedom to enter into transactions

Without prejudice to Clause 30.6 (Business with the Group) or any other provision of a Finance Document and notwithstanding any rule of law or equity to the contrary, the Facility Agent shall be absolutely entitled:

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(a)	to enter into and arrange banking, derivative, investment and/or other transactions of every kind with or affecting any Transaction Obligor or any person who is party to, or referred to in, a Finance Document (including, but not limited to, any interest or currency swap or other transaction, whether related to this Agreement or not, and acting as syndicate agent and/or security agent for, and/or participating in, other facilities to such Transaction Obligor or any person who is party to, or referred to in, a Finance Document);

(b)	to deal in and enter into and arrange transactions relating to:

(i)	any securities issued or to be issued by any Transaction Obligor or any other person; or

(ii)	any options or other derivatives in connection with such securities; and

(c)	to provide advice or other services to the Borrower or any person who is a party to, or referred to in, a Finance Document, and, in particular, the Facility Agent shall be absolutely entitled, in proposing, evaluating, negotiating, entering into and arranging all such transactions and in connection with all other matters covered by paragraphs (a), (b) and (c) above, to use (subject only to insider dealing legislation) any information or opportunity, howsoever acquired by it, to pursue its own interests exclusively, to refrain from disclosing such dealings, transactions or other matters or any information acquired in connection with them and to retain for its sole benefit all profits and benefits derived from the dealings transactions or other matters.

31	THE SECURITY AGENT

31.1	Trust

(a)	The Security Agent declares that it holds the Security Property on trust for the Creditor Parties on the terms contained in this Agreement and shall deal with the Security Property in accordance with this Clause 31 (The Security Agent) and the other provisions of the Finance Documents.

(b)	Each other Finance Party authorises the Security Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Security Agent under, or in connection with, the Finance Documents together with any other incidental rights, powers, authorities and discretions.

31.2	Parallel Debt (Covenant to pay the Security Agent)

(a)	Each Obligor irrevocably and unconditionally undertakes to pay to the Security Agent its Parallel Debt which shall be amounts equal to, and in the currency or currencies of, its Corresponding Debt.

(b)	The Parallel Debt of an Obligor:

(i)	shall become due and payable at the same time as its Corresponding Debt;

(ii)	is independent and separate from, and without prejudice to, its Corresponding Debt.

(c)	For purposes of this Clause 31.2 (Parallel Debt (Covenant to pay the Security Agent), the Security Agent:

(i)	is the independent and separate creditor of each Parallel Debt;

(ii)	acts in its own name and not as agent, representative or trustee of the Finance Parties and its claims in respect of each Parallel Debt shall not be held on trust; and

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(iii)	shall have the independent and separate right to demand payment of each Parallel Debt in its own name (including, without limitation, through any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in any kind of insolvency proceeding).

(d)	The Parallel Debt of an Obligor shall be:

(i)	decreased to the extent that its Corresponding Debt has been irrevocably and unconditionally paid or discharged; and

(ii)	increased to the extent that its Corresponding Debt has increased, and the Corresponding Debt of an Obligor shall be:

(A)	decreased to the extent that its Parallel Debt has been irrevocably and unconditionally paid or discharged; and

(B)	increased to the extent that its Parallel Debt has increased, in each case provided that the Parallel Debt of an Obligor shall never exceed its Corresponding Debt.

(e)	All amounts received or recovered by the Security Agent in connection with this Clause 31.2 (Parallel Debt (Covenant to pay the Security Agent)) to the extent permitted by applicable law, shall be applied in accordance with Clause 34.5 (Application of receipts; partial payments).

(f)	This Clause 31.2 (Parallel Debt (Covenant to pay the Security Agent)) shall apply, with any necessary modifications, to each Finance Document.

31.3	Enforcement through Security Agent only

The Creditor Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any right, power, authority or discretion arising under the Security Documents except through the Security Agent.

31.4	Instructions

(a)	The Security Agent shall:

(i)	unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Security Agent in accordance with any instructions given to it by the Facility Agent acting on the instructions of:

(A)	all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and

(B)	in all other cases, the Majority Lenders; and

(ii)	not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with sub-paragraph (i) above (or if this Agreement stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties).

(b)	The Security Agent shall be entitled to request instructions, or clarification of any instruction, from the Facility Agent acting on the instructions of the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Security Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.

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(c)	Save in the case of decisions stipulated to be a matter for any other Finance Party or group of Finance Parties under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Security Agent by the Facility Agent acting on the instructions of the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)	Paragraph (a) above shall not apply:

(i)	where a contrary indication appears in a Finance Document;

(ii)	where a Finance Document requires the Security Agent to act in a specified manner or to take a specified action;

(iii)	in respect of any provision which protects the Security Agent's own position in its personal capacity as opposed to its role of Security Agent for the relevant Creditor Parties.

(iv)	in respect of the exercise of the Security Agent's discretion to exercise a right, power or authority under any of:

(A)	Clause 31.28 (Deductions from receipts); and

(B)	Clause 31.29 (Prospective liabilities).

(e)	If giving effect to instructions given by the Facility Agent acting on the instructions of the Majority Lenders would in the Security Agent's opinion have an effect equivalent to an amendment or waiver referred to in Clause 43 (Amendments and Waivers), the Security Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than the Security Agent) whose consent would have been required in respect of that amendment or waiver.

(f)	In exercising any discretion to exercise a right, power or authority under the Finance Documents where either:

(i)	it has not received any instructions as to the exercise of that discretion; or

(ii)	the exercise of that discretion is subject to sub-paragraph (iv) of paragraph (d) above, the Security Agent shall do so having regard to the interests of all the Creditor Parties.

(g)	The Security Agent may refrain from acting in accordance with any instructions of the Facility Agent acting on the instructions of any Finance Party or group of Finance Parties until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable Indirect Tax) which it may incur in complying with those instructions.

(h)	Without prejudice to the remainder of this Clause 31.4 (Instructions), in the absence of instructions, the Security Agent may (but shall not be obliged to) take such action in the exercise of its powers and duties under the Finance Documents as it considers in its discretion to be appropriate.

(i)	The Security Agent is not authorised to act on behalf of a Finance Party (without first obtaining that Finance Party's consent) in any legal or arbitration proceedings relating to any Finance Document. This paragraph (i) shall not apply to any legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Security Documents or enforcement of the Transaction Security or Security Documents.

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31.5	Duties of the Security Agent

(a)	The Security Agent's duties under the Finance Documents are solely mechanical and administrative in nature.

(b)	The Security Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Security Agent for that Party by any other Party.

(c)	Except where a Finance Document specifically provides otherwise, the Security Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)	If the Security Agent receives notice from a Party referring to any Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(e)	The Security Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

31.6	No fiduciary duties

(a)	Nothing in any Finance Document constitutes the Security Agent as an agent, trustee or fiduciary of any Transaction Obligor.

(b)	The Security Agent shall not be bound to account to any other Party for any sum or the profit element of any sum received by it for its own account.

31.7	Business with the Group

The Security Agent may accept deposits from, lend money to, and generally engage in any kind of banking or other business with, any member of the Group.

31.8	Rights and discretions

(a)	The Security Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume that:

(A)	any instructions received by it from the Facility Agent acting on the instructions of the Majority Lenders, any Finance Parties or any group of Finance Parties are duly given in accordance with the terms of the Finance Documents; and

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

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(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing, as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	The Security Agent may assume (unless it has received notice to the contrary in its capacity as security agent for the Creditor Parties) that:

(i)	no Default has occurred;

(ii)	any right, power, authority or discretion vested in any Party or any group of Finance Parties has not been exercised; and

(iii)	any notice or request made by the Borrower (other than a Drawdown Request or a Selection Notice) is made on behalf of and with the consent and knowledge of all the Transaction Obligors.

(c)	The Security Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(d)	Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Security Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Security Agent (and so separate from any lawyers instructed by the Facility Agent or the Lenders) if the Security Agent in its reasonable opinion deems this to be desirable.

(e)	The Security Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Security Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Security Agent may act in relation to the Finance Documents and the Security Property through its officers, employees and agents and shall not:

(i)	be liable for any error of judgment made by any such person; or

(ii)	be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of any such person, unless such error or such loss was directly caused by the Security Agent's gross negligence or wilful misconduct.

(g)	Unless a Finance Document expressly provides otherwise the Security Agent may disclose to any other Party any information it reasonably believes it has received as security agent under the Finance Documents.

(h)	Notwithstanding any other provision of any Finance Document to the contrary, the Security Agent is not obliged to do or omit to do anything if it would or might, in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)	Notwithstanding any provision of any Finance Document to the contrary, the Security Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

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31.9	Responsibility for documentation

The Security Agent is not responsible or liable for:

(a)	the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Facility Agent, the Security Agent, a Transaction Obligor or any other person in, or in connection with, any Transaction Document or the transactions contemplated in the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document or the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Transaction Document or the Security Property; or

(c)	any determination as to whether any information provided or to be provided to any Creditor Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

31.10	No duty to monitor

The Security Agent shall not be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Transaction Obligor of its obligations under any Transaction Document; or

(c)	whether any other event specified in any Transaction Document has occurred.

31.11	Exclusion of liability

(a)	Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Security Agent or any Receiver or Delegate), none of the Security Agent nor any Receiver or Delegate will be liable (unless directly caused by its gross negligence or wilful misconduct) for:

(i)	any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Transaction Document or the Security Property;

(ii)	exercising, or not exercising ,any right, power, authority or discretion given to it by, or in connection with, any Transaction Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Transaction Document or the Security Property; or

(iii)	any shortfall which arises on the enforcement or realisation of the Security Property; or

(iv)	without prejudice to the generality of paragraphs (i) to (iii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

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(B)	the general risks of investment in, or the holding of assets in, any jurisdiction, including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)	No Party other than the Security Agent, that Receiver or that Delegate (as applicable) may take any proceedings against any officer, employee or agent of the Security Agent, a Receiver or a Delegate in respect of any claim it might have against the Security Agent, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Transaction Document or any Security Property and any officer, employee or agent of the Security Agent, a Receiver or a Delegate may rely on this Clause subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Act.

(c)	The Security Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Security Agent if the Security Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Security Agent for that purpose.

(d)	Nothing in this Agreement shall oblige the Security Agent to carry out:

(i)	any "know your customer" or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Finance Party, on behalf of any Finance Party and each Finance Party confirms to the Security Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Security Agent.

(e)	Without prejudice to any provision of any Finance Document excluding or limiting the liability of the Security Agent, any Receiver or Delegate, any liability of the Security Agent, any Receiver or Delegate arising under or in connection with any Transaction Document or the Security Property shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Security Agent, Receiver or Delegate or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Security Agent, any Receiver or Delegate at any time which increase the amount of that loss. In no event shall the Security Agent, any Receiver or Delegate be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Security Agent, the Receiver or Delegate has been advised of the possibility of such loss or damages.

31.12	Lenders' indemnity to the Security Agent

(a)	Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Security Agent and every Receiver and every Delegate, within three Business Days of demand, against any cost, loss or liability incurred by any of them (otherwise than by reason of the Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct) in acting as Security Agent, Receiver or Delegate under the Finance Documents (unless the Security Agent, Receiver or Delegate has been reimbursed by a Transaction Obligor pursuant to a Finance Document).

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(b)	Subject to paragraph (c) below, the Borrower shall immediately on demand reimburse any Lender for any payment that Lender makes to the Security Agent pursuant to paragraph (a) above.

(c)	Paragraph (b) above shall not apply to the extent that the indemnity payment in respect of which the Lender claims reimbursement relates to a liability of the Security Agent to an Obligor.

31.13	Resignation of the Security Agent

(a)	The Security Agent may resign and appoint one of its Affiliates as successor by giving notice to the other Finance Parties and the Borrower.

(b)	Alternatively, the Security Agent may resign by giving 30 days' notice to the other Finance Parties and the Borrower, in which case the Majority Lenders may appoint a successor Security Agent.

(c)	If the Majority Lenders have not appointed a successor Security Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Security Agent may appoint a successor Security Agent.

(d)	The retiring Security Agent shall make available to the successor Security Agent such documents and records and provide such assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as Security Agent under the Finance Documents. The Borrower shall, within three Business Days of demand, reimburse the retiring Security Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance.

(e)	The Security Agent's resignation notice shall only take effect upon:

(i)	the appointment of a successor; and

(ii)	the transfer, by way of a document expressed as a deed, of all the Security Property to that successor.

(f)	Upon the appointment of a successor, the retiring Security Agent shall be discharged, by way of a document executed as a deed, from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) of Clause 31.24 (Winding up of trust) and paragraph (d) above) but shall remain entitled to the benefit Clause 14.5 (Indemnity to the Security Agent) and this Clause 31 (The Security Agent) and any other provisions of a Finance Document which are expressed to limit or exclude its liability (or to indemnify it) in acting as Security Agent. Any fees for the account of the retiring Security Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(g)	The Majority Lenders may, by notice to the Security Agent, require it to resign in accordance with paragraph (b) above. In this event, the Security Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (d) above shall be for the account of the Borrower.

(h)	The consent of the Borrower (or any other Transaction Obligor) is not required for an assignment or transfer of rights and/or obligations by the Security Agent.

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31.14	Confidentiality

(a)	In acting as Security Agent for the Finance Parties, the Security Agent shall be regarded as acting through its trustee division which shall be treated as a separate entity from any other of its divisions or departments.

(b)	If information is received by a division or department of the Security Agent other than the division or department responsible for complying with the obligations assumed by it under the Finance Documents, that information may be treated as confidential to that division or department, and the Security Agent shall not be deemed to have notice of it nor shall it be obliged to disclose such information to any Party.

31.15	Credit appraisal by the Finance Parties

Without affecting the responsibility of any Transaction Obligor for information supplied by it or on its behalf in connection with any Transaction Document, each Finance Party confirms to the Security Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under, or in connection with, any Transaction Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document or the Security Property;

(c)	whether that Finance Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under, or in connection with, any Transaction Document, the Security Property, the transactions contemplated by the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document or the Security Property;

(d)	the adequacy, accuracy or completeness of any information provided by the Security Agent, any Party or by any other person under, or in connection with, any Transaction Document, the transactions contemplated by any Transaction Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document; and

(e)	the right or title of any person in or to or the value or sufficiency of any part of the Security Assets, the priority of any of the Transaction Security or the existence of any Security affecting the Security Assets.

31.16	Security Agent's management time

(a)	Any amount payable to the Security Agent under Clause 14.5 (Indemnity to the Security Agent), Clause 16 (Costs and Expenses) and Clause 31.12 (Lenders' indemnity to the Security Agent) shall include the cost of utilising the Security Agent's management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Security Agent may notify to the Borrower and the other Finance Parties, and is in addition to any fee paid or payable to the Security Agent under Clause 11 (Fees).

(b)	Without prejudice to paragraph (a) above, in the event of:

(i)	a Default;

(ii)	the Security Agent being requested by a Transaction Obligor or the Facility Agent acting on the instructions of the Majority Lenders to undertake duties which the Security Agent and the Borrower agree to be of an exceptional nature or outside the scope of the normal duties of the Security Agent under the Finance Documents; or

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(iii)	the Security Agent and the Borrower agreeing that it is otherwise appropriate in the circumstances, the Borrower shall pay to the Security Agent any additional remuneration (together with any applicable Indirect Tax) that may be agreed between them or determined pursuant to paragraph (c) below.

(c)	If the Security Agent and the Borrower fail to agree upon the nature of the duties, or upon the additional remuneration referred to in paragraph (b) above or whether additional remuneration is appropriate in the circumstances, any dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Security Agent and approved by the Borrower or, failing approval, nominated (on the application of the Security Agent) by the President for the time being of the Law Society of England and Wales (the costs of the nomination and of the investment bank being payable by the Borrower) and the determination of any investment bank shall be final and binding upon the Parties.

31.17	Reliance and engagement letters

Each Creditor Party confirms that the Security Agent has authority to accept on its behalf (and ratifies the acceptance on its behalf of any letters or reports already accepted by the Security Agent) the terms of any reliance letter or engagement letters or any reports or letters provided by accountants, auditors or providers of due diligence reports in connection with the Finance Documents or the transactions contemplated in the Finance Documents and to bind it in respect of those, reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.

31.18	No responsibility to perfect Transaction Security

The Security Agent shall not be liable for any failure to:

(a)	require the deposit with it of any deed or document certifying, representing or constituting the title of any Transaction Obligor to any of the Security Assets;

(b)	obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any Finance Document or the Transaction Security;

(c)	register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any law or regulation or to give notice to any person of the execution of any Finance Document or of the Transaction Security;

(d)	take, or to require any Transaction Obligor to take, any step to perfect its title to any of the Security Assets or to render the Transaction Security effective or to secure the creation of any ancillary Security under any law or regulation; or

(e)	require any further assurance in relation to any Security Document.

31.19	Insurance by Security Agent

(a)	The Security Agent shall not be obliged:

(i)	to insure any of the Security Assets;

(ii)	to require any other person to maintain any insurance; or

(iii)	to verify any obligation to arrange or maintain insurance contained in any Finance Document, and the Security Agent shall not be liable for any damages, costs or losses to any person as a result of the lack of, or inadequacy of, any such insurance.

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(b)	Where the Security Agent is named on any insurance policy as an insured party, it shall not be liable for any damages, costs or losses to any person as a result of its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless the Facility Agent acting on the instructions of the Majority Lenders request it to do so in writing and the Security Agent fails to do so within 14 days after receipt of that request.

31.20	Custodians and nominees

The Security Agent may appoint and pay any person to act as a custodian or nominee on any terms in relation to any asset of the trust as the Security Agent may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Agreement and the Security Agent shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.

31.21	Delegation by the Security Agent

(a)	Each of the Security Agent, any Receiver and any Delegate may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any right, power, authority or discretion vested in it in its capacity as such.

(b)	That delegation may be made upon any terms and conditions (including the power to sub delegate) and subject to any restrictions that the Security Agent, that Receiver or that Delegate (as the case may be) may, in its discretion, think fit in the interests of the Creditor Parties.

(c)	No Security Agent, Receiver or Delegate shall be bound to supervise, or be in any way responsible for any damages, costs or losses incurred by reason of any misconduct, omission or default on the part of any such delegate or sub delegate.

31.22	Additional Security Agents

(a)	The Security Agent may at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co-trustee jointly with it:

(i)	if it considers that appointment to be in the interests of the Creditor Parties; or

(ii)	for the purposes of conforming to any legal requirement, restriction or condition which the Security Agent deems to be relevant; or

(iii)	for obtaining or enforcing any judgment in any jurisdiction, and the Security Agent shall give prior notice to the Borrower and the Finance Parties of that appointment.

(b)	Any person so appointed shall have the rights, powers, authorities and discretions (not exceeding those given to the Security Agent under or in connection with the Finance Documents) and the duties, obligations and responsibilities that are given or imposed by the instrument of appointment.

(c)	The remuneration that the Security Agent may pay to that person, and any costs and expenses (together with any applicable Indirect Tax) incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Security Agent.

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31.23	Acceptance of title

The Security Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that any Transaction Obligor may have to any of the Security Assets and shall not be liable for or bound to require any Transaction Obligor to remedy any defect in its right or title.

31.24	Winding up of trust

If the Security Agent, with the approval of the Facility Agent determines that:

(a)	all of the Secured Liabilities and all other obligations secured by the Security Documents have been fully and finally discharged; and

(b)	no Creditor Party is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Transaction Obligor pursuant to the Finance Documents, then

(i)	the trusts set out in this Agreement shall be wound up and the Security Agent shall release, without recourse or warranty, all of the Transaction Security and the rights of the Security Agent under each of the Security Documents; and

(ii)	any Security Agent which has resigned pursuant to Clause 31.13 (Resignation of the Security Agent) shall release, without recourse or warranty, all of its rights under each Security Document.

31.25	Powers supplemental to Trustee Acts

The rights, powers, authorities and discretions given to the Security Agent under or in connection with the Finance Documents shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Security Agent by law or regulation or otherwise.

31.26	Disapplication of Trustee Acts

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Agent in relation to the trusts constituted by this Agreement and the other Finance Documents. Where there are any inconsistencies between (i) the Trustee Acts 1925 and 2000 and (ii) the provisions of this Agreement and any other Finance Document, the provisions of this Agreement and any other Finance Document shall, to the extent permitted by law and regulation, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement and any other Finance Document shall constitute a restriction or exclusion for the purposes of the Trustee Act 2000.

31.27	Application of receipts

(a)	Except as expressly stated to the contrary in any Finance Document, any moneys which the Security Agent receives or recovers and which are, or are attributable to, Security Property (for the purposes of this Clause 31 (The Security Agent), the "Recoveries") shall be transferred to the Facility Agent for application in accordance with Clause 34.5 (Application of receipts; partial payments).

(b)	Paragraph (a) above is without prejudice to the rights of the Security Agent, each Receiver and each Delegate:

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(i)	under Clause 14.5 (Indemnity to the Security Agent) or any other indemnity in favour of the Security Agent under the Finance Documents to be indemnified out of the Security Assets; and

(ii)	under any Finance Document to credit any moneys received or recovered by it to any suspense account.

(c)	Any transfer by the Security Agent to the Facility Agent in accordance with paragraph (a) above shall be a good discharge, to the extent of that payment, by the Security Agent.

(d)	The Security Agent is under no obligation to make the payments to the Facility Agent under paragraph (a) of this Clause 31.27 (Application of receipts) in the same currency as that in which the obligations and liabilities owing to the relevant Finance Party are denominated.

31.28	Deductions from receipts

(a)	Before transferring any moneys to the Facility Agent under Clause 31.27 (Application of receipts), the Security Agent may, in its discretion:

(i)	deduct any sum then due and payable under this Agreement or any other Finance Documents to the Security Agent or any Receiver or Delegate and retain that sum for itself or, as the case may require, pay it to another person to whom it is then due and payable;

(ii)	set aside by way of reserve amounts required to meet, and to make and pay, any deductions and withholdings (on account of Taxes or otherwise) which it is or may be required by any applicable law to make from any distribution or payment made by it under this Agreement; and

(iii)	pay all Taxes which may be assessed against it in respect of any of the Security Property, or as a consequence of performing its duties, or by virtue of its capacity as Security Agent under any of the Finance Documents or otherwise (other than in connection with its remuneration for performing its duties under this Agreement).

(b)	For the purposes of sub-paragraph (i) of paragraph (a) above, if the Security Agent has become entitled to require a sum to be paid to it on demand, that sum shall be treated as due and payable, even if no demand has yet been served.

31.29	Prospective liabilities

Following acceleration or enforcement of any of the Transaction Security, the Security Agent may, in its discretion, or at the request of the Facility Agent, hold any Recoveries in an interest bearing suspense or impersonal account(s) in the name of the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit (the interest being credited to the relevant account) for later payment to the Facility Agent for application in accordance with Clause 34.5 (Application of receipts; partial payments) in respect of:

(a)	any sum to the Security Agent, any Receiver or any Delegate; and

(b)	any part of the Secured Liabilities, that the Security Agent or, in the case of paragraph (b) only, the Facility Agent, reasonably considers, in each case, might become due or owing at any time in the future.

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31.30	Investment of proceeds

Prior to the payment of the proceeds of the Recoveries to the Facility Agent for application in accordance with Clause 34.5 (Application of receipts; partial payments) the Security Agent may, in its discretion, hold all or part of those proceeds in an interest bearing suspense or impersonal account(s) in the name of the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit (the interest being credited to the relevant account) pending the payment from time to time of those moneys in the Security Agent's discretion in accordance with the provisions of this Clause 31.30 (Investment of proceeds).

31.31	Currency conversion

(a)	For the purpose of, or pending the discharge of, any of the Secured Liabilities the Security Agent may convert any moneys received or recovered by the Security Agent from one currency to another, at a market rate of exchange.

(b)	The obligations of any Transaction Obligor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.

31.32	Good discharge

Any payment to be made in respect of the Secured Liabilities by the Security Agent may be made to the Facility Agent on behalf of the Creditor Parties and any payment made in that way shall be a good discharge, to the extent of that payment, by the Security Agent.

31.33	Full freedom to enter into transactions

Without prejudice to Clause 31.7 (Business with the Group) or any other provision of a Finance Document and notwithstanding any rule of law or equity to the contrary, the Security Agent shall be absolutely entitled:

(a)	to enter into and arrange banking, derivative, investment and/or other transactions of every kind with or affecting any Transaction Obligor or any person who is party to, or referred to in, a Finance Document (including, but not limited to, any interest or currency swap or other transaction, whether related to this Agreement or not, and acting as syndicate agent and/or security agent for, and/or participating in, other facilities to such Transaction Obligor or any person who is party to, or referred to in, a Finance Document);

(b)	to deal in and enter into and arrange transactions relating to:

(i)	any securities issued or to be issued by any Transaction Obligor or any other person; or

(ii)	any options or other derivatives in connection with such securities; and

(c)	to provide advice or other services to the Borrower or any person who is a party to, or referred to in, a Finance Document, and, in particular, the Security Agent shall be absolutely entitled, in proposing, evaluating, negotiating, entering into and arranging all such transactions and in connection with all other matters covered by paragraphs (a), (b) and (c) above, to use (subject only to insider dealing legislation) any information or opportunity, howsoever acquired by it, to pursue its own interests exclusively, to refrain from disclosing such dealings, transactions or other matters or any information acquired in connection with them and to retain for its sole benefit all profits and benefits derived from the dealings transactions or other matters.

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32	CONDUCT OF BUSINESS BY THE FINANCE PARTIES

No provision of this Agreement will:

(a)	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)	oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

33	SHARING AMONG THE FINANCE PARTIES

33.1	Payments to Finance Parties

If a Finance Party (a "Recovering Finance Party") receives or recovers any amount from a Transaction Obligor other than in accordance with Clause 34 (Payment Mechanics) (a "Recovered Amount") and applies that amount to a payment due to it under the Finance Documents then:

(a)	the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the Facility Agent;

(b)	the Facility Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Facility Agent and distributed in accordance with Clause 34 (Payment Mechanics), without taking account of any Tax which would be imposed on the Facility Agent in relation to the receipt, recovery or distribution; and

(c)	the Recovering Finance Party shall, within three Business Days of demand by the Facility Agent, pay to the Facility Agent an amount (the "Sharing Payment") equal to such receipt or recovery less any amount which the Facility Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 34.5 (Application of receipts; partial payments).

33.2	Redistribution of payments

The Facility Agent shall treat the Sharing Payment as if it had been paid by the relevant Transaction Obligor and distribute it among the Finance Parties (other than the Recovering Finance Party) (the "Sharing Finance Parties") in accordance with Clause 34.5 (Application of receipts; partial payments) towards the obligations of that Transaction Obligor to the Sharing Finance Parties.

33.3	Recovering Finance Party 's rights

On a distribution by the Facility Agent under Clause 33.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from a Transaction Obligor, as between the relevant Transaction Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Transaction Obligor.

33.4	Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

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(a)	each Sharing Finance Party shall, upon request of the Facility Agent, pay to the Facility Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the "Redistributed Amount"); and

(b)	as between the relevant Transaction Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Transaction Obligor.

33.5	Exceptions

(a)	This Clause 33 (Sharing among the Finance Parties) shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Transaction Obligor.

(b)	A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and

(ii)	that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

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SECTION 11

ADMINISTRATION

34	PAYMENT MECHANICS

34.1	Payments to the Facility Agent

(a)	On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make an amount equal to such payment available to the Facility Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Facility Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)	Payment shall be made to such account in the principal financial centre of the country of that currency (or, in relation to euro, in a principal financial centre in such Participating Member State or London, as specified by the Facility Agent) and with such bank as the Facility Agent, in each case, specifies.

34.2	Distributions by the Facility Agent

Each payment received by the Facility Agent under the Finance Documents for another Party shall, subject to Clause 34.3 (Distributions to an Obligor) and Clause 34.4 (Clawback and pre- funding) be made available by the Facility Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Facility Agent by not less than five Business Days' notice with a bank specified by that Party in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre of a Participating Member State or London), as specified by that Party or, in the case of the Advance, to such account of such person as may be specified by the Borrower in the Drawdown Request.

34.3	Distributions to an Obligor

The Facility Agent may (with the consent of the Obligor or in accordance with Clause 35 (Set- Off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

34.4	Clawback and pre-funding

(a)	Where a sum is to be paid to the Facility Agent under the Finance Documents for another Party, the Facility Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)	Unless paragraph (c) below applies, if the Facility Agent pays an amount to another Party and it proves to be the case that the Facility Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Facility Agent shall on demand refund the same to the Facility Agent together with interest on that amount from the date of payment to the date of receipt by the Facility Agent, calculated by the Facility Agent to reflect its cost of funds.

(c)	If the Facility Agent is willing to make available amounts for the account of the Borrower before receiving funds from the Lenders then if and to the extent that the Facility Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to the Borrower:

(i)	the Borrower shall on demand refund it to the Facility Agent; and

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(ii)	the Lender by whom those funds should have been made available or, if that Lender fails to do so, the Borrower shall on demand pay to the Facility Agent the amount (as certified by the Facility Agent) which will indemnify the Facility Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender.

34.5	Application of receipts; partial payments

(a)	Subject to paragraph (b) below and except as any Finance Document may otherwise provide, any payment that is received or recovered by any Finance Party under, in connection with, or pursuant to any Finance Document shall be paid to the Facility Agent which shall apply the same in the following order:

(i)	first, in or towards payment of any amounts then due and payable under any of the Finance Documents;

(ii)	secondly, in retention by the Security Agent of an amount equal to any amount not then payable under any Finance Document but which the Facility Agent, by notice to the Borrower and the other Finance Parties, states in its opinion will or may become payable in the future and, upon those amounts becoming due and payable, in or towards satisfaction of them; and

(iii)	thirdly, any surplus shall be paid to the Borrower or to any other person who appears to be entitled to it.

(b)	If the Facility Agent receives a payment that is insufficient to discharge all the amounts then due and payable by a Transaction Obligor under the Finance Documents, the Facility Agent shall apply that payment towards the obligations of that Transaction Obligor under the Finance Documents in the following order:

(i)	first, in or towards payment pro rata of any unpaid fees, costs and expenses of, and any other amounts owing to, the Facility Agent, the Security Agent, any Receiver and any Delegate under the Finance Documents;

(ii)	secondly, in or towards payment pro rata of any accrued interest or commission due to any Finance Party but unpaid under this Agreement;

(iii)	thirdly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and

(iv)	fourthly, in or towards payment pro rata of any other sum due to any Finance Party but unpaid under the Finance Documents.

(c)	The Facility Agent shall, if so directed by the Majority Lenders, vary the order set out in sub- paragraphs (ii) to (iv) of paragraph (b) above.

(d)	Paragraphs (a), (b) and (c) above will override any appropriation made by a Transaction Obligor.

34.6	No set-off by Transaction Obligors

All payments to be made by a Transaction Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

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34.7	Business Days

(a)	Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any extension of the due date for payment of any principal or an Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

34.8	Currency of account

(a)	Subject to paragraphs (b) and (c) below, dollars is the currency of account and payment for any sum due from a Transaction Obligor under any Finance Document.

(b)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(c)	Any amount expressed to be payable in a currency other than dollars shall be paid in that other currency.

34.9	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)	any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Facility Agent (after consultation with the Borrower); and

(ii)	any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Facility Agent (acting reasonably).

(b)	If a change in any currency of a country occurs, this Agreement will, to the extent the Facility Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Interbank Market and otherwise to reflect the change in currency.

34.10	Currency Conversion

(a)	For the purpose of, or pending any payment to be made by any Servicing Party under any Finance Document, such Servicing Party may convert any moneys received or recovered by it from one currency to another, at a market rate of exchange.

(b)	The obligations of any Transaction Obligor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.

34.11	Disruption to Payment Systems etc.

If either the Facility Agent determines (in its discretion) that a Disruption Event has occurred or the Facility Agent is notified by the Borrower that a Disruption Event has occurred:

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(a)	the Facility Agent may, and shall if requested to do so by the Borrower, consult with the Borrower with a view to agreeing with the Borrower such changes to the operation or administration of the Facility as the Facility Agent may deem necessary in the circumstances;

(b)	the Facility Agent shall not be obliged to consult with the Borrower in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

(c)	the Facility Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

(d)	any such changes agreed upon by the Facility Agent and the Borrower shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties and any Transaction Obligors as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 43 (Amendments and Waivers);

(e)	the Facility Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Facility Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 34.11 (Disruption to Payment Systems etc.); and

(f)	the Facility Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.

35	SET-OFF

A Finance Party may set off any matured obligation due from a Transaction Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Transaction Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

36	BAIL-IN

Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the parties to a Finance Document, each Party acknowledges and accepts that any liability of any party to a Finance Document under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)	a cancellation of any such liability; and

(b)	a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

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37	NOTICES

37.1	Communications in writing

Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.

37.2	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents are:

(a)	in the case of the Borrower, that specified in Schedule 1 (The Parties);

(b)	in the case of each Lender or any other Obligor, that specified in Schedule 1 (The Parties) or, if it becomes a Party after the date of this Agreement, that notified in writing to the Facility Agent on or before the date on which it becomes a Party;

(c)	in the case of the Facility Agent, that specified in Schedule 1 (The Parties); and

(d)	in the case of the Security Agent, that specified in Schedule 1 (The Parties),

or any substitute address, fax number or department or officer as the Party may notify to the Facility Agent (or the Facility Agent may notify to the other Parties, if a change is made by the Facility Agent) by not less than five Business Days' notice.

37.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of its address details provided under Clause 37.2 (Addresses), if addressed to that department or officer.

(b)	Any communication or document to be made or delivered to a Servicing Party will be effective only when actually received by that Servicing Party and then only if it is expressly marked for the attention of the department or officer of that Servicing Party specified in Schedule 1 (The Parties) (or any substitute department or officer as that Servicing Party shall specify for this purpose).

(c)	All notices from or to an Obligor shall be sent through the Facility Agent unless otherwise specified in any Finance Document.

(d)	Any communication or document made or delivered to the Borrower in accordance with this Clause will be deemed to have been made or delivered to each of the Obligors.

(e)	Any communication or document which becomes effective, in accordance with paragraphs (a) to (d) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

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37.4	Notification of address and fax number

Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to Clause 37.2 (Addresses) or changing its own address or fax number, the Facility Agent shall notify the other Parties.

37.5	Electronic communication

(a)	Any communication to be made between any two Parties under or in connection with the Finance Documents may be made by electronic mail or other electronic means, to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication and if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five Business Days' notice.

(b)	Any electronic communication made between those two Parties will be effective only when actually received in readable form and in the case of any electronic communication made by a Party to the Facility Agent only if it is addressed in such a manner as the Facility Agent shall specify for this purpose.

(c)	Any electronic communication which becomes effective, in accordance with paragraph (b) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

37.6	English language

(a)	Any notice given under or in connection with any Finance Document must be in English.

(b)	All other documents provided under or in connection with any Finance Document must be:

(i)	in English; or

(ii)	if not in English, and if so required by the Facility Agent, accompanied by a certified English translation prepared by a translator approved by the Facility Agent and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

38	CALCULATIONS AND CERTIFICATES

38.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

38.2	Certificates and determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

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38.3	Day count convention

Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days or, in any case where the practice in the Relevant Interbank Market differs, in accordance with that market practice.

39	PARTIAL INVALIDITY

If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions under the law of that jurisdiction nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

40	REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of any Creditor Party, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any Finance Document. No election to affirm any Finance Document on the part of a Creditor Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law.

41	SETTLEMENT OR DISCHARGE CONDITIONAL

Any settlement or discharge under any Finance Document between any Finance Party and any Transaction Obligor shall be conditional upon no security or payment to any Finance Party by any Transaction Obligor or any other person being set aside, adjusted or ordered to be repaid, whether under any insolvency law or otherwise.

42	IRREVOCABLE PAYMENT

If the Facility Agent considers that an amount paid or discharged by, or on behalf of, a Transaction Obligor or by any other person in purported payment or discharge of an obligation of that Transaction Obligor to a Finance Party under the Finance Documents is capable of being avoided or otherwise set aside on the liquidation or administration of that Transaction Obligor or otherwise, then that amount shall not be considered to have been unconditionally and irrevocably paid or discharged for the purposes of the Finance Documents.

43	AMENDMENTS AND WAIVERS

43.1	Required consents

(a)	Subject to Clause 43.2 (All Lender matters) and Clause 43.3 (Other exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and, in the case of an amendment, the Obligors and any such amendment or waiver will be binding on all Parties.

(b)	The Facility Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 43 (Amendments and Waivers).

(c)	Without prejudice to the generality of Clause 30.7 (Rights and discretions), the Facility Agent may engage, pay for and rely on the services of lawyers in determining the consent level required for and effecting any amendment, waiver or consent under this Agreement.

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43.2	All Lender matters

An amendment of or waiver or consent in relation to any term of any Finance Document that has the effect of changing or which relates to:

(a)	the definition of "Majority Lenders" in Clause 1.1 (Definitions);

(b)	a postponement to or extension of the date of payment of any amount under the Finance Documents (other than in relation to Clause 7.3 (Voluntary prepayment of Loan) in respect of a prepayment made pursuant to Clause 25.2 (Provision of additional security; prepayment) or Clause 7.4 (Mandatory prepayment on sale or Total Loss);

(c)	a reduction in the Margin or the amount of any payment of principal, interest, fees or commission payable;

(d)	a change in currency of payment of any amount under the Finance Documents;

(e)	an increase in any Commitment or the Total Commitments, an extension of any Availability Period or any requirement that a cancellation of Commitments reduces the Commitments rateably under the Facility;

(f)	a change to any Transaction Obligor or the Time Charterer;

(g)	any provision which expressly requires the consent of all the Lenders;

(h)	this Clause 43 (Amendments and Waivers);

(i)	any change to Clause 2 (The Facility), Clause 3 (Purpose), Clause 5 (Drawdown), Clause 8 (Interest), paragraph (a) of Clause 25.7 (Provision of valuations), Clause 26 (Accounts and Application of Earnings), Clause 28 (Changes to the Lenders), Clause 46 (Governing Law) or Clause 47 (Enforcement);

(j)	any release of, or material variation to, any Transaction Security, guarantee, indemnity or subordination arrangement set out in a Finance Document (except in the case of a release of Transaction Security as it relates to the disposal of an asset which is the subject of the Transaction Security and where such disposal is expressly permitted by the Majority Lenders or otherwise under a Finance Document);

(k)	(other than as expressly permitted by the provisions of any Finance Document) the nature or scope of:

(i)	the guarantee and indemnity granted under Clause 17 (Guarantee and Indemnity);

(ii)	the Security Assets; or

(iii)	the manner in which the proceeds of enforcement of the Transaction Security are distributed, (except in the case of sub-paragraphs (ii) and (iii) above, insofar as it relates to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document); or

(l)	the release of the guarantee and indemnity granted under Clause 17 (Guarantee and Indemnity) or of any Transaction Security unless permitted under this Agreement or any other Finance Document or relating to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document shall not be made, or given, without the prior consent of all the Lenders.

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43.3	Other exceptions

(a)	An amendment or waiver which relates to the rights or obligations of a Servicing Party (each in their capacity as such) may not be effected without the consent of that Servicing Party.

(b)	The Borrower and the Facility Agent or the Security Agent, as applicable, may amend or waive a term of a Fee Letter to which they are party.

44	CONFIDENTIALITY

44.1	Confidential Information

Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 44.2 (Disclosure of Confidential Information) and Clause 44.3 (Disclosure to numbering service providers) and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.

44.2	Disclosure of Confidential Information

Any Finance Party may disclose:

(a)	to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price- sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to any person:

(i)	to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as Facility Agent or Security Agent and, in each case, to any of that person's Affiliates, Related Funds, Representatives and professional advisers;

(ii)	with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction including a securitisation under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Transaction Obligors and to any of that person's Affiliates, Related Funds, Representatives and professional advisers;

(iii)	appointed by any Finance Party or by a person to whom sub-paragraph (i) or (ii) of paragraph (b) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph (b) of Clause 30.14 (Relationship with the other Finance Parties);

(iv)	who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in sub-paragraph (i) or (ii) of paragraph (b) above;

(v)	to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation including any applicable data protection laws;

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(vi)	to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitrations, administrative or other investigations, proceedings or disputes;

(vii)	to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 28.8 (Security over Lenders' rights);

(viii)	who is a Party, a member of the Group or any related entity of a Transaction Obligor;

(ix)	as a result of the registration of any Finance Document as contemplated by any Finance Document or any legal opinion obtained in connection with any Finance Document; or

(x)	with the consent of the Borrower;

in each case, such Confidential Information as that Finance Party shall consider appropriate if:

(A)	in relation to sub-paragraphs (i), (ii) and (iii) of paragraph (b) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;

(B)	in relation to sub-paragraph (iv) of paragraph (b) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information;

(C)	in relation to sub-paragraphs (v), (vi) and (vii) of paragraph (b) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances;

(c)	to any person appointed by that Finance Party or by a person to whom sub-paragraph (i) or (ii) of paragraph (b) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered in to a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Borrower and the relevant Finance Party; and

(d)	to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Transaction Obligors.

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44.3	Disclosure to numbering service providers

(a)	Any Finance Party may disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, the Facility and/or one or more Obligors the following information:

(i)	names of Obligors;

(ii)	country of domicile of Obligors;

(iii)	place of incorporation of Obligors;

(iv)	date of this Agreement;

(v)	Clause 46 (Governing Law);

(vi)	the names of the Facility Agent;

(vii)	date of each amendment and restatement of this Agreement;

(viii)	amount of Total Commitments;

(ix)	currency of the Facility;

(x)	type of Facility;

(xi)	ranking of Facility;

(xii)	Maturity Date for Facility;

(xiii)	changes to any of the information previously supplied pursuant to sub-paragraphs (i) to (xii) above; and

(xiv)	such other information agreed between such Finance Party and the Borrower, to enable such numbering service provider to provide its usual syndicated loan numbering identification services.

(b)	The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facility and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider.

(c)	Each Obligor represents that none of the information set out in sub-paragraphs (i) to (xiv) of paragraph (a) above is, nor will at any time be, unpublished price-sensitive information.

44.4	Entire agreement

This Clause 44 (Confidentiality) constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

44.5	Inside information

Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

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44.6	Notification of disclosure

Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Borrower:

(a)	of the circumstances of any disclosure of Confidential Information made pursuant to sub- paragraph (v) of paragraph (b) of Clause 44.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this Clause 44 (Confidentiality).

44.7	Continuing obligations

The obligations in this Clause 44 (Confidentiality) are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 12 months from the earlier of:

(a)	the date on which all amounts payable by the Obligors under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and

(b)	the date on which such Finance Party otherwise ceases to be a Finance Party.

45	COUNTERPARTS

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

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SECTION 12

GOVERNING LAW AND ENFORCEMENT

46	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

47	ENFORCEMENT

47.1	Jurisdiction

(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.

(c)	This Clause 47 (Enforcement) is for the benefit of the Creditor Parties only. As a result, no Creditor Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Creditor Parties may take concurrent proceedings in any number of jurisdictions.

47.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(i)	irrevocably appoints Grindrod Shipping Services UK Ltd as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within 3 days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been entered into and amended and restated on the ~~date~~ dates stated at the beginning of this Agreement.

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SCHEDULE 1

THE PARTIES

PART A

THE OBLIGORS

Name of Borrower	Place of Incorporation	Registration number	Address for
		(or equivalent, if any)	Communication

Grindrod Maritime LLC	Marshall Islands	962401	200 Cantonment Road
			#03-01 Southpoint
			089763
			Singapore

			Fax: +65 6323 0046
			Attn: Chief Financial Officer

Name of Guarantor	Place of Incorporation	Registration number (or equivalent, if any)	Address for Communication

Grindrod Shipping Pte. Ltd.	Singapore	200407212K	200 Cantonment Road #03-01 Southpoint 089763 Singapore Fax: +65 6323 0046 Attn: Chief Financial Officer

Grindrod ~~Limited~~Shipping Holdings Ltd.	~~South Africa~~Singapore	~~1966/009846/06~~201731497H

~~Quadrant House, 115 Margaret Mncadi Avenue, Durban 4001 South Africa~~

200 Cantonment Road

#03-01 Southpoint 089763

Singapore

Fax: +~~27 31 305 2848~~65 6323 0046

~~Email:~~ grindrod@grindrod.co.za

Attn: Chief Financial Officer

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PART B

THE ORIGINAL LENDERS

Name of Original Lender	Commitment	Address for Communication

DVB Bank SE Singapore Branch	US$27,000,000	77 Robinson Road, #30-02 068896 Singapore Fax no.: +65 ~~6536 3066~~6511 0789 tls.tm.singapore@dvbbank.com tls.singapore@dvbbank.com ~~and~~ TM.Singapore@dvbbank.com Attention: Transaction and Loan Services

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PART C

THE SERVICING PARTIES

Name of Facility Agent	Address for Communication

DVB Bank SE Singapore Branch	77 Robinson Road, #30-02 068896
Singapore
Fax no.: +65 ~~6536 3066~~6511 0789
tls.tm.singapore@dvbbank.com
tls.singapore@dvbbank.com ~~and~~ TM.Singapore@dvbbank.com
Attention: Transaction and Loan Services

Name of Security Agent	Address for Communication

DVB Bank SE Singapore Branch	77 Robinson Road, #30-02 068896 Singapore
Fax no.: +65 ~~6536 3066~~6511 0789
tls.tm.singapore@dvbbank.com
tls.singapore@dvbbank.com ~~and~~ TM.Singapore@dvbbank.com
Attention: Transaction and Loan Services

Name of Account Bank	Address for Communication

DVB Bank SE	Platz der Republik 6, 60325, Frankfurt/Main, Germany
Fax no.: +49 69 9750 ~~4927~~4499/ +49 69 9750
4900
tls.clientaccount@dvbbank.com
GC.OT@dvbbank.com ~~and~~ treasury@dvbbank.com
Attention: Treasury

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SCHEDULE 2

CONDITIONS PRECEDENT AND SUBSEQUENT

PART A

CONDITIONS PRECEDENT TO DRAWDOWN REQUEST

1	Obligors

1.1	A copy of the constitutional documents of each Transaction Obligor.

1.2	Except for the Second Bareboat Charterer, a copy of a resolution of the board of directors and (if necessary or advisable according to the relevant legal advisors of the Facility Agent) the shareholders of each Transaction Obligor:

(a)	approving the terms of, and the transactions contemplated by, the Finance Documents and Bareboat Charters to which it is a party and resolving that it execute the Finance Documents, and ratifying the execution of the Bareboat Charters, to which it is a party;

(b)	authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and

(c)	in relation to the Obligors, authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, the Drawdown Request and each Selection Notice) to be signed and/or despatched by it under, or in connection with, the Finance Documents to which it is a party.

1.3	An original of the power of attorney of any Transaction Obligor authorising a specified person or persons to execute the Finance Documents to which it is a party.

1.4	A specimen of the signature of each person authorised by the resolution referred to in paragraph 1.2 above.

1.5	A certificate of each Obligor (signed by a director and in the case of the Borrower, the manager) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on that Obligor to be exceeded.

1.6	A certificate of each Obligor that is incorporated outside the UK (signed by a director and in the case of the Borrower, the manager) certifying either that (i) it has not delivered particulars of any UK Establishment to the Registrar of Companies as required under the Overseas Regulations or (ii) it has a UK Establishment and specifying the name and registered number under which it is registered with the Registrar of Companies.

1.7	A certificate of the Second Bareboat Charterer (signed by a director) which certifies, inter alia, the resolution of the board of directors of the Second Bareboat Charterer (i) approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party, and ratifying the execution of the Second Bareboat Charter, (ii) authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf and (iii) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under, or in connection with, the Finance Documents to which it is a party.

1.8	A certificate of an authorised signatory of the relevant Transaction Obligor certifying that each copy document relating to it specified in this Part A of Schedule 2 (Conditions Precedent and Subsequent) is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

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1.9	Evidence of satisfactory capital/shareholding structure of the Obligors.

2	Bareboat Charters and other Documents

2.1	Copies of each Bareboat Charter and of all documents signed in connection with them.

2.2	Such documentary evidence as the Facility Agent and its legal advisers may require in relation to the due authorisation and execution of each Bareboat Charter by each of the parties thereto.

2.3	If applicable, chartering description to include detailed speed and consumption figures.

3	Finance Documents

3.1	A duly executed original of this Agreement, each Fee Letter, the Subordination Deed and copies of each Subordinated Finance Document.

3.2	A duly executed original of any Finance Document not otherwise referred to in this Schedule 2 (Conditions Precedent and Subsequent).

3.3	A duly executed original of any other document required to be delivered by each Finance Document if not otherwise referred to in this Schedule 2 (Conditions Precedent and Subsequent).

4	Security Documents

A duly executed original of the Account Security, the Subordination and Assignment Agreement and the Membership Interests Security (and of each document to be delivered under each of them) including confirmation of the appointment of any process agent under the Account Security.

5	Legal opinions

5.1	Draft agreed form legal opinion of Watson Farley & Williams LLP, legal advisers to the Facility Agent and the Security Agent in England, substantially in the form distributed to and agreed by the Original Lenders before signing this Agreement.

5.2	Draft agreed form legal opinion of Allen & Gledhill LLP, legal advisers to the Facility Agent and the Security Agent in Singapore, substantially in the form distributed to and agreed by the Original Lenders before signing this Agreement.

5.3	Draft agreed form legal opinion of Webber Wentzel, legal advisers to the Facility Agent and the Security Agent in South Africa, substantially in the form distributed to and agreed by the Original Lenders before signing this Agreement.

5.4	Draft agreed form legal opinion of Minter Ellison Rudd Watts, legal advisers to the Facility Agent and the Security Agent in New Zealand, substantially in the form distributed to and agreed by the Original Lenders before signing this Agreement.

5.5	Draft agreed form legal opinion of Watson Farley & Williams LLP (New York), legal advisers to the Facility Agent and the Security Agent as to Marshall Islands law, substantially in the form distributed to and agreed by the Original Lenders before signing this Agreement.

5.6	Draft agreed form legal opinion of AKD N.V., legal advisers to the Facility Agent and the Security Agent as to Dutch law, substantially in the form distributed to and agreed by the Original Lenders before signing this Agreement

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5.7	If a Transaction Obligor is incorporated in a jurisdiction other than England and Wales, a draft legal opinion of the legal advisers to the Facility Agent and the Security Agent in the relevant jurisdiction in agreed form.

6	Other documents and evidence

6.1	Evidence that any process agent referred to in Clause 47.2 (Service of process) has accepted its appointment.

6.2	A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any Transaction Document or for the validity and enforceability of any Transaction Document.

6.3	The Original Financial Statements of the Guarantors.

6.4	The original of any mandates or other documents required in connection with the opening or operation of the Accounts.

6.5	Evidence that the fees, costs and expenses then due from the Borrowers pursuant to Clause 11 (Fees) and Clause 16 (Costs and Expenses) have been paid or will be paid by the Drawdown Date.

6.6	Such evidence as the Facility Agent may require for the Finance Parties to be able to satisfy each of their "know your customer" or similar identification procedures in relation to the transactions contemplated by the Finance Documents.

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PART B

CONDITIONS PRECEDENT TO DISBURSEMENT

1	Obligors

A certificate of an authorised signatory of the relevant Transaction Obligor certifying that each corporate and copy document provided by it under Part A and Part B of Schedule 2 (Conditions Precedent and Subsequent) remains correct, complete and in full force and effect as at the Delivery Date.

2	Borrower

A certificate of the manager of the Borrower certifying that each copy document which it is required to provide under this Part B of Schedule 2 (Conditions Precedent and Subsequent) is correct, complete and in full force and effect as at the Delivery Date.

3	Vessel and other security

3.1	A duly executed original of the General Assignment, the Mortgage, the Deed of Covenant, the New Zealand Security Deed, the Bareboat Charterers’ Assignment and Direct Agreement and of each document to be delivered under or pursuant to each of them.

3.2	Documentary evidence that the Mortgage has been duly registered as a valid first priority ship mortgage in accordance with the laws of the jurisdiction of the Approved Flag.

3.3	Documentary evidence that the Vessel:

(a)	is definitively registered in the name of the Borrower under the Approved Flag;

(b)	is in the absolute and unencumbered ownership of the Borrower save as contemplated by the Finance Documents;

(c)	maintains the Approved Classification with the Approved Classification Society free of all overdue recommendations and conditions of the Approved Classification Society; and

(d)	is insured in accordance with the provisions of this Agreement and all requirements in this Agreement in respect of insurances have been complied with.

3.4	Copies of the Vessel’s Safety Management Certificate (together with any other details of the applicable safety management system which the Facility Agent requires) and of any other documents required under the ISM Code and the ISPS Code in relation to the Vessel including without limitation an ISSC.

3.5	A valuation of the Vessel addressed to the Facility Agent on behalf of the Finance Parties, stated to be for the purposes of this Agreement and dated not earlier than 15 days before the Drawdown Date from an Approved Valuer which shows a value for the Vessel evidencing that the Advance meets the requirements of paragraph (b) of Clause 5.3 (Currency and amount) (after the Advance has been made).

3.6	An opinion from an independent insurance consultant acceptable to the Facility Agent on such matters relating to the Insurances as the Facility Agent may require.

3.7	If applicable, last two Port State Control Certificates and Port State Control history.

3.8	If applicable, work list from the last Dry Dock completed.

131

3.9	Q88 for tankers or similar for the Vessel.

3.10	Certificate that the Vessel are free from asbestos, nuclear products and glass wool.

3.11	Copy of trim and stability booklet for the Vessel.

132

PART C

CONDITIONS SUBSEQUENT

Legal opinions

Within 14 days of the Drawdown Date, or such longer period as may be agreed by the Facility Agent, executed originals of the legal opinions required under Schedule 2 Part A of this Agreement.

2	Vessel and other security

2.1	Within 30 days of the Drawdown Date evidence that the Security Documents have been duly registered or recorded in such jurisdictions as the Facility Agent may require and that all notices of assignment required under or in connection with the relevant Security Documents have been served.

2.2	Within 30 days of the Drawdown Date a duly executed original of a Letter of Undertaking from the Approved Brokers in a form acceptable to the Facility Agent.

2.3	Within 30 days of the Drawdown Date a duly executed original of a Letter of Undertaking from any protection and indemnity club or war risks association through or with whom any obligatory insurances are placed or effected in a form acceptable to the Facility Agent.

2.4	Within 30 days of the Drawdown Date a duly executed original of a Letter of Undertaking from the Approved Classification Society in a form acceptable to the Facility Agent.

3	Miscellaneous

Evidence that all legal fees have been paid within 30 days of the Drawdown Date.

133

SCHEDULE 3

REQUESTS

PART A

DRAWDOWN REQUEST

From:	Grindrod Maritime LLC

To:	DVB Bank SE Singapore Branch

Dated: [●] 2016

Dear Sirs

Grindrod Maritime LLC – Facility Agreement dated [~~●~~●] 2016 (the "Agreement")

1	We refer to the Agreement. This is a Drawdown Request. Terms defined in the Agreement have the same meaning in this Drawdown Request unless given a different meaning in this Drawdown Request.

2	We wish to borrow the Advance on the following terms:

Proposed Drawdown Date:	[●] (or, if that is not a Business Day, the next Business Day)

Amount:	[●] or, if less, the Available Facility

Interest Period:	[●]

3	We confirm that each condition specified in Clause 4.1 (Conditions precedent) is satisfied on the date of this Drawdown Request.

4	The proceeds of this Advance should be credited to:

account number: [●]

name and SWIFT of account bank: [●]

name and SWIFT of US correspondent bank: [●]

5	This Drawdown Request is irrevocable.

Yours faithfully

Grindrod Maritime LLC
authorised signatory for

134

PART B

SELECTION NOTICE

From: Grindrod Maritime LLC

To: DVB Bank SE Singapore Branch

Dated: [●] 2016

Dear Sirs

Grindrod Maritime LLC - Facility Agreement dated [~~●] 2016~~ 9 December 2016 and amended and restated by an Amending and Restating Agreement on [●] 2018 (the "Agreement")

1	~~6~~We refer to the Agreement. This is a Selection Notice. Terms defined in the Agreement have the same meaning in this Selection Notice unless given a different meaning in this Selection Notice.

2	~~7~~We request that, subject to paragraph (g) of Clause 9.1 (Selection of Interest Periods) of the Agreement, the next Interest Period for the Loan be [●].

3	~~8~~This Selection Notice is irrevocable.

Yours faithfully

Grindrod Maritime LLC
authorised signatory for

135

SCHEDULE 4

FORM OF TRANSFER CERTIFICATE

To:	DVB Bank SE Singapore Branch as Facility Agent and as Security Agent

From:	[The Existing Lender] (the "Existing Lender") and [The New Lender] (the "New Lender")

Dated: [●]

Dear Sirs

Grindrod Maritime LLC – Facility Agreement dated [~~●] 2016~~ 9 December 2016 and amended and restated by an Amending and Restating Agreement on [●] 2018 (the "Agreement")

1	We refer to the Agreement. This is a Transfer Certificate. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2	We refer to Clause 28.5 (Procedure for transfer) of the Agreement:

(a)	The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation all of the Existing Lender's rights and obligations under the Agreement and the other Finance Documents which relate to that portion of the Existing Lender's Commitment and participation in the Loan under the Agreement as specified in the Schedule in accordance with Clause 28.5 (Procedure for transfer) of the Agreement.

(b)	The proposed Transfer Date is [●].

(c)	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 37.2 (Addresses) of the Agreement are set out in the Schedule.

3	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause 28.4 (Limitation of responsibility of Existing Lenders) of the Agreement.

4	The New Lender hereby confirms that it has received a copy of each of the Security Documents which are governed by German law and which are account pledges, is aware of the contents of such account pledges and expressly consents to the declarations of the Security Agent made on behalf of the New Lender (as future pledgee) in such account pledges.

5	This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

6	This Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.

7	This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

Note: The execution of this Transfer Certificate may not transfer a proportionate share of the Existing Lender's interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender's Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

136

THE SCHEDULE

Commitment/rights and obligations to be transferred

[insert relevant details]

[Facility Office address, fax number and attention details for notices and account details for payments.]

[Existing Lender]	[New Lender]

By: [●]	By: [●]

This Transfer Certificate is accepted by the Facility Agent and the Security Agent and the Transfer Date is confirmed as [●].

[Facility Agent]

By: [●]

[Security Agent]

By: [●]

137

SCHEDULE 5

FORM OF ASSIGNMENT AGREEMENT

To:	DVB Bank SE Singapore Branch as Facility Agent and as Security Agent and Grindrod Maritime LLC as Borrower, for and on behalf of each Transaction Obligor

From:	[the Existing Lender] (the "Existing Lender") and [the New Lender] (the "New Lender")

Dated: [●]

Dear Sirs

Grindrod Maritime LLC - Facility Agreement dated [~~●] 2016~~ 9 December 2016 and amended and restated by an Amending and Restating Agreement on [●] 2018 (the "Agreement")

1	We refer to the Agreement. This is an Assignment Agreement. Terms defined in the Agreement have the same meaning in this Assignment Agreement unless given a different meaning in this Assignment Agreement.

2	We refer to Clause 28.6 (Procedure for assignment):

(a)	The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Agreement, the other Finance Documents and in respect of the Transaction Security which correspond to that portion of the Existing Lender's Commitment and participations in the Loan under the Agreement as specified in the Schedule.

(b)	The Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender's Commitments and participations in the Loan under the Agreement specified in the Schedule.

(c)	The New Lender becomes a Party as a Lender and is bound by obligations equivalent to those from which the Existing Lender is released under paragraph (b) above.

3	The proposed Transfer Date is [●].

4	On the Transfer Date the New Lender becomes Party to the Finance Documents as a Lender.

5	The Facility Office and address, fax, number and attention details for notices of the New Lender for the purposes of Clause 37.2 (Addresses) are set out in the Schedule.

6	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause 28.4 (Limitation of responsibility of Existing Lenders).

7	The New Lender hereby confirms that it has received a copy of each of the Security Documents which are governed by German law and which are account pledges, is aware of the contents of such account pledges and expressly consents to the declarations of the Security Agent made on behalf of the New Lender (as future pledgee) in such account pledges.

8	This Assignment Agreement acts as notice to the Facility Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause 28.7 (Copy of Transfer Certificate or Assignment Agreement to Borrower), to the Borrower (on behalf of each Transaction Obligor) of the assignment referred to in this Assignment Agreement.

138

9	This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement.

10	This Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

11	This Assignment Agreement has been entered into on the date stated at the beginning of this Assignment Agreement.

Note: The execution of this Assignment Agreement may not transfer a proportionate share of the Existing Lender's interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender's Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

THE SCHEDULE

Commitment rights and obligations to be transferred by assignment, release and accession

[insert relevant details]

[Facility office address, fax number and attention details for notices and account details for payments]

[Existing Lender]	[New Lender]

By:	By:

This Assignment Agreement is accepted by the Facility Agent and the Security Agent and the Transfer Date is confirmed as [●].

Signature of this Assignment Agreement by the Facility Agent constitutes confirmation by the Facility Agent of receipt of notice of the assignment referred to herein, which notice the Facility Agent receives on behalf of each Finance Party.

[Facility Agent]

By: [●]

[Security Agent]

By: [●]

139

SCHEDULE 6

FORM OF COMPLIANCE CERTIFICATE

To:	DVB Bank SE Singapore Branch as Facility Agent

From:	Grindrod Shipping Pte. Ltd.

Dated: [●]

Dear Sirs

Grindrod Maritime LLC – Facility Agreement dated [~~●] 2016~~ 9 December 2016 and amended and restated by an Amending and Restating Agreement on [●] 2018 (the "Agreement")

1	We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

2	We confirm, in accordance with clause 20.1 (Financial covenants) and 20.2 (Financial covenant definitions) of the ~~Facility~~ Agreement:

(a)	a Book Value Net Worth of not less than US$275,000,000 in 2016 and [not less than US$250,000,000 in ~~2017~~2018][not less than US$265,000,000 in 2019 and 2020][not less than US$275,000,000 in [2021] and thereafter];

(b)	Cash and Cash Equivalents of not less than US$30,000,000 unencumbered cash, including the minimum cash balance in the Relevant Debt Service Reserve Account, but not including (for the avoidance of doubt) the minimum cash balance to be maintained in the Retention Account pursuant to Clause 26.9 (Minimum balance on Retention Account) or any other amount in the Retention Account as a result of the operation of Clause 26.4 (Monthly retentions); and

(c)	the ratio of Debt to Market Adjusted Tangible Fixed Assets shall be not more than 75 per cent.

3	[We confirm that no Default is continuing.]1

Signed:
	Director	Director
	of	of
	GRINDROD SHIPPING PTE. LTD.	GRINDROD SHIPPING PTE. LTD.

[insert applicable certification language agreed by auditors]

for and on behalf of

1If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if any, being taken to remedy it.

140

[name of Auditors of GSPL]

SCHEDULE 7

TIMETABLES

Delivery of a duly completed Drawdown Request (Clause 5.1 (Delivery of a Drawdown Request)) or a Selection Notice (Clause 9.1 (Selection of Interest Periods))	Five Business Days before the intended Drawdown Date (Clause 5.1 (Delivery of a Drawdown Request)) or the expiry of the preceding Interest Period (Clause 9.1 (Selection of Interest Periods))

Facility Agent notifies the Lenders of the Advance in accordance with Clause 5.4 (Lenders' participation)	Three Business Days before the intended Drawdown Date.

LIBOR is fixed	Quotation Day as of 11:00 am London time

141

SCHEDULE 8

CLASSIFICATION SOCIETY UNDERTAKING

PART A

LETTER TO APPROVED CLASSIFICATION SOCIETY

To:	DNV GL

Date: [●]

Dear Sirs

Name of vessel: m.t. "MATUKU" (the "Vessel") Classification Society: DNV GL

DNV or GL Reg No: 33817

Flag: New Zealand

Name of Owner: Grindrod Maritime LLC (the "Owner")

Name of mortgagee: DVB Bank SE Singapore Branch (the "Mortgagee")

We refer to the Vessel, which is registered in our ownership with you.

The Mortgagee has agreed to provide mortgage secured finance to the Owner upon condition that, among other things, the Owner provides the Mortgagee electronic access to classification records with a user name and password.

We as registered owner of the Vessel irrevocably and unconditionally authorise DNV GL to disclose all and any confidential classification data in relation to the Vessel by providing electronic access to classification records for DNV or GL Reg. No. 33817 with a user name and password to the Mortgagee (sub for Singapore, e-mail address: techcom@dvbbank.com). We acknowledge that such access may only be granted if the Mortgagee accepts the DNV GL terms of use for the respective online tools.

We confirm that the above mentioned authorisation shall remain in full force and effect until we and the Mortgagee together give you notice in writing revoking such authorisation or until the Vessel changes ownership, whichever comes first.

We undertake to reimburse the Classification Society in full for any costs or expenses it may incur in complying with the instructions and authorisations referred to in this letter should there be any.

This letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

For and on behalf of

Grindrod Maritime LLC

142

PART B

UNDERTAKING FROM APPROVED CLASSIFICATION SOCIETY

To:	Grindrod Maritime LLC and

DVB Bank SE Singapore Branch

Dated: [●]

Dear Sirs

Name of vessel: m.t. "MATUKU" (the "Vessel")

Name of Owner: Grindrod Maritime LLC (the "Owner")

We DNV GL, acknowledge receipt of a letter dated [●] sent to us by the Owner regarding the Vessel and consent to the instructions contained in such letter.

Yours faithfully

For and on behalf of

DNV GL

143

EXECUTION PAGES

~~BORROWER~~

~~SIGNED by~~	~~)~~
~~duly authorised~~	~~)~~
~~for and on behalf of~~	~~)~~
~~GRINDROD MARITIME LLC~~	~~)~~
~~in the presence of:~~	~~)~~

~~Witness' signature:~~	~~)~~
~~Witness' name:~~	~~)~~
~~Witness' address:~~	~~)~~

~~GUARANTORS~~

~~SIGNED by~~	~~)~~
~~duly authorised~~	~~)~~
~~for and on behalf of~~	~~)~~
~~GRINDROD SHIPPING PTE. LTD.~~	~~)~~
~~in the presence of:~~	~~)~~

~~Witness' signature:~~	~~)~~
~~Witness' name:~~	~~)~~
~~Witness' address:~~	~~)~~

~~SIGNED by~~	~~)~~
~~duly authorised~~	~~)~~
~~for and on behalf of~~	~~)~~
~~GRINDROD LIMITED~~	~~)~~
~~in the presence of:~~	~~)~~

~~Witness' signature:~~	~~)~~
~~Witness' name:~~	~~)~~
~~Witness' address:~~	~~)~~

144

~~LENDERS~~

~~SIGNED by~~	~~)~~
~~duly authorised~~	~~)~~
~~for and on behalf of~~	~~)~~
~~DVB BANK SE SINGAPORE BRANCH~~	~~)~~
~~in the presence of:~~	~~)~~

~~Witness' signature:~~	~~)~~
~~Witness' name:~~	~~)~~
~~Witness' address:~~	~~)~~

~~FACILITY AGENT~~

~~SIGNED by~~	~~)~~
~~duly authorised~~	~~)~~
~~for and on behalf of~~	~~)~~
~~DVB BANK SE SINGAPORE BRANCH~~	~~)~~
~~in the presence of:~~	~~)~~

~~Witness' signature:~~	~~)~~
~~Witness' name:~~	~~)~~
~~Witness' address:~~	~~)~~

~~SECURITY AGENT~~

~~SIGNED by~~	~~)~~
~~duly authorised~~	~~)~~
~~for and on behalf of~~	~~)~~
~~DVB BANK SE SINGAPORE BRANCH~~	~~)~~
~~in the presence of:~~	~~)~~

~~Witness' signature:~~	~~)~~
~~Witness' name:~~	~~)~~
~~Witness' address:~~	~~)~~

~~ACCOUNT BANK~~

~~SIGNED by~~	~~)~~
~~duly authorised~~	~~)~~
~~for and on behalf of~~	~~)~~
~~DVB BANK SE~~	~~)~~
~~in the presence of:~~	~~)~~

~~Witness' signature:~~	~~)~~
~~Witness' name:~~	~~)~~
~~Witness' address:~~	~~)~~

145

APPENDIX

PART B

FORM OF CLEAN COPY AMENDED AND RESTATED FACILITY AGREEMENT

12

Execution Version

US$27,000,000

FACILITY AGREEMENT

Dated 9 December 2016

for

GRINDROD MARITIME LLC

as Borrower

guaranteed by

GRINDROD SHIPPING PTE. LTD.

GRINDROD SHIPPING HOLDINGS LTD.

as Guarantors

with

DVB BANK SE SINGAPORE BRANCH

acting as Facility Agent

DVB BANK SE SINGAPORE BRANCH

acting as Security Agent

and

DVB BANK SE

acting as Account Bank

FACILITY AGREEMENT

as amended by an Amending and Restating Agreement dated ___________2018 relating to the financing of

m.t. "MATUKU"

Index

Clause		Page

Section 1 Interpretation		2
1	Definitions and Interpretation	2
Section 2 The Facility		23
2	The Facility	23
3	Purpose	23
4	Conditions of Drawdown	23
Section 3 Drawdown		25
5	Drawdown	25
Section 4 Repayment, Prepayment and Cancellation		26
6	Repayment	26
7	Prepayment and Cancellation	26
Section 5 Costs of Drawdown		29
8	Interest	29
9	Interest Periods	30
10	Changes to the Calculation of Interest	30
11	Fees	32
Section 6 Additional Payment Obligations		33
12	Tax Gross Up and Indemnities	33
13	Increased Costs	36
14	Other Indemnities	37
15	Mitigation by the Finance Parties	40
16	Costs and Expenses	40
Section 7 Guarantee		42
17	Guarantee and Indemnity	42
Section 8 Representations, Undertakings and Events of Default		45
18	Representations	45
19	Information Undertakings	51
20	Financial Covenants	54
21	General Undertakings	56
22	Insurance Undertakings	61
23	Bareboat Charterer Undertakings	66
24	Vessel Undertakings	67
25	Security Cover	72
26	Accounts and Application of Earnings	74
27	Events of Default	76
Section 9 Changes to Parties		81
28	Changes to the Lenders	81
29	Changes to the Transaction Obligors	85
Section 10 The Finance Parties		87
30	The Facility Agent	87
31	The Security Agent	96
32	Conduct of Business by the Finance Parties	110
33	Sharing among the Finance Parties	110
Section 11 Administration		112
34	Payment Mechanics	112
35	Set-Off	115
36	Bail-in	115
37	Notices	116
38	Calculations and Certificates	117
39	Partial Invalidity	118
40	Remedies and Waivers	118

41	Settlement or Discharge Conditional	118
42	Irrevocable Payment	118
43	Amendments and Waivers	118
44	Confidentiality	120
45	Counterparts	123
Section 12 Governing Law and Enforcement		124
46	Governing Law	124
47	Enforcement	124

Schedule 1 The Parties		125
Part A The Obligors		125
Part B The Original Lenders		126
Part C The Servicing Parties		127
Schedule 2 Conditions Precedent and Subsequent		128
Part A Conditions precedent to Drawdown Request		128
Part B Conditions Precedent to Disbursement		131
Part C Conditions Subsequent		133
Schedule 3 Requests		134
Part A Drawdown Request		134
Part B Selection Notice		135
Schedule 4 Form of Transfer Certificate		136
Schedule 5 Form of Assignment Agreement		138
Schedule 6 Form of Compliance Certificate		140
Schedule 7 Timetables		141
Schedule 8 Classification Society Undertaking		142
Part A Letter to Approved Classification Society		142
Part B Undertaking from Approved Classification Society		143

Execution

Execution Pages		144

Schedules

THIS AGREEMENT is made on 9 December 2016 as amended and restated by the Amending and Restating Agreement on _2018

PARTIES

(1)	GRINDROD MARITIME LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as borrower (the "Borrower")

(2)	GRINDROD SHIPPING PTE. LTD., a company incorporated in Singapore with Registration Number 200407212K whose registered office is at 200 Cantonment Road, #03-01 Southpoint, Singapore 089763 as guarantor ("GSPL")

(3)	GRINDROD SHIPPING HOLDINGS LTD., a company incorporated in Singapore with registration number 201731497H whose registered office is at 10 Anson Road #32-15, International Plaza, Singapore 079903 as guarantor (the "Parent Guarantor", and together with GSPL the "Guarantors" and each a "Guarantor")

(4)	THE FINANCIAL INSTITUTIONS listed in Part B of Schedule 1 (The Parties) as lenders (the "Original Lenders")

(5)	DVB BANK SE SINGAPORE BRANCH, as agent of the other Finance Parties (the "Facility Agent")

(6)	DVB BANK SE SINGAPORE BRANCH, as security agent for the Creditor Parties (the "Security Agent")

(7)	DVB BANK SE acting through its office at Platz der Republik 6, 60325, Frankfurt/Main, Germany as account bank (the "Account Bank")

BACKGROUND

(A)	By a facility agreement dated 9 December 2016 and made between, amongst others, (i) the Borrower, (ii) GSPL, (iii) the Original Lenders, (iv) the Facility Agent, (v) the Security Agent and the Account Bank, the Lenders agreed to make available to the Borrower a facility of up to US$27,000,000 for the purpose of refinancing the acquisition cost of the Vessel.

(B)	By the Amending and Restating Agreement, the Finance Parties agreed to certain amendments to the facility agreement and the other Finance Documents.

(C)	This Agreement sets out the terms and conditions of the facility agreement as amended and restated by the Amending and Restating Agreement.

OPERATIVE PROVISIONS

SECTION 1

INTERPRETATION

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

"Account Bank" means DVB Bank SE acting through its office at Platz der Republik 6, 60325, Frankfurt/Main, Germany or such other bank or financial institution acceptable to the Facility Agent (acting on the instructions of the Lenders).

"Accounts" means:

(a)	the Earnings Account;

(b)	the Retention Account; and

(c)	with the express written consent of the Facility Agent, any other accounts opened by the Borrower with the Account Bank, the Facility Agent or the Security Agent for the purposes of the Finance Documents.

"Account Security" means a document creating Security over any Account in agreed form.

"Advance" means the borrowing of the Facility under this Agreement.

"Affiliate" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

"Amending and Restating Agreement" means the amending and restating agreement dated ____________2018 and made between, amongst others, (i) the Borrower, (ii) the Guarantors, (iii) ) the Lenders, (iv) the Facility Agent, (v) the Security Agent and (vi) the Account Bank.

"Approved Broker" means any firm or firms of insurance brokers approved in writing by the Facility Agent, acting with the authorisation of the Lenders.

"Approved Classification" means, as at the date of this Agreement, ✠ 1A1 Tanker for chemicals and oil BIS BWM(E(s)) Clean COAT-PSPC(B) CSR E0 ESP Recyclable SPM TMON VCS(2) with the Approved Classification Society or the equivalent classification with another Approved Classification Society.

"Approved Classification Society" means, as at the date of this Agreement, DNV GL or any other classification society which is a member of the International Association of Classification Societies and has been approved in writing by the Facility Agent acting with the authorisation of the Majority Lenders.

"Approved Flag" means New Zealand, Singapore, Marshall Islands or such other flag approved in writing by the Facility Agent acting with the authorisation of all the Lenders.

"Approved Technical Manager" means any person approved in writing by the Facility Agent, acting with the authorisation of the Majority Lenders, as the technical manager of the Vessel.

"Approved Valuer" means each of Clarksons, Braemar ACM, MSI Ltd, Arrow Valuations (a division of Arrow Research Ltd.), Compass Maritime Services, LLC and Fearnleys AS (or any Affiliate of such person through which valuations are commonly issued) and any other firm or firms of independent sale and purchase shipbrokers approved in writing by the Facility Agent, acting with the authorisation of the Lenders.

2

"Assignment Agreement" means an agreement substantially in the form set out in Schedule 5 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee.

"Authorisation" means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation, legalisation or registration.

"Availability Period" means the period from and including the date of this Agreement to and including the earlier of:

(a)	23 December 2016 or such later date as the Facility Agent, acting with the authorisation of the Lenders, may agree in writing with the Borrower; and

(b)	the date on which the Commitments are cancelled under the terms of this Agreement; or

any later date approved in writing by the Facility Agent, acting with the authorisation of all of the Lenders.

"Available Commitment" means a Lender's Commitment minus:

(a)	the amount of its participation in the outstanding Loan; and

(b)	in relation to the proposed Drawdown, the amount of its participation in the Advance that is due to be made on or before the proposed Drawdown Date.

"Available Facility" means the aggregate for the time being of each Lender's Available Commitment.

"Bail-In Action" means the exercise of any Write-down and Conversion Powers. "Bail-In Legislation" means:

(a)	in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time; and

(b)	in relation to any other state, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation.

"Bareboat Charter" means each of the First Bareboat Charter and the Second Bareboat Charter.

"Bareboat Charterer" means each of the First Bareboat Charterer and the Second Bareboat Charterer.

"Bareboat Charterers’ Assignment and Direct Agreement" means the agreement dated 23 December 2016 entered into by and between (i) the Security Agent, (ii) the Borrower and (iii) each Bareboat Charterer providing for:

(a)	assignments by the Bareboat Charterers in relation to the earnings, insurances and requisition compensation in respect of the Vessel;

(b)	quiet enjoyment undertakings granted by the Security Agent in favour of each Bareboat Charterer; and

3

(c)	step-in rights in relation to the Borrower under the First Bareboat Charter in favour of the Security Agent.

"Break Costs" means the amount (if any) by which:

(a)	the interest (excluding the Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in the Loan or Unpaid Sum to the last day of the current Interest Period in relation to the Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

exceeds

(b)	the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Interbank Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

"Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business:

(a)	in relation to provisions of this Agreement relating to the calculation of LIBOR, in London;

(b)	in relation to provisions of this Agreement relating to payment obligations in dollars, in New York; and

(c)	in relation to all other provisions of this Agreement, in Singapore, London, Frankfurt and South Africa.

"CACIB Facility Agent" means Crédit Agricole Corporate and Investment Bank acting in its role as facility agent under the CACIB Facility.

"CACIB Facility" means the loan facility of (originally) US$123,000,000 as documented by the loan agreement dated 7 July 2011 (as amended from time to time) made between (i) GSPL as borrower, (ii) the banks and financial institutions listed therein as lenders, (iii) the banks and financial institutions listed therein as swap banks, (iv) the mandated lead arrangers as such term is defined therein, (v) the CACIB Facility Agent and (vi) Crédit Agricole Corporate and Investment Bank as security agent.

"Charter" means each Bareboat Charter, the Time Charter and any other charter relating to the Vessel, or other contract for its employment, whether or not already in existence.

"Charterer" means each Bareboat Charterer and the Time Charterer.

"Closing Date" means the date on which this Agreement is executed by all the Parties.

"Code" means the US Internal Revenue Code of 1986.

"Commitment" means:

(a)	in relation to an Original Lender, the amount set opposite its name under the heading "Commitment" in Part B of Schedule 1 (The Parties) and the amount of any other Commitment transferred to it under this Agreement; and

(b)	in relation to any other Lender, the amount of any Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement.

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"Compliance Certificate" means a certificate in the form set out in Schedule 6 (Form of Compliance Certificate) or in any other form agreed between GSPL and the Facility Agent.

"Confidential Information" means all information relating to any Obligor, the Group, the Finance Documents or the Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facility from either:

(a)	any member of the Group or any of its advisers; or

(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:

(i)	is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 44 (Confidentiality); or

(ii)	is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or

(iii)	is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.

"Confidentiality Undertaking" means a confidentiality undertaking in substantially the appropriate form recommended by the LMA from time to time or in any other form agreed between the Borrower and the Facility Agent.

"Corresponding Debt" means any amount, other than any Parallel Debt, which an Obligor owes to a Creditor Party under or in connection with the Finance Documents.

"Creditor Party" means each Finance Party from time to time party to this Agreement and any Receiver or Delegate.

"Deed of Covenant" means the deed of covenant dated 12 December 2016 collateral to the Mortgage and creating Security over the Vessel as amended and supplemented by the Amending and Restating Agreement.

"Default" means an Event of Default or a Potential Event of Default.

"Delegate" means any delegate, agent, attorney, co-trustee or other person appointed by the Security Agent.

"Disruption Event" means either or both of:

(a)	a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

5

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other, Party:

(i)	from performing its payment obligations under the Finance Documents; or

(ii)	from communicating with other Parties in accordance with the terms of the Finance Documents,

and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.

"Document of Compliance" has the meaning given to it in the ISM Code.

"dollars" and "US$" mean the lawful currency, for the time being, of the United States of America.

"Drawdown" means the drawdown of the Facility.

"Drawdown Date" means the date of the Drawdown, being the date on which the Advance is to be made.

"Drawdown Request" means a notice substantially in the form set out in Part A of Schedule 3 (Requests).

"Earnings" means all moneys whatsoever which are now, or later become, payable (actually or contingently) to the Borrower, either Bareboat Charterer or the Security Agent and which arise out of the use or operation of the Vessel, including (but not limited to):

(a)	the following, save to the extent that any of them is, with the prior written consent of the Facility Agent, pooled or shared with any other person:

(i)	all freight, hire and passage moneys;

(ii)	compensation payable to the Borrower, that Bareboat Charterer or the Security Agent in the event of requisition of the Vessel for hire;

(iii)	remuneration for salvage and towage services;

(iv)	demurrage and detention moneys;

(v)	damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of the Vessel;

(vi)	all moneys which are at any time payable under any Insurances in relation to loss of hire;

(vii)	all monies which are at any time payable to the Borrower or that Bareboat Charterer in relation to general average contribution; and

(b)	if and whenever the Vessel is employed on terms whereby any moneys falling within sub-paragraphs (i) to (vi) of paragraph (a) above are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to the Vessel.

"Earnings Account" means:

(a)	an account in the name of the Borrower with the Account Bank with account number 2910059120, designated "Earnings Account"; or

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(b)	any other account (with that or another office of the Account Bank or with a bank or financial institution other than the Account Bank) which is designated by the Facility Agent as the Earnings Account of the Borrower for the purposes of this Agreement.

"EEA Member Country" means any member state of the European Union, Iceland, Liechtenstein and Norway.

"Environmental Approval" means any present or future permit, ruling, variance or other Authorisation required under Environmental Laws.

"Environmental Claim" means any claim by any governmental, judicial or regulatory authority or any other person which arises out of an Environmental Incident or an alleged Environmental Incident or which relates to any Environmental Law and, for this purpose, "claim" includes a claim for damages, compensation, contribution, injury, fines, losses and penalties or any other payment of any kind, including in relation to clean-up and removal, whether or not similar to the foregoing; an order or direction to take, or not to take, certain action or to desist from or suspend certain action; and any form of enforcement or regulatory action, including the arrest or attachment of any asset.

"Environmental Incident" means:

(a)	any release, emission, spill or discharge into the Vessel or into or upon the air, sea, land or soils (including the seabed) or surface water of Environmentally Sensitive Material within or from the Vessel; or

(b)	any incident in which Environmentally Sensitive Material is released, emitted, spilled or discharged into or upon the air, sea, land or soils (including the seabed) or surface water from a vessel other than the Vessel and which involves a collision between the Vessel and such other vessel or some other incident of navigation or operation, in either case, in connection with which the Vessel is actually or potentially liable to be arrested, attached, detained or injuncted and/or the Vessel and/or any Transaction Obligor and/or any operator or manager of the Vessel is at fault or allegedly at fault or otherwise liable to any legal or administrative action; or

(c)	any other incident in which Environmentally Sensitive Material is released, emitted, spilled or discharged into or upon the air, sea, land or soils (including the seabed) or surface water otherwise than from the Vessel and in connection with which the Vessel is actually or potentially liable to be arrested and/or where any Transaction Obligor and/or any operator or manager of the Vessel is at fault or allegedly at fault or otherwise liable to any legal or administrative action, other than in accordance with an Environmental Approval.

"Environmental Law" means any present or future law relating to pollution or protection of human health or the environment, to conditions in the workplace, to the carriage, generation, handling, storage, use, release or spillage of Environmentally Sensitive Material or to actual or threatened releases of Environmentally Sensitive Material.

"Environmentally Sensitive Material" means and includes all contaminants, oil, oil products, toxic substances and any other substance (including any chemical, gas or other hazardous or noxious substance) which is (or is capable of being or becoming) polluting, toxic or hazardous.

"EU Bail-In Legislation Schedule" means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

"Event of Default" means any event or circumstance specified as such in Clause 27 (Events of Default).

"Facility" means the term loan facility made available under this Agreement as described in Clause 2 (The Facility).

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"Facility Office" means the office or offices notified by a Lender to the Facility Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than 5 Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement.

"FATCA" means:

(a)	sections 1471 to 1474 of the Code or any associated regulations;

(b)	any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or

(c)	any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

"FATCA Application Date" means:

(a)	in relation to a "withholdable payment" described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014;

(b)	in relation to a "withholdable payment" described in section 1473(1)(A)(ii) of the Code (which relates to "gross proceeds" from the disposition of property of a type that can produce interest from sources within the US), 1 January 2019; or

(c)	in relation to a "passthru payment" described in section 1471(d)(7) of the Code not falling within paragraphs (a) or (b) above, 1 January 2019, or, in each case, such other date from which such payment may become subject to a deduction or withholding required by FATCA as a result of any change in FATCA after the date of this Agreement.

"FATCA Deduction" means a deduction or withholding from a payment under a Finance Document required by FATCA.

"FATCA Exempt Party" means a Party that is entitled to receive payments free from any FATCA Deduction.

"Fee Letter" means any letter or letters dated on or about the date of this Agreement between any of the Facility Agent and the Security Agent and any Obligor setting out any of the fees referred to in Clause 11 (Fees).

"Finance Document" means:

(a)	this Agreement;

(b)	any Fee Letter;

(c)	the Drawdown Request;

(d)	any Security Document;

(e)	the Subordination Deed;

(f)	any other document which is executed for the purpose of establishing any priority or subordination arrangement in relation to the Secured Liabilities; or

8

(g)

any other document designated as such by the Facility Agent and the Borrower.

"Finance Party" means the Facility Agent, the Security Agent, the Account Bank or a Lender.

"Financial Indebtedness" means any indebtedness for or in relation to:

(a)	moneys borrowed;

(b)	any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in relation to any lease or hire purchase contract which would, in accordance with GAAP, be treated as a balance sheet liability (other than any liability in respect of a lease or hire purchase contract which would, in accordance with GAAP in force prior to 1 January 2019 have been treated as an operating lease);

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)	any amount raised under any other transaction (including any forward sale or purchase agreement) of a type not referred to in any other paragraph of this definition having the commercial effect of a borrowing;

(g)	any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that derivative transaction, that amount) shall be taken into account);

(h)	any counter-indemnity obligation in relation to a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

(i)	the amount of any liability in relation to any guarantee or indemnity for any of the items referred to in paragraphs (a) to (f) above.

"First Bareboat Charter" means the bareboat charterparty agreement dated 23 July 2015, as amended and supplemented by the addendum thereto dated 6 May 2016 and further amended and supplemented by an addendum entered or to be entered into on or around the date of this Agreement, and originally made between GSPL as owner, the First Bareboat Charterer as charterer and the First Bareboat Charter Guarantor as charter guarantor and under which the Borrower was nominated as owner of the Vessel by GSPL.

"First Bareboat Charterer" means Nyathi Shipping B.V. a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its registered office in Amsterdam, the Netherlands, with its address at Herikerbergweg 238, Luna ArenA, 1101CM Amsterdam, the Netherlands, registered with the trade register of the Dutch Chamber of Commerce under file number 34288028.

"First Bareboat Charter Guarantee" means the guarantee set out in clause 48 of the First Bareboat Charter and any other guarantee, bond, letter of credit or other instrument (whether or not already issued) supporting the First Bareboat Charter.

"First Bareboat Charter Guarantor" means ASP Holdings Limited and any other guarantor providing a guarantee pursuant to a First Bareboat Charter Guarantee.

9

"GAAP" means generally accepted accounting principles acceptable to the Facility Agent, including IFRS.

"General Assignment" means the general assignment dated 23 December 2016 granted by the Borrower to the Security Agent creating Security over (amongst other things):

(a)	the Earnings, the Insurances and any Requisition Compensation; and

(b)	the First Bareboat Charter and the First Bareboat Charter Guarantee, as amended and supplemented by the Amending and Restating Agreement.

"Group" means the Parent Guarantor and its Subsidiaries for the time being.

"Guarantee" means the guarantee of the Guarantors contained in this Agreement.

"Holding Company" means, in relation to a person, any other person in relation to which it is a Subsidiary.

"IFRS" means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.

"Indemnified Person" has the meaning given to it in Clause 14.2 (Other indemnities).

"Indirect Tax" means any goods and services tax, consumption tax, value added tax or any tax of a similar nature.

"Indirect Tax Group" means two or more companies or limited liability partnerships which register as a single taxable entity for Indirect Tax purposes.

"Insurances" means, in relation to the Vessel:

(a)	all policies and contracts of insurance, including entries of the Vessel in any protection and indemnity or war risks association, effected in relation to the Vessel, the Earnings or otherwise in relation to the Vessel whether before, on or after the date of this Agreement; and

(b)	all rights and other assets relating to, or derived from, any of such policies, contracts or entries, including any rights to a return of premium and any rights in relation to any claim whether or not the relevant policy, contract of insurance or entry has expired on or before the date of this Agreement.

"Interest Period" means, in relation to the Advance or the Loan, each period determined in accordance with Clause 9 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 8.3 (Default interest).

"Interpolated Screen Rate" means, in relation to LIBOR for the Advance, the Loan or any Unpaid Sum, the rate which results from interpolating on a linear basis between:

(a)	the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of the Advance, the Loan or that Unpaid Sum; and

(b)	the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of the Advance, the Loan or that Unpaid Sum, each as of the Specified Time on the Quotation Day for the currency of the Advance, the Loan or that Unpaid Sum.

10

"ISM Code" means the International Safety Management Code for the Safe Operation of Ships and for Pollution Prevention (including the guidelines on its implementation), adopted by the International Maritime Organisation, as the same may be amended or supplemented from time to time.

"ISPS Code" means the International Ship and Port Facility Security (ISPS) Code as adopted by the International Maritime Organization's (IMO) Diplomatic Conference of December 2002, as the same may be amended or supplemented from time to time.

"ISSC" means an International Ship Security Certificate issued under the ISPS Code.

"Legal Reservations" means:

(a)	the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)	the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim;

(c)	similar principles, rights and defences under the laws of any Relevant Jurisdiction; and

(d)	any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion delivered pursuant to Clause 4 (Conditions of Drawdown).

"Lender" means:

(a)	any Original Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party in accordance with Clause 28 (Changes to the Lenders), which in each case has not ceased to be a Party in accordance with this Agreement.

"LIBOR" means, in relation to the Advance, the Loan or any Unpaid Sum:

(a)	the applicable Screen Rate;

(b)	(if no Screen Rate is available for the Interest Period of the Advance, the Loan or that Unpaid Sum), the applicable Interpolated Screen Rate; or

(c)	if:

(i)	no Screen Rate is available for the currency of the Advance, the Loan or that Unpaid Sum); or

(ii)	no Screen Rate is available for the Interest Period of the Advance, the Loan or that Unpaid Sum and it is not possible to calculate an Interpolated Screen Rate for the Advance, the Loan or that Unpaid Sum, the Reference Bank Rate, as of, in the case of paragraphs (a) and (c) above, the Specified Time on the Quotation Day for dollars for the Advance, the Loan or that Unpaid Sum and for a period equal in length to the Interest Period of the Advance, the Loan or that Unpaid Sum and, if any such rate is below zero, LIBOR shall be deemed to be zero.

11

"Limitation Acts" means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984.

"LMA" means the Loan Market Association.

"Loan" means the loan to be made available under the Facility or the aggregate principal amount outstanding for the time being of the borrowings under the Facility.

"Major Casualty" means any casualty to the Vessel in relation to which the claim or the aggregate of the claims against all insurers, before adjustment for any relevant franchise or deductible, exceeds US$500,000 or the equivalent in any other currency.

"Majority Lenders" means:

(a)	if no Advance has yet been made, a Lender or Lenders whose Commitments aggregate more than 66⅔ per cent. of the Total Commitments; or

(b)	at any other time, a Lender or Lenders whose participations in the Loan aggregate more than 66⅔ per cent. of the amount of the Loan then outstanding or, if the Loan has been repaid or prepaid in full, a Lender or Lenders whose participations in the Loan immediately before repayment or prepayment in full aggregate more than 66⅔ per cent. of the Loan immediately before such repayment.

"Manager’s Undertaking" means a letter of undertaking entered into or to be entered into by an Approved Technical Manager in favour of the Security Agent in agreed form.

"Margin" means 2.65 per cent. per annum or otherwise as determined in accordance with paragraph (b)(i) of Clause 6.1 (Repayment of Loan).

"Market Disruption Event" has the meaning given to it in Clause 10.2 (Market disruption).

"Market Value" means, in relation to the Vessel or any other vessel, at any date, the market value of the Vessel or vessel shown by the arithmetic mean of two valuations (or, if there is a discrepancy of 10 per cent or more between those two valuations, three valuations), each addressed to the Facility Agent and prepared:

(a)	unless otherwise specified, as at a date not more than 14 days previously;

(b)	by an Approved Valuer or Approved Valuers, both selected and appointed by the Facility Agent and, where three valuations are required, by a third Approved Valuer selected and appointed by the Borrower (but still addressed to the Facility Agent);

(c)	without physical inspection of the Vessel or vessel; and

(d)	on the basis of a sale for prompt delivery for cash on normal arm's length commercial terms as between a willing seller and a willing buyer, free of any Charter, after deducting the estimated amount of the usual and reasonable expenses which would be incurred in connection with the sale.

"Material Adverse Effect" means in the reasonable opinion of the Majority Lenders a material adverse effect on:

(a)	the business, operations, property, condition (financial or otherwise) or prospects of any member of the Group or the Group as a whole; or

(b)	the ability of any Transaction Obligor to perform its obligations under any Finance Document; or

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(c)	the validity or enforceability of, or the effectiveness or ranking of any Security granted or intended to be granted pursuant to any of, the Finance Documents or the rights or remedies of any Finance Party under any of the Finance Documents.

"Maturity Date" means the date on which the final Repayment Instalment is payable under Clause 6 (Repayment) being the date falling six years or (as the case may be) four years after the Drawdown Date.

"Membership Interests Security" means a document creating security in respect of the membership interests in the Borrower dated 23 December 2016 and made between GSPL and the Security Agent as amended and supplemented by the Amending and Restating Agreement.

"Month" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)	(subject to paragraph (c) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(b)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

(c)	if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.

The above rules will only apply to the last Month of any period.

"Mortgage" means the first priority New Zealand statutory ship mortgage on the Vessel and a deed of covenant collateral to said mortgage in agreed form.

"New Zealand Security Deed" means the specific security deed supplementary to the Mortgage and the Deed of Covenant dated 23 December 2016 and made between the Borrower and the Security Agent as amended and supplemented by the Amending and Restating Agreement.

"Obligor" means the Borrower and each Guarantor.

"Original Financial Statements" means in relation to each Guarantor, the audited consolidated financial statements of that Guarantor for its financial year ended 31 December 2015.

"Overseas Regulations" means the Overseas Companies Regulations 2009 (SI 2009/1801).

"Parallel Debt" means any amount which an Obligor owes to the Security Agent under Clause 31.2 (Parallel Debt (Covenant to pay the Security Agent)) or under that clause as incorporated by reference or in full in any other Finance Document.

"Participating Member State" means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

"Party" means a party to this Agreement.

"Permitted Financial Indebtedness" means:

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(a)	any Financial Indebtedness incurred under the Finance Documents;

(b)	any Financial Indebtedness that is subordinated to all Financial Indebtedness incurred under the Finance Documents pursuant to the Subordination Deed and pursuant to, and is assigned in favour of the Security Agent under, the Subordination and Assignment Agreement.

"Permitted Security" means:

(a)	Security created by the Finance Documents;

(b)	any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances;

(c)	liens for unpaid master's and crew's wages in accordance with usual maritime practice;

(d)	liens for salvage;

(e)	liens for master's disbursements incurred in the ordinary course of trading; and

(f)	any other lien arising by operation of law or otherwise in the ordinary course of the operation, repair or maintenance of the Vessel and not as a result of any default or omission by the Borrower and subject, in the case of liens for repair or maintenance, to Clause 24.16 (Restrictions on chartering, appointment of managers etc.).

"Potential Event of Default" means any event or circumstance specified in Clause 27 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

"Prohibited Person" means any person (whether designated by name or by reason of being included in a class of persons) against whom Sanctions are directed.

"Protected Party" has the meaning given to it in Clause 12.1 (Definitions).

"Quotation Day" means, in relation to any period for which an interest rate is to be determined, two Business Days before the first day of that period unless market practice differs in the Relevant Interbank Market in which case the Quotation Day will be determined by the Facility Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of those days).

"Receiver" means a receiver or receiver and manager or administrative receiver of the whole or any part of the Security Assets.

"Reference Bank Rate" means the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Facility Agent at its request by the Reference Banks as the rate at which the relevant Reference Bank could borrow funds in the London interbank market in dollars for the relevant period, were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in that currency and for that period.

"Reference Banks" means the principal London offices of any three of ICE Benchmark Administration Limited’s (or its successor’s) reference panel banks for dollars (as published by ICE Limited Benchmark Administration Limited or its successor) or such other banks as may be appointed by the Facility Agent in consultation with the Borrower.

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"Related Fund" in relation to a fund (the "first fund"), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

"Relevant Debt Service Reserve Account" has the meaning given to the term "Debt Service Reserve Account" in the facility agreement dated 8 May 2018 in relation to a facility of up to

$100,000,000 and made between, amongst others, (i) GSPL as borrower, (ii) Crédit Agricole Corporate and Investment Bank, DVB Bank SE Singapore Branch and Standard Chartered Bank, Singapore Branch as mandated lead arrangers and (iii) DVB Bank SE Singapore Branch as facility agent and as security agent.

"Relevant Interbank Market" means the London interbank market.

"Relevant Jurisdiction" means, in relation to a Transaction Obligor:

(a)	its jurisdiction of incorporation;

(b)	any jurisdiction where any asset subject to, or intended to be subject to, any of the Transaction Security created, or intended to be created, by it is situated;

(c)	any jurisdiction where it conducts its business; and

(d)	the jurisdiction whose laws govern the perfection of any of the Security Documents entered into by it.

"Repayment Date" means each date on which a Repayment Instalment is required to be paid under Clause 6.1 (Repayment of Loan).

"Repayment Instalment" has the meaning given to it in Clause 6.1 (Repayment of Loan).

"Repeating Representation" means each of the representations set out in Clause 18 (Representations) except Clause 18.11 (Insolvency), Clause 18.12 (No filing or stamp taxes), Clause 18.13 (Deduction of Tax) and Clause 18.18 (No proceedings pending or threatened) and any representation of any Transaction Obligor made in any other Finance Document that is expressed to be a "Repeating Representation" or is otherwise expressed to be repeated.

"Representative" means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.

"Requisition" means:

(a)	any expropriation, confiscation, requisition or acquisition of the Vessel, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a government or official authority (excluding a requisition for hire for a fixed period not exceeding one year without any right to an extension) unless it is within 30 days redelivered to the full control of the Borrower; and

(b)	any arrest, capture, seizure or detention of the Vessel (including any hijacking or theft) unless it is within 30 days redelivered to the full control of the Borrower.

"Requisition Compensation" includes all compensation or other moneys payable by reason of any Requisition.

"Resolution Authority" means any body which has authority to exercise any Write-down and Conversion Powers.

15

"Retention Account" means:

(a)	an account in the name of the Borrower with the Account Bank with account number 2910059138, designated "Retention Account"; or

(b)	any other account (with that or another office of the Account Bank or with a bank or financial institution other than the Account Bank) which is designated by the Facility Agent as the Retention Account of that Borrower for the purposes of this Agreement.

"Safety Management Certificate" has the meaning given to it in the ISM Code.

"Safety Management System" has the meaning given to it in the ISM Code.

"Sanctions" means any economic sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced by:

(a)	the United States government including, but not limited to, the US Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010;

(b)	the United Nations;

(c)	the European Union or its Member States, including without limitation, the United Kingdom;

(d)	New Zealand;

(e)	any country to which any Obligor, or any other member of the Group or any Affiliate of any of them is bound; or

the respective governmental institutions and agencies of any of the foregoing, including without limitation, the Office of Foreign Assets Control of the US Department of Treasure ("OFAC"), the United States Department of State, and her Majesty's Treasury ("HMT") (together "Sanctions Authorities").

"Screen Rate" means the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for dollars for the relevant period displayed on pages LIBOR01 or LIBOR02 of the Reuters screen (or any replacement Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Reuters. If such page or service ceases to be available, the Facility Agent may specify another page or service displaying the relevant rate after consultation with the Borrower.

"Second Bareboat Charter" means the bareboat charterparty agreement dated 1 May 2016, as amended and supplemented by the addendum thereto entered or to be entered into on or about the date of this Agreement, and made between the Second Bareboat Charterer and the First Bareboat Charterer.

"Second Bareboat Charterer" means Silver Fern Shipping Limited, a company incorporated in New Zealand with registered number 628372 whose registered office is at Level 8, Resimac House, 45 Johnston Street, Wellington 6011, New Zealand.

"Secured Liabilities" means all present and future obligations and liabilities, (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of each Transaction Obligor to any Creditor Party under or in connection with each Finance Document.

"Security" means a mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having the effect of conferring security.

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"Security Assets" means all of the assets of the Transaction Obligors which from time to time are, or are expressed to be, the subject of the Transaction Security.

"Security Document" means:

(a)	any Membership Interests Security;

(b)	any Mortgage;

(c)	the Deed of Covenant;

(d)	the General Assignment;

(e)	any Account Security;

(f)	any Manager’s Undertaking;

(g)	the Subordination and Assignment Agreement;

(h)	the Bareboat Charterers’ Assignment and Direct Agreement;

(i)	the New Zealand Security Deed;

(j)	any other document (whether or not it creates Security) which is executed as security for the Secured Liabilities; or

(k)	any other document designated as such by the Facility Agent and the Borrower.

"Security Period" means the period starting on the date of this Agreement and ending on the date on which the Facility Agent is satisfied that there is no outstanding Commitment in force and that the Secured Liabilities have been irrevocably and unconditionally paid and discharged in full.

"Security Property" means:

(a)	the Transaction Security expressed to be granted in favour of the Security Agent as trustee for the Creditor Parties and all proceeds of that Transaction Security;

(b)	all obligations expressed to be undertaken by a Transaction Obligor to pay amounts in relation to the Secured Liabilities to the Security Agent as trustee for the Creditor Parties and secured by the Transaction Security together with all representations and warranties expressed to be given by a Transaction Obligor or any other person in favour of the Security Agent as trustee for the Creditor Parties;

(c)	the Security Agent's interest in any turnover trust created under the Finance Documents;

(d)	any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Agent is required by the terms of the Finance Documents to hold as trustee on trust for the Creditor Parties, except:

(i)	rights intended for the sole benefit of the Security Agent; and

(ii)	any moneys or other assets which the Security Agent has transferred to the Facility Agent or (being entitled to do so) has retained in accordance with the provisions of this Agreement.

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"Selection Notice" means a notice substantially in the form set out in Part B of Schedule 3 (Requests) given in accordance with Clause 9 (Interest Periods).

"Servicing Party" means the Facility Agent or the Security Agent.

"Specified Time" means a time determined in accordance with Schedule 7 (Timetables).

"Subordinated Finance Document" means:

(a)	the Subordinated Loan Agreement; and

(b)	any other document relating to or evidencing Subordinated Liabilities.

"Subordinated Liabilities" means all indebtedness owed or expressed to be owed by the Borrower to GSPL whether under the Subordinated Finance Documents or otherwise.

"Subordinated Loan Agreement" means any loan agreement made between the Borrower and GSPL in relation to intra-group debt owed by the Borrower to GSPL.

"Subordination and Assignment Agreement" means an agreement dated 23 December 2016 and entered into by GSPL, the Borrower and the Security Agent as amended and supplemented by the Amending and Restating Agreement.

"Subordination Deed" means the subordination deed dated 23 December 2016 and entered into by the Borrower, the First Bareboat Charterer, the Second Bareboat Charterer, Commonwealth Bank of Australia ABN 48 123 123 124 and the Security Agent.

"Subsidiary" means a subsidiary within the meaning of section 1159 of the Companies Act 2006.

"Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

"Tax Credit" has the meaning given to it in Clause 12.1 (Definitions).

"Tax Deduction" has the meaning given to it in Clause 12.1 (Definitions).

"Tax Payment" has the meaning given to it in Clause 12.1 (Definitions).

"Third Parties Act" has the meaning given to it in Clause 1.5 (Third party rights).

"Time Charter" means a time charterparty dated 23 July 2015 and made between the Second Bareboat Charterer and the Time Charterer.

"Time Charterer" means Coastal Oil Logistics Limited a company incorporated in New Zealand with registered number 972809 whose registered office is at 10th Floor, The Bayley Building, Gr Brandon Street and Lambton Quay, Wellington 6011.

"Total Commitments" means the aggregate of the Commitments, being US$27,000,000 at the date of this Agreement.

"Total Loss" means:

(a)	actual, constructive, compromised, agreed or arranged total loss of the Vessel; or

(b)	any Requisition.

"Total Loss Date" means, in relation to the Total Loss of the Vessel:

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(a)	in the case of an actual loss of the Vessel, the date on which it occurred or, if that is unknown, the date when the Vessel was last heard of;

(b)	in the case of a constructive, compromised, agreed or arranged total loss of the Vessel, the earlier of:

(i)	the date on which a notice of abandonment is given to the insurers; and

(ii)	the date of any compromise, arrangement or agreement made by or on behalf of the Borrower with the Vessel's insurers in which the insurers agree to treat the Vessel as a total loss; and

(c)	in the case of any other type of Total Loss, the date (or the most likely date) on which it appears to the Facility Agent that the event constituting the total loss occurred.

"Transaction Document" means:

(a)	a Finance Document;

(b)	a Subordinated Finance Document;

(c)	a Bareboat Charter; or

(d)	any other document designated as such by the Facility Agent and the Borrower.

"Transaction Obligor" means each Obligor, each Bareboat Charterer, any Approved Technical Manager who is a member of the Group or any other member of the Group who executes a Transaction Document.

"Transaction Security" means the Security created or evidenced or expressed to be created or evidenced under the Security Documents.

"Transfer Certificate" means a certificate in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Facility Agent and the Borrower.

"Transfer Date" means, in relation to an assignment or a transfer, the later of:

(a)	the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and

(b)	the date on which the Facility Agent executes the relevant Assignment Agreement or Transfer Certificate.

"UK Establishment" means a UK establishment as defined in the Overseas Regulations.

"Unpaid Sum" means any sum due and payable but unpaid by a Transaction Obligor under the Finance Documents.

"US" means the United States of America.

"US Tax Obligor" means:

(a)	a person which is resident for tax purposes in the US; or

(b)	a person some or all of whose payments under the Finance Documents are from sources within the US for US federal income tax purposes.

"Vessel" means the 50,000 dwt MR product tanker named "MATUKU" having IMO number 9657806 and registered in the name of the Borrower under the Approved Flag.

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"Write-down and Conversion Powers" means:

(a)	in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule ; and

(b)	in relation to any other applicable Bail-In Legislation:

(i)	any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and

(ii)	any similar or analogous powers under that Bail-In Legislation.

1.2	Construction

(a)	Unless a contrary indication appears, a reference in this Agreement to:

(i)	the "Account Bank", the "Facility Agent", any "Finance Party", any "Lender", any "Obligor", any "Party", any "Creditor Party", the "Security Agent", any "Transaction Obligor" or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents;

(ii)	"assets" includes present and future properties, revenues and rights of every description;

(iii)	a liability which is "contingent" means a liability which is not certain to arise and/or the amount of which remains unascertained;

(iv)	"document" includes a deed and also a letter, fax or telex;

(v)	"expense" means any kind of cost, charge or expense (including all legal costs, charges and expenses) and any applicable Tax including Indirect Tax;

(vi)	a "Finance Document", a "Security Document" or "Transaction Document" or any other agreement or instrument is a reference to that Finance Document, Security Document or Transaction Document or other agreement or instrument as amended or novated;

(vii)	"indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(viii)	"law" includes any order or decree, any form of delegated legislation, any treaty or international convention and any regulation or resolution of the Council of the European Union, the European Commission, the United Nations or its Security Council;

(ix)	"proceedings" means, in relation to any enforcement provision of a Finance Document, proceedings of any kind, including an application for a provisional or protective measure;

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(x)	a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership or other entity (whether or not having separate legal personality);

(xi)	a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(xii)	a provision of law is a reference to that provision as amended or re-enacted;

(xiii)	a time of day is a reference to Singapore time;

(xiv)	any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of a jurisdiction other than England, be deemed to include that which most nearly approximates in that jurisdiction to the English legal term;

(xv)	words denoting the singular number shall include the plural and vice versa; and

(xvi)	"including" and "in particular" (and other similar expressions) shall be construed as not limiting any general words or expressions in connection with which they are used.

(b)	Section, Clause and Schedule headings are for ease of reference only and are not to be used for the purposes of construction or interpretation of the Finance Documents.

(c)	Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under, or in connection with, any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(d)	A Potential Event of Default is "continuing" if it has not been remedied or waived and an Event of Default is "continuing" if it has not been waived.

1.3	Construction of insurance terms

In this Agreement:

"approved" means, for the purposes of Clause 22 (Insurance Undertakings), approved in writing by the Facility Agent;

"excess risks" means the proportion of claims for general average, salvage and salvage charges not recoverable under the hull and machinery policies in respect of the Vessel in consequence of its insured value being less than the value at which the Vessel is assessed for the purpose of such claims;

"obligatory insurances" means all insurances effected, or which the Borrower is obliged to effect, under Clause 22 (Insurance Undertakings) or any other provision of this Agreement or of another Finance Document;

"policy" includes a slip, cover note, certificate of entry or other document evidencing the contract of insurance or its terms;

"protection and indemnity risks" means the usual risks covered by a protection and indemnity association managed in London, including pollution risks and the proportion (if any) of any sums payable to any other person or persons in case of collision which are not recoverable under the hull and machinery policies by reason of the incorporation in them of clause 6 of the International Hull Clauses (1/11/02 or 1/11/03), clause 8 of the Institute Time Clauses (Hulls) (1/10/83)(1/11/95) or the Institute Amended Running Down Clause (1/10/71) or any equivalent provision; and "war risks" includes the risk of mines and all risks excluded by clause 29 of the International Hull Clauses (1/11/02 or 1/11/03), clause 24 of the Institute Time Clauses (Hulls) (1/11/95) or clause 23 of the Institute Time Clauses (Hulls)(1/10/83).

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1.4	Agreed forms of Finance Documents

References in Clause 1.1 (Definitions) to any Finance Document being in "agreed form" are to that Finance Document:

(a)	in a form attached to a certificate dated the same date as this Agreement (and signed by the Borrower and the Facility Agent); or

(b)	in any other form agreed in writing between the Borrower and the Facility Agent acting with the authorisation of the Majority Lenders or, where Clause 43.2 (All Lender matters) applies, all the Lenders.

1.5	Third party rights

(a)	Unless expressly provided to the contrary in a Finance Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

(c)	Any Receiver, Delegate or any other person described in paragraph (d) of Clause 14.2 (Other indemnities), paragraph (b) of Clause 30.10 (Exclusion of liability) or paragraph (b) of Clause 31.11 (Exclusion of liability) may, subject to this Clause 1.5 (Third party rights) and the Third Parties Act, rely on any Clause of this Agreement which expressly confers rights on it.

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SECTION 2

THE FACILITY

2	THE FACILITY

2.1	The Facility

Subject to the terms of this Agreement, the Lenders agree to make available to the Borrower a dollar term loan facility in an aggregate amount not exceeding the Total Commitments.

2.2	Finance Parties' rights and obligations

(a)	The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)	The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from a Transaction Obligor is a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with paragraph (c) below. The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of the Loan or any other amount owed by a Transaction Obligor which relates to a Finance Party's participation in the Facility or its role under a Finance Document (including any such amount payable to the Facility Agent on its behalf) is a debt owing to that Finance Party by that Transaction Obligor.

(c)	A Finance Party may, except as specifically provided in the Finance Documents, separately enforce its rights under or in connection with the Finance Documents.

3	PURPOSE

3.1	Purpose

The Borrower shall apply all amounts borrowed by it under the Facility only for the purpose of refinancing part of the acquisition cost of the Vessel in an aggregate principal amount not exceeding the lower of:

(a)	US$27,000,000; and

(b)	70 per cent. of the Market Value of the Vessel (as determined not earlier than three weeks before the Drawdown Date and not later than one week before the Drawdown Date, unless otherwise agreed by the Facility Agent).

3.2	Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4	CONDITIONS OF DRAWDOWN

4.1	Conditions precedent to delivery of a Drawdown Request

The Borrower may not deliver a Drawdown Request unless the Facility Agent has received all of the documents and other evidence listed in Part A of Schedule 2 (Conditions Precedent and Subsequent) in form and substance satisfactory to the Facility Agent.

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4.2	Conditions precedent to release of the Advance

The Facility Agent shall only be obliged to release the Advance to the Borrower on the Drawdown Date if:

(a)	on the Drawdown Date and before the Advance is released:

(i)	no Default is continuing or would result from the proposed release; and

(ii)	the Repeating Representations to be made by each Transaction Obligor are true;

(b)	on the Drawdown Date, the Facility Agent has received, or is satisfied that it will receive, all of the documents and other evidence listed in Part B of Schedule 2 (Conditions Precedent and Subsequent) in form and substance satisfactory to the Facility Agent.

4.3	Conditions subsequent

The Borrower undertakes to deliver or cause to be delivered to the Facility Agent within the period stated, the additional documents and other evidence listed in Part C of Schedule 2 (Conditions Precedent and Subsequent) in form and substance satisfactory to the Facility Agent.

4.4	Notification of satisfaction of conditions precedent and subsequent

(a)	The Facility Agent shall notify the Borrower and the Lenders promptly upon being satisfied as to the satisfaction of the conditions precedent and subsequent referred to in Clause 4.1 (Conditions precedent to delivery of a Drawdown Request) and Clause 4.3 (Conditions subsequent).

(b)	Other than to the extent that the Majority Lenders notify the Facility Agent in writing to the contrary before the Facility Agent gives the notification described in paragraph (a) above, the Lenders authorise (but do not require) the Facility Agent to give that notification. The Facility Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

4.5	Waiver of conditions precedent

If the Majority Lenders, at their discretion, permit the Advance to be released before any of the conditions precedent referred to in Clause 4.1 (Conditions precedent to delivery of a Drawdown Request) or 4.2 (Conditions precedent to release of the Advance) has been satisfied, the Borrower shall ensure that that condition is satisfied within five Business Days after the Drawdown Date or such later date as the Facility Agent, acting with the authorisation of the Majority Lenders, may agree in writing with the Borrower.

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SECTION 3

DRAWDOWN

5	DRAWDOWN

5.1	Delivery of a Drawdown Request

The Borrower may utilise the Facility by delivery to the Facility Agent of a duly completed Drawdown Request not later than the Specified Time.

5.2	Completion of a Drawdown Request

(a)	The Drawdown Request is irrevocable and will not be regarded as having been duly completed unless:

(i)	the proposed Drawdown Date is a Business Day within the Availability Period;

(ii)	the currency and amount of the Drawdown comply with Clause 5.3 (Currency and amount); and

(iii)	the proposed Interest Period complies with Clause 9 (Interest Periods).

(b)	Only one Drawdown Request may be delivered.

5.3	Currency and amount

(a)	The currency specified in a Drawdown Request must be dollars.

(b)	The amount of the proposed Advance must be an amount which is not more than the Total Commitments.

(c)	The amount of the proposed Advance must be an amount which would not oblige the Borrower to provide additional security or prepay part of the Advance if the ratio set out in Clause 25 (Security Cover) were applied and notice was given by the Facility Agent under Clause 25.1 (Minimum required security cover) immediately after the Advance was made.

5.4	Lenders' participation

(a)	If the conditions set out in this Agreement have been met, each Lender shall make its participation in the Advance available by the Drawdown Date through its Facility Office.

(b)	The amount of each Lender's participation in the Advance will be equal to the proportion borne by its Commitment to the Total Commitments immediately before making the Advance.

(c)	The Facility Agent shall notify each Lender of the amount of the Advance and the amount of its participation in the Advance by the Specified Time.

5.5	Cancellation of Commitments

The Commitments which are unutilised at the end of the Availability Period shall then be cancelled.

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SECTION 4

REPAYMENT, PREPAYMENT AND CANCELLATION

6	REPAYMENT

6.1	Repayment of Loan

(a)	Subject to paragraph (b) below, the Borrower shall repay the Loan by 24 consecutive quarterly instalments, the first of which shall be repaid on the date falling three Months after the Drawdown Date, each in the following amounts:

(i)	the first 16 such instalments, each in an amount of US$480,000; and

(ii)	the following eight such instalments, each in an amount of US$420,000, (each a "Repayment Instalment"), together with a balloon instalment of US$15,960,000 to be paid concurrently with the final Repayment Instalment.

(b)	On the date falling four years after the Drawdown Date (the "Fourth Anniversary Date") at the option of the Lenders, in their discretion, following consultation with the Borrower, one of the following shall occur:

(i)	The Borrower shall agree an amendment to the Margin to reflect the then current pricing of the Lenders (the "Margin Adjustment"); or

(ii)	the Borrower shall repay the Loan outstanding in full.

If the Margin Adjustment has not been agreed and documented to the satisfaction of the Facility Agent (acting with the authorisation of all of the Lenders) by no later than five Business Days prior to the last day of the Interest Period ending on, or (as the case may be) immediately before, the Fourth Anniversary Date then the Borrower shall repay the Loan outstanding in full on the Fourth Anniversary Date. Any Margin Adjustment shall take effect on and from the Fourth Anniversary Date.

6.2	Reduction of Repayment Instalments

If any part of the Facility is cancelled, the Repayment Instalments falling after that cancellation, starting with the balloon instalment, shall be reduced in inverse chronological order by the amount cancelled.

6.3	Maturity Date

On the Maturity Date, the Borrower shall additionally pay to the Facility Agent for the account of the Finance Parties all other sums then accrued and owing under the Finance Documents.

6.4	Reborrowing

The Borrower may not reborrow any part of the Facility which is repaid.

7	PREPAYMENT AND CANCELLATION

7.1	Illegality

(a)	If it becomes unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in the Advance or the Loan or it becomes unlawful for any Affiliate of a Lender for that Lender to do so:

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(i)	that Lender shall promptly notify the Facility Agent upon becoming aware of that event;

(ii)	upon the Facility Agent notifying the Borrower, the Available Commitment of that Lender will be immediately cancelled; and

(iii)	the Borrower shall prepay that Lender's participation in the Loan on the last day of the Interest Period for the Loan occurring after the Facility Agent has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the Facility Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Lender's corresponding Commitment shall be cancelled in the amount of the participation prepaid.

(b)	Any partial prepayment under this Clause 7.1 (Illegality) shall reduce pro rata the amount of each Repayment Instalment falling after that prepayment,starting with the balloon instalment, by the amount prepaid.

7.2	Automatic cancellation

The unutilised Commitment (if any) of each Lender shall be automatically cancelled at close of business on the date on which the Advance is made available.

7.3	Voluntary prepayment of Loan

(a)	Subject to paragraph (b) below, the Borrower may, if it gives the Facility Agent not less than five Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of the Loan (but, if in part, being an amount that reduces the amount of the Loan by a minimum amount of US$500,000 or a multiple of that amount).

(b)	The Loan may only be prepaid after the last day of the Availability Period (or, if earlier, the day on which the Available Facility is zero).

(c)	Any partial prepayment under this Clause 7.3 (Voluntary prepayment of Loan) shall reduce in inverse chronological order the amount of each Repayment Instalment, starting with the balloon instalment, falling after that prepayment by the amount prepaid.

7.4	Mandatory prepayment on sale or Total Loss

If the Vessel is sold or becomes a Total Loss, the Borrower shall repay the Loan. Such repayment shall be made:

(a)	in the case of a sale of the Vessel, on or before the date on which the sale is completed by delivery of the Vessel to the buyer;

(b)	in the case of any arrest of the Vessel where the Vessel is not within 30 days redelivered to the full control of the Borrower, on or before the date falling 37 days after the date of the arrest of the Vessel; or

(c)	in the case of any other Total Loss, on the earlier of (i) the date falling 90 days after the Total Loss Date and (ii) the date of receipt by the Security Agent of the proceeds of insurance relating to such Total Loss.

7.5	Restrictions

(a)	Any notice of cancellation or prepayment given by any Party under this Clause 7 (Prepayment and Cancellation) shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

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(b)	Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to the fee provided for in Clause 11.3 (Prepayment fee) and any Break Costs, without premium or penalty.

(c)	The Borrower may not reborrow any part of the Facility which is prepaid.

(d)	The Borrower shall not repay or prepay all or any part of the Loan or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

(e)	No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.

(f)	If the Facility Agent receives a notice under this Clause 7 (Prepayment and Cancellation) it shall promptly forward a copy of that notice to either the Borrower or the affected Lender, as appropriate.

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SECTION 5

COSTS OF DRAWDOWN

8	INTEREST

8.1	Calculation of interest

The rate of interest on the Loan or any part of the Loan for each Interest Period is the percentage rate per annum which is the aggregate of:

(a)	the Margin; and

(b)	LIBOR.

8.2	Payment of interest

(a)	The Borrower shall pay accrued interest on the Loan on the last day of each Interest Period (each an "Interest Payment Date").

(b)	If an Interest Period is longer than three Months, the Borrower shall also pay interest then accrued on the Loan on the dates falling at three Monthly intervals after the first day of the Interest Period.

8.3	Default interest

(a)	If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the Unpaid Sum from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is 2 per cent. per annum higher than the rate which would have been payable if the Unpaid Sum had, during the period of non-payment, constituted part of a Loan in the currency of the Unpaid Sum for successive Interest Periods, each of a duration selected by the Facility Agent. Any interest accruing under this Clause 8.3 (Default interest) shall be immediately payable by the Obligor on demand by the Facility Agent.

(b)	If an Unpaid Sum consists of all or part of the Loan which became due on a day which was not the last day of an Interest Period relating to the Loan:

(i)	the first Interest Period for that Unpaid Sum shall have a duration equal to the unexpired portion of the current Interest Period relating to the Loan; and

(ii)	the rate of interest applying to that Unpaid Sum during that first Interest Period shall be 2 per cent. per annum higher than the rate which would have applied if that Unpaid Sum had not become due.

(c)	Default interest (if unpaid) accruing on an Unpaid Sum will be compounded with the Unpaid Sum at the end of each Interest Period applicable to that Unpaid Sum but will remain immediately due and payable.

8.4	Notification of rates of interest

The Facility Agent shall promptly notify the Lenders and the Borrower of the determination of a rate of interest under this Agreement.

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9	INTEREST PERIODS

9.1	Selection of Interest Periods

(a)	The first Interest Period for the Loan as specified in the Drawdown Request shall be three Months from the Drawdown Date or such other period as may be agreed in accordance with paragraph (e) below.

(b)	Subject to paragraphs (e) and (g) below, the Borrower may select each subsequent Interest Period in respect of the Loan in a Selection Notice.

(c)	Each Selection Notice is irrevocable and must be delivered to the Facility Agent by the Borrower not later than the Specified Time.

(d)	If the Borrower fails to deliver a Selection Notice to the Facility Agent in accordance with paragraphs (b) and (c) above, the relevant Interest Period will, subject to Clause 9.2 (Changes to Interest Periods) and paragraph (g) below, be three Months.

(e)	Subject to this Clause 9 (Interest Periods), the Borrower may select an Interest Period of three Months or any other period (up to a maximum of 12 Months) agreed between the Borrower and the Facility Agent (acting on the instructions of all the Lenders).

(f)	An Interest Period in respect of the Loan shall not extend beyond the Maturity Date.

(g)	In respect of a Repayment Instalment, an Interest Period for a part of the Loan equal to such Repayment Instalment shall end on the Repayment Date relating to it if such date is before the end of the Interest Period then current.

(h)	Subject to paragraph (i) below, the first Interest Period for the Loan shall start on the Drawdown Date and each subsequent Interest Period shall start on the last day of the preceding Interest Period.

(i)	Except for the purposes of paragraph (g) above, the Loan shall have one Interest Period only at any time.

9.2	Changes to Interest Periods

(a)	If after the Borrower has selected and the Lenders have agreed an Interest Period longer than six Months, any Lender notifies the Facility Agent within two Business Days after the Specified Time relating to the relevant Drawdown Request or Selection Notice that it is not satisfied that deposits in dollars for a period equal to the Interest Period will be available to it in the Relevant Interbank Market when the Interest Period commences, the Facility Agent shall shorten the Interest Period to six Months.

(b)	If the Facility Agent makes any change to an Interest Period referred to in this Clause 9.2 (Changes to Interest Periods), it shall promptly notify the Borrower and the Lenders.

9.3	Non-Business Days

If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

10	CHANGES TO THE CALCULATION OF INTEREST

10.1	Absence of quotations

Subject to Clause 10.2 (Market disruption), if LIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by the Specified Time on the Quotation Day, the applicable LIBOR shall be determined on the basis of the quotations of the remaining Reference Banks.

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10.2	Market disruption

(a)	If a Market Disruption Event occurs in relation to the Advance or the Loan for any Interest Period, then the rate of interest on each Lender's share of the Advance or the Loan for the Interest Period shall be the rate per annum which is the sum of:

(i)	the Margin; and

(ii)	the rate notified to the Facility Agent by that Lender as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Lender of funding its participation in the Advance or the Loan from whatever source it may reasonably select.

(b)	In this Agreement "Market Disruption Event" means:

(i)	at or about noon on the Quotation Day for the relevant Interest Period, LIBOR is to be determined by reference to the Reference Banks and none or only one of the Reference Banks supplies a rate to the Facility Agent to determine LIBOR for dollars for the relevant Interest Period; or

(ii)	before close of business in London on the Quotation Day for the relevant Interest Period, the Facility Agent receives notifications from a Lender or Lenders (whose participations in the Loan exceed 25 per cent. of the Loan) that the cost to it or them of obtaining matching deposits in the Relevant Interbank Market would be in excess of LIBOR; or

(iii)	at least one Business Day before the start of an Interest Period, the Facility Agent receives notification from a Lender (the "Affected Lender") that for any reason it is unable to obtain dollars in the Relevant Interbank Market in order to fund its participation in the Advance or the Loan.

10.3	Alternative basis of interest or funding, suspension

(a)	If a Market Disruption Event occurs and the Facility Agent or the Borrower so requires, the Facility Agent and the Borrower shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest or (as the case may be) an alternative basis for funding.

(b)	Any substitute or alternative basis agreed pursuant to paragraph (a) above shall, with the prior consent of all the Lenders and the Borrower, be binding on all Parties to the Finance Documents.

(c)	If a Market Disruption Event occurs before the Advance is made:

(i)	in circumstances falling within sub-paragraph (i) of paragraph (b) of Clause 10.2 (Market disruption) or sub-paragraph (ii) of paragraph (b) of Clause 10.2 (Market disruption), the Lenders' obligation to make the Advance; or

(ii)	in circumstances falling within sub-paragraph (iii) of paragraph (b) of Clause 10.2 (Market disruption), the Affected Lender's obligation to participate in the Advance, shall be suspended while the circumstances giving rise to the Market Disruption Event continue.

10.4	Break Costs

(a)	The Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of the Loan or Unpaid Sum being paid by the Borrower on a day other than the last day of an Interest Period for the Loan or Unpaid Sum.

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(b)	Each Lender shall, as soon as reasonably practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue.

11	FEES

11.1	Commitment fee

(a)	The Borrower shall pay to the Facility Agent (for the account of each Lender) a fee computed at the rate of 1.1 per cent. per annum on that Lender's Available Commitment from time to time for the Availability Period.

(b)	The accrued commitment fee is payable on the last day of each successive period of three Months which ends during the Availability Period, on the last day of the Availability Period and, if cancelled, on the cancelled amount of the relevant Lender's Commitment at the time the cancellation is effective.

11.2	Upfront fee

The Borrower shall pay to the Facility Agent an upfront fee in the amount and at the times agreed in a Fee Letter.

11.3	Prepayment fee

(a)	Subject to paragraph (c) below, the Borrower must pay to the Facility Agent for the account of each Lender a prepayment fee on the date of prepayment of all or any part of the Loan.

(b)	The amount of the prepayment fee is:

(i)	if the prepayment occurs on or before the first anniversary of the Closing Date, three per cent. of the amount prepaid;

(ii)	if the prepayment occurs after the first but on or before the second anniversary of the Closing Date, two per cent. of the amount prepaid;

(iii)	if the prepayment occurs after the second but on or before the third anniversary of the Closing Date, one per cent. of the amount prepaid; and

(iv)	if the prepayment occurs after the third anniversary of the Closing Date half of one per cent. of the amount prepaid; and

(c)	No prepayment fee shall be payable under this Clause if the prepayment is made under:

(i)	Clause 7.1 (Illegality);

(ii)	Clause 7.3 (Voluntary prepayment of Loan) if the prepayment is the result of a refinancing in relation to which the Facility Agent is party as facility agent;

(iii)	Clause 7.4 (Mandatory prepayment on sale or Total Loss) in the case of a sale, unless the sale is to a member of the Group or any of their respective Affiliates; or

(iv)	Clause 25.2 (Provision of additional security; prepayment).

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SECTION 6

ADDITIONAL PAYMENT OBLIGATIONS

12	TAX GROSS UP AND INDEMNITIES

12.1	Definitions

(a)	In this Agreement:

"Protected Party" means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

"Tax Credit" means a credit against, relief or remission for, or repayment of any Tax.

"Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.

"Tax Payment" means either the increase in a payment made by an Obligor to a Finance Party under Clause 12.2 (Tax gross-up) or a payment under Clause 12.3 (Tax indemnity).

(b)	Unless a contrary indication appears, in this Clause 12 (Tax Gross Up and Indemnities) reference to "determines" or "determined" means a determination made in the absolute discretion of the person making the determination.

12.2	Tax gross-up

(a)	Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

(b)	The Borrower shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Facility Agent accordingly. Similarly, a Lender shall notify the Facility Agent on becoming so aware in respect of a payment payable to that Lender. If the Facility Agent receives such notification from a Lender it shall notify the Borrower and that Obligor.

(c)	If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)	If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(e)	Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Facility Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

12.3	Tax indemnity

(a)	The Obligors shall (within three Business Days of demand by the Facility Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.

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(b)	Paragraph (a) above shall not apply:

(i)	with respect to any Tax assessed on a Finance Party:

(A)	under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(B)	under the law of the jurisdiction in which that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction, if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

(ii)	to the extent a loss, liability or cost:

(A)	is compensated for by an increased payment under Clause 12.2 (Tax gross- up); or

(B)	relates to a FATCA Deduction required to be made by a Party.

(c)	A Protected Party making, or intending to make, a claim under paragraph (a) above shall promptly notify the Facility Agent of the event which will give, or has given, rise to the claim, following which the Facility Agent shall notify the Obligors.

(d)	A Protected Party shall, on receiving a payment from an Obligor under this Clause 12.3 (Tax indemnity), notify the Facility Agent.

12.4	Tax Credit

If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)	a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was received; and

(b)	that Finance Party has obtained, utilised and retained that Tax Credit, the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

12.5	Stamp taxes

The Obligors shall pay and, within three Business Days of demand, indemnify each Creditor Party against any cost, loss or liability which that Creditor Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.

12.6	Indirect Tax

(a)	All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for Indirect Tax purposes are deemed to be exclusive of any Indirect Tax which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if Indirect Tax is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the Indirect Tax, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the Indirect Tax (and such Finance Party must promptly provide an appropriate Indirect Tax invoice to that Party).

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(b)	If Indirect Tax is or becomes chargeable on any supply made by any Finance Party (the "Supplier") to any other Finance Party (the "Recipient") under a Finance Document, and any Party other than the Recipient (the "Relevant Party") is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):

(i)	(where the Supplier is the person required to account to the relevant tax authority for the Indirect Tax) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the Indirect Tax. The Recipient must (where this sub-paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the Indirect Tax chargeable on that supply; and

(ii)	(where the Recipient is the person required to account to the relevant tax authority for the Indirect Tax) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the Indirect Tax chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that Indirect Tax.

(c)	Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part of it as represents Indirect Tax, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such Indirect Tax from the relevant tax authority.

(d)	Any reference in this Clause 12.6 (Indirect Tax) to any Party shall, at any time when such Party is treated as a member of a group for Indirect Tax purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term "representative member" to have the same meaning as in the Value Added Tax Act 1994).

(e)	In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party's Indirect Tax registration and such other information as is reasonably requested in connection with such Finance Party's Indirect Tax reporting requirements in relation to such supply.

12.7	FATCA Information

(a)	Subject to paragraph (c) below, each Party shall, within 10 Business Days of a reasonable request by another Party:

(i)	confirm to that other Party whether it is:

(A)	a FATCA Exempt Party; or

(B)	not a FATCA Exempt Party; and

(ii)	supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and

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(iii)	supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliance with any other law, regulation, or exchange of information regime.

(b)	If a Party confirms to another Party pursuant to sub-paragraph (i) of paragraph (a) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)	Paragraph (a) above shall not oblige any Finance Party to do anything and sub-paragraph (iii) of paragraph (a) above shall not oblige any other Party to do anything which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any fiduciary duty; or

(iii)	any duty of confidentiality.

(d)	If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with sub-paragraphs (i) or (ii) of paragraph (a) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

12.8	FATCA Deduction

(a)	Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)	Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify each Obligor and the Facility Agent and the Facility Agent shall notify the other Finance Parties.

13	INCREASED COSTS

13.1	Increased costs

(a)	Subject to Clause 13.3 (Exceptions), the Borrower shall, within three Business Days of a demand by the Facility Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation; or

(ii)	compliance with any law or regulation made, after the date of this Agreement.

(b)	In this Agreement, "Increased Costs" means:

(i)	a reduction in the rate of return from the Facility or on a Finance Party's (or its Affiliate's) overall capital;

(ii)	an additional or increased cost; or

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(iii)	a reduction of any amount due and payable under any Finance Document, which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document.

13.2	Increased cost claims

(a)	A Finance Party intending to make a claim pursuant to Clause 13.1 (Increased costs) shall notify the Facility Agent of the event giving rise to the claim, following which the Facility Agent shall promptly notify the Borrower.

(b)	Each Finance Party shall, as soon as practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Increased Costs.

13.3	Exceptions

Clause 13.1 (Increased costs) does not apply to the extent any Increased Cost is:

(a)	attributable to a Tax Deduction required by law to be made by an Obligor;

(b)	attributable to a FATCA Deduction required to be made by a Party;

(c)	compensated for by Clause 12.3 (Tax indemnity) (or would have been compensated for under Clause 12.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 12.3 (Tax indemnity) applied);

(d)	compensated for by any payment made pursuant to Clause 14.3 (Mandatory Cost); or

(e)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation.

14	OTHER INDEMNITIES

14.1	Currency indemnity

(a)	If any sum due from an Obligor under the Finance Documents (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of:

(i)	making or filing a claim or proof against that Obligor; or

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, that Obligor shall, as an independent obligation, on demand, indemnify each Creditor Party to which that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

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14.2	Other indemnities

(a)	Each Obligor shall, on demand, indemnify each Creditor Party against any cost, loss or liability incurred by it as a result of:

(i)	the occurrence of any Event of Default;

(ii)	a failure by a Transaction Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 33 (Sharing among the Finance Parties);

(iii)	funding, or making arrangements to fund, its participation in the Advance or the Loan requested by the Borrower in a Drawdown Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Creditor Party alone); or

(iv)	the Loan (or part of the Loan) not being prepaid in accordance with a notice of prepayment given by the Borrower.

(b)	Each Obligor shall, on demand, indemnify each Finance Party, each Affiliate of a Finance Party and each officer or employee of a Finance Party or its Affiliate (each such person for the purposes of this Clause 14.2 (Other indemnities) an "Indemnified Person"), against any cost, loss or liability incurred by that Indemnified Person pursuant to or in connection with any litigation, arbitration or administrative proceedings or regulatory enquiry, in connection with or arising out of the entry into and the transactions contemplated by the Finance Documents, having the benefit of any Security constituted by the Finance Documents or which relates to the condition or operation of, or any incident occurring in relation to, the Vessel unless such cost, loss or liability is caused by the gross negligence or wilful misconduct of that Indemnified Person.

(c)	Without limiting, but subject to any limitations set out in paragraph (b) above, the indemnity in paragraph (b) above shall cover any cost, loss or liability incurred by each Indemnified Person in any jurisdiction:

(i)	arising or asserted under or in connection with any law relating to safety at sea, the ISM Code, any Environmental Law or any Sanctions; or

(ii)	in connection with any Environmental Claim.

(d)	Any Affiliate or any officer or employee of a Finance Party or of any of its Affiliates may rely on this Clause 14.2 (Other indemnities) subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Act.

14.3	Mandatory Cost

The Borrower shall, on demand by the Facility Agent, pay to the Facility Agent for the account of the relevant Lender, such amount which any Lender certifies in a notice to the Facility Agent to be its good faith determination of the amount necessary to compensate it for complying with:

(a)	in the case of a Lender lending from a Facility Office in a Participating Member State, the minimum reserve requirements (or other requirements having the same or similar purpose) of the European Central Bank or any other authority or agency which replaces all or any of its functions) in respect of loans made from that Facility Office; and

(b)	in the case of any Lender lending from a Facility Office in the United Kingdom, any reserve asset, special deposit or liquidity requirements (or other requirements having the same or similar purpose) of the Bank of England (or any other governmental authority or agency) and/or paying any fees to the Financial Conduct Authority and/or the Prudential Regulation Authority (or any other governmental authority or agency which replaces all or any of their functions), which, in each case, is referable to that Lender's participation in the Loan.

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14.4	Indemnity to the Facility Agent

Each Obligor shall, on demand, indemnify the Facility Agent against:

(a)	any cost, loss or liability incurred by the Facility Agent (acting reasonably) as a result of:

(i)	investigating any event which it reasonably believes is a Default; or

(ii)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or

(iii)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under the Finance Documents; and

(b)	any cost, loss or liability incurred by the Facility Agent (otherwise than by reason of the Facility Agent's gross negligence or wilful misconduct) or, in the case of any cost, loss or liability pursuant to Clause 34.11 (Disruption to Payment Systems etc.) notwithstanding the Facility Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Facility Agent in acting as Facility Agent under the Finance Documents.

14.5	Indemnity to the Security Agent

(a)	Each Obligor shall, on demand, indemnify the Security Agent and every Receiver and Delegate against any cost, loss or liability incurred by any of them:

(i)	in relation to or as a result of:

(A)	any failure by the Borrower to comply with its obligations under Clause 16 (Costs and Expenses);

(B)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised;

(C)	the taking, holding, protection or enforcement of the Finance Documents and the Transaction Security;

(D)	the exercise of any of the rights, powers, discretions, authorities and remedies vested in the Security Agent and each Receiver and Delegate by the Finance Documents or by law;

(E)	any default by any Transaction Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents;

(F)	any action by any Transaction Obligor which vitiates, reduces the value of, or is otherwise prejudicial to, the Transaction Security; and

(G)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under the Finance Documents.

(ii)	acting as Security Agent, Receiver or Delegate under the Finance Documents or which otherwise relates to any of the Security Property or the performance of the terms of this Agreement or the other Finance Documents (otherwise, in each case, than by reason of the relevant Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct).

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(b)	The Security Agent and every Receiver and Delegate may, in priority to any payment to the Creditor Parties, indemnify itself out of the Security Assets in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 14.5 (Indemnity to the Security Agent) and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all monies payable to it.

15	MITIGATION BY THE FINANCE PARTIES

15.1	Mitigation

(a)	Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 7.1 (Illegality), Clause 12 (Tax Gross Up and Indemnities), Clause 13 (Increased Costs) or paragraph (a) of Clause 14.3 (Mandatory Cost).

(b)	Paragraph (a) above does not in any way limit the obligations of any Transaction Obligor under the Finance Documents.

15.2	Limitation of liability

(a)	Each Obligor shall, on demand, indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 15.1 (Mitigation).

(b)	A Finance Party is not obliged to take any steps under Clause 15 (Mitigation by the Finance Parties) if either:

(i)	a Default has occurred and is continuing; or

(ii)	in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

16	COSTS AND EXPENSES

16.1	Transaction expenses

The Obligors shall, on demand, pay the Facility Agent and the Security Agent the amount of all costs and expenses (including legal fees) reasonably incurred by any Creditor Party in connection with the negotiation, preparation, printing, execution, syndication and perfection of:

(a)	this Agreement and any other documents referred to in this Agreement;

(b)	the Transaction Security; and

(c)	any other Finance Documents executed after the date of this Agreement.

16.2	Amendment costs

If:

(a)	a Transaction Obligor requests an amendment, waiver or consent; or

(b)	an amendment is required pursuant to Clause 34.9 (Change of currency); or

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(c)	a Transaction Obligor requests, and the Security Agent agrees to, the release of all or any part of the Security Assets from the Transaction Security, the Obligors shall, on demand, reimburse each of the Facility Agent and the Security Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by each Creditor Party in responding to, evaluating, negotiating or complying with that request or requirement.

16.3	Enforcement and preservation costs

The Obligors shall, on demand, pay to each Creditor Party the amount of all costs and expenses (including legal fees) incurred by that Creditor Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document or the Transaction Security and with any proceedings instituted by or against that Creditor Party as a consequence of it entering into a Finance Document, taking or holding the Transaction Security, or enforcing those rights.

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SECTION 7

GUARANTEE

17	GUARANTEE AND INDEMNITY

17.1	Guarantee and indemnity

Each Guarantor irrevocably and unconditionally:

(a)	guarantees to each Finance Party punctual performance by the Borrower of all the Borrower's obligations under the Finance Documents;

(b)	undertakes with each Finance Party that whenever the Borrower does not pay any amount when due under or in connection with any Finance Document, it shall immediately on demand pay that amount as if it were the principal obligor; and

(c)	agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of the Borrower not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by a Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 17 (Guarantee and Indemnity) if the amount claimed had been recoverable on the basis of a guarantee.

17.2	Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Transaction Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

17.3	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Transaction Obligor or any security for those obligations or otherwise) is made by a Creditor Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Guarantor under this Clause 17 (Guarantee and Indemnity) will continue or be reinstated as if the discharge, release or arrangement had not occurred.

17.4	Waiver of defences

The obligations of each Guarantor under this Clause 17 (Guarantee and Indemnity) and in respect of any Transaction Security will not be affected or discharged by an act, omission, matter or thing which, but for this Clause 17.4 (Waiver of defences), would reduce, release or prejudice any of its obligations under this Clause 17 (Guarantee and Indemnity) or in respect of any Transaction Security (without limitation and whether or not known to it or any Creditor Party) including:

(a)	any time, waiver or consent granted to, or composition with, any Transaction Obligor or other person;

(b)	the release of any other Transaction Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect or delay in perfecting, or refusal or neglect to take up or enforce, or delay in taking or enforcing any rights against, or security over assets of, any Transaction Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

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(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of a Transaction Obligor or any other person;

(e)	any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including, without limitation, any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or

(g)	any insolvency or similar proceedings.

17.5	Immediate recourse

Each Guarantor waives any right it may have of first requiring any Creditor Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person (including without limitation to commence any proceedings under any Finance Document or to enforce any Transaction Security) before claiming or commencing proceedings under this Clause 17 (Guarantee and Indemnity). This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

17.6	Appropriations

Until all amounts which may be or become payable by the Transaction Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Creditor Party (or any trustee or agent on its behalf) may:

(a)	refrain from applying or enforcing any other moneys, security or rights held or received by that Creditor Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and neither Guarantor shall be entitled to the benefit of the same; and

(b)	hold in an interest-bearing suspense account any moneys received from either Guarantor or on account of that Guarantor's liability under this Clause 17 (Guarantee and Indemnity).

17.7	Deferral of Guarantors’ rights

All rights which either Guarantor at any time has (whether in respect of this guarantee, a mortgage or any other transaction) against the Borrower, any other Transaction Obligor or their respective assets shall be fully subordinated to the rights of the Creditor Parties under the Finance Documents and until the end of the Security Period and unless the Facility Agent otherwise directs, neither Guarantor will exercise any rights which it may have (whether in respect of any Finance Document to which it is a Party or any other transaction) by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 17 (Guarantee and Indemnity):

(a)	to be indemnified by a Transaction Obligor;

(b)	to claim any contribution from any third party providing security for, or any other guarantor of, any Transaction Obligor's obligations under the Finance Documents;

(c)	to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Creditor Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Creditor Party;

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(d)	to bring legal or other proceedings for an order requiring any Transaction Obligor to make any payment, or perform any obligation, in respect of which the Guarantors have given a guarantee, undertaking or indemnity under Clause 17.1 (Guarantee and indemnity);

(e)	to exercise any right of set-off against any Transaction Obligor; and/or

(f)	to claim or prove as a creditor of any Transaction Obligor in competition with any Creditor Party.

If either Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Creditor Parties by the Transaction Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Creditor Parties and shall promptly pay or transfer the same to the Facility Agent or as the Facility Agent may direct for application in accordance with Clause 34 (Payment Mechanics).

17.8	Additional security

This guarantee and any other Security given by either Guarantor is in addition to and is not in any way prejudiced by, and shall not prejudice, any other guarantee or Security or any other right of recourse now or subsequently held by any Creditor Party or any right of set-off or netting or right to combine accounts in connection with the Finance Documents.

17.9	Applicability of provisions of Guarantee to other Security

Clauses 17.2 (Continuing guarantee), 17.3 (Reinstatement), 17.4 (Waiver of defences), 17.5 (Immediate recourse), 17.6 (Appropriations), 17.7 (Deferral of Guarantors’ rights) and 17.8 (Additional security) shall apply, with any necessary modifications, to any Security which either Guarantor creates (whether at the time at which it signs this Agreement or at any later time) to secure the Secured Liabilities or any part of them.

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SECTION 8

REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

18	REPRESENTATIONS

18.1	General

Each Obligor makes the representations and warranties set out in this Clause 18 (Representations) to each Finance Party on the date of this Agreement.

18.2	Status

(a)	It is a limited liability company, duly incorporated and validly existing in good standing under the law of its jurisdiction of incorporation.

(b)	It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted.

18.3	Membership interest and ownership

(a)	The Borrower's membership interests are 100 per cent. held by GSPL free of any Security or any other claim by GSPL.

(b)	None of the membership interests in the Borrower is subject to any option to purchase, pre- emption rights or similar rights.

18.4	Share capital and ownership of GSPL

The legal title to and beneficial interest in the shares in GSPL is held free of any Security directly or indirectly by the Parent Guarantor.

18.5	Binding obligations

Subject to the Legal Reservations, the obligations expressed to be assumed by it in each Transaction Document to which it is a party are legal, valid, binding and enforceable obligations.

18.6	Validity, effectiveness and ranking of Security

(a)	Each Finance Document to which it is a party does now or, as the case may be, will upon execution and delivery and, where applicable, registration as provided for in that Finance Document create, subject to the Legal Reservations, the Security it purports to create over any assets to which such Security, by its terms, relates, and such Security will, when created or intended to be created, be valid and effective.

(b)	No third party has or will have any Security (except for Permitted Security) over any assets that are the subject of any Transaction Security granted by it.

(c)	The Transaction Security granted by it to the Security Agent or any other Creditor Party has or will when created or intended to be created have first ranking priority or such other priority it is expressed to have in the Finance Documents and is not subject to any prior ranking or pari passu ranking security.

(d)	No concurrence, consent or authorisation of any person is required for the creation of or otherwise in connection with any Transaction Security.

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18.7	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, each Transaction Document to which it is a party do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	the constitutional documents of any member of the Group; or

(c)	any agreement or instrument binding upon it or any member of the Group or any member of the Group's assets or constitute a default or termination event (however described) under any such agreement or instrument.

18.8	Power and authority

(a)	It has the power to enter into, perform and deliver, and has taken all necessary action to authorise:

(i)	its entry into, performance and delivery of, each Transaction Document to which it is or will be a party and the transactions contemplated by those Transaction Documents; and

(ii)	in the case of the Borrower, its registration of the Vessel under the Approved Flag.

(b)	No limit on its powers will be exceeded as a result of the borrowing, granting of security or giving of guarantees or indemnities contemplated by the Transaction Documents to which it is a party.

18.9	Validity and admissibility in evidence

All Authorisations required or desirable:

(a)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Transaction Documents to which it is a party; and

(b)	to make the Transaction Documents to which it is a party admissible in evidence in its Relevant Jurisdictions, have been obtained or effected and are in full force and effect.

18.10	Governing law and enforcement

(a)	Subject to the Legal Reservations, the choice of governing law of each Transaction Document to which it is a party will be recognised and enforced in its Relevant Jurisdictions.

(b)	Subject to the Legal Reservations, any judgment obtained in relation to a Transaction Document to which it is a party in the jurisdiction of the governing law of that Transaction Document will be recognised and enforced in its Relevant Jurisdictions.

18.11	Insolvency

No:

(a)	corporate action, legal proceeding or other procedure or step described in paragraph (a) of Clause 27.8 (Insolvency proceedings); or

(b)	creditors' process described in Clause 27.9 (Creditors' process), has been taken or, to its knowledge, threatened in relation to a member of the Group; and none of the circumstances described in Clause 27.7 (Insolvency) applies to a member of the Group.

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18.12	No filing or stamp taxes

Under the laws of its Relevant Jurisdictions it is not necessary that the Finance Documents to which it is a party be registered, filed, recorded, notarised or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to the Finance Documents to which it is a party or the transactions contemplated by those Finance Documents except:

(a)	registration of the Membership Interest Security with the Accounting and Corporate Regulatory Authority of Singapore, which filings will be made in Singapore promptly after the date of the relevant Finance Documents; and

(b)	any other filing, recording or enrolling or any tax or fee payable in relation to any Finance Document which is referred to in any legal opinion delivered pursuant to Clause 4 (Conditions of Drawdown) and which will be made or paid promptly after the date of the relevant Finance Document.

18.13	Deduction of Tax

It is not required to make any Tax Deduction from any payment it may make under any Finance Document to which it is a party.

18.14	No default

(a)	No Event of Default and, on the date of this Agreement, the Drawdown Date, no Default is continuing or might reasonably be expected to result from the making of the Drawdown or the release of the Advance by the Prepositioning Bank (on the instructions of the Facility Agent) or the entry into, the performance of, or any transaction contemplated by, any Transaction Document.

(b)	No other event or circumstance is outstanding which constitutes a default or a termination event (however described) under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which its (or any of its Subsidiaries') assets are subject (and which, in the case of the Parent Guarantor, has or is reasonably likely to have a Material Adverse Effect).

18.15	No misleading information

(a)	Any factual information provided by any member of the Group for the purposes of this Agreement was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated.

(b)	The financial projections contained in any such information have been prepared on the basis of recent historical information and on the basis of reasonable assumptions.

(c)	Nothing has occurred or been omitted from any such information and no information has been given or withheld that results in any such information being untrue or misleading in any material respect.

18.16	Financial Statements

(a)	In relation to each Guarantor, its Original Financial Statements were prepared in accordance with GAAP consistently applied.

(b)	In relation to each Guarantor, its Original Financial Statements give a true and fair view of its financial condition as at the end of the relevant financial year and results of operations during the relevant financial year.

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(c)	There has been no material adverse change in its assets, business or financial condition (or the assets, business or consolidated financial condition of the Group, in the case of each Guarantor) since 31 December 2015.

(d)	Its most recent financial statements delivered pursuant to Clause 19.2 (Financial statements):

(i)	have been prepared in accordance with Clause 19.4 (Requirements as to financial statements); and

(ii)	give a true and fair view of (if audited) or fairly represent (if unaudited) its financial condition as at the end of the relevant financial year and operations during the relevant financial year (consolidated in the case of the Guarantor).

(e)	Since the date of the most recent financial statements delivered pursuant to Clause 19.2 (Financial statements) there has been no material adverse change in its business, assets or financial condition (or the business or consolidated financial condition of the Group, in the case of the Guarantor).

18.17	Pari passu ranking

Its payment obligations under the Finance Documents to which it is a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

18.18	No proceedings pending or threatened

No litigation, arbitration or administrative proceedings or investigations (including proceedings or investigations relating to any alleged or actual breach of the ISM Code or of the ISPS Code) of or before any court, arbitral body or agency have (to the best of its knowledge and belief (having made due and careful enquiry)) been started or threatened against it or any of its Subsidiaries and which, in the case of the Parent Guarantor and GSPL, (i) has or is reasonably likely to have a Material Adverse Effect and (ii) relates to a claim or claims for a total value in aggregate of over US$200,000, but in all cases excluding any claim that is fully covered by an insurance policy held in the name of the relevant Obligor and that Obligor has provided the Facility Agent with evidence in form and substance acceptable to the Facility Agent of such insurance coverage.

18.19	Validity and completeness of the Transaction Documents

(a)	Each of the Transaction Documents to which each Transaction Obligor (other than the Bareboat Charterers) is a party constitutes legal, valid, binding and enforceable obligations of each Transaction Obligor (other than the Bareboat Charterers).

(b)	The copies of the Transaction Documents delivered to the Facility Agent before the date of this Agreement are true and complete copies.

(c)	No amendments or additions to the Transaction Documents have been agreed nor has any Transaction Obligor waived any of its respective rights under the Transaction Documents.

18.20	Valuations

(a)	All information supplied by it or on its behalf to an Approved Valuer for the purposes of a valuation delivered to the Facility Agent in accordance with this Agreement was true and accurate as at the date it was supplied or (if appropriate) as at the date (if any) at which it is stated to be given.

(b)	It has not omitted to supply any information to an Approved Valuer which, if disclosed, would adversely affect any valuation prepared by such Approved Valuer.

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(c)	There has been no change to the factual information provided pursuant to paragraph (a) above in relation to any valuation between the date such information was provided and the date of that valuation which, in either case, renders that information untrue or misleading in any material respect.

18.21	No breach of laws

It has not (and no member of the Group has) breached any law or regulation which breach has or is reasonably likely to have a Material Adverse Effect.

18.22	No Charter

The Vessel is not subject to any Charter other than the Bareboat Charters and the Time Charter.

18.23	Compliance with Environmental Laws

All Environmental Laws relating to the ownership, operation and management of the Vessel and the business of each member of the Group (as now conducted and as reasonably anticipated to be conducted in the future) and the terms of all Environmental Approvals have been complied with.

18.24	No Environmental Claim

No Environmental Claim has been made or threatened against any member of the Group or the Vessel.

18.25	No Environmental Incident

No Environmental Incident has occurred and no person has claimed that an Environmental Incident has occurred.

18.26	ISM and ISPS Code compliance

All requirements of the ISM Code and the ISPS Code as they relate to the Borrower, any Approved Technical Manager and the Vessel have been complied with.

18.27	Taxes paid

(a)	It is not and no other member of the Group is materially overdue in the filing of any Tax returns and it is not (and no other member of the Group is) overdue in the payment of any amount in respect of Tax.

(b)	No claims or investigations are being, or are reasonably likely to be, made or conducted against it (or any other member of the Group) with respect to Taxes.

18.28	Financial Indebtedness

The Borrower does not have any Financial Indebtedness outstanding other than as permitted by this Agreement.

18.29	Overseas companies

No Obligor has delivered particulars, whether in its name stated in the Finance Documents or any other name, of any UK Establishment to the Registrar of Companies as required under the Overseas Regulations or, if it has so registered, it has provided to the Facility Agent sufficient details to enable an accurate search against it to be undertaken by the Lenders at the Companies Registry.

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18.30	Good title to assets

It and each other member of the Group has good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business as presently conducted.

18.31	Ownership

(a)	The Borrower is the sole legal and beneficial owner of all rights and interests which any Charter and the Bareboat Charterers’ Assignment and Direct Agreement creates in favour of the Borrower.

(b)	The Borrower is the sole legal and beneficial owner of the Vessel, the Earnings and the Insurances.

(c)	With effect on and from the date of its creation or intended creation, each Transaction Obligor will be the sole legal and beneficial owner of any asset that is the subject of any Transaction Security created or intended to be created by such Transaction Obligor.

(d)	The constitutional documents of each Obligor do not and could not restrict or inhibit any transfer of the membership interests of the Borrower on creation or enforcement of the security conferred by the Security Documents.

18.32	Centre of main interests and establishments

For the purposes of The Council of the European Union Regulation No. 1346/2000 on Insolvency Proceedings (the "Regulation"), its centre of main interest (as that term is used in Article 3(1) of the Regulation) is situated in its jurisdiction of incorporation and it has no "establishment" (as that term is used in Article 2(h) of the Regulation) in any other jurisdiction.

18.33	Place of business

No Obligor has a principal or registered place of business in any country other than as disclosed to the Facility Agent in writing, and agreed to by the Lenders, on or around the date of this Agreement.

18.34	No employee or pension arrangements

The Borrower does not have any employees or any liabilities under any pension scheme.

18.35	Sanctions

(a)	No Transaction Obligor:

(i)	and no director or officer of a Transaction Obligor, is a Prohibited Person;

(ii)	is owned or controlled by or acting directly or indirectly on behalf of or for the benefit of, a Prohibited Person; or

(iii)	owns or controls a Prohibited Person.

(b)	No proceeds of the Loan shall be made available, directly or indirectly, to or for the benefit of a Prohibited Person nor shall they be otherwise directly or indirectly, applied in a manner or for a purpose prohibited by Sanctions.

18.36	US Tax Obligor

No Obligor is a US Tax Obligor.

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18.37	Repetition

The Repeating Representations are deemed to be made by each Obligor by reference to the facts and circumstances then existing on the date of the Drawdown Request, the Drawdown Date and the first day of each Interest Period.

19	INFORMATION UNDERTAKINGS

19.1	General

The undertakings in this Clause 19 (Information Undertakings) remain in force throughout the Security Period unless the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders), may otherwise permit.

19.2	Financial statements

(a)	Subject to paragraph (b) below, the Borrower shall supply to the Facility Agent in sufficient copies for all the Lenders:

(i)	as soon as they become available, but in any event within 180 days after the end of each of its financial years, the audited consolidated financial statements of each Guarantor for that financial year; and

(ii)	as soon as the same become available, but in any event within 90 days after the end of the first half of each of its financial years, the unaudited consolidated financial statement of each Guarantor for that financial half year.

(b)	To the extent that the financial statements and other information required to be provided by each Obligor to the Facility Agent under paragraph (a) above are published on the internet by, or on behalf of such Obligor, such statements and information must be made immediately available to the Facility Agent.

19.3	Compliance Certificate

(a)	GSPL shall supply to the Facility Agent, with each set of financial statements delivered pursuant to sub-paragraph (i) or sub-paragraph (ii) of paragraph (a) of Clause 19.2 (Financial statements), a Compliance Certificate setting out (in reasonable detail) computations as to compliance with Clause 20 (Financial Covenants) as at the date as at which those financial statements were drawn up.

(b)	Each Compliance Certificate shall be signed by two directors of GSPL and (as appropriate) by the Guarantors’ auditors.

19.4	Requirements as to financial statements

(a)	Each set of financial statements delivered by the Borrower pursuant to Clause 19.2 (Financial statements) shall be certified by a director of the company as giving a true and fair view (if audited) or fairly representing (if unaudited) its financial condition and operations as at the date as at which those financial statements were drawn up.

(b)	The Borrower shall procure that each set of financial statements of an Obligor delivered pursuant to Clause 19.2 (Financial statements) includes or is supplemented by the most up to date details of all off-balance sheet and time charter hire commitments.

(c)	The Borrower shall procure that each set of financial statements of an Obligor delivered pursuant to Clause 19.2 (Financial statements) is prepared using GAAP, accounting practices and financial reference periods which, in relation to each Guarantor, are consistent with those applied in the preparation of the Original Financial Statements unless, in relation to any set of financial statements, it notifies the Facility Agent that there has been a change in GAAP, the accounting practices or reference periods and its auditors (or, if appropriate, the auditors of the Obligor) deliver to the Facility Agent:

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(i)	a description of any change necessary for those financial statements to reflect the GAAP, accounting practices and reference periods upon which that Guarantor's Original Financial Statements were prepared; and

(ii)	sufficient information, in form and substance as may be reasonably required by the Facility Agent, to enable the Lenders to determine whether Clause 20 (Financial Covenants) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and that Guarantor's Original Financial Statements.

Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.

19.5	Information: miscellaneous

Each Obligor shall and shall procure that each other Transaction Obligor (to the extent, in the case of the Bareboat Charterers, it is entitled to do so under the terms of the Bareboat Charters) shall supply to the Facility Agent (in sufficient copies for all the Lenders, if the Facility Agent so requests):

(a)	all documents dispatched by it to its shareholders (or any class of them) or its creditors generally at the same time as they are dispatched;

(b)	promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings or investigations (including proceedings or investigations relating to any alleged or actual breach of the ISM Code or of the ISPS Code) which are current, threatened or pending against any member of the Group and which, in the case of the Parent Guarantor, has or is reasonably likely to have a Material Adverse Effect;

(c)	promptly, its constitutional documents where these have been amended or varied, subject to the consent of the Facility Agent if applicable as provided for in paragraph (b) of Clause 21.24 (Constitutional documents);

(d)	promptly, such further information and/or documents regarding:

(i)	the Vessel, goods transported on the Vessel, the Earnings or the Insurances;

(ii)	the Security Assets;

(iii)	compliance of the Transaction Obligors with the terms of the Finance Documents;

(iv)	the financial condition, business and operations of any member of the Group, as any Finance Party (through the Facility Agent) may reasonably request; and

(e)	promptly, such further information and/or documents as any Finance Party (through the Facility Agent) may reasonably request so as to enable such Finance Party to comply with any laws applicable to it or as may be required by any regulatory authority.

19.6	Notification of Default

(a)	Each Obligor shall notify the Facility Agent (i) of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor); and (ii) promptly upon becoming aware of the same, of any breach of any Sanctions applicable to the Vessel, any Transaction Obligor or any party to any agreement relating to the Vessel.

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(b)	Promptly upon a request by the Facility Agent, the Borrower shall supply to the Facility Agent a certificate signed by two of its directors or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

19.7	Use of websites

(a)	Each Obligor may satisfy its obligation under the Finance Documents to which it is a party to deliver any information in relation to those Lenders (the "Website Lenders") which accept this method of communication by posting this information onto an electronic website designated by the Borrower and the Facility Agent (the "Designated Website") if:

(i)	the Facility Agent expressly agrees (after consultation with each of the Lenders) that it will accept communication of the information by this method;

(ii)	both the relevant Obligor and the Facility Agent are aware of the address of and any relevant password specifications for the Designated Website; and

(iii)	the information is in a format previously agreed between the relevant Obligor and the Facility Agent.

If any Lender (a "Paper Form Lender") does not agree to the delivery of information electronically then the Facility Agent shall notify the Obligors accordingly and each Obligor shall supply the information to the Facility Agent (in sufficient copies for each Paper Form Lender) in paper form. In any event each Obligor shall supply the Facility Agent with at least one copy in paper form of any information required to be provided by it.

(b)	The Facility Agent shall supply each Website Lender with the address of and any relevant password specifications for the Designated Website following designation of that website by the Obligors or any of them and the Facility Agent.

(c)	An Obligor shall promptly upon becoming aware of its occurrence notify the Facility Agent if:

(i)	the Designated Website cannot be accessed due to technical failure;

(ii)	the password specifications for the Designated Website change;

(iii)	any new information which is required to be provided under this Agreement is posted onto the Designated Website;

(iv)	any existing information which has been provided under this Agreement and posted onto the Designated Website is amended; or

(v)	if that Obligor becomes aware that the Designated Website or any information posted onto the Designated Website is or has been infected by any electronic virus or similar software.

If an Obligor notifies the Facility Agent under sub-paragraph (i) or (v) of paragraph (c) above, all information to be provided by the Obligors under this Agreement after the date of that notice shall be supplied in paper form unless and until the Facility Agent and each Website Lender is satisfied that the circumstances giving rise to the notification are no longer continuing.

(d)	Any Website Lender may request, through the Facility Agent, one paper copy of any information required to be provided under this Agreement which is posted onto the Designated Website. The Obligors shall comply with any such request within 10 Business Days.

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19.8	"Know your customer" checks

(a)	If:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(ii)	any change in the status of a Transaction Obligor (including, without limitation, a change of ownership of a Transaction Obligor) after the date of this Agreement; or

(iii)	a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer, obliges a Finance Party (or, in the case of sub-paragraph (iii) above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of any Finance Party supply, or procure the supply of, such documentation and other evidence as is reasonably requested by a Servicing Party (for itself or on behalf of any other Finance Party) or any Lender (for itself or, in the case of the event described in sub-paragraph (iii) above, on behalf of any prospective new Lender) in order for such Finance Party or, in the case of the event described in sub-paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(b)	Each Lender shall promptly upon the request of a Servicing Party supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Servicing Party (for itself) in order for that Servicing Party to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

20	FINANCIAL COVENANTS

20.1	Financial covenants

The Borrower will ensure that the consolidated financial position of the Group shall at all times during the Security Period be such that:

(a)	Book Value Net Worth is not less than US$250,000,000 in 2017 and 2018, not less than US$265,000,000 in 2019 and 2020 and not less than US$275,000,000 thereafter;

(b)

Cash and Cash Equivalents of not less than US$30,000,000 unencumbered cash, including the minimum cash balance in the Relevant Debt Service Reserve Account, but not including (for the avoidance of doubt) the minimum cash balance to be maintained in the Retention Account pursuant to Clause 26.9 (Minimum balance on Retention Account) or any other amount in the Retention Account as a result of the operation of Clause 26.4 (Monthly retentions); and

(c)	the ratio of Debt to Market Adjusted Tangible Fixed Assets shall be not more than 75 per cent.

20.2	Financial covenant definitions

In this Clause 20 (Financial Covenants):

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"Book Value Net Worth" means the aggregate amount (without double counting) of the book value of the following:

(a)	the amounts paid up, or credited as paid up, on the issued share capital of the Group;

(b)	any credit balance on the consolidated profit and loss account of the Group; and

(c)	any amount standing to the credit of any other consolidated capital and revenue reserves of the Group including any share premium account and capital redemption reserve, less the aggregate amount (without double counting) of the following:

(a)	any debt balance on the consolidated profit and loss account of the Group; and

(b)	any reserves attributable to interests of minority shareholders in any subsidiary (whether direct or indirect) of the Group, all as determined in accordance with IFRS applied in the preparation of the Latest Accounts but adjusted by:

(i)	deducting any dividend or other distribution declared, recommended or made by the Group;

(ii)	deducting any amount attributable to goodwill or any other intangible asset;

(iii)	reflecting any variation required to be made to the asset value attributable to any ship owned by the Group in order to reflect the book value of any such ship;

(iv)	excluding any amount attributable to deferred taxation;

(v)	excluding any amount attributable to minority interests; and

(vi)	eliminating inconsistencies (if any) between the accounting principles;

"Cash and Cash Equivalents" means the cash and cash equivalents set out in the Latest Accounts;

"Debt" means the aggregate (without double counting) of secured or unsecured bank loans, finance lease obligations, bonds and any other financial obligations included as a liability on the balance sheet in terms of IFRS, but excluding the mark to market of swaps and other derivative instruments and excluding contingent liabilities as shown in the Latest Accounts;

"Latest Accounts" means, at any date, the audited consolidated accounts of the Group most recently delivered to the Facility Agent under paragraph (a) of Clause 19.2 (Financial statements); and

"Market Adjusted Tangible Fixed Assets" means the aggregate of the book value of:

(a)	ships (including ships under construction) either wholly or partially owned by the Group; and

(b)	land and buildings either wholly or partially owned by the Group, as stated in the Latest Accounts adjusted by such amount to reflect the current open market value of such assets evidenced to the Facility Agent’s satisfaction and acceptable to the Lenders.

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20.3	Favoured nations

(a)	The Borrower undertakes to procure that the Finance Parties shall receive equal treatment with creditors under any other financing which any Obligor (other than the Parent Guarantor) or any other member of the Group has entered or will enter into in relation to any financial covenant on terms similar to those set out in this Clause 20 (Financial Covenants) which that Obligor or any other member of the Group provide.

(b)	Accordingly, should the Borrower provide to any other creditor additional or more favourable financial covenants than those which the Finance Parties have been provided under this Clause 20 (Financial Covenants), the Borrower shall advise the Facility Agent of those financial covenants and, if required, shall enter into such documentation supplemental to the Finance Documents as the Facility Agent may require in order to achieve parity with the lenders under such other financing.

(c)	For the avoidance of doubt this Clause 20.3 (Favoured nations) shall not apply to any commercial terms applicable to any financing rating to pricing and interest rates, tenor or fees.

21	GENERAL UNDERTAKINGS

21.1	General

The undertakings in this Clause 21 (General Undertakings) remain in force throughout the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.

21.2	Authorisations

Each Obligor shall, and shall procure that each other Transaction Obligor will, promptly:

(a)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(b)	supply certified copies to the Facility Agent of, any Authorisation required under any law or regulation of a Relevant Jurisdiction or the state of the Approved Flag at any time of the Vessel to enable it to:

(i)	perform its obligations under the Transaction Documents to which it is a party;

(ii)	ensure the legality, validity, enforceability or admissibility in evidence in any Relevant Jurisdiction or in the state of the Approved Flag at any time of the Vessel or any Transaction Document to which it is a party; and

(iii)	own and operate the Vessel (in the case of the Borrower).

21.3	Compliance with laws

Each Obligor shall comply in all respects with all laws and regulations to which it may be subject, if failure so to comply has or is reasonably likely to have a Material Adverse Effect.

21.4	Environmental compliance

Each Obligor shall, and shall procure that each other Transaction Obligor will, and each Guarantor shall ensure that each other member of the Group will:

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(a)	comply with all Environmental Laws;

(b)	obtain, maintain and ensure compliance with all requisite Environmental Approvals;

(c)	implement procedures to monitor compliance with and to prevent liability under any Environmental Law, where failure to do so has or is reasonably likely to have a Material Adverse Effect.

21.5	Environmental claims

Each Obligor shall, and shall procure that each other Transaction Obligor will, (through the Guarantor), promptly upon becoming aware of the same, inform the Facility Agent in writing of:

(a)	any Environmental Claim against any member of the Group which is current, pending or threatened; and

(b)	any facts or circumstances which are reasonably likely to result in any Environmental Claim being commenced or threatened against any member of the Group, where the claim, if determined against that member of the Group, has or is reasonably likely to have a Material Adverse Effect.

21.6	Taxation

(a)	Each Obligor shall and each Guarantor shall ensure that each other member of the Group will pay and discharge all Taxes imposed upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that:

(i)	such payment is being contested in good faith;

(ii)	adequate reserves are maintained for those Taxes and the costs required to contest them have been disclosed in its latest financial statements delivered to the Facility Agent under Clause 19.2 (Financial statements); and

(iii)	such payment can be lawfully withheld.

(b)	No Obligor shall change its residence for Tax purposes.

21.7	Overseas companies

Each Obligor shall promptly inform the Facility Agent if it delivers to the Registrar particulars required under the Overseas Regulations of any UK Establishment and it shall comply with any directions given to it by the Facility Agent regarding the recording of any Transaction Security on the register which it is required to maintain under The Overseas Companies (Execution of Documents and Registration of Charges) Regulations 2009.

21.8	Pari passu ranking

Each Obligor shall ensure that at all times any unsecured and unsubordinated claims of a Finance Party against it under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies.

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21.9	Title

(a)	The Borrower shall hold the legal title to, and own the entire beneficial interest in:

(i)	the First Bareboat Charter and its assignment under the Bareboat Charterers’ Assignment and Direct Agreement;

(ii)	its Earnings and Insurances; and

(iii)	with effect on and from its creation or intended creation, any other assets the subject of any Transaction Security created or intended to be created by the Borrower.

(b)	Each Guarantor shall hold the legal title to, and own the entire beneficial interest in with effect on and from its creation or intended creation, any assets the subject of any Transaction Security created or intended to be created by it.

21.10	Negative pledge

(a)	The Borrower shall not create or permit to subsist any Security over any of its assets or revenues.

(b)	The Borrower shall not:

(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor;

(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)	enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(iv)	enter into any other preferential arrangement having a similar effect, in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(c)	Paragraphs (a) and (b) above do not apply to any Permitted Security.

21.11	Disposals

(a)	The Borrower shall not, enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset (including without limitation the Vessel, the Earnings or the Insurances).

(b)	Paragraph (a) above does not apply to any Charter to which Clause 24.16 (Restrictions on chartering, appointment of managers etc.) applies.

21.12	Merger

No Obligor shall enter into any amalgamation, demerger, merger, consolidation or corporate reconstruction.

21.13	Change of business

(a)	Each Guarantor shall procure that no substantial change is made to the general nature of the business of that Guarantor or the Group from that carried on at the date of this Agreement.

(b)	The Borrower shall not engage in any business other than the ownership and operation of the Vessel.

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21.14	Financial Indebtedness

The Borrower shall not incur or permit to be outstanding any Financial Indebtedness except Permitted Financial Indebtedness.

21.15	Expenditure

The Borrower shall not incur any expenditure, except for general administration expenditure reasonably incurred in the ordinary course of its business and expenditure reasonably incurred in the ordinary course of owning, operating, maintaining and repairing the Vessel.

21.16	Membership interests

The Borrower shall not:

(a)	purchase, cancel or diversify any of its membership interests;

(b)	issue any further membership interests, except to GSPL and provided such membership interests are made subject to the terms of the Membership Interests Security immediately upon the issue thereof in a manner satisfactory to the Security Agent and the terms of the Membership Interests Security are complied with; or

(c)	appoint any further director or officer (unless the provisions of the Membership Interests Security are complied with).

21.17	Dividends

(a)	The Borrower shall not make or pay any dividend or other distribution (in cash or in kind) in respect of its membership interests.

(b)	GSPL shall not make or pay any dividend or other distribution (in cash or in kind) in respect of its share capital following the occurrence of a Default which is continuing or where the making or payment of such dividend or distribution would (i) cause a breach of Clause 20 (Financial Covenants) or (ii) otherwise cause a Default.

21.18	Accounts

The Borrower shall not open or maintain any account with any bank or financial institution except the Accounts.

21.19	Other transactions

The Borrower shall not:

(a)	be the creditor in respect of any loan or any form of credit to any person other than where such loan or form of credit is Permitted Financial Indebtedness;

(b)	give or allow to be outstanding any guarantee or indemnity to or for the benefit of any person in respect of any obligation of any other person or enter into any document under which it assumes any liability of any other person other than any guarantee or indemnity given under the Finance Documents.

(c)	enter into any material agreement other than:

(i)	the Transaction Documents to which it is a party;

(ii)	any other agreement expressly allowed under any other term of this Agreement; and

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(d)	enter into any transaction on terms which are, in any respect, less favourable to the Borrower than those which it could obtain in a bargain made at arms' length; or

(e)	acquire any shares or other securities other than US or UK Treasury bills and certificates of deposit issued by major North American or European banks.

21.20	Unlawfulness, invalidity and ranking; Security imperilled

No Obligor shall, and the Obligors shall procure that no other Transaction Obligor will, do (or fail to do) or cause or permit another person to do (or omit to do) anything which is likely to:

(a)	make it unlawful for a Transaction Obligor to perform any of its obligations under the Transaction Documents;

(b)	cause any obligation of a Transaction Obligor under the Transaction Documents to cease to be legal, valid, binding or enforceable;

(c)	cause any Transaction Document to cease to be in full force and effect;

(d)	cause any Transaction Security to rank after, or lose its priority to, any other Security; and

(e)	imperil or jeopardise the Transaction Security.

21.21	Separate corporate existence

The Borrower shall maintain separate corporate existence and identity, shall keep separate records, books and accounts and shall not co-mingle its assets nor become a member of a Indirect Tax Group.

21.22	Accounting reference date

No Obligor shall change its year end accounting reference date.

21.23	Securitisation

Each Obligor shall, assist the Facility Agent and/or any Lender in achieving a successful securitisation (or similar transaction) in respect of the Facility and the Finance Documents and such Obligor's reasonable costs for providing such assistance shall be met by the relevant Lender. The Borrower, if requested by the Facility Agent, shall provide documentation evidencing the purchase price of the Vessel when acquired by the Borrower.

21.24	Constitutional documents

(a)	Without prejudice to Clause 21.16 (Membership interests) and the terms of any Membership Interests Security, no Obligor shall allow any amendment or variation to its constitutional documents unless such amendment or variation would clearly be immaterial to this Agreement and the other Finance Documents.

(b)	For the avoidance of doubt, the Borrower shall not change its name.

21.25	Further assurance

(a)	Each Obligor shall (and each Guarantor shall procure that each member of the Group will) promptly, and in any event within the time period specified by the Security Agent do all such acts (including procuring or arranging any registration, notarisation or authentication or the giving of any notice) or execute or procure execution of all such documents (including assignments, transfers, mortgages, charges, notices, instructions, acknowledgments, proxies and powers of attorney), as the Security Agent may specify (and in such form as the Security Agent may require in favour of the Security Agent or its nominee(s)):

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(i)	to create, perfect, vest in favour of the Security Agent or protect the priority of the Security or any right of any kind created or intended to be created under or evidenced by the Finance Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security) or for the exercise of any rights, powers and remedies of the Security Agent, any Receiver or the Creditor Parties provided by or pursuant to the Finance Documents or by law;

(ii)	to confer on the Security Agent or confer on the Creditor Parties Security over any property and assets of that Obligor located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Finance Documents;

(iii)	to facilitate or expedite the realisation and/or sale of, the transfer of title to or the grant of, any interest in or right relating to the assets which are, or are intended to be, the subject of the Transaction Security or to exercise any power specified in any Finance Document in respect of which the Security has become enforceable; and/or

(iv)	to enable or assist the Security Agent to enter into any transaction to commence, defend or conduct any proceedings and/or to take any other action relating to any item of the Security Property.

(b)	Each Obligor shall (and each Guarantor shall procure that each member of the Group will) take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Security Agent or the Creditor Parties by or pursuant to the Finance Documents.

(c)	At the same time as an Obligor delivers to the Security Agent any document executed by itself pursuant to this Clause 21.25 (Further assurance), that Obligor shall deliver to the Security Agent reasonable evidence that that Obligor's execution of such document has been duly authorised by it.

22	INSURANCE UNDERTAKINGS

22.1	General

The undertakings in this Clause 22 (Insurance Undertakings) remain in force throughout the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.

22.2	Maintenance of obligatory insurances

The Borrower shall keep the Vessel insured at its expense, or shall procure that the Vessel is insured by the Bareboat Charterers (or either of them), against:

(a)	hull and machinery plus freight interest and hull interest and/or increased value and any other usual marine risks (including excess risks);

(b)	war risks (including the London Blocking and Trapping addendum or its equivalent);

(c)	protection and indemnity risks (including liability for oil pollution for an amount of no less than US$1,000,000,000 and excess war risk P&I cover) on standard Club Rules, covered by a Protection and Indemnity association which is a member of the International Group of Protection and Indemnity Associations (or, if the International Group ceases to exist, any other leading protection and indemnity association or other leading provider of protection and indemnity insurance) (including, without limitation, the proportion (if any) of any collision liability not covered under the terms of the hull cover);

(d)	freight, demurrage and defence; and

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(e)	any other risks against which the Facility Agent considers, having regard to practices and other circumstances prevailing at the relevant time, it would be reasonable for the Borrower to insure and which are specified by the Facility Agent by notice to the Borrower.

22.3	Terms of obligatory insurances

The Borrower shall effect such insurances (or, as the case may be, shall procure that such insurances are effected):

(a)	in dollars;

(b)	in the case of hull and machinery and usual marine risks and war risks, in an amount on an agreed value basis at least the greater of:

(i)	120 per cent. of the Loan; and

(ii)	the Market Value of the Vessel;

(c)	in the case of oil pollution liability risks, for an aggregate amount equal to the highest level of cover from time to time available under basic protection and indemnity club entry and in the international marine insurance market but such amount shall not be less than US$1,000,000,000;

(d)	in the case of protection and indemnity risks, in respect of the full tonnage of the Vessel;

(e)	in the case of the hull and machinery insurance, on the basis that the deductible is not higher than the Major Casualty figure;

(f)	in the case where the Vessel is insured on a fleet policy, on the basis that each vessel insured on that fleet policy is deemed to be insured on an individual basis;

(g)	on approved terms; and

(h)	through Approved Brokers and with approved insurance companies and/or underwriters or, in the case of war risks and protection and indemnity risks, in approved war risks and protection and indemnity risks associations.

22.4	Further protections for the Finance Parties

In addition to the terms set out in Clause 22.3 (Terms of obligatory insurances), the Borrower shall procure that the obligatory insurances shall:

(a)	subject always to paragraph (b), name no-one other than the Borrower, the First Bareboat Charterer and the Second Bareboat Charterer as co-assureds unless the interest of every other named insured is limited:

(i)	in respect of any obligatory insurances for hull and machinery and war risks;

(A)	to any provable out-of-pocket expenses that it has incurred and which form part of any recoverable claim on underwriters; and

(B)	to any third party liability claims where cover for such claims is provided by the policy (and then only in respect of discharge of any claims made against it); and

(ii)	in respect of any obligatory insurances for protection and indemnity risks, to any recoveries it is entitled to make by way of reimbursement following discharge of any third party liability claims made specifically against it;

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and every other such named insured has undertaken in writing to the Security Agent (in such form as it requires) that any deductible shall be apportioned between the Borrower, the First Bareboat Charterer, the Second Bareboat Charterer, and every other named insured in proportion to the gross claims made or paid by each of them and that it shall do all things necessary and provide all documents, evidence and information to enable the Security Agent to collect or recover any moneys which at any time become payable in respect of the obligatory insurances;

(b)	whenever the Facility Agent requires, name (or be amended to name) the Security Agent as additional named insured for its rights and interests, warranted no operational interest and with full waiver of rights of subrogation against the Security Agent, but without the Security Agent being liable to pay (but having the right to pay) premiums, calls or other assessments in respect of such insurance;

(c)	name the Security Agent as loss payee with such directions for payment as the Facility Agent may specify;

(d)	provide that all payments by or on behalf of the insurers under the obligatory insurances to the Security Agent shall be made without set off, counterclaim or deductions or condition whatsoever;

(e)	provide that the obligatory insurances shall be primary without right of contribution from other insurances which may be carried by the Security Agent or any other Finance Party; and

(f)	provide that the Security Agent may make proof of loss if the Borrower fails to do so.

22.5	Renewal of obligatory insurances

The Borrower shall:

(a)	at least 10 days before the expiry of any obligatory insurance:

(i)	notify the Facility Agent of the Approved Brokers (or other insurers) and any protection and indemnity or war risks association through or with which the Borrower, or (as the case may be) the relevant Bareboat Charterer, proposes to renew that obligatory insurance and of the proposed terms of renewal; and

(ii)	obtain the Facility Agent’s approval to the matters referred to in sub-paragraph (i) of paragraph (a) above;

(b)	at least 14 days before the expiry of any obligatory insurance, renew, or (as the case may be) procure the renewal of, that obligatory insurance in accordance with the Facility Agent's approval pursuant to paragraph (a) above; and

(c)	procure that the Approved Brokers and/or the approved war risks and protection and indemnity associations with which such a renewal is effected shall promptly after the renewal notify the Facility Agent in writing of the terms and conditions of the renewal.

22.6	Copies of policies; letters of undertaking

The Borrower shall ensure that the Approved Brokers provide the Security Agent with:

(a)	pro forma copies of all policies relating to the obligatory insurances which they are to effect or renew; and

(b)	a letter or letters or undertaking in a form required by the Facility Agent and including undertakings by the Approved Brokers that:

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(i)	they will have endorsed on each policy, immediately upon issue, a loss payable clause and a notice of assignment complying with the provisions of Clause 22.4 (Further protections for the Finance Parties);

(ii)	they will hold such policies, and the benefit of such insurances, to the order of the Security Agent in accordance with such loss payable clause;

(iii)	they will advise the Security Agent immediately of any material change to the terms of the obligatory insurances;

(iv)	they will, if they have not received notice of renewal instructions from the Borrower, the First Bareboat Charterer or (as the case may be) the Second Bareboat Charterer, or their respective agents, notify the Security Agent not less than 14 days before the expiry of the obligatory insurances;

(v)	if they receive instructions to renew the obligatory insurances, they will promptly notify the Facility Agent of the terms of the instructions;

(vi)	they will not set off against any sum recoverable in respect of a claim relating to the Vessel under such obligatory insurances any premiums or other amounts due to them or any other person whether in respect of the Vessel or otherwise, they waive any lien on the policies, or any sums received under them, which they might have in respect of such premiums or other amounts and they will not cancel such obligatory insurances by reason of non-payment of such premiums or other amounts; and

(vii)	they will arrange for a separate policy to be issued in respect of the Vessel forthwith upon being so requested by the Facility Agent.

22.7	Copies of certificates of entry

The Borrower shall ensure that any protection and indemnity and/or war risks associations in which the Vessel is entered provide the Security Agent with:

(a)	a certified copy of the certificate of entry for the Vessel;

(b)	a letter or letters of undertaking in such form as may be required by the Facility Agent; and

(c)	a certified copy of each certificate of financial responsibility for pollution by oil or other Environmentally Sensitive Material issued by the relevant certifying authority in relation to the Vessel.

22.8	Deposit of original policies

The Borrower shall ensure that all policies relating to obligatory insurances are deposited with the Approved Brokers through which the insurances are effected or renewed.

22.9	Payment of premiums

The Borrower shall punctually pay, or (as the case may be) procure payment by the relevant Bareboat Charterer of, all premiums or other sums payable in respect of the obligatory insurances and produce all relevant receipts when so required by the Facility Agent or the Security Agent.

22.10	Guarantees

The Borrower shall ensure that any guarantees required by a protection and indemnity or war risks association are promptly issued and remain in full force and effect.

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22.11	Compliance with terms of insurances

(a)	The Borrower shall not do nor omit to do (nor permit to be done or not to be done) any act or thing which would or might render any obligatory insurance invalid, void, voidable or unenforceable or render any sum payable under an obligatory insurance repayable in whole or in part.

(b)	Without limiting paragraph (a) above, the Borrower shall:

(i)	take all necessary action and comply with all requirements which may from time to time be applicable to the obligatory insurances, and (without limiting the obligation contained in sub-paragraph (iii) of paragraph (b) of Clause 22.6 (Copies of policies; letters of undertaking)) ensure that the obligatory insurances are not made subject to any exclusions or qualifications to which the Facility Agent has not given its prior approval;

(ii)	not make any changes relating to the classification or classification society or manager or operator of the Vessel approved by the underwriters of the obligatory insurances;

(iii)	make (and promptly supply copies to the Facility Agent of) all quarterly or other voyage declarations which may be required by the protection and indemnity risks association in which the Vessel is entered to maintain cover for trading to the United States of America and Exclusive Economic Zone (as defined in the United States Oil Pollution Act 1990 or any other applicable legislation); and

(iv)	not employ the Vessel, nor allow it to be employed, otherwise than in conformity with the terms and conditions of the obligatory insurances, without first obtaining the consent of the insurers and complying with any requirements (as to extra premium or otherwise) which the insurers specify.

22.12	Alteration to terms of insurances

The Borrower shall not make or agree to any alteration to the terms of any obligatory insurance or waive any right relating to any obligatory insurance.

22.13	Settlement of claims

The Borrower shall:

(a)	not settle, compromise or abandon any claim under any obligatory insurance for Total Loss or for a Major Casualty; and

(b)	do all things necessary and provide all documents, evidence and information to enable the Security Agent to collect or recover any moneys which at any time become payable in respect of the obligatory insurances.

22.14	Provision of copies of communications

The Borrower shall provide the Security Agent, at the time of each such communication, with copies of all written communications between the Borrower and:

(a)	the Approved Brokers;

(b)	the approved protection and indemnity and/or war risks associations; and

(c)	the approved insurance companies and/or underwriters, which relate directly or indirectly to:

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(i)	the Borrower's obligations relating to the obligatory insurances including, without limitation, all requisite declarations and payments of additional premiums or calls; and

(ii)	any credit arrangements made between the Borrower and any of the persons referred to in paragraphs (a) or (b) above relating wholly or partly to the effecting or maintenance of the obligatory insurances.

22.15	Provision of information

The Borrower shall promptly provide the Facility Agent (or any persons which it may designate) with any information which the Facility Agent (or any such designated person) requests for the purpose of:

(a)	obtaining or preparing any report from an independent marine insurance broker as to the adequacy of the obligatory insurances effected or proposed to be effected; and/or

(b)	effecting, maintaining or renewing any such insurances as are referred to in Clause 22.16 (Mortgagee's interest, additional perils and mortgagee's rights insurances) or dealing with or considering any matters relating to any such insurances, and the Borrower shall, forthwith upon demand, indemnify the Facility Agent in respect of all fees and other expenses incurred by or for the account of the Facility Agent in connection with any such report as is referred to in paragraph (a) above.

22.16	Mortgagee's interest, additional perils and mortgagee's rights insurances

The Security Agent shall be entitled from time to time to effect, maintain and renew:

(a)	a mortgagee's interest insurance in an amount equal to 120 per cent. of the Loan;

(b)	a mortgagee's interest additional perils (pollution) insurance in an amount equal to 120 per cent. of the Loan;

(c)	a mortgagee's rights insurance in an amount equal to 120 per cent. of the Loan, and the Borrower shall upon demand fully indemnify the Finance Parties in respect of all premiums and other expenses which are incurred in connection with or with a view to effecting, maintaining or renewing any such insurance or dealing with, or considering, any matter arising out of any such insurance.

23	BAREBOAT CHARTERER UNDERTAKINGS

23.1	General

The undertakings in this Clause 23 (Bareboat Charterer Undertakings) remain in force throughout the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.

23.2	No variation, release etc. of Bareboat Charters

The Borrower shall not, whether by a document, by conduct, by acquiescence or in any other way:

(a)	materially vary the First Bareboat Charter and shall procure that there is no material variation to the Second Bareboat Charter; or

(b)	release, waive, suspend, subordinate or permit to be lost or impaired any interest or right of any kind which the Borrower has at any time to, in or in connection with either Bareboat Charter or in relation to any matter arising out of or in connection with either Bareboat Charter.

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23.3	Provision of information relating to Bareboat Charters

Without prejudice to Clause 19.5 (Information: miscellaneous) the Borrower shall:

(a)	without limitation to Clause 23.2 (No variation, release etc. of Bareboat Charters), immediately inform the Facility Agent of any variation (which is not material) to either Bareboat Charter and details of the variations or amendments made;

(b)	immediately inform the Facility Agent if any breach of either Bareboat Charter occurs or a serious risk of such a breach arises and of any other event or matter affecting either Bareboat Charter;

(c)	provide the Facility Agent, promptly after service, with copies of all notices served on or by the Borrower under or in connection with either Bareboat Charter; and

(d)	provide the Facility Agent with any information which it requests about any interest or right of any kind which the Borrower has at any time to, in or in connection with either Bareboat Charter or in relation to any matter arising out of or in connection with either Bareboat Charter.

23.4	No assignment etc. of Bareboat Charters

The Borrower shall not, and shall procure that neither Bareboat Charterer will, assign, novate, transfer or dispose of any of its rights or obligations under either Bareboat Charter other than under the Finance Documents.

24	VESSEL UNDERTAKINGS

24.1	General

The undertakings in this Clause 24 (Vessel Undertakings) remain in force throughout the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.

24.2	Vessel's names and registration

The Borrower shall:

(a)	keep the Vessel registered in its name under the Approved Flag from time to time at its port of registration;

(b)	not do or allow to be done anything as a result of which such registration might be suspended, cancelled or imperilled; and

(c)	not change the name of the Vessel.

24.3	Repair and classification

The Borrower shall keep the Vessel in a good and safe condition and state of repair:

(a)	consistent with first class ship ownership and management practice; and

(b)	so as to maintain the Approved Classification free of overdue recommendations and conditions.

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24.4	Classification society undertaking

The Borrower shall instruct (by sending a letter in the form set out in Part A of Schedule 8 (Classification Society Undertaking)) the Approved Classification Society, and procure that the Approved Classification Society undertakes with the Security Agent (by entering into an undertaking in the form set out in Part B of Schedule 8 (Classification Society Undertaking)):

(a)	to send to the Security Agent, following receipt of a written request from the Security Agent, certified true copies of all original class records held by the Approved Classification Society in relation to the Vessel;

(b)	to allow the Security Agent (or its agents), at any time and from time to time, to inspect the original class and related records of the Borrower and the Vessel at the offices of the Approved Classification Society and to take copies of them;

(c)	to notify the Security Agent immediately in writing (at TM.Singapore@dvbbank.com and techcom@dvbbank.com) if the Approved Classification Society:

(i)	receives notification from the Borrower or any person that the Vessel's Approved Classification Society is to be changed; or

(ii)	becomes aware of any facts or matters which may result in or have resulted in a change, suspension, discontinuance, withdrawal or expiry of the Vessel's class under the rules or terms and conditions of the Borrower or the Vessel's membership of the Approved Classification Society;

(d)	following receipt of a written request from the Security Agent:

(i)	to confirm that the Borrower is not in default of any of its contractual obligations or liabilities to the Approved Classification Society, including confirmation that it has paid in full all fees or other charges due and payable to the Approved Classification Society; or

(ii)	to confirm that the Borrower is in default of any of its contractual obligations or liabilities to the Approved Classification Society, to specify to the Security Agent in reasonable detail the facts and circumstances of such default, the consequences of such default, and any remedy period agreed or allowed by the Approved Classification Society.

24.5	Modifications

The Borrower shall not make any modification or repairs to, or replacement of, the Vessel or equipment installed on it which would or might materially alter the structure, type or performance characteristics of the Vessel or materially reduce its value.

24.6	Removal and installation of parts

(a)	Subject to paragraph (b) below, the Borrower shall not remove any material part of the Vessel, or any item of equipment installed on the Vessel unless:

(i)	the part or item so removed is forthwith replaced by a suitable part or item which is in the same condition as or better condition than the part or item removed;

(ii)	the replacement part or item is free from any Security in favour of any person other than the Security Agent; and

(iii)	the replacement part or item becomes, on installation on the Vessel, the property of the Borrower and subject to the security constituted by the Mortgage, the Deed of Covenant and/or the New Zealand Security Deed.

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(b)	The Borrower may install equipment owned by a third party if the equipment can be removed without any risk of damage to the Vessel.

24.7	Surveys

The Borrower shall submit the Vessel regularly to all periodic or other surveys which may be required for classification purposes and, if so required by the Facility Agent, provide the Facility Agent, with copies of all survey reports.

24.8	Inspection

(a)	The Borrower shall permit the Security Agent (acting through surveyors or other persons appointed by it for that purpose) to board the Vessel at all reasonable times to inspect its condition or to satisfy themselves about proposed or executed repairs and shall afford all proper facilities for such inspections.

(b)	The cost of all inspections under this Clause 24.8 (Inspection) shall be for the account of the Borrower.

24.9	Prevention of and release from arrest

(a)	The Borrower shall promptly (or, to the extent it is entitled to do so under the terms of the Bareboat Charters, procure that the relevant Bareboat Charterer shall) discharge:

(i)	all liabilities which give or may give rise to maritime or possessory liens on or claims enforceable against the Vessel, the Earnings or the Insurances;

(ii)	all Taxes, dues and other amounts charged in respect of the Vessel, the Earnings or the Insurances; and

(iii)	all other outgoings whatsoever in respect of the Vessel, the Earnings or the Insurances.

(b)	The Borrower shall immediately and, forthwith upon receiving notice of the arrest of the Vessel or of its detention in exercise or purported exercise of any lien or claim, procure its release by providing (or, to the extent it is entitled to do so under the terms of the Bareboat Charters, procuring the relevant Bareboat Charterer provides) bail or otherwise as the circumstances may require.

24.10	Compliance with laws etc.

The Borrower shall:

(a)	comply, or procure compliance with all laws or regulations:

(i)	relating to its business generally; and

(ii)	relating to the Vessel, its ownership, employment, operation, management and registration, including, but not limited to, the ISM Code, the ISPS Code, all Environmental Laws, all Sanctions and the laws of the Approved Flag;

(b)	obtain, comply with and do all that is necessary to maintain in full force and effect any Environmental Approvals;

(c)	without limiting paragraph (a) above, not employ the Vessel nor allow its employment, operation or management in any manner contrary to any law or regulation including but not limited to the ISM Code, the ISPS Code, all Environmental Laws and all Sanctions; and

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(d)	not appoint any manager or agent to manage the Vessel unless such party is an Approved Technical Manager and undertakes to procure that any agreement entered into relating to the management, employment or operation of the Vessel contains a clause in which the counterparty undertakes to comply with all Sanctions. The Borrower shall further procure that any Approved Technical Manager shall enter into a Manager’s Undertaking if requested to do so.

24.11	ISPS Code

Without limiting paragraph (a) of Clause 24.10 (Compliance with laws etc.), the Borrower shall:

(a)	procure that the Vessel and the company responsible for the Vessel's compliance with the ISPS Code comply with the ISPS Code; and

(b)	maintain an ISSC for the Vessel; and

(c)	notify the Facility Agent immediately in writing of any actual or threatened withdrawal, suspension, cancellation or modification of the ISSC.

24.12	Trading in war zones

In the event of hostilities in any part of the world (whether war is declared or not), the Borrower shall not cause or permit the Vessel to enter or trade to any zone which is declared a war zone by any government or by the Vessel's war risks insurers unless:

(a)	the prior written consent of the Security Agent acting on the instructions of the Majority Lenders has been given; and

(b)	the Borrower has (at its expense) effected any special, additional or modified insurance cover which the Security Agent acting on the instructions of the Majority Lenders may require.

24.13	Monitoring

(a)	The Borrower shall (or shall procure that any Charterer and any Approved Technical Manager shall) allow the Security Agent (or its agents), at any time and from time to time, to access all information pertaining to the Vessel (including the movement of the Vessel) using any and all available means.

(b)	All costs incurred by the Security Agent (and any of its agents) under paragraph (a) of Clause

24.13 (Monitoring) above shall be for the account of the Lenders.

24.14	Provision of information

Without prejudice to Clause 19.5 (Information: miscellaneous) the Borrower shall promptly provide the Facility Agent with any information which it requests regarding:

(a)	inspections of the Vessel including any independent inspection reports;

(b)	the Vessel, its employment, position and engagements;

(c)	the Earnings and payments and amounts due to its master and crew;

(d)	any expenditure incurred, or likely to be incurred, in connection with the operation, maintenance or repair of the Vessel and any payments made by it in respect of the Vessel;

(e)	any towages and salvages; and

(f)	its compliance, any Approved Technical Manager's compliance and the compliance of the Vessel with the ISM Code and the ISPS Code, and, upon the Facility Agent's request, provide copies of any current Bareboat Charter relating to the Vessel, of any current guarantee of any such Bareboat Charter, the Vessel's Safety Management Certificate and any relevant Document of Compliance.

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24.15	Notification of certain events

The Borrower shall immediately notify the Facility Agent by fax, confirmed forthwith by letter, of:

(a)	any casualty to the Vessel which is or is likely to be or to become a Major Casualty;

(b)	any occurrence as a result of which the Vessel has become or is, by the passing of time or otherwise, likely to become a Total Loss;

(c)	any requisition of the Vessel for hire;

(d)	any requirement or recommendation made in relation to the Vessel by any insurer or classification society or by any competent authority which is not immediately complied with;

(e)	any arrest or detention of the Vessel, any exercise or purported exercise of any lien on the Vessel or the Earnings or any requisition of the Vessel for hire;

(f)	any intended dry docking of the Vessel;

(g)	any Environmental Claim made against the Borrower or in connection with the Vessel, or any Environmental Incident;

(h)	any claim for breach of the ISM Code or the ISPS Code being made against the Borrower, any Approved Technical Manager or otherwise in connection with the Vessel; or

(i)	any other matter, event or incident, actual or threatened, the effect of which will or could lead to the ISM Code or the ISPS Code not being complied with, and the Borrower shall keep the Facility Agent advised in writing on a regular basis and in such detail as the Facility Agent shall require as to the Borrower's, any Approved Technical Manager's or any other person's response to any of those events or matters.

24.16	Restrictions on chartering, appointment of managers etc.

The Borrower shall not:

(a)	let the Vessel on demise charter for any period other than under the First Bareboat Charter;

(b)	enter into any time, voyage or consecutive voyage charter in respect of the Vessel;

(c)	(without limitation to Clause 23 (Bareboat Charterer Undertakings), change, cancel or terminate the First Bareboat Charter or any associated First Bareboat Charter Guarantee;

(d)	appoint a manager, or permit the appointment of a manager, of the Vessel other than an Approved Technical Manager or agree to any alteration to the terms of any Approved Technical Manager's appointment;

(e)	de activate or lay up the Vessel; or

(f)	put the Vessel into the possession of any person for the purpose of work being done upon it in an amount exceeding or likely to exceed US$500,000 (or the equivalent in any other currency) unless that person has first given to the Security Agent and in terms satisfactory to it a written undertaking not to exercise any lien on the Vessel or the Earnings for the cost of such work or for any other reason.

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24.17	Notice of Mortgage

The Borrower shall keep the Mortgage registered against the Vessel as a valid first priority mortgage, carry on board the Vessel a certified copy of the Mortgage and place and maintain in a conspicuous place in the navigation room and the master's cabin of the Vessel a framed printed notice stating that the Vessel is mortgaged by the Borrower to the Security Agent.

24.18	Sharing of Earnings

The Borrower shall not enter into any agreement or arrangement for the sharing of any Earnings.

24.19	Notification of compliance

The Borrower shall promptly provide the Facility Agent from time to time with evidence (in such form as the Facility Agent requires) that it is complying with this Clause 24 (Vessel Undertakings).

24.20	Nuclear materials

The Borrower shall not permit the Vessel to carry any nuclear material or any nuclear waste.

25	SECURITY COVER

25.1	Minimum required security cover

Clause 25.2 (Provision of additional security; prepayment) applies if the Facility Agent notifies the Borrower that:

(a)	the Market Value of the Vessel; plus

(b)	the net realisable value of additional Security previously provided under this Clause 25.1 (Minimum required security cover), is below 133 per cent. of the Loan.

25.2	Provision of additional security; prepayment

(a)	If the Facility Agent serves a notice on the Borrower under Clause 25.1 (Minimum required security cover), the Borrower shall, on or before the date falling one Month after the date (the "Prepayment Date") on which the Facility Agent's notice is served, prepay such part of the Loan as shall eliminate the shortfall.

(b)	The Borrower may, instead of making a prepayment as described in paragraph (a) above, provide, or ensure that a third party has provided, additional security which, in the opinion of the Facility Agent acting on the instructions of the Majority Lenders:

(i)	has a net realisable value at least equal to the shortfall; and

(ii)	is documented in such terms as the Facility Agent may approve or require, before the Prepayment Date; and conditional upon such security being provided in such manner, it shall satisfy such prepayment obligation.

25.3	Value of additional vessel security

The net realisable value of any additional security which is provided under Clause 25.2 (Provision of additional security; prepayment) and which consists of Security over a vessel shall be the Market Value of the vessel concerned.

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25.4	Valuations binding

Any valuation under this Clause 25 (Security Cover) shall be binding and conclusive as regards the Borrower.

25.5	Provision of information

(a)	The Borrower shall promptly provide the Facility Agent and any shipbroker acting under this Clause 25 (Security Cover) with any information which the Facility Agent or the shipbroker may request for the purposes of the valuation.

(b)	If the Borrower fails to provide the information referred to in paragraph (a) above by the date specified in the request, the valuation may be made on any basis and assumptions which the shipbroker or the Facility Agent considers prudent.

25.6	Prepayment mechanism

Any prepayment pursuant to Clause 25.2 (Provision of additional security; prepayment) shall be made in accordance with the relevant provisions of Clause 7 (Prepayment and Cancellation) and shall be treated as a voluntary prepayment pursuant to Clause 7.3 (Voluntary prepayment of Loan).

25.7	Provision of valuations

(a)	The Facility Agent shall be entitled to test the security requirements under Clause 25.1 (Minimum required security cover) by reference to valuations in respect of the Vessel from the required number of Approved Valuers semi-annually and on dates to be selected by the Facility Agent.

(b)	The Facility Agent shall at the request of the Lenders additionally be entitled to test the security cover requirement under Clause 25.1 (Minimum required security cover) by reference to a valuation in respect of the Vessel from the required number of Approved Valuers at any time and each such valuation shall be at the expense of the Lenders except where the Borrower is by means of such valuation(s) shown to be in breach of Clause 25.1 (Minimum required security cover).

(c)	The Market Value of the Vessel shall be determined by the arithmetic average of two valuations of the Vessel each as given by an Approved Valuer selected and appointed by the Facility Agent.

(d)	If one such valuation in respect of the Vessel obtained pursuant to paragraphs (c) above differs by at least 10 per cent. from the other valuation, then a third valuation for the Vessel shall be obtained from an Approved Valuer selected and appointed by the Borrower and the Market Value of the Vessel shall be the arithmetic average of all three such valuations.

(e)	The Facility Agent may at any time after a Default has occurred and is continuing obtain valuations of the Vessel and any other vessel over which additional security has been created in accordance with Clause 25.2 (Provision of additional security; prepayment) from Approved Valuers to enable the Facility Agent to determine the Market Values of the Vessel and any other vessel.

(f)	The valuations referred to in paragraph (a), (b), (c) and (d) above shall be obtained at the cost and expense of the Borrower (except where specified in paragraph (b) above) and the Borrower shall within three Business Days of demand by the Facility Agent pay to the Facility Agent all costs and expenses incurred by it in obtaining any such valuation.

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26	ACCOUNTS AND APPLICATION OF EARNINGS

26.1	Account bank

Subject to Clause 26.8 (Location of Accounts), each Account must be held with the Account Bank.

26.2	Accounts

(a)	The Borrower must operate each Account in accordance with this Clause 26 (Accounts and Application of Earnings) and the provisions of the Account Security.

(b)	Account Security must be provided in respect of any Account opened after the date of this Agreement.

26.3	Payment of Earnings

(a)	The Borrower shall ensure that, subject only to the provisions of the General Assignment, all the Earnings are paid in to the Earnings Account.

(b)	At the end of each calendar month, provided that the provisions contained in Clause 26.4 (Monthly retentions) are complied with and no Default has occurred and is continuing (or would occur from a release of funds from the Earnings Account), the Borrower may withdraw any surplus in the Earnings Account.

26.4	Monthly retentions

The Borrower shall ensure that, in each calendar month after the Delivery Date, on such dates as the Facility Agent may from time to time specify, there is transferred to the Retention Account out of the Earnings received in the Earnings Account during the preceding calendar month:

(a)	one-third of the amount of the Repayment Instalment falling due under Clause 6.1 (Repayment of Loan) on the next Repayment Date; and

(b)	the relevant fraction of the aggregate amount of interest on the Loan which is payable on the next due date for payment of interest on the Loan under this Agreement.

The "relevant fraction" is a fraction of which:

(i)	the numerator is one; and

(ii)	the denominator is:

(A)	the number of months comprised in the then current Interest Period; or

(B)	if the period is shorter, the number of months from the later of the commencement of the current Interest Period or the last due date for payment of interest on the Loan to the next due date for payment of interest on the Loan under this Agreement).

26.5	Application of Earnings

The Borrower shall transfer from the Retention Account to the Facility Agent:

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(a)	on each Repayment Date, the amount of the Repayment Instalment then due on the Repayment Date;

(b)	on the last day of each Interest Period, the amount of interest then due on that date; and

(c)	on any day on which an amount is otherwise due from the Borrower under a Finance Document, an amount necessary to meet that due amount, and the Borrower irrevocably authorises and instructs:

(i)	the Account Bank to make those transfers in accordance with the instructions of the Facility Agent (copied to the Security Agent, who, as security taker under the Accounts Security, agrees for itself and on behalf of the other pledgees that such transfers may be made);

(ii)	the Facility Agent to apply the transferred amounts in payment of the relevant Repayment Instalment, interest amount or other amount due.

26.6	Shortfall in Earnings

(a)	If the credit balance on the Earnings Account is insufficient in any calendar month for the required amount to be transferred to the Retention Account under Clause 26.4 (Monthly retentions), the Borrower shall make up the amount of the insufficiency on demand from the Facility Agent.

(b)	Without prejudicing the Facility Agent's right to make such demand at any time, the Facility Agent may, if so authorised by the Majority Lenders, permit the Borrower to make up all or part of the insufficiency by increasing the amount of any transfer to the Retention Account under Clause 26.4 (Monthly retentions) from the Earnings received in the next or subsequent calendar months.

(c)	The Borrower may not make up all or any part of the insufficiency from the Minimum Liquidity Amount.

26.7	Application of funds

Until an Event of Default occurs, the Facility Agent shall on each Repayment Date and on each due date for the payment of interest under this Agreement distribute to the Finance Parties in accordance with Clause 34.2 (Distributions by the Facility Agent) so much of the then balance on the Retention Account as equals:

(a)	the Repayment Instalment due on that Repayment Date; and

(b)	the amount of interest payable on that Interest Payment Date, in discharge of the Borrower's liability for that Repayment Instalment or that interest.

26.8	Location of Accounts

The Borrower shall promptly:

(a)	comply with any requirement of the Facility Agent as to the location or relocation of the Accounts (or any of them); and

(b)	execute any documents which the Facility Agent specifies to create or maintain in favour of the Security Agent Security over (and/or rights of set-off, consolidation or other rights in relation to) each Account.

26.9	Minimum balance on Retention Account

In addition to any amounts in the Retention Account as a result of the operation of Clause 26.4 (Monthly retentions), the Borrower shall maintain a minimum balance in the Retention Account at any time during the Security Period of not less than the aggregate of:

(a)	the amounts of the next two Repayment Instalments payable under Clause 6.1 (Repayment of Loan); and

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(b)	the amount of interest which would accrue on the Loan for the next six calendar months at the then current interest rate under Clause 8 (Interest) taking into account scheduled reductions in the amount of the Loan by way of repayment under Clause 6.1 (Repayment of Loan) during such six month period.

27	EVENTS OF DEFAULT

27.1	General

Each of the events or circumstances set out in this Clause 27 (Events of Default) is an Event of Default except for Clause 27.19 (Acceleration) and Clause 27.20 (Enforcement of security).

27.2	Non-payment

An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:

(a)	its failure to pay is caused by:

(i)	administrative or technical error; or

(ii)	a Disruption Event; and

(b)	payment is made within three Business Days of its due date.

27.3	Specific obligations

A breach occurs of Clause 4.5 (Waiver of conditions precedent), Clause 20 (Financial Covenants), Clause 21.9 (Title), Clause 21.10 (Negative pledge), Clause 21.20 (Unlawfulness, invalidity and ranking; Security imperilled), Clause 22.2 (Maintenance of obligatory insurances), Clause 22.3 (Terms of obligatory insurances), Clause 22.5 (Renewal of obligatory insurances) or Clause 25 (Security Cover).

27.4	Other obligations

(a)	An Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 27.2 (Non-payment) and Clause 27.3 (Specific obligations)).

(b)	No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within five Business Days of the Facility Agent giving notice to the Borrower or (if earlier) any Obligor becoming aware of the failure to comply.

27.5	Misrepresentation

Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading when made or deemed to be made.

27.6	Cross default

(a)	Any Financial Indebtedness of any member of the Group is not paid when due nor within any originally applicable grace period.

(b)	Any Financial Indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

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(c)	Any commitment for any Financial Indebtedness of any member of the Group is cancelled or suspended by a creditor of any member of the Group as a result of an event of default (however described).

(d)	Any creditor of any member of the Group becomes entitled to declare any Financial Indebtedness of any member of the Group due and payable prior to its specified maturity as a result of an event of default (however described).

(e)	No Event of Default will occur under this Clause 27.6 (Cross default) in respect of a person other than the Borrower if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than US$100,000 (or its equivalent in any other currency).

27.7	Insolvency

(a)	Any Obligor or any other member of the Group:

(i)	is unable or admits inability to pay its debts as they fall due;

(ii)	is deemed to, or is declared to, be unable to pay its debts under applicable law;

(iii)	suspends or threatens to suspend making payments on any of its debts; or

(iv)	by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness.

(b)	The value of the assets of any Obligor or any other member of the Group is less than its liabilities (taking into account contingent and prospective liabilities).

(c)	A moratorium is declared in respect of any indebtedness of any Obligor or any other member of the Group. If a moratorium occurs, the ending of the moratorium will not remedy any Event of Default caused by that moratorium.

27.8	Insolvency proceedings

(a)	Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(i)	the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any Obligor or any other member of the Group (other than in respect to solvent liquidation of a member of the Group which is not an Obligor);

(ii)	a composition, compromise, assignment or arrangement with any creditor of any Obligor or any other member of the Group;

(iii)	the appointment of a liquidator, receiver, administrator, administrative receiver, compulsory manager or other similar officer in respect of any Obligor or any other member of the Group or any of its assets; or

(iv)	enforcement of any Security over any assets of any Obligor or any other member of the Group, or any analogous procedure or step is taken in any jurisdiction.

(b)	Paragraph (a) above shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement.

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27.9	Creditors' process

Any expropriation, attachment, sequestration, distress, detention or execution or any analogous process in any jurisdiction affects:

(a)	the Vessel (other than an arrest where paragraph (a) of Clause 7.4 (Mandatory prepayment on sale or Total Loss) shall apply); or

(b)	any other asset or assets of an Obligor or any other member of the Group.

27.10	Ownership of the Obligors

(a)	GSPL ceases to own one hundred per cent of the membership interests of the Borrower.

(b)	GSPL ceases to control the Borrower.

(c)	The legal title to and beneficial interest in the shares in GSPL cease to be held directly or indirectly by the Parent Guarantor.

(d)	For the purpose of paragraph (b) above "control" means:

(i)	the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(A)	cast, or control the casting of, more than 51 per cent. of the maximum number of votes that might be cast at a general meeting of the Borrower; or

(B)	appoint or remove all, or the majority, of the directors or other equivalent officers of the Borrower; or

(C)	give directions with respect to the operating and financial policies of the Borrower with which the directors or other equivalent officers of the Borrower are obliged to comply; and/or

(ii)	the holding beneficially of not less than 60 per cent. of the issued share capital of the Borrower (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital).

(e)	Without the Majority Lenders’ prior consent, any other change has occurred after the date of this Agreement in the legal or beneficial ownership of any of the membership interests in the Borrower, or in the ultimate control of the voting rights attaching to any of those interests.

27.11	Unlawfulness, invalidity and ranking

(a)	It is or becomes unlawful for a Transaction Obligor to perform any of its obligations under any Finance Document to which it is a party.

(b)	Any obligation of a Transaction Obligor under any Finance Document to which it is a party is not or ceases to be legal, valid, binding or enforceable.

(c)	Any Finance Document ceases to be in full force and effect or to be continuing or is or purports to be determined or any Transaction Security is alleged by a party to it (other than a Finance Party) to be ineffective.

(d)	Any Transaction Security proves to have ranked after, or loses its priority to, any other Security.

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27.12	Security imperilled; flag instability

(a)	Subject to the Legal Reservations, any Security created or intended to be created by a Finance Document is in any way imperilled or in jeopardy.

(b)	The state of the Approved Flag of the Vessel is or becomes involved in hostilities or civil war or there is a seizure of power in such state by unconstitutional means, or any other event occurs in relation to the Vessel, the Mortgage or the Approved Flag and in the reasonable opinion of the Facility Agent such event is likely to have a Material Adverse Effect unless the Borrower, within 14 days of the occurrence of such event (or such longer period as may be agreed by the Facility Agent acting with the authorisation of all of the Lenders) re-registers the Vessel on an alternative flag approved pursuant to Clause 24.2 (Vessel's names and registration) and subject to:

(i)	the Vessel remaining subject to Security created by a first priority or preferred ship mortgage on the Vessel and, if appropriate, a first priority deed of covenant collateral to that mortgage (or equivalent first priority security) on substantially the same terms as the Mortgage and if applicable, a Deed of Covenant and on such other terms and in such other form as the Facility Agent, acting with the authorisation of all of the Lenders, shall reasonably approve or require; and

(ii)	the execution of such other documentation amending and supplementing the Finance Documents, as the Facility Agent, acting with the authorisation of all of the Lenders, shall reasonably approve or require.

27.13	Cessation of business

Any Obligor suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a material part of its business.

27.14	Cancellation of any Charter

Any Charter is cancelled or terminated.

27.15	Expropriation

The authority or ability of any Obligor or any other member of the Group to conduct its business is limited or wholly or substantially curtailed by any seizure, expropriation, nationalisation, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority or other person in relation to any Obligor or any other member of the Group or any of its assets.

27.16	Repudiation and rescission of agreements

An Obligor rescinds or purports to rescind or repudiates or purports to repudiate a Transaction Document or any of the Transaction Security or evidences an intention to rescind or repudiate a Transaction Document or any Transaction Security.

27.17	Litigation

Any litigation, arbitration, administrative, governmental, regulatory or other investigations, proceedings or disputes are commenced or threatened in relation to any of the Transaction Documents or the transactions contemplated in any of the Transaction Documents or against any Obligor or any other member of the Group or its assets which has or is reasonably likely to have a Material Adverse Effect.

27.18	Material adverse change

Any event or circumstance occurs which has or is reasonably likely to have a Material Adverse Effect.

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27.19	Acceleration

On and at any time after the occurrence of an Event of Default which is continuing the Facility Agent may, and shall if so directed by the Majority Lenders, by notice to the Borrower:

(a)	cancel the Total Commitments, whereupon they shall immediately be cancelled;

(b)	declare that all or part of the Loan, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon it shall become immediately due and payable; and/or

(c)	declare that all or part of the Loan be payable on demand, whereupon it shall immediately become payable on demand by the Facility Agent acting on the instructions of the Majority Lenders, and the Facility Agent may serve notices under paragraphs (a), (b) and (c) above simultaneously or on different dates and the Security Agent may take any action referred to in Clause 27.20 (Enforcement of security) if no such notice is served or simultaneously with or at any time after the service of any of such notice.

27.20	Enforcement of security

On and at any time after the occurrence of an Event of Default which is continuing the Security Agent may, and shall if so directed by the Majority Lenders, take any action which, as a result of the Event of Default or any notice served under Clause 27.19 (Acceleration), the Security Agent is entitled to take under any Finance Document or any applicable law or regulation.

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SECTION 9

CHANGES TO PARTIES

28	CHANGES TO THE LENDERS

28.1	Assignments and transfers by the Lenders

Subject to this Clause 28 (Changes to the Lenders), a Lender (the "Existing Lender") may:

(a)	assign any of its rights; or

(b)	transfer by novation any of its rights and obligations, under the Finance Documents to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the "New Lender").

28.2	Conditions of assignment or transfer

(a)	Subject to paragraph (b) of this Clause, the consent of the Borrower (or any other Transaction Obligor) is not required for an assignment or transfer by an Existing Lender. The consent of the Facility Agent is required for an assignment or transfer by an Existing Lender, such consent not to be unreasonably withheld.

(b)	The consent of the Borrower is required for a transfer by an Existing Lender to an equity fund or credit fund unless the transfer is made at a time when an Event of Default has occurred and is continuing.

(c)	The consent of the Borrower (where such consent is required) to a transfer must not be unreasonably withheld or delayed. The Borrower will be deemed to have given its consent five Business Days after the Existing Lender has requested it unless consent is expressly withheld by the Borrower within that time.

(d)	The consent of the Borrower to a transfer must not be withheld solely because the assignment or transfer may result in an increase to any amount payable under Clause 14.3 (Mandatory Cost).

(e)	An assignment will only be effective on:

(i)	receipt by the Facility Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Facility Agent) that the New Lender will assume the same obligations to the other Creditor Parties as it would have been under if it were an Original Lender; and

(ii)	performance by the Facility Agent of all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the Facility Agent shall promptly notify to the Existing Lender and the New Lender.

(f)	A transfer will only be effective if the procedure set out in Clause 28.5 (Procedure for transfer) is complied with.

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(g)	If:

(i)	a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

(ii)	as a result of circumstances existing at the date the assignment, transfer or change occurs, a Transaction Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 12 (Tax Gross Up and Indemnities) or under that clause as incorporated by reference or in full in any other Finance Document or Clause 13 (Increased Costs), then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred. This paragraph (g) shall not apply in respect of an assignment or transfer made in the ordinary course of the primary syndication of the Facility.

(h)	Each New Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that:

(i)	the Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender; and

(ii)	it has received a copy of each of the Security Documents which are governed by German law and which are account pledges, is aware of the contents of such account pledges and expressly consents to the declarations of the Security Agent made on behalf of the New Lender (as future pledgee) in such account pledges.

28.3	Assignment or transfer fee

The New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Facility Agent (for its own account) a fee of US$5,000.

28.4	Limitation of responsibility of Existing Lenders

(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents, the Transaction Security or any other documents;

(ii)	the financial condition of any Transaction Obligor;

(iii)	the performance and observance by any Transaction Obligor of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document, and any representations or warranties implied by law are excluded.

(b)	Each New Lender confirms to the Existing Lender and the other Finance Parties and the Creditor Parties that it:

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(i)	has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Transaction Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender or any other Finance Party in connection with any Finance Document or the Transaction Security; and

(ii)	will continue to make its own independent appraisal of the creditworthiness of each Transaction Obligor (and to the extent possible, each Charterer) and its related entities throughout the Security Period.

(c)	Nothing in any Finance Document obliges an Existing Lender to:

(i)	accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this Clause 28 (Changes to the Lenders); or

(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Transaction Obligor of its obligations under the Finance Documents or otherwise.

28.5	Procedure for transfer

(a)	Subject to the conditions set out in 28.2 (Conditions of assignment or transfer), a transfer is effected in accordance with paragraph (c) below when the Facility Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to paragraph (b) below as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with this Agreement and delivered in accordance with this Agreement, execute that Transfer Certificate. Upon execution by the Facility Agent, the Security Agent shall also execute the Transfer Certificate.

(b)	The Facility Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.

(c)	Subject to Clause 28.9 (Pro rata interest settlement), on the Transfer Date:

(i)	to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents and in respect of the Transaction Security, each of the Transaction Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and in respect of the Transaction Security and their respective rights against one another under the Finance Documents and in respect of the Transaction Security shall be cancelled (being the "Discharged Rights and Obligations");

(ii)	each of the Transaction Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Transaction Obligor and the New Lender have assumed and/or acquired the same in place of that Transaction Obligor and the Existing Lender;

(iii)	the Facility Agent, the Security Agent, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves and in respect of the Transaction Security as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Facility Agent, the Security Agent and the Existing Lenders shall each be released from further obligations to each other under the Finance Documents; and

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(iv)	the New Lender shall become a Party as a "Lender".

28.6	Procedure for assignment

(a)	Subject to the conditions set out in Clause 28.2 (Conditions of assignment or transfer) an assignment may be effected in accordance with paragraph (c) below when the Facility Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement. Upon execution by the Facility Agent, the Security Agent shall also execute the Assignment Agreement.

(b)	The Facility Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.

(c)	Subject to Clause 28.9 (Pro rata interest settlement), on the Transfer Date:

(i)	the Existing Lender will assign absolutely to the New Lender its rights under the Finance Documents and in respect of the Transaction Security expressed to be the subject of the assignment in the Assignment Agreement;

(ii)	the Existing Lender will be released from the obligations (the "Relevant Obligations") expressed to be the subject of the release in the Assignment Agreement (and any corresponding obligations by which it is bound in respect of the Transaction Security); and

(iii)	the New Lender shall become a Party as a "Lender" and will be bound by obligations equivalent to the Relevant Obligations.

(d)	Lenders may utilise procedures other than those set out in this Clause 28.6 (Procedure for assignment) to assign their rights under the Finance Documents (but not, without the consent of the relevant Transaction Obligor or unless in accordance with Clause 28.5 (Procedure for transfer), to obtain a release by that Transaction Obligor from the obligations owed to that Transaction Obligor by the Lenders nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in Clause 28.2 (Conditions of assignment or transfer).

28.7	Copy of Transfer Certificate or Assignment Agreement to Borrower

The Facility Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate or an Assignment Agreement, send to the Borrower a copy of that Transfer Certificate or Assignment Agreement.

28.8	Security over Lenders' rights

In addition to the other rights provided to Lenders under this Clause 28 (Changes to the Lenders), each Lender may without consulting with or obtaining consent from any Transaction Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:

(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and

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(b)	in the case of any Lender which is a fund, any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall:

(i)	release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or

(ii)	require any payments to be made by a Transaction Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

28.9	Pro rata interest settlement

If the Facility Agent has notified the Lenders that it is able to distribute interest payments on a "pro rata basis" to Existing Lenders and New Lenders then (in respect of any transfer pursuant to Clause 28.5 (Procedure for transfer) or any assignment pursuant to Clause 28.6 (Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):

(a)	any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date ("Accrued Amounts") and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period (or, if the Interest Period is longer than six Months, on the next of the dates which falls at six Monthly intervals after the first day of that Interest Period); and

(b)	The rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt:

(i)	when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and

(ii)	the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause 28.9 (Pro rata interest settlement), have been payable to it on that date, but after deduction of the Accrued Amounts.

(c)	In this Clause 28.9 (Pro rata interest settlement) references to "Interest Period" shall be construed to include a reference to any other period for accrual of fees.

28.10	Parent Guarantor’s consent

The Parent Guarantor consents to any splitting of claims that may arise as a result of any Lender exercising any of its rights under this Clause 28 (Changes to the Lenders).

29	CHANGES TO THE TRANSACTION OBLIGORS

29.1	Assignment or transfer by Transaction Obligors

No Transaction Obligor may assign any of its rights or transfer any of its rights or obligations under any Finance Document to which it is a party.

29.2	Release of security

(a)	If a disposal of any asset subject to security created by a Security Document is made in the following circumstances:

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(i)	the disposal is permitted by the terms of any Finance Document;

(ii)	the Majority Lenders agree to the disposal;

(iii)	the disposal is being made at the request of the Security Agent in circumstances where any security created by the Security Documents has become enforceable; or

(iv)	the disposal is being effected by enforcement of a Security Document, the Security Agent may release the asset(s) being disposed of from any security over those assets created by a Security Document. However, the proceeds of any disposal (or an amount corresponding to them) must be applied in accordance with the requirements of the Finance Documents (if any).

(b)	If the Security Agent is satisfied that a release is allowed under this Clause 29.2 (Release of security) (at the request and expense of the Borrower) each Finance Party must enter into any document and do all such other things which are reasonably required to achieve that release. Each other Finance Party irrevocably authorises the Security Agent to enter into any such document. Any release will not affect the obligations of any other Transaction Obligor under the Finance Documents.

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SECTION 10

THE FINANCE PARTIES

30	THE FACILITY AGENT

30.1	Appointment of the Facility Agent

(a)	Each other Finance Party appoints the Facility Agent to act as its agent under and in connection with the Finance Documents.

(b)	Each other Finance Party authorises the Facility Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Facility Agent under, or in connection with, the Finance Documents together with any other incidental rights, powers, authorities and discretions.

30.2	Instructions

(a)	The Facility Agent shall:

(i)	unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Facility Agent in accordance with any instructions given to it by:

(A)	all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and

(B)	in all other cases, the Majority Lenders; and

(ii)	not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with sub-paragraph (i) above (or, if this Agreement stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties).

(b)	The Facility Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Facility Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.

(c)	Save in the case of decisions stipulated to be a matter for any other Finance Party or group of Finance Parties under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Facility Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)	Paragraph (a) above shall not apply:

(i)	where a contrary indication appears in a Finance Document;

(ii)	where a Finance Document requires the Facility Agent to act in a specified manner or to take a specified action;

(iii)	in respect of any provision which protects the Facility Agent's own position in its personal capacity as opposed to its role of Facility Agent for the relevant Finance Parties.

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(e)	If giving effect to instructions given by the Majority Lenders would in the Facility Agent's opinion have an effect equivalent to an amendment or waiver referred to in Clause 43 (Amendments and Waivers), the Facility Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than the Facility Agent) whose consent would have been required in respect of that amendment or waiver.

(f)	In exercising any discretion to exercise a right, power or authority under the Finance Documents where it has not received any instructions as to the exercise of that discretion the Facility Agent shall do so having regard to the interests of all the Finance Parties.

(g)	The Facility Agent may refrain from acting in accordance with any instructions of any Finance Party or group of Finance Parties until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable Indirect Tax) which it may incur in complying with those instructions.

(h)	Without prejudice to the remainder of this Clause 30.2 (Instructions), in the absence of instructions, the Facility Agent shall not be obliged to take any action (or refrain from taking action) even if it considers acting or not acting to be in the best interests of the Finance Parties. The Facility Agent may act (or refrain from acting) as it considers to be in the best interest of the Finance Parties.

(i)	The Facility Agent is not authorised to act on behalf of a Finance Party (without first obtaining that Finance Party's consent) in any legal or arbitration proceedings relating to any Finance Document. This paragraph (i) shall not apply to any legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Security Documents or enforcement of the Transaction Security or Security Documents.

30.3	Duties of the Facility Agent

(a)	The Facility Agent's duties under the Finance Documents are solely mechanical and administrative in nature.

(b)	Subject to paragraph (c) below, the Facility Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Facility Agent for that Party by any other Party.

(c)	Without prejudice to Clause 28.7 (Copy of Transfer Certificate or Assignment Agreement to Borrower), paragraph (b) above shall not apply to any Transfer Certificate or any Assignment Agreement.

(d)	Except where a Finance Document specifically provides otherwise, the Facility Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(e)	If the Facility Agent receives notice from a Party referring to any Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(f)	If the Facility Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Facility Agent or the Security Agent) under this Agreement, it shall promptly notify the other Finance Parties.

(g)	The Facility Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

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30.4	No fiduciary duties

(a)	Nothing in any Finance Document constitutes the Facility Agent as a trustee or fiduciary of any other person.

(b)	The Facility Agent shall not be bound to account to other Finance Party for any sum or the profit element of any sum received by it for its own account.

30.5	Application of receipts

Except as expressly stated to the contrary in any Finance Document, any moneys which the Facility Agent receives or recovers in its capacity as Facility Agent shall be applied by the Facility Agent in accordance with Clause 34.5 (Application of receipts; partial payments).

30.6	Business with the Group

The Facility Agent may accept deposits from, lend money to, and generally engage in any kind of banking or other business with, any member of the Group.

30.7	Rights and discretions

(a)	The Facility Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume that:

(A)	any instructions received by it from the Majority Lenders, any Finance Parties or any group of Finance Parties are duly given in accordance with the terms of the Finance Documents; and

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing, as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	The Facility Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Finance Parties) that:

(i)	no Default has occurred (unless it has actual knowledge of a Default arising under Clause 27.2 (Non-payment));

(ii)	any right, power, authority or discretion vested in any Party or any group of Finance Parties has not been exercised; and

(iii)	any notice or request made by the Borrower (other than a Drawdown Request or a Selection Notice) is made on behalf of and with the consent and knowledge of all the Transaction Obligors.

(c)	The Facility Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

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(d)	Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Facility Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Facility Agent (and so separate from any lawyers instructed by the Lenders) if the Facility Agent in its reasonable opinion deems this to be desirable.

(e)	The Facility Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Facility Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Facility Agent may act in relation to the Finance Documents and the Security Property through its officers, employees and agents and shall not:

(i)	be liable for any error of judgment made by any such person; or

(ii)	be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of any such person, unless such error or such loss was directly caused by the Facility Agent's gross negligence or wilful misconduct.

(g)	Unless a Finance Document expressly provides otherwise the Facility Agent may disclose to any other Party any information it reasonably believes it has received as agent under the Finance Documents.

(h)	Notwithstanding any other provision of any Finance Document to the contrary, the Facility Agent is not obliged to do or omit to do anything if it would or might, in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)	Notwithstanding any provision of any Finance Document to the contrary, the Facility Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

30.8	Responsibility for documentation

The Facility Agent is not responsible or liable for:

(a)	the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Facility Agent, the Security Agent, a Transaction Obligor or any other person in, or in connection with, any Transaction Document or the transactions contemplated in the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document or the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Transaction Document or the Security Property; or

(c)	any determination as to whether any information provided or to be provided to any Finance Party or Creditor Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

30.9	No duty to monitor

The Facility Agent shall not be bound to enquire:

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(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Transaction Obligor of its obligations under any Transaction Document; or

(c)	whether any other event specified in any Transaction Document has occurred.

30.10	Exclusion of liability

(a)	Without limiting paragraph (b) below (and without prejudice to paragraph (e) of Clause 34.11 (Disruption to Payment Systems etc.) or any other provision of any Finance Document excluding or limiting the liability of the Facility Agent), the Facility Agent will not be liable for (unless directly caused by its gross negligence or wilful misconduct):

(i)	any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Transaction Document or the Security Property;

(ii)	exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Transaction Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Transaction Document or the Security Property; or

(iii)	any shortfall which arises on the enforcement or realisation of the Security Property; or

(iv)	without prejudice to the generality of paragraphs (i) to (iii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction, including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)	No Party other than the Facility Agent may take any proceedings against any officer, employee or agent of the Facility Agent in respect of any claim it might have against the Facility Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Transaction Document or any Security Property and any officer, employee or agent of the Facility Agent may rely on this Clause subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Act.

(c)	The Facility Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Facility Agent if the Facility Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Facility Agent for that purpose.

(d)	Nothing in this Agreement shall oblige the Facility Agent to carry out:

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(i)	any "know your customer" or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Finance Party, on behalf of any Finance Party and each Finance Party confirms to the Facility Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Facility Agent.

(e)	Without prejudice to any provision of any Finance Document excluding or limiting the Facility Agent's liability, any liability of the Facility Agent arising under or in connection with any Transaction Document or the Security Property shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Facility Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Facility Agent at any time which increase the amount of that loss. In no event shall the Facility Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Facility Agent has been advised of the possibility of such loss or damages.

30.11	Lenders' indemnity to the Facility Agent

(a)	Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Facility Agent, within three Business Days of demand, against any cost, loss or liability incurred by the Facility Agent (otherwise than by reason of the Facility Agent's gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 34.11 (Disruption to Payment Systems etc.) notwithstanding the Facility Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Facility Agent) in acting as Facility Agent under the Finance Documents (unless the Facility Agent has been reimbursed by a Transaction Obligor pursuant to a Finance Document).

(b)	Subject to paragraph (c) below, the Borrower shall immediately on demand reimburse any Lender for any payment that Lender makes to the Facility Agent pursuant to paragraph (a) above.

(c)	Paragraph (b) above shall not apply to the extent that the indemnity payment in respect of which the Lender claims reimbursement relates to a liability of the Facility Agent to an Obligor.

30.12	Resignation of the Facility Agent

(a)	The Facility Agent may resign and appoint one of its Affiliates as successor by giving notice to the other Finance Parties and the Borrower.

(b)	Alternatively, the Facility Agent may resign by giving 30 days' notice to the other Finance Parties and the Borrower, in which case the Majority Lenders may appoint a successor Facility Agent.

(c)	If the Majority Lenders have not appointed a successor Facility Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Facility Agent may appoint a successor Facility Agent.

(d)	If the Facility Agent wishes to resign because (acting reasonably) it has concluded that it is no longer appropriate for it to remain as agent and the Facility Agent is entitled to appoint a successor Facility Agent under paragraph (c) above, the Facility Agent may (if it concludes (acting reasonably) that it is necessary to do so in order to persuade the proposed successor Facility Agent to become a party to this Agreement as Facility Agent) agree with the proposed successor Facility Agent amendments to this Clause 30 (The Facility Agent ) and any other term of this Agreement dealing with the rights or obligations of the Facility Agent consistent with then current market practice for the appointment and protection of corporate trustees together with any reasonable amendments to the agency fee payable under this Agreement which are consistent with the successor Facility Agent's normal fee rates and those amendments will bind the Parties.

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(e)	The retiring Facility Agent shall make available to the successor Facility Agent such documents and records and provide such assistance as the successor Facility Agent may reasonably request for the purposes of performing its functions as Facility Agent under the Finance Documents. The Borrower shall, within three Business Days of demand, reimburse the retiring Facility Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance.

(f)	The Facility Agent's resignation notice shall only take effect upon the appointment of a successor.

(g)	Upon the appointment of a successor, the retiring Facility Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (e) above) but shall remain entitled to the benefit of Clause 14.4 (Indemnity to the Facility Agent) and this Clause 30 (The Facility Agent ) and any other provisions of a Finance Document which are expressed to limit or exclude its liability (or to indemnify it) in acting as Facility Agent. Any fees for the account of the retiring Facility Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(h)	The Majority Lenders may, by notice to the Facility Agent, require it to resign in accordance with paragraph (b) above. In this event, the Facility Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (e) above shall be for the account of the Borrower.

(i)	The consent of the Borrower (or any other Transaction Obligor) is not required for an assignment or transfer of rights and/or obligations by the Facility Agent.

(j)	The Facility Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Facility Agent pursuant to paragraph (c) above) if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Facility Agent under the Finance Documents, either:

(i)	the Facility Agent fails to respond to a request under Clause 12.7 (FATCA Information) and a Lender reasonably believes that the Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)	the information supplied by the Facility Agent pursuant to Clause 12.7 (FATCA Information) indicates that the Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)	the Facility Agent notifies the Borrower and the Lenders that the Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

and (in each case) a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Facility Agent were a FATCA Exempt Party, and that Lender, by notice to the Facility Agent, requires it to resign.

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30.13	Confidentiality

(a)	In acting as Facility Agent for the Finance Parties, the Facility Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)	If information is received by a division or department of the Facility Agent other than the division or department responsible for complying with the obligations assumed by it under the Finance Documents, that information may be treated as confidential to that division or department, and the Facility Agent shall not be deemed to have notice of it nor shall it be obliged to disclose such information to any Party.

30.14	Relationship with the other Finance Parties

(a)	Subject to Clause 28.9 (Pro rata interest settlement), the, Facility Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Facility Agent's principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day, unless it has received not less than five Business Days' prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)	Each Finance Party shall supply the Facility Agent with any information that the Security Agent may reasonably specify (through the Facility Agent) as being necessary or desirable to enable the Security Agent to perform its functions as Security Agent. Each Finance Party shall deal with the Security Agent exclusively through the Facility Agent and shall not deal directly with the Security Agent.

(c)	Any Lender may by notice to the Facility Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under Clause 37.5 (Electronic communication) electronic mail address and/or any other information required to enable the sending and receipt of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address, department and officer by that Lender for the purposes of Clause 37.2 (Addresses) and sub- paragraph (ii) of paragraph (a) of Clause 37.5 (Electronic communication) and the Facility Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

30.15	Credit appraisal by the Finance Parties

Without affecting the responsibility of any Transaction Obligor for information supplied by it or on its behalf in connection with any Transaction Document, each Finance Party confirms to the Facility Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under, or in connection with, any Transaction Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document or the Security Property;

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(c)	whether that Finance Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under, or in connection with, any Transaction Document, the Security Property, the transactions contemplated by the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document or the Security Property;

(d)	the adequacy, accuracy or completeness of any information provided by the Facility Agent, any Party or by any other person under, or in connection with, any Transaction Document, the transactions contemplated by any Transaction Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document; and

(e)	the right or title of any person in or to or the value or sufficiency of any part of the Security Assets, the priority of any of the Transaction Security or the existence of any Security affecting the Security Assets.

30.16	Reference Banks

The Facility Agent shall (if so instructed by the Majority Lenders and in consultation with the Borrower) replace a Reference Bank with another bank or financial institution.

30.17	Facility Agent's management time

Any amount payable to the Facility Agent under Clause 14.4 (Indemnity to the Facility Agent), Clause 16 (Costs and Expenses) and Clause 30.11 (Lenders' indemnity to the Facility Agent) shall include the cost of utilising the Facility Agent's management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Facility Agent may notify to the Borrower and the other Finance Parties, and is in addition to any fee paid or payable to the Facility Agent under Clause 11 (Fees).

30.18	Deduction from amounts payable by the Facility Agent

If any Party owes an amount to the Facility Agent under the Finance Documents, the Facility Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Facility Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

30.19	Reliance and engagement letters

Each Creditor Party confirms that the Facility Agent has authority to accept on its behalf (and ratifies the acceptance on its behalf of any letters or reports already accepted by the Facility Agent) the terms of any reliance letter or engagement letters or any reports or letters provided by accountants, auditors or providers of due diligence reports in connection with the Finance Documents or the transactions contemplated in the Finance Documents and to bind it in respect of those, reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.

30.20	Full freedom to enter into transactions

Without prejudice to Clause 30.6 (Business with the Group) or any other provision of a Finance Document and notwithstanding any rule of law or equity to the contrary, the Facility Agent shall be absolutely entitled:

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(a)	to enter into and arrange banking, derivative, investment and/or other transactions of every kind with or affecting any Transaction Obligor or any person who is party to, or referred to in, a Finance Document (including, but not limited to, any interest or currency swap or other transaction, whether related to this Agreement or not, and acting as syndicate agent and/or security agent for, and/or participating in, other facilities to such Transaction Obligor or any person who is party to, or referred to in, a Finance Document);

(b)	to deal in and enter into and arrange transactions relating to:

(i)	any securities issued or to be issued by any Transaction Obligor or any other person; or

(ii)	any options or other derivatives in connection with such securities; and

(c)	to provide advice or other services to the Borrower or any person who is a party to, or referred to in, a Finance Document, and, in particular, the Facility Agent shall be absolutely entitled, in proposing, evaluating, negotiating, entering into and arranging all such transactions and in connection with all other matters covered by paragraphs (a), (b) and (c) above, to use (subject only to insider dealing legislation) any information or opportunity, howsoever acquired by it, to pursue its own interests exclusively, to refrain from disclosing such dealings, transactions or other matters or any information acquired in connection with them and to retain for its sole benefit all profits and benefits derived from the dealings transactions or other matters.

31	THE SECURITY AGENT

31.1	Trust

(a)	The Security Agent declares that it holds the Security Property on trust for the Creditor Parties on the terms contained in this Agreement and shall deal with the Security Property in accordance with this Clause 31 (The Security Agent) and the other provisions of the Finance Documents.

(b)	Each other Finance Party authorises the Security Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Security Agent under, or in connection with, the Finance Documents together with any other incidental rights, powers, authorities and discretions.

31.2	Parallel Debt (Covenant to pay the Security Agent)

(a)	Each Obligor irrevocably and unconditionally undertakes to pay to the Security Agent its Parallel Debt which shall be amounts equal to, and in the currency or currencies of, its Corresponding Debt.

(b)	The Parallel Debt of an Obligor:

(i)	shall become due and payable at the same time as its Corresponding Debt;

(ii)	is independent and separate from, and without prejudice to, its Corresponding Debt.

(c)	For purposes of this Clause 31.2 (Parallel Debt (Covenant to pay the Security Agent), the Security Agent:

(i)	is the independent and separate creditor of each Parallel Debt;

(ii)	acts in its own name and not as agent, representative or trustee of the Finance Parties and its claims in respect of each Parallel Debt shall not be held on trust; and

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(iii)	shall have the independent and separate right to demand payment of each Parallel Debt in its own name (including, without limitation, through any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in any kind of insolvency proceeding).

(d)	The Parallel Debt of an Obligor shall be:

(i)	decreased to the extent that its Corresponding Debt has been irrevocably and unconditionally paid or discharged; and

(ii)	increased to the extent that its Corresponding Debt has increased, and the Corresponding Debt of an Obligor shall be:

(A)	decreased to the extent that its Parallel Debt has been irrevocably and unconditionally paid or discharged; and

(B)	increased to the extent that its Parallel Debt has increased, in each case provided that the Parallel Debt of an Obligor shall never exceed its Corresponding Debt.

(e)	All amounts received or recovered by the Security Agent in connection with this Clause 31.2 (Parallel Debt (Covenant to pay the Security Agent)) to the extent permitted by applicable law, shall be applied in accordance with Clause 34.5 (Application of receipts; partial payments).

(f)	This Clause 31.2 (Parallel Debt (Covenant to pay the Security Agent)) shall apply, with any necessary modifications, to each Finance Document.

31.3	Enforcement through Security Agent only

The Creditor Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any right, power, authority or discretion arising under the Security Documents except through the Security Agent.

31.4	Instructions

(a)	The Security Agent shall:

(i)	unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Security Agent in accordance with any instructions given to it by the Facility Agent acting on the instructions of:

(A)	all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and

(B)	in all other cases, the Majority Lenders; and

(ii)	not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with sub-paragraph (i) above (or if this Agreement stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties).

(b)	The Security Agent shall be entitled to request instructions, or clarification of any instruction, from the Facility Agent acting on the instructions of the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Finance Party or group of Finance Parties, from that Finance Party or group of Finance Parties) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Security Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.

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(c)	Save in the case of decisions stipulated to be a matter for any other Finance Party or group of Finance Parties under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Security Agent by the Facility Agent acting on the instructions of the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)	Paragraph (a) above shall not apply:

(i)	where a contrary indication appears in a Finance Document;

(ii)	where a Finance Document requires the Security Agent to act in a specified manner or to take a specified action;

(iii)	in respect of any provision which protects the Security Agent's own position in its personal capacity as opposed to its role of Security Agent for the relevant Creditor Parties.

(iv)	in respect of the exercise of the Security Agent's discretion to exercise a right, power or authority under any of:

(A)	Clause 31.28 (Deductions from receipts); and

(B)	Clause 31.29 (Prospective liabilities).

(e)	If giving effect to instructions given by the Facility Agent acting on the instructions of the Majority Lenders would in the Security Agent's opinion have an effect equivalent to an amendment or waiver referred to in Clause 43 (Amendments and Waivers), the Security Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than the Security Agent) whose consent would have been required in respect of that amendment or waiver.

(f)	In exercising any discretion to exercise a right, power or authority under the Finance Documents where either:

(i)	it has not received any instructions as to the exercise of that discretion; or

(ii)	the exercise of that discretion is subject to sub-paragraph (iv) of paragraph (d) above, the Security Agent shall do so having regard to the interests of all the Creditor Parties.

(g)	The Security Agent may refrain from acting in accordance with any instructions of the Facility Agent acting on the instructions of any Finance Party or group of Finance Parties until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable Indirect Tax) which it may incur in complying with those instructions.

(h)	Without prejudice to the remainder of this Clause 31.4 (Instructions), in the absence of instructions, the Security Agent may (but shall not be obliged to) take such action in the exercise of its powers and duties under the Finance Documents as it considers in its discretion to be appropriate.

(i)	The Security Agent is not authorised to act on behalf of a Finance Party (without first obtaining that Finance Party's consent) in any legal or arbitration proceedings relating to any Finance Document. This paragraph (i) shall not apply to any legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Security Documents or enforcement of the Transaction Security or Security Documents.

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31.5	Duties of the Security Agent

(a)	The Security Agent's duties under the Finance Documents are solely mechanical and administrative in nature.

(b)	The Security Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Security Agent for that Party by any other Party.

(c)	Except where a Finance Document specifically provides otherwise, the Security Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)	If the Security Agent receives notice from a Party referring to any Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(e)	The Security Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

31.6	No fiduciary duties

(a)	Nothing in any Finance Document constitutes the Security Agent as an agent, trustee or fiduciary of any Transaction Obligor.

(b)	The Security Agent shall not be bound to account to any other Party for any sum or the profit element of any sum received by it for its own account.

31.7	Business with the Group

The Security Agent may accept deposits from, lend money to, and generally engage in any kind of banking or other business with, any member of the Group.

31.8	Rights and discretions

(a)	The Security Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume that:

(A)	any instructions received by it from the Facility Agent acting on the instructions of the Majority Lenders, any Finance Parties or any group of Finance Parties are duly given in accordance with the terms of the Finance Documents; and

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

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(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing, as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	The Security Agent may assume (unless it has received notice to the contrary in its capacity as security agent for the Creditor Parties) that:

(i)	no Default has occurred;

(ii)	any right, power, authority or discretion vested in any Party or any group of Finance Parties has not been exercised; and

(iii)	any notice or request made by the Borrower (other than a Drawdown Request or a Selection Notice) is made on behalf of and with the consent and knowledge of all the Transaction Obligors.

(c)	The Security Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(d)	Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Security Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Security Agent (and so separate from any lawyers instructed by the Facility Agent or the Lenders) if the Security Agent in its reasonable opinion deems this to be desirable.

(e)	The Security Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Security Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Security Agent may act in relation to the Finance Documents and the Security Property through its officers, employees and agents and shall not:

(i)	be liable for any error of judgment made by any such person; or

(ii)	be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of any such person, unless such error or such loss was directly caused by the Security Agent's gross negligence or wilful misconduct.

(g)	Unless a Finance Document expressly provides otherwise the Security Agent may disclose to any other Party any information it reasonably believes it has received as security agent under the Finance Documents.

(h)	Notwithstanding any other provision of any Finance Document to the contrary, the Security Agent is not obliged to do or omit to do anything if it would or might, in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)	Notwithstanding any provision of any Finance Document to the contrary, the Security Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

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31.9	Responsibility for documentation

The Security Agent is not responsible or liable for:

(a)	the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Facility Agent, the Security Agent, a Transaction Obligor or any other person in, or in connection with, any Transaction Document or the transactions contemplated in the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document or the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Transaction Document or the Security Property; or

(c)	any determination as to whether any information provided or to be provided to any Creditor Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

31.10	No duty to monitor

The Security Agent shall not be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Transaction Obligor of its obligations under any Transaction Document; or

(c)	whether any other event specified in any Transaction Document has occurred.

31.11	Exclusion of liability

(a)	Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Security Agent or any Receiver or Delegate), none of the Security Agent nor any Receiver or Delegate will be liable (unless directly caused by its gross negligence or wilful misconduct) for:

(i)	any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Transaction Document or the Security Property;

(ii)	exercising, or not exercising ,any right, power, authority or discretion given to it by, or in connection with, any Transaction Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Transaction Document or the Security Property; or

(iii)	any shortfall which arises on the enforcement or realisation of the Security Property; or

(iv)	without prejudice to the generality of paragraphs (i) to (iii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

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(B)	the general risks of investment in, or the holding of assets in, any jurisdiction, including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)	No Party other than the Security Agent, that Receiver or that Delegate (as applicable) may take any proceedings against any officer, employee or agent of the Security Agent, a Receiver or a Delegate in respect of any claim it might have against the Security Agent, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Transaction Document or any Security Property and any officer, employee or agent of the Security Agent, a Receiver or a Delegate may rely on this Clause subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Act.

(c)	The Security Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Security Agent if the Security Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Security Agent for that purpose.

(d)	Nothing in this Agreement shall oblige the Security Agent to carry out:

(i)	any "know your customer" or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Finance Party, on behalf of any Finance Party and each Finance Party confirms to the Security Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Security Agent.

(e)	Without prejudice to any provision of any Finance Document excluding or limiting the liability of the Security Agent, any Receiver or Delegate, any liability of the Security Agent, any Receiver or Delegate arising under or in connection with any Transaction Document or the Security Property shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Security Agent, Receiver or Delegate or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Security Agent, any Receiver or Delegate at any time which increase the amount of that loss. In no event shall the Security Agent, any Receiver or Delegate be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Security Agent, the Receiver or Delegate has been advised of the possibility of such loss or damages.

31.12	Lenders' indemnity to the Security Agent

(a)	Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Security Agent and every Receiver and every Delegate, within three Business Days of demand, against any cost, loss or liability incurred by any of them (otherwise than by reason of the Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct) in acting as Security Agent, Receiver or Delegate under the Finance Documents (unless the Security Agent, Receiver or Delegate has been reimbursed by a Transaction Obligor pursuant to a Finance Document).

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(b)	Subject to paragraph (c) below, the Borrower shall immediately on demand reimburse any Lender for any payment that Lender makes to the Security Agent pursuant to paragraph (a) above.

(c)	Paragraph (b) above shall not apply to the extent that the indemnity payment in respect of which the Lender claims reimbursement relates to a liability of the Security Agent to an Obligor.

31.13	Resignation of the Security Agent

(a)	The Security Agent may resign and appoint one of its Affiliates as successor by giving notice to the other Finance Parties and the Borrower.

(b)	Alternatively, the Security Agent may resign by giving 30 days' notice to the other Finance Parties and the Borrower, in which case the Majority Lenders may appoint a successor Security Agent.

(c)	If the Majority Lenders have not appointed a successor Security Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Security Agent may appoint a successor Security Agent.

(d)	The retiring Security Agent shall make available to the successor Security Agent such documents and records and provide such assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as Security Agent under the Finance Documents. The Borrower shall, within three Business Days of demand, reimburse the retiring Security Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance.

(e)	The Security Agent's resignation notice shall only take effect upon:

(i)	the appointment of a successor; and

(ii)	the transfer, by way of a document expressed as a deed, of all the Security Property to that successor.

(f)	Upon the appointment of a successor, the retiring Security Agent shall be discharged, by way of a document executed as a deed, from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) of Clause 31.24 (Winding up of trust) and paragraph (d) above) but shall remain entitled to the benefit Clause 14.5 (Indemnity to the Security Agent) and this Clause 31 (The Security Agent) and any other provisions of a Finance Document which are expressed to limit or exclude its liability (or to indemnify it) in acting as Security Agent. Any fees for the account of the retiring Security Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(g)	The Majority Lenders may, by notice to the Security Agent, require it to resign in accordance with paragraph (b) above. In this event, the Security Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (d) above shall be for the account of the Borrower.

(h)	The consent of the Borrower (or any other Transaction Obligor) is not required for an assignment or transfer of rights and/or obligations by the Security Agent.

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31.14	Confidentiality

(a)	In acting as Security Agent for the Finance Parties, the Security Agent shall be regarded as acting through its trustee division which shall be treated as a separate entity from any other of its divisions or departments.

(b)	If information is received by a division or department of the Security Agent other than the division or department responsible for complying with the obligations assumed by it under the Finance Documents, that information may be treated as confidential to that division or department, and the Security Agent shall not be deemed to have notice of it nor shall it be obliged to disclose such information to any Party.

31.15	Credit appraisal by the Finance Parties

Without affecting the responsibility of any Transaction Obligor for information supplied by it or on its behalf in connection with any Transaction Document, each Finance Party confirms to the Security Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under, or in connection with, any Transaction Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;

(b)	the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document or the Security Property;

(c)	whether that Finance Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under, or in connection with, any Transaction Document, the Security Property, the transactions contemplated by the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document or the Security Property;

(d)	the adequacy, accuracy or completeness of any information provided by the Security Agent, any Party or by any other person under, or in connection with, any Transaction Document, the transactions contemplated by any Transaction Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document; and

(e)	the right or title of any person in or to or the value or sufficiency of any part of the Security Assets, the priority of any of the Transaction Security or the existence of any Security affecting the Security Assets.

31.16	Security Agent's management time

(a)	Any amount payable to the Security Agent under Clause 14.5 (Indemnity to the Security Agent), Clause 16 (Costs and Expenses) and Clause 31.12 (Lenders' indemnity to the Security Agent) shall include the cost of utilising the Security Agent's management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Security Agent may notify to the Borrower and the other Finance Parties, and is in addition to any fee paid or payable to the Security Agent under Clause 11 (Fees).

(b)	Without prejudice to paragraph (a) above, in the event of:

(i)	a Default;

(ii)	the Security Agent being requested by a Transaction Obligor or the Facility Agent acting on the instructions of the Majority Lenders to undertake duties which the Security Agent and the Borrower agree to be of an exceptional nature or outside the scope of the normal duties of the Security Agent under the Finance Documents; or

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(iii)	the Security Agent and the Borrower agreeing that it is otherwise appropriate in the circumstances, the Borrower shall pay to the Security Agent any additional remuneration (together with any applicable Indirect Tax) that may be agreed between them or determined pursuant to paragraph (c) below.

(c)	If the Security Agent and the Borrower fail to agree upon the nature of the duties, or upon the additional remuneration referred to in paragraph (b) above or whether additional remuneration is appropriate in the circumstances, any dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Security Agent and approved by the Borrower or, failing approval, nominated (on the application of the Security Agent) by the President for the time being of the Law Society of England and Wales (the costs of the nomination and of the investment bank being payable by the Borrower) and the determination of any investment bank shall be final and binding upon the Parties.

31.17	Reliance and engagement letters

Each Creditor Party confirms that the Security Agent has authority to accept on its behalf (and ratifies the acceptance on its behalf of any letters or reports already accepted by the Security Agent) the terms of any reliance letter or engagement letters or any reports or letters provided by accountants, auditors or providers of due diligence reports in connection with the Finance Documents or the transactions contemplated in the Finance Documents and to bind it in respect of those, reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.

31.18	No responsibility to perfect Transaction Security

The Security Agent shall not be liable for any failure to:

(a)	require the deposit with it of any deed or document certifying, representing or constituting the title of any Transaction Obligor to any of the Security Assets;

(b)	obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any Finance Document or the Transaction Security;

(c)	register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any law or regulation or to give notice to any person of the execution of any Finance Document or of the Transaction Security;

(d)	take, or to require any Transaction Obligor to take, any step to perfect its title to any of the Security Assets or to render the Transaction Security effective or to secure the creation of any ancillary Security under any law or regulation; or

(e)	require any further assurance in relation to any Security Document.

31.19	Insurance by Security Agent

(a)	The Security Agent shall not be obliged:

(i)	to insure any of the Security Assets;

(ii)	to require any other person to maintain any insurance; or

(iii)	to verify any obligation to arrange or maintain insurance contained in any Finance Document, and the Security Agent shall not be liable for any damages, costs or losses to any person as a result of the lack of, or inadequacy of, any such insurance.

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(b)	Where the Security Agent is named on any insurance policy as an insured party, it shall not be liable for any damages, costs or losses to any person as a result of its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless the Facility Agent acting on the instructions of the Majority Lenders request it to do so in writing and the Security Agent fails to do so within 14 days after receipt of that request.

31.20	Custodians and nominees

The Security Agent may appoint and pay any person to act as a custodian or nominee on any terms in relation to any asset of the trust as the Security Agent may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Agreement and the Security Agent shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.

31.21	Delegation by the Security Agent

(a)	Each of the Security Agent, any Receiver and any Delegate may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any right, power, authority or discretion vested in it in its capacity as such.

(b)	That delegation may be made upon any terms and conditions (including the power to sub delegate) and subject to any restrictions that the Security Agent, that Receiver or that Delegate (as the case may be) may, in its discretion, think fit in the interests of the Creditor Parties.

(c)	No Security Agent, Receiver or Delegate shall be bound to supervise, or be in any way responsible for any damages, costs or losses incurred by reason of any misconduct, omission or default on the part of any such delegate or sub delegate.

31.22	Additional Security Agents

(a)	The Security Agent may at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co-trustee jointly with it:

(i)	if it considers that appointment to be in the interests of the Creditor Parties; or

(ii)	for the purposes of conforming to any legal requirement, restriction or condition which the Security Agent deems to be relevant; or

(iii)	for obtaining or enforcing any judgment in any jurisdiction, and the Security Agent shall give prior notice to the Borrower and the Finance Parties of that appointment.

(b)	Any person so appointed shall have the rights, powers, authorities and discretions (not exceeding those given to the Security Agent under or in connection with the Finance Documents) and the duties, obligations and responsibilities that are given or imposed by the instrument of appointment.

(c)	The remuneration that the Security Agent may pay to that person, and any costs and expenses (together with any applicable Indirect Tax) incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Security Agent.

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31.23	Acceptance of title

The Security Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that any Transaction Obligor may have to any of the Security Assets and shall not be liable for or bound to require any Transaction Obligor to remedy any defect in its right or title.

31.24	Winding up of trust

If the Security Agent, with the approval of the Facility Agent determines that:

(a)	all of the Secured Liabilities and all other obligations secured by the Security Documents have been fully and finally discharged; and

(b)	no Creditor Party is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Transaction Obligor pursuant to the Finance Documents, then

(i)	the trusts set out in this Agreement shall be wound up and the Security Agent shall release, without recourse or warranty, all of the Transaction Security and the rights of the Security Agent under each of the Security Documents; and

(ii)	any Security Agent which has resigned pursuant to Clause 31.13 (Resignation of the Security Agent) shall release, without recourse or warranty, all of its rights under each Security Document.

31.25	Powers supplemental to Trustee Acts

The rights, powers, authorities and discretions given to the Security Agent under or in connection with the Finance Documents shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Security Agent by law or regulation or otherwise.

31.26	Disapplication of Trustee Acts

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Agent in relation to the trusts constituted by this Agreement and the other Finance Documents. Where there are any inconsistencies between (i) the Trustee Acts 1925 and 2000 and (ii) the provisions of this Agreement and any other Finance Document, the provisions of this Agreement and any other Finance Document shall, to the extent permitted by law and regulation, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement and any other Finance Document shall constitute a restriction or exclusion for the purposes of the Trustee Act 2000.

31.27	Application of receipts

(a)	Except as expressly stated to the contrary in any Finance Document, any moneys which the Security Agent receives or recovers and which are, or are attributable to, Security Property (for the purposes of this Clause 31 (The Security Agent), the "Recoveries") shall be transferred to the Facility Agent for application in accordance with Clause 34.5 (Application of receipts; partial payments).

(b)	Paragraph (a) above is without prejudice to the rights of the Security Agent, each Receiver and each Delegate:

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(i)	under Clause 14.5 (Indemnity to the Security Agent) or any other indemnity in favour of the Security Agent under the Finance Documents to be indemnified out of the Security Assets; and

(ii)	under any Finance Document to credit any moneys received or recovered by it to any suspense account.

(c)	Any transfer by the Security Agent to the Facility Agent in accordance with paragraph (a) above shall be a good discharge, to the extent of that payment, by the Security Agent.

(d)	The Security Agent is under no obligation to make the payments to the Facility Agent under paragraph (a) of this Clause 31.27 (Application of receipts) in the same currency as that in which the obligations and liabilities owing to the relevant Finance Party are denominated.

31.28	Deductions from receipts

(a)	Before transferring any moneys to the Facility Agent under Clause 31.27 (Application of receipts), the Security Agent may, in its discretion:

(i)	deduct any sum then due and payable under this Agreement or any other Finance Documents to the Security Agent or any Receiver or Delegate and retain that sum for itself or, as the case may require, pay it to another person to whom it is then due and payable;

(ii)	set aside by way of reserve amounts required to meet, and to make and pay, any deductions and withholdings (on account of Taxes or otherwise) which it is or may be required by any applicable law to make from any distribution or payment made by it under this Agreement; and

(iii)	pay all Taxes which may be assessed against it in respect of any of the Security Property, or as a consequence of performing its duties, or by virtue of its capacity as Security Agent under any of the Finance Documents or otherwise (other than in connection with its remuneration for performing its duties under this Agreement).

(b)	For the purposes of sub-paragraph (i) of paragraph (a) above, if the Security Agent has become entitled to require a sum to be paid to it on demand, that sum shall be treated as due and payable, even if no demand has yet been served.

31.29	Prospective liabilities

Following acceleration or enforcement of any of the Transaction Security, the Security Agent may, in its discretion, or at the request of the Facility Agent, hold any Recoveries in an interest bearing suspense or impersonal account(s) in the name of the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit (the interest being credited to the relevant account) for later payment to the Facility Agent for application in accordance with Clause 34.5 (Application of receipts; partial payments) in respect of:

(a)	any sum to the Security Agent, any Receiver or any Delegate; and

(b)	any part of the Secured Liabilities, that the Security Agent or, in the case of paragraph (b) only, the Facility Agent, reasonably considers, in each case, might become due or owing at any time in the future.

31.30	Investment of proceeds

Prior to the payment of the proceeds of the Recoveries to the Facility Agent for application in accordance with Clause 34.5 (Application of receipts; partial payments) the Security Agent may, in its discretion, hold all or part of those proceeds in an interest bearing suspense or impersonal account(s) in the name of the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit (the interest being credited to the relevant account) pending the payment from time to time of those moneys in the Security Agent's discretion in accordance with the provisions of this Clause 31.30 (Investment of proceeds).

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31.31	Currency conversion

(a)	For the purpose of, or pending the discharge of, any of the Secured Liabilities the Security Agent may convert any moneys received or recovered by the Security Agent from one currency to another, at a market rate of exchange.

(b)	The obligations of any Transaction Obligor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.

31.32	Good discharge

Any payment to be made in respect of the Secured Liabilities by the Security Agent may be made to the Facility Agent on behalf of the Creditor Parties and any payment made in that way shall be a good discharge, to the extent of that payment, by the Security Agent.

31.33	Full freedom to enter into transactions

Without prejudice to Clause 31.7 (Business with the Group) or any other provision of a Finance Document and notwithstanding any rule of law or equity to the contrary, the Security Agent shall be absolutely entitled:

(a)	to enter into and arrange banking, derivative, investment and/or other transactions of every kind with or affecting any Transaction Obligor or any person who is party to, or referred to in, a Finance Document (including, but not limited to, any interest or currency swap or other transaction, whether related to this Agreement or not, and acting as syndicate agent and/or security agent for, and/or participating in, other facilities to such Transaction Obligor or any person who is party to, or referred to in, a Finance Document);

(b)	to deal in and enter into and arrange transactions relating to:

(i)	any securities issued or to be issued by any Transaction Obligor or any other person; or

(ii)	any options or other derivatives in connection with such securities; and

(c)	to provide advice or other services to the Borrower or any person who is a party to, or referred to in, a Finance Document, and, in particular, the Security Agent shall be absolutely entitled, in proposing, evaluating, negotiating, entering into and arranging all such transactions and in connection with all other matters covered by paragraphs (a), (b) and (c) above, to use (subject only to insider dealing legislation) any information or opportunity, howsoever acquired by it, to pursue its own interests exclusively, to refrain from disclosing such dealings, transactions or other matters or any information acquired in connection with them and to retain for its sole benefit all profits and benefits derived from the dealings transactions or other matters.

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32	CONDUCT OF BUSINESS BY THE FINANCE PARTIES

No provision of this Agreement will:

(a)	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)	oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

33	SHARING AMONG THE FINANCE PARTIES

33.1	Payments to Finance Parties

If a Finance Party (a "Recovering Finance Party") receives or recovers any amount from a Transaction Obligor other than in accordance with Clause 34 (Payment Mechanics) (a "Recovered Amount") and applies that amount to a payment due to it under the Finance Documents then:

(a)	the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the Facility Agent;

(b)	the Facility Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Facility Agent and distributed in accordance with Clause 34 (Payment Mechanics), without taking account of any Tax which would be imposed on the Facility Agent in relation to the receipt, recovery or distribution; and

(c)	the Recovering Finance Party shall, within three Business Days of demand by the Facility Agent, pay to the Facility Agent an amount (the "Sharing Payment") equal to such receipt or recovery less any amount which the Facility Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 34.5 (Application of receipts; partial payments).

33.2	Redistribution of payments

The Facility Agent shall treat the Sharing Payment as if it had been paid by the relevant Transaction Obligor and distribute it among the Finance Parties (other than the Recovering Finance Party) (the "Sharing Finance Parties") in accordance with Clause 34.5 (Application of receipts; partial payments) towards the obligations of that Transaction Obligor to the Sharing Finance Parties.

33.3	Recovering Finance Party 's rights

On a distribution by the Facility Agent under Clause 33.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from a Transaction Obligor, as between the relevant Transaction Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Transaction Obligor.

33.4	Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

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(a)	each Sharing Finance Party shall, upon request of the Facility Agent, pay to the Facility Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the "Redistributed Amount"); and

(b)	as between the relevant Transaction Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Transaction Obligor.

33.5	Exceptions

(a)	This Clause 33 (Sharing among the Finance Parties) shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Transaction Obligor.

(b)	A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and

(ii)	that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

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SECTION 11

ADMINISTRATION

34	PAYMENT MECHANICS

34.1	Payments to the Facility Agent

(a)	On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make an amount equal to such payment available to the Facility Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Facility Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)	Payment shall be made to such account in the principal financial centre of the country of that currency (or, in relation to euro, in a principal financial centre in such Participating Member State or London, as specified by the Facility Agent) and with such bank as the Facility Agent, in each case, specifies.

34.2	Distributions by the Facility Agent

Each payment received by the Facility Agent under the Finance Documents for another Party shall, subject to Clause 34.3 (Distributions to an Obligor) and Clause 34.4 (Clawback and pre- funding) be made available by the Facility Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Facility Agent by not less than five Business Days' notice with a bank specified by that Party in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre of a Participating Member State or London), as specified by that Party or, in the case of the Advance, to such account of such person as may be specified by the Borrower in the Drawdown Request.

34.3	Distributions to an Obligor

The Facility Agent may (with the consent of the Obligor or in accordance with Clause 35 (Set- Off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

34.4	Clawback and pre-funding

(a)	Where a sum is to be paid to the Facility Agent under the Finance Documents for another Party, the Facility Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)	Unless paragraph (c) below applies, if the Facility Agent pays an amount to another Party and it proves to be the case that the Facility Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Facility Agent shall on demand refund the same to the Facility Agent together with interest on that amount from the date of payment to the date of receipt by the Facility Agent, calculated by the Facility Agent to reflect its cost of funds.

(c)	If the Facility Agent is willing to make available amounts for the account of the Borrower before receiving funds from the Lenders then if and to the extent that the Facility Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to the Borrower:

(i)	the Borrower shall on demand refund it to the Facility Agent; and

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(ii)	the Lender by whom those funds should have been made available or, if that Lender fails to do so, the Borrower shall on demand pay to the Facility Agent the amount (as certified by the Facility Agent) which will indemnify the Facility Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender.

34.5	Application of receipts; partial payments

(a)	Subject to paragraph (b) below and except as any Finance Document may otherwise provide, any payment that is received or recovered by any Finance Party under, in connection with, or pursuant to any Finance Document shall be paid to the Facility Agent which shall apply the same in the following order:

(i)	first, in or towards payment of any amounts then due and payable under any of the Finance Documents;

(ii)	secondly, in retention by the Security Agent of an amount equal to any amount not then payable under any Finance Document but which the Facility Agent, by notice to the Borrower and the other Finance Parties, states in its opinion will or may become payable in the future and, upon those amounts becoming due and payable, in or towards satisfaction of them; and

(iii)	thirdly, any surplus shall be paid to the Borrower or to any other person who appears to be entitled to it.

(b)	If the Facility Agent receives a payment that is insufficient to discharge all the amounts then due and payable by a Transaction Obligor under the Finance Documents, the Facility Agent shall apply that payment towards the obligations of that Transaction Obligor under the Finance Documents in the following order:

(i)	first, in or towards payment pro rata of any unpaid fees, costs and expenses of, and any other amounts owing to, the Facility Agent, the Security Agent, any Receiver and any Delegate under the Finance Documents;

(ii)	secondly, in or towards payment pro rata of any accrued interest or commission due to any Finance Party but unpaid under this Agreement;

(iii)	thirdly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and

(iv)	fourthly, in or towards payment pro rata of any other sum due to any Finance Party but unpaid under the Finance Documents.

(c)	The Facility Agent shall, if so directed by the Majority Lenders, vary the order set out in sub- paragraphs (ii) to (iv) of paragraph (b) above.

(d)	Paragraphs (a), (b) and (c) above will override any appropriation made by a Transaction Obligor.

34.6	No set-off by Transaction Obligors

All payments to be made by a Transaction Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

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34.7	Business Days

(a)	Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any extension of the due date for payment of any principal or an Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

34.8	Currency of account

(a)	Subject to paragraphs (b) and (c) below, dollars is the currency of account and payment for any sum due from a Transaction Obligor under any Finance Document.

(b)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(c)	Any amount expressed to be payable in a currency other than dollars shall be paid in that other currency.

34.9	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)	any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Facility Agent (after consultation with the Borrower); and

(ii)	any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Facility Agent (acting reasonably).

(b)	If a change in any currency of a country occurs, this Agreement will, to the extent the Facility Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Interbank Market and otherwise to reflect the change in currency.

34.10	Currency Conversion

(a)	For the purpose of, or pending any payment to be made by any Servicing Party under any Finance Document, such Servicing Party may convert any moneys received or recovered by it from one currency to another, at a market rate of exchange.

(b)	The obligations of any Transaction Obligor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.

34.11	Disruption to Payment Systems etc.

If either the Facility Agent determines (in its discretion) that a Disruption Event has occurred or the Facility Agent is notified by the Borrower that a Disruption Event has occurred:

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(a)	the Facility Agent may, and shall if requested to do so by the Borrower, consult with the Borrower with a view to agreeing with the Borrower such changes to the operation or administration of the Facility as the Facility Agent may deem necessary in the circumstances;

(b)	the Facility Agent shall not be obliged to consult with the Borrower in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

(c)	the Facility Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

(d)	any such changes agreed upon by the Facility Agent and the Borrower shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties and any Transaction Obligors as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 43 (Amendments and Waivers);

(e)	the Facility Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Facility Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 34.11 (Disruption to Payment Systems etc.); and

(f)	the Facility Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.

35	SET-OFF

A Finance Party may set off any matured obligation due from a Transaction Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Transaction Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

36	BAIL-IN

Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the parties to a Finance Document, each Party acknowledges and accepts that any liability of any party to a Finance Document under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)	a cancellation of any such liability; and

(b)	a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

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37	NOTICES

37.1	Communications in writing

Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.

37.2	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents are:

(a)	in the case of the Borrower, that specified in Schedule 1 (The Parties);

(b)	in the case of each Lender or any other Obligor, that specified in Schedule 1 (The Parties) or, if it becomes a Party after the date of this Agreement, that notified in writing to the Facility Agent on or before the date on which it becomes a Party;

(c)	in the case of the Facility Agent, that specified in Schedule 1 (The Parties); and

(d)	in the case of the Security Agent, that specified in Schedule 1 (The Parties), or any substitute address, fax number or department or officer as the Party may notify to the Facility Agent (or the Facility Agent may notify to the other Parties, if a change is made by the Facility Agent) by not less than five Business Days' notice.

37.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of its address details provided under Clause 37.2 (Addresses), if addressed to that department or officer.

(b)	Any communication or document to be made or delivered to a Servicing Party will be effective only when actually received by that Servicing Party and then only if it is expressly marked for the attention of the department or officer of that Servicing Party specified in Schedule 1 (The Parties) (or any substitute department or officer as that Servicing Party shall specify for this purpose).

(c)	All notices from or to an Obligor shall be sent through the Facility Agent unless otherwise specified in any Finance Document.

(d)	Any communication or document made or delivered to the Borrower in accordance with this Clause will be deemed to have been made or delivered to each of the Obligors.

(e)	Any communication or document which becomes effective, in accordance with paragraphs (a) to (d) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

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37.4	Notification of address and fax number

Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to Clause 37.2 (Addresses) or changing its own address or fax number, the Facility Agent shall notify the other Parties.

37.5	Electronic communication

(a)	Any communication to be made between any two Parties under or in connection with the Finance Documents may be made by electronic mail or other electronic means, to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication and if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five Business Days' notice.

(b)	Any electronic communication made between those two Parties will be effective only when actually received in readable form and in the case of any electronic communication made by a Party to the Facility Agent only if it is addressed in such a manner as the Facility Agent shall specify for this purpose.

(c)	Any electronic communication which becomes effective, in accordance with paragraph (b) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

37.6	English language

(a)	Any notice given under or in connection with any Finance Document must be in English.

(b)	All other documents provided under or in connection with any Finance Document must be:

(i)	in English; or

(ii)	if not in English, and if so required by the Facility Agent, accompanied by a certified English translation prepared by a translator approved by the Facility Agent and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

38	CALCULATIONS AND CERTIFICATES

38.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

38.2	Certificates and determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

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38.3	Day count convention

Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days or, in any case where the practice in the Relevant Interbank Market differs, in accordance with that market practice.

39	PARTIAL INVALIDITY

If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions under the law of that jurisdiction nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

40	REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of any Creditor Party, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any Finance Document. No election to affirm any Finance Document on the part of a Creditor Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law.

41	SETTLEMENT OR DISCHARGE CONDITIONAL

Any settlement or discharge under any Finance Document between any Finance Party and any Transaction Obligor shall be conditional upon no security or payment to any Finance Party by any Transaction Obligor or any other person being set aside, adjusted or ordered to be repaid, whether under any insolvency law or otherwise.

42	IRREVOCABLE PAYMENT

If the Facility Agent considers that an amount paid or discharged by, or on behalf of, a Transaction Obligor or by any other person in purported payment or discharge of an obligation of that Transaction Obligor to a Finance Party under the Finance Documents is capable of being avoided or otherwise set aside on the liquidation or administration of that Transaction Obligor or otherwise, then that amount shall not be considered to have been unconditionally and irrevocably paid or discharged for the purposes of the Finance Documents.

43	AMENDMENTS AND WAIVERS

43.1	Required consents

(a)	Subject to Clause 43.2 (All Lender matters) and Clause 43.3 (Other exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and, in the case of an amendment, the Obligors and any such amendment or waiver will be binding on all Parties.

(b)	The Facility Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 43 (Amendments and Waivers).

(c)	Without prejudice to the generality of Clause 30.7 (Rights and discretions), the Facility Agent may engage, pay for and rely on the services of lawyers in determining the consent level required for and effecting any amendment, waiver or consent under this Agreement.

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43.2	All Lender matters

An amendment of or waiver or consent in relation to any term of any Finance Document that has the effect of changing or which relates to:

(a)	the definition of "Majority Lenders" in Clause 1.1 (Definitions);

(b)	a postponement to or extension of the date of payment of any amount under the Finance Documents (other than in relation to Clause 7.3 (Voluntary prepayment of Loan) in respect of a prepayment made pursuant to Clause 25.2 (Provision of additional security; prepayment) or Clause 7.4 (Mandatory prepayment on sale or Total Loss);

(c)	a reduction in the Margin or the amount of any payment of principal, interest, fees or commission payable;

(d)	a change in currency of payment of any amount under the Finance Documents;

(e)	an increase in any Commitment or the Total Commitments, an extension of any Availability Period or any requirement that a cancellation of Commitments reduces the Commitments rateably under the Facility;

(f)	a change to any Transaction Obligor or the Time Charterer;

(g)	any provision which expressly requires the consent of all the Lenders;

(h)	this Clause 43 (Amendments and Waivers);

(i)	any change to Clause 2 (The Facility), Clause 3 (Purpose), Clause 5 (Drawdown), Clause 8 (Interest), paragraph (a) of Clause 25.7 (Provision of valuations), Clause 26 (Accounts and Application of Earnings), Clause 28 (Changes to the Lenders), Clause 46 (Governing Law) or Clause 47 (Enforcement);

(j)	any release of, or material variation to, any Transaction Security, guarantee, indemnity or subordination arrangement set out in a Finance Document (except in the case of a release of Transaction Security as it relates to the disposal of an asset which is the subject of the Transaction Security and where such disposal is expressly permitted by the Majority Lenders or otherwise under a Finance Document);

(k)	(other than as expressly permitted by the provisions of any Finance Document) the nature or scope of:

(i)	the guarantee and indemnity granted under Clause 17 (Guarantee and Indemnity);

(ii)	the Security Assets; or

(iii)	the manner in which the proceeds of enforcement of the Transaction Security are distributed, (except in the case of sub-paragraphs (ii) and (iii) above, insofar as it relates to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document); or

(l)	the release of the guarantee and indemnity granted under Clause 17 (Guarantee and Indemnity) or of any Transaction Security unless permitted under this Agreement or any other Finance Document or relating to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document shall not be made, or given, without the prior consent of all the Lenders.

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43.3	Other exceptions

(a)	An amendment or waiver which relates to the rights or obligations of a Servicing Party (each in their capacity as such) may not be effected without the consent of that Servicing Party.

(b)	The Borrower and the Facility Agent or the Security Agent, as applicable, may amend or waive a term of a Fee Letter to which they are party.

44	CONFIDENTIALITY

44.1	Confidential Information

Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 44.2 (Disclosure of Confidential Information) and Clause 44.3 (Disclosure to numbering service providers) and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.

44.2	Disclosure of Confidential Information

Any Finance Party may disclose:

(a)	to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price- sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to any person:

(i)	to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as Facility Agent or Security Agent and, in each case, to any of that person's Affiliates, Related Funds, Representatives and professional advisers;

(ii)	with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction including a securitisation under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Transaction Obligors and to any of that person's Affiliates, Related Funds, Representatives and professional advisers;

(iii)	appointed by any Finance Party or by a person to whom sub-paragraph (i) or (ii) of paragraph (b) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph (b) of Clause 30.14 (Relationship with the other Finance Parties);

(iv)	who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in sub-paragraph (i) or (ii) of paragraph (b) above;

(v)	to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation including any applicable data protection laws;

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(vi)	to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitrations, administrative or other investigations, proceedings or disputes;

(vii)	to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 28.8 (Security over Lenders' rights);

(viii)	who is a Party, a member of the Group or any related entity of a Transaction Obligor;

(ix)	as a result of the registration of any Finance Document as contemplated by any Finance Document or any legal opinion obtained in connection with any Finance Document; or

(x)	with the consent of the Borrower;

in each case, such Confidential Information as that Finance Party shall consider appropriate if:

(A)	in relation to sub-paragraphs (i), (ii) and (iii) of paragraph (b) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;

(B)	in relation to sub-paragraph (iv) of paragraph (b) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information;

(C)	in relation to sub-paragraphs (v), (vi) and (vii) of paragraph (b) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances;

(c)	to any person appointed by that Finance Party or by a person to whom sub-paragraph (i) or (ii) of paragraph (b) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered in to a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Borrower and the relevant Finance Party; and

(d)	to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Transaction Obligors.

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44.3	Disclosure to numbering service providers

(a)	Any Finance Party may disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, the Facility and/or one or more Obligors the following information:

(i)	names of Obligors;

(ii)	country of domicile of Obligors;

(iii)	place of incorporation of Obligors;

(iv)	date of this Agreement;

(v)	Clause 46 (Governing Law);

(vi)	the names of the Facility Agent;

(vii)	date of each amendment and restatement of this Agreement;

(viii)	amount of Total Commitments;

(ix)	currency of the Facility;

(x)	type of Facility;

(xi)	ranking of Facility;

(xii)	Maturity Date for Facility;

(xiii)	changes to any of the information previously supplied pursuant to sub-paragraphs (i) to (xii) above; and

(xiv)	such other information agreed between such Finance Party and the Borrower, to enable such numbering service provider to provide its usual syndicated loan numbering identification services.

(b)	The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facility and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider.

(c)	Each Obligor represents that none of the information set out in sub-paragraphs (i) to (xiv) of paragraph (a) above is, nor will at any time be, unpublished price-sensitive information.

44.4	Entire agreement

This Clause 44 (Confidentiality) constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

44.5	Inside information

Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

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44.6	Notification of disclosure

Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Borrower:

(a)	of the circumstances of any disclosure of Confidential Information made pursuant to sub- paragraph (v) of paragraph (b) of Clause 44.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this Clause 44 (Confidentiality).

44.7	Continuing obligations

The obligations in this Clause 44 (Confidentiality) are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 12 months from the earlier of:

(a)	the date on which all amounts payable by the Obligors under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and

(b)	the date on which such Finance Party otherwise ceases to be a Finance Party.

45	COUNTERPARTS

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

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SECTION 12

GOVERNING LAW AND ENFORCEMENT

46	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

47	ENFORCEMENT

47.1	Jurisdiction

(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.

(c)	This Clause 47 (Enforcement) is for the benefit of the Creditor Parties only. As a result, no Creditor Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Creditor Parties may take concurrent proceedings in any number of jurisdictions.

47.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(i)	irrevocably appoints Grindrod Shipping Services UK Ltd as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within 3 days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been entered into and amended and restated on the dates stated at the beginning of this Agreement.

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SCHEDULE 1

THE PARTIES

PART A

THE OBLIGORS

		Registration number	Address for
Name of Borrower	Place of Incorporation	(or equivalent, if any)	Communication

Grindrod Maritime LLC	Marshall Islands	962401	200 Cantonment Road
			#03-01 Southpoint
			089763
			Singapore

			Fax: +65 6323 0046
			Attn: Chief Financial Officer

		Registration number	Address for
Name of Guarantor	Place of Incorporation	(or equivalent, if any)	Communication

Grindrod Shipping Pte. Ltd.	Singapore	200407212K	200 Cantonment Road
#03-01 Southpoint
089763
Singapore

Fax: +65 6323 0046
Attn: Chief Financial Officer

Grindrod Shipping Holdings Ltd.	Singapore	201731497H	200 Cantonment Road
#03-01 Southpoint
089763
Singapore
Fax: +65 6323 0046
Attn: Chief Financial Officer

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PART B

THE ORIGINAL LENDERS

Name of Original Lender	Commitment	Address for Communication

DVB Bank SE Singapore Branch	US$27,000,000	77 Robinson Road, #30-02
068896
Singapore

Fax no.: +65 6511 0789
tls.tm.singapore@dvbbank.com

Attention: Transaction and Loan Services

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PART C

THE SERVICING PARTIES

Name of Facility Agent	Address for Communication

DVB Bank SE Singapore Branch	77 Robinson Road, #30-02
068896
Singapore

Fax no.: +65 6511 0789
tls.tm.singapore@dvbbank.com
Attention: Transaction and Loan Services

Name of Security Agent	Address for Communication

DVB Bank SE Singapore Branch	77 Robinson Road, #30-02 068896 Singapore

Fax no.: +65 6511 0789
tls.tm.singapore@dvbbank.com
Attention: Transaction and Loan Services

Name of Account Bank	Address for Communication

DVB Bank SE	Platz der Republik 6, 60325, Frankfurt/Main, Germany

Fax no.: +49 69 9750 4499/ +49 69 9750 4900
tls.clientaccount@dvbbank.com
Attention: Treasury

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SCHEDULE 2

CONDITIONS PRECEDENT AND SUBSEQUENT

PART A

CONDITIONS PRECEDENT TO DRAWDOWN REQUEST

1	Obligors

1.1	A copy of the constitutional documents of each Transaction Obligor.

1.2	Except for the Second Bareboat Charterer, a copy of a resolution of the board of directors and (if necessary or advisable according to the relevant legal advisors of the Facility Agent) the shareholders of each Transaction Obligor:

(a)	approving the terms of, and the transactions contemplated by, the Finance Documents and Bareboat Charters to which it is a party and resolving that it execute the Finance Documents, and ratifying the execution of the Bareboat Charters, to which it is a party;

(b)	authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and

(c)	in relation to the Obligors, authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, the Drawdown Request and each Selection Notice) to be signed and/or despatched by it under, or in connection with, the Finance Documents to which it is a party.

1.3	An original of the power of attorney of any Transaction Obligor authorising a specified person or persons to execute the Finance Documents to which it is a party.

1.4	A specimen of the signature of each person authorised by the resolution referred to in paragraph 1.2 above.

1.5	A certificate of each Obligor (signed by a director and in the case of the Borrower, the manager) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on that Obligor to be exceeded.

1.6	A certificate of each Obligor that is incorporated outside the UK (signed by a director and in the case of the Borrower, the manager) certifying either that (i) it has not delivered particulars of any UK Establishment to the Registrar of Companies as required under the Overseas Regulations or (ii) it has a UK Establishment and specifying the name and registered number under which it is registered with the Registrar of Companies.

1.7	A certificate of the Second Bareboat Charterer (signed by a director) which certifies, inter alia, the resolution of the board of directors of the Second Bareboat Charterer (i) approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party, and ratifying the execution of the Second Bareboat Charter, (ii) authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf and (iii) authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under, or in connection with, the Finance Documents to which it is a party.

1.8	A certificate of an authorised signatory of the relevant Transaction Obligor certifying that each copy document relating to it specified in this Part A of Schedule 2 (Conditions Precedent and Subsequent) is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

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1.9	Evidence of satisfactory capital/shareholding structure of the Obligors.

2	Bareboat Charters and other Documents

2.1	Copies of each Bareboat Charter and of all documents signed in connection with them.

2.2	Such documentary evidence as the Facility Agent and its legal advisers may require in relation to the due authorisation and execution of each Bareboat Charter by each of the parties thereto.

2.3	If applicable, chartering description to include detailed speed and consumption figures.

3	Finance Documents

3.1	A duly executed original of this Agreement, each Fee Letter, the Subordination Deed and copies of each Subordinated Finance Document.

3.2	A duly executed original of any Finance Document not otherwise referred to in this Schedule 2 (Conditions Precedent and Subsequent).

3.3	A duly executed original of any other document required to be delivered by each Finance Document if not otherwise referred to in this Schedule 2 (Conditions Precedent and Subsequent).

4	Security Documents

A duly executed original of the Account Security, the Subordination and Assignment Agreement and the Membership Interests Security (and of each document to be delivered under each of them) including confirmation of the appointment of any process agent under the Account Security.

5	Legal opinions

5.1	Draft agreed form legal opinion of Watson Farley & Williams LLP, legal advisers to the Facility Agent and the Security Agent in England, substantially in the form distributed to and agreed by the Original Lenders before signing this Agreement.

5.2	Draft agreed form legal opinion of Allen & Gledhill LLP, legal advisers to the Facility Agent and the Security Agent in Singapore, substantially in the form distributed to and agreed by the Original Lenders before signing this Agreement.

5.3	Draft agreed form legal opinion of Webber Wentzel, legal advisers to the Facility Agent and the Security Agent in South Africa, substantially in the form distributed to and agreed by the Original Lenders before signing this Agreement.

5.4	Draft agreed form legal opinion of Minter Ellison Rudd Watts, legal advisers to the Facility Agent and the Security Agent in New Zealand, substantially in the form distributed to and agreed by the Original Lenders before signing this Agreement.

5.5	Draft agreed form legal opinion of Watson Farley & Williams LLP (New York), legal advisers to the Facility Agent and the Security Agent as to Marshall Islands law, substantially in the form distributed to and agreed by the Original Lenders before signing this Agreement.

5.6	Draft agreed form legal opinion of AKD N.V., legal advisers to the Facility Agent and the Security Agent as to Dutch law, substantially in the form distributed to and agreed by the Original Lenders before signing this Agreement

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5.7	If a Transaction Obligor is incorporated in a jurisdiction other than England and Wales, a draft legal opinion of the legal advisers to the Facility Agent and the Security Agent in the relevant jurisdiction in agreed form.

6	Other documents and evidence

6.1	Evidence that any process agent referred to in Clause 47.2 (Service of process) has accepted its appointment.

6.2	A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any Transaction Document or for the validity and enforceability of any Transaction Document.

6.3	The Original Financial Statements of the Guarantors.

6.4	The original of any mandates or other documents required in connection with the opening or operation of the Accounts.

6.5	Evidence that the fees, costs and expenses then due from the Borrowers pursuant to Clause 11 (Fees) and Clause 16 (Costs and Expenses) have been paid or will be paid by the Drawdown Date.

6.6	Such evidence as the Facility Agent may require for the Finance Parties to be able to satisfy each of their "know your customer" or similar identification procedures in relation to the transactions contemplated by the Finance Documents.

130

PART B

CONDITIONS PRECEDENT TO DISBURSEMENT

1	Obligors

A certificate of an authorised signatory of the relevant Transaction Obligor certifying that each corporate and copy document provided by it under Part A and Part B of Schedule 2 (Conditions Precedent and Subsequent) remains correct, complete and in full force and effect as at the Delivery Date.

2	Borrower

A certificate of the manager of the Borrower certifying that each copy document which it is required to provide under this Part B of Schedule 2 (Conditions Precedent and Subsequent) is correct, complete and in full force and effect as at the Delivery Date.

3	Vessel and other security

3.1	A duly executed original of the General Assignment, the Mortgage, the Deed of Covenant, the New Zealand Security Deed, the Bareboat Charterers’ Assignment and Direct Agreement and of each document to be delivered under or pursuant to each of them.

3.2	Documentary evidence that the Mortgage has been duly registered as a valid first priority ship mortgage in accordance with the laws of the jurisdiction of the Approved Flag.

3.3	Documentary evidence that the Vessel:

(a)	is definitively registered in the name of the Borrower under the Approved Flag;

(b)	is in the absolute and unencumbered ownership of the Borrower save as contemplated by the Finance Documents;

(c)	maintains the Approved Classification with the Approved Classification Society free of all overdue recommendations and conditions of the Approved Classification Society; and

(d)	is insured in accordance with the provisions of this Agreement and all requirements in this Agreement in respect of insurances have been complied with.

3.4	Copies of the Vessel’s Safety Management Certificate (together with any other details of the applicable safety management system which the Facility Agent requires) and of any other documents required under the ISM Code and the ISPS Code in relation to the Vessel including without limitation an ISSC.

3.5	A valuation of the Vessel addressed to the Facility Agent on behalf of the Finance Parties, stated to be for the purposes of this Agreement and dated not earlier than 15 days before the Drawdown Date from an Approved Valuer which shows a value for the Vessel evidencing that the Advance meets the requirements of paragraph (b) of Clause 5.3 (Currency and amount) (after the Advance has been made).

3.6	An opinion from an independent insurance consultant acceptable to the Facility Agent on such matters relating to the Insurances as the Facility Agent may require.

3.7	If applicable, last two Port State Control Certificates and Port State Control history.

3.8	If applicable, work list from the last Dry Dock completed.

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3.9	Q88 for tankers or similar for the Vessel.

3.10	Certificate that the Vessel are free from asbestos, nuclear products and glass wool.

3.11	Copy of trim and stability booklet for the Vessel.

132

PART C

CONDITIONS SUBSEQUENT

Legal opinions

Within 14 days of the Drawdown Date, or such longer period as may be agreed by the Facility Agent, executed originals of the legal opinions required under Schedule 2 Part A of this Agreement.

2	Vessel and other security

2.1	Within 30 days of the Drawdown Date evidence that the Security Documents have been duly registered or recorded in such jurisdictions as the Facility Agent may require and that all notices of assignment required under or in connection with the relevant Security Documents have been served.

2.2	Within 30 days of the Drawdown Date a duly executed original of a Letter of Undertaking from the Approved Brokers in a form acceptable to the Facility Agent.

2.3	Within 30 days of the Drawdown Date a duly executed original of a Letter of Undertaking from any protection and indemnity club or war risks association through or with whom any obligatory insurances are placed or effected in a form acceptable to the Facility Agent.

2.4	Within 30 days of the Drawdown Date a duly executed original of a Letter of Undertaking from the Approved Classification Society in a form acceptable to the Facility Agent.

3	Miscellaneous

Evidence that all legal fees have been paid within 30 days of the Drawdown Date.

133

SCHEDULE 3

REQUESTS

PART A

DRAWDOWN REQUEST

From:	Grindrod Maritime LLC

To:	DVB Bank SE Singapore Branch

Dated: [●] 2016

Dear Sirs

Grindrod Maritime LLC – Facility Agreement dated [●] 2016 (the "Agreement")

1	We refer to the Agreement. This is a Drawdown Request. Terms defined in the Agreement have the same meaning in this Drawdown Request unless given a different meaning in this Drawdown Request.

2	We wish to borrow the Advance on the following terms:

Proposed Drawdown Date:	[●] (or, if that is not a Business Day, the next Business Day)

Amount:	[●] or, if less, the Available Facility

Interest Period:	[●]

3	We confirm that each condition specified in Clause 4.1 (Conditions precedent) is satisfied on the date of this Drawdown Request.

4	The proceeds of this Advance should be credited to:

account number: [●]

name and SWIFT of account bank: [●]

name and SWIFT of US correspondent bank: [●]

5	This Drawdown Request is irrevocable.

Yours faithfully

Grindrod Maritime LLC
authorised signatory for

134

PART B

SELECTION NOTICE

From:	Grindrod Maritime LLC

To:	DVB Bank SE Singapore Branch

Dated: [●] 2016

Dear Sirs

Grindrod Maritime LLC - Facility Agreement dated 9 December 2016 and amended and restated by an Amending and Restating Agreement on [●] 2018 (the "Agreement")

1	We refer to the Agreement. This is a Selection Notice. Terms defined in the Agreement have the same meaning in this Selection Notice unless given a different meaning in this Selection Notice.

2	We request that, subject to paragraph (g) of Clause 9.1 (Selection of Interest Periods) of the Agreement, the next Interest Period for the Loan be [●].

3	This Selection Notice is irrevocable.

Yours faithfully

Grindrod Maritime LLC
authorised signatory for

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SCHEDULE 4

FORM OF TRANSFER CERTIFICATE

To:	DVB Bank SE Singapore Branch as Facility Agent and as Security Agent

From:	[The Existing Lender] (the "Existing Lender") and [The New Lender] (the "New Lender")

Dated: [●]

Dear Sirs

Grindrod Maritime LLC – Facility Agreement dated 9 December 2016 and amended and restated by an Amending and Restating Agreement on [●] 2018 (the "Agreement")

1	We refer to the Agreement. This is a Transfer Certificate. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2	We refer to Clause 28.5 (Procedure for transfer) of the Agreement:

(a)	The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation all of the Existing Lender's rights and obligations under the Agreement and the other Finance Documents which relate to that portion of the Existing Lender's Commitment and participation in the Loan under the Agreement as specified in the Schedule in accordance with Clause 28.5 (Procedure for transfer) of the Agreement.

(b)	The proposed Transfer Date is [●].

(c)	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 37.2 (Addresses) of the Agreement are set out in the Schedule.

3	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause 28.4 (Limitation of responsibility of Existing Lenders) of the Agreement.

4	The New Lender hereby confirms that it has received a copy of each of the Security Documents which are governed by German law and which are account pledges, is aware of the contents of such account pledges and expressly consents to the declarations of the Security Agent made on behalf of the New Lender (as future pledgee) in such account pledges.

5	This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

6	This Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.

7	This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

Note: The execution of this Transfer Certificate may not transfer a proportionate share of the Existing Lender's interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender's Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

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THE SCHEDULE

Commitment/rights and obligations to be transferred

[insert relevant details]

[Facility Office address, fax number and attention details

for notices and account details for payments.]

[Existing Lender]	[New Lender]

By: [●]	By: [●]

This Transfer Certificate is accepted by the Facility Agent and the Security Agent and the Transfer Date is confirmed as [●].

[Facility Agent]

By: [●]

[Security Agent]

By: [●]

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SCHEDULE 5

FORM OF ASSIGNMENT AGREEMENT

To:	DVB Bank SE Singapore Branch as Facility Agent and as Security Agent and Grindrod Maritime LLC as Borrower, for and on behalf of each Transaction Obligor

From:	[the Existing Lender] (the "Existing Lender") and [the New Lender] (the "New Lender")

Dated: [●]

Dear Sirs

Grindrod Maritime LLC - Facility Agreement dated 9 December 2016 and amended and restated by an Amending and Restating Agreement on [●] 2018 (the "Agreement")

1	We refer to the Agreement. This is an Assignment Agreement. Terms defined in the Agreement have the same meaning in this Assignment Agreement unless given a different meaning in this Assignment Agreement.

2	We refer to Clause 28.6 (Procedure for assignment):

(a)	The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Agreement, the other Finance Documents and in respect of the Transaction Security which correspond to that portion of the Existing Lender's Commitment and participations in the Loan under the Agreement as specified in the Schedule.

(b)	The Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender's Commitments and participations in the Loan under the Agreement specified in the Schedule.

(c)	The New Lender becomes a Party as a Lender and is bound by obligations equivalent to those from which the Existing Lender is released under paragraph (b) above.

3	The proposed Transfer Date is [●].

4	On the Transfer Date the New Lender becomes Party to the Finance Documents as a Lender.

5	The Facility Office and address, fax, number and attention details for notices of the New Lender for the purposes of Clause 37.2 (Addresses) are set out in the Schedule.

6	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause 28.4 (Limitation of responsibility of Existing Lenders).

7	The New Lender hereby confirms that it has received a copy of each of the Security Documents which are governed by German law and which are account pledges, is aware of the contents of such account pledges and expressly consents to the declarations of the Security Agent made on behalf of the New Lender (as future pledgee) in such account pledges.

8	This Assignment Agreement acts as notice to the Facility Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause 28.7 (Copy of Transfer Certificate or Assignment Agreement to Borrower), to the Borrower (on behalf of each Transaction Obligor) of the assignment referred to in this Assignment Agreement.

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9	This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement.

10	This Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

11	This Assignment Agreement has been entered into on the date stated at the beginning of this Assignment Agreement.

Note: The execution of this Assignment Agreement may not transfer a proportionate share of the Existing Lender's interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender's Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

THE SCHEDULE

Commitment rights and obligations to be transferred by assignment, release and accession

[insert relevant details]

[Facility office address, fax number and attention details for notices and account details for payments]

[Existing Lender]	[New Lender]

By:	By:

This Assignment Agreement is accepted by the Facility Agent and the Security Agent and the Transfer Date is confirmed as [●].

Signature of this Assignment Agreement by the Facility Agent constitutes confirmation by the Facility Agent of receipt of notice of the assignment referred to herein, which notice the Facility Agent receives on behalf of each Finance Party.

[Facility Agent]

By: [●]

[Security Agent]

By: [●]

139

SCHEDULE 6

FORM OF COMPLIANCE CERTIFICATE

To:	DVB Bank SE Singapore Branch as Facility Agent

From:	Grindrod Shipping Pte. Ltd.

Dated: [●]

Dear Sirs

Grindrod Maritime LLC – Facility Agreement dated 9 December 2016 and amended and restated by an Amending and Restating Agreement on [●] 2018 (the "Agreement")

1	We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

2	We confirm, in accordance with clause 20.1 (Financial covenants) and 20.2 (Financial covenant definitions) of the Agreement:

(a)	a Book Value Net Worth of [not less than US$250,000,000 in 2018][not less than US$265,000,000 in 2019 and 2020][not less than US$275,000,000 in [2021] and thereafter];

(b)	Cash and Cash Equivalents of not less than US$30,000,000 unencumbered cash, including the minimum cash balance in the Relevant Debt Service Reserve Account, but not including (for the avoidance of doubt) the minimum cash balance to be maintained in the Retention Account pursuant to Clause 26.9 (Minimum balance on Retention Account) or any other amount in the Retention Account as a result of the operation of Clause 26.4 (Monthly retentions); and

(c)	the ratio of Debt to Market Adjusted Tangible Fixed Assets shall be not more than 75 per cent.

3	______________________ [We confirm that no Default is continuing.][1]

Signed:
	Director	Director
	of	of
	GRINDROD SHIPPING PTE. LTD.	GRINDROD SHIPPING PTE. LTD.

[insert applicable certification language agreed by auditors]

for and on behalf of
[name of Auditors of GSPL]

1If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if any, being taken to remedy it.

140

SCHEDULE 7

TIMETABLES

Delivery of a duly completed Drawdown Request (Clause 5.1 (Delivery of a Drawdown Request)) or a Selection Notice (Clause 9.1 (Selection of Interest Periods))	Five Business Days before the intended Drawdown Date (Clause 5.1 (Delivery of a Drawdown Request)) or the expiry of the preceding Interest Period (Clause 9.1 (Selection of Interest Periods))

Facility Agent notifies the Lenders of the Advance in accordance with Clause 5.4 (Lenders' participation)	Three Business Days before the intended Drawdown Date.

LIBOR is fixed	Quotation Day as of 11:00 am London time

141

SCHEDULE 8

CLASSIFICATION SOCIETY UNDERTAKING

PART A

LETTER TO APPROVED CLASSIFICATION SOCIETY

To:	DNV GL

Date: [●]

Dear Sirs

Name of vessel: m.t. "MATUKU" (the "Vessel")

Classification Society: DNV GL

DNV or GL Reg No: 33817

Flag: New Zealand

Name of Owner: Grindrod Maritime LLC (the "Owner")

Name of mortgagee: DVB Bank SE Singapore Branch (the "Mortgagee")

We refer to the Vessel, which is registered in our ownership with you.

The Mortgagee has agreed to provide mortgage secured finance to the Owner upon condition that, among other things, the Owner provides the Mortgagee electronic access to classification records with a user name and password.

We as registered owner of the Vessel irrevocably and unconditionally authorise DNV GL to disclose all and any confidential classification data in relation to the Vessel by providing electronic access to classification records for DNV or GL Reg. No. 33817 with a user name and password to the Mortgagee (sub for Singapore, e-mail address: techcom@dvbbank.com). We acknowledge that such access may only be granted if the Mortgagee accepts the DNV GL terms of use for the respective online tools.

We confirm that the above mentioned authorisation shall remain in full force and effect until we and the Mortgagee together give you notice in writing revoking such authorisation or until the Vessel changes ownership, whichever comes first.

We undertake to reimburse the Classification Society in full for any costs or expenses it may incur in complying with the instructions and authorisations referred to in this letter should there be any.

This letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

For and on behalf of
Grindrod Maritime LLC

142

PART B

UNDERTAKING FROM APPROVED CLASSIFICATION SOCIETY

To:	Grindrod Maritime LLC and

DVB Bank SE Singapore Branch

Dated: [●]

Dear Sirs

Name of vessel: m.t. "MATUKU" (the "Vessel")

Name of Owner: Grindrod Maritime LLC (the "Owner")

We DNV GL, acknowledge receipt of a letter dated [●] sent to us by the Owner regarding the Vessel and consent to the instructions contained in such letter.

Yours faithfully

For and on behalf of
DNV GL

143

EXECUTION PAGES

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